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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2007

Classes I, S and ADV

ING Partners, Inc.

■  ING American Century Large Company Value Portfolio

■  ING American Century Small-Mid Cap Value Portfolio

■  ING Baron Asset Portfolio

■  ING Baron Small Cap Growth Portfolio

■  ING Columbia Small Cap Value II Portfolio

■  ING Davis New York Venture Portfolio
(formerly Davis Venture Value Portfolio)

■  ING JPMorgan International Portfolio

■  ING JPMorgan Mid Cap Value Portfolio

■  ING Legg Mason Partners Aggressive Growth Portfolio

■  ING Legg Mason Partners Large Cap Growth Portfolio

■  ING Lord Abbett U.S. Government Securities Portfolio

■  ING Neuberger Berman Partners Portfolio

■  ING Neuberger Berman Regency Portfolio

■  ING OpCap Balanced Value Portfolio

■  ING Oppenheimer Global Portfolio

■  ING Oppenheimer Strategic Income Portfolio

■  ING PIMCO Total Return Portfolio

■  ING Pioneer High Yield Portfolio

■  ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■  ING T. Rowe Price Growth Equity Portfolio

■  ING Templeton Foreign Equity Portfolio

■  ING Thornburg Value Portfolio

■  ING UBS U.S. Large Cap Equity Portfolio

■  ING UBS U.S. Small Cap Growth Portfolio

■  ING Van Kampen Comstock Portfolio

■  ING Van Kampen Equity and Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	56

Report of Independent Registered Public Accounting Firm	64

Statements of Assets and Liabilities	65

Statements of Operations	79

Statements of Changes in Net Assets	86

Financial Highlights	99

Notes to Financial Statements	143

Portfolios of Investments	172

Tax Information	290

Director and Officer Information	293

Shareholder Meeting Information	299

Advisory Contact Approval Discussion	301

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product ("GDP") growth was being reported at a brisk 4.9%

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Large Company Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Charles A. Ritter, CFA, Vice President and Senior Portfolio Manager and Brendan Healy, CFA, Vice President and Portfolio Manager, American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of (2.00)% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price® Index(2) ("S&P 500 Index"), which returned (0.17)% and 5.49%, respectively, for the same period.

Portfolio Specifics: Stocks struggled for most of the one-year reporting period, providing a challenging market environment for the Portfolio. The slowing U.S. economy, the sub-prime meltdown, and subsequent credit crisis weighed on investors, who gravitated toward companies that were already strong performers; this momentum bias did not fit well with the Portfolio's investment approach, which seeks stocks that are undervalued by the market. In addition, growth stocks outperformed value across the capitalization spectrum.

The Portfolio benefited from strong security selection in the information technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft Corp., which benefited from strong sales of its new Vista operating system and Office 2007. Hewlett-Packard Co. continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

Our position in consumer staples benefited performance as the U.S. economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times, consumer staples stocks, we believe, are regarded as sound, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the primary benchmark. Pepsi Bottling Group, Inc. and Coca-Cola Co., for example, gained about 30% during the period. Despite higher commodity costs, Pepsi Bottling Group, Inc. announced a healthy increase in profit. Meanwhile, Coca-Cola Co. reported growing revenues and bought back a large number of its shares.

Financial stocks — the Portfolio's largest single position, but a relative underweight nonetheless — represented our largest sources of underperformance versus the primary benchmark. Many financial firms came under pressure amid the fallout in the sub-prime lending category. Three of our top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington Mutual, a major thrift involved in mortgage finance; and Citigroup, Inc., a diversified global financial services company. All three stocks declined on news of wider-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

Although the Portfolio's position in the energy sector contributed on an absolute basis, it underperformed in relative terms. Energy stocks, specifically oil and gas companies, provided the strongest results for the Russell 1000® Value Index. Because of valuations, we held a smaller-than-the-benchmark allocation, which was a drag on results.

Current Strategy & Outlook: The Portfolio is designed for investors seeking long-term capital growth who can tolerate relatively moderate share price fluctuations compared with volatility from more aggressive, growth-oriented investments. We believe the Portfolio can serve as a solid core holding in a diversified portfolio, with the capability to outperform growth-oriented investments when the value discipline is in favor.

As fundamental, bottom-up managers, we evaluate each company individually on its own merits and build the Portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the attractiveness of individual companies.

As of December 31, 2007, the Portfolio was broadly diversified, with continued overweight positions in the information technology and health care sectors. Our valuation work contributed to our smaller relative weightings in utilities stocks. We have also continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.9%
General Electric Co.	4.2%
Chevron Corp.	3.4%
AT&T, Inc.	3.2%
Citigroup, Inc.	3.1%
Bank of America Corp.	3.0%
Royal Dutch Shell PLC ADR	2.6%
JPMorgan Chase & Co.	2.4%
ConocoPhillips	2.3%
Johnson & Johnson	2.3%

*  Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	(1.72)%	11.61%	4.94%
Class S	(2.00)%	11.33%	4.66%
Class ADV	(2.17)%	11.08%	4.40%
Russell 1000® Value Index(1)	(0.17)%	14.63%	9.23	%(3)
S&P 500® Index(2)	5.49%	12.83%	6.14	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Large Company Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance of the index is shown as of December 1, 2001.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth, income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Steve Roth, Phillip N. Davidson, Scott A. Moore, and Michael Liss, Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of (2.90)% compared to the Russell 2500TM Value Index(1) and Standard & Poor's ("S&P") Small Cap 600/Citigroup Value Index(2), which returned (7.27)% and (5.54)%, respectively, for the same period.

Portfolio Specifics: Small-Cap Value — Stocks struggled for most of the one-year reporting period, providing a challenging market environment for the Portfolio. The slowing U.S. economy, the sub-prime meltdown, and subsequent credit crisis weighed on investors, which began to gravitate toward companies that were already strong performers. Generally, growth stocks also outperformed value stocks across the capitalization spectrum.

Our emphasis on high-quality stocks and our risk-controlled investment approach helped mitigate the impact of the market volatility on the Portfolio's performance. Moreover, in a difficult year for value investing, our quality bias positioned the Portfolio to benefit from the acquisitions and leveraged buyouts that occurred over the period. More than two dozen of our names were bought by strategic and financial acquirers, a testament to the quality of the companies we typically seek out.

The Portfolio's underweight in the financial sector was one of the top contributors to relative performance, and stock selection boosted results further. Because of our valuation work, we had less exposure than the benchmark to real estate investment trusts ("REITs"). REITS, which comprise nearly 10% of the Russell 2000® Value Index, posted negative results while the Portfolio benefited from its much smaller average stake of around 4.5%.

Many financial firms came under pressure amid the fallout in the sub-prime lending category and suffered further in the credit crisis that followed. We successfully sidestepped broader damage in favor of names that suffered lesser declines. However, one holding was a top detractor. Triad Guaranty, Inc., which provides private mortgage insurance, lost its largest customer — American Home Mortgage Investment Corp. — to bankruptcy in August. This is expected to have a significant impact on the company's earnings in the months ahead.

Our overweight in the industrials sector enhanced performance. Effective stock selection across several industries — specifically, the machinery, aerospace and defense, and commercial services and supplies segments — also boosted our progress versus the benchmark. A key holding was Alliant Techsystems, Inc., a major producer of commercial and military ammunition. Alliant Techsystems, Inc. has enjoyed solid growth and earnings and is expected to benefit from new contracts and strategic acquisitions. Another notable contributor was FTI Consulting, Inc., a global provider of bankruptcy, restructuring, and forensic services. The company's stock nearly doubled as FTI Consulting, Inc. exceeded earnings expectations on greater demand for bankruptcy services in the midst of the sub-prime turmoil.

There were two areas of relative weakness for the Portfolio during the period — materials and consumer staples. Stock prices in both sectors have been momentum-driven and did not meet our valuation criteria. As a result, they have not merited sizeable exposure, which modestly detracted when they outperformed for the benchmark. For example, we held an underweight position in CF Industries Holdings, a major distributor of fertilizer products, whose earnings were propelled by rapidly rising prices for nitrogen and phosphate.

Mid-Cap Value — Stocks struggled for most of the one-year reporting period, providing a challenging market environment for the Portfolio. The slowing U.S. economy, the sub-prime meltdown, and subsequent credit crisis weighed on investors, who favored lower dividend yields over higher dividend yields, and low balance sheet quality versus over high balance sheet quality. Overall, growth stocks outperformed value across the capitalization spectrum. Against that market backdrop, the Portfolio benefited from strong security selection.

Our mix of consumer staples companies contributed to performance. Boosting results was an overweight to several names not represented in the benchmark. Specifically, we owned Kraft — the largest branded food company in the U.S. — which added value as its stock traded on its own fundamentals after the company's spin-off from Altria Group. Kraft Foods, Inc. has also invested in new product development, improved marketing, and is considering the divestiture of non-core businesses. Diamond Foods, Inc., which processes and distributes nuts and other snack foods, beat earnings forecasts as it continued to improve operating performance, expand sales channels, and accelerate earnings growth.

The consumer discretionary sector was another bright spot. Many investors shied away from these stocks in response to the housing downturn and slowing economic growth. Our favorable relative performance was the result of an underweight and strong security selection, including a lack of exposure to homebuilders and media companies. Both industries were down for the benchmark.

Meanwhile, an overweight in health care boosted performance. Our holdings in health care equipment, for example, added materially to results. The industry also provided a top performer — Symmetry Medical Inc., a leading maker of surgical implants, instruments and other devices, that benefited from growing revenues and increased market opportunities. Strong security selection in the information technology sector was another contributor to relative returns, particularly holdings in the electronic equipment and semiconductor segments.

Despite an underweight position, our allocation to the financial sector — and specifically, our overweight in thrifts and our mix of insurance stocks — was a drag on results. Two of our top detractors were MGIC Investment Corporation, the nation's largest private mortgage insurer, and Ambac Financial Group, Inc., a leading municipal bond insurer. Although non-traditional mortgage activity comprised a small percentage of these companies' businesses, both had greater-than-expected exposure to mortgage-related losses. Because of the subsequent capital issues, we sold both holdings.

The Portfolio's underweight in energy — the best performer in the benchmark — hurt relative results. Because of valuations, we did not own certain energy companies, such as Hess Corp. and Noble Energy, Inc., that boosted the benchmark's performance.

Current Strategy & Outlook: Small Cap Value — The Portfolio is designed for investors seeking long-term capital growth who can tolerate relatively high share price fluctuations. The Portfolio may serve a diversifying role in a portfolio. As of December 31, 2007, the Portfolio was broadly diversified, with an overweight position in industrials and an underweight position in financials relative to the benchmark.

Mid Cap Value — The Portfolio is designed for investors seeking long-term capital growth by investing in medium-sized companies. The Portfolio may serve a diversifying role in a portfolio. As of December 31, 2007, we continued to see opportunities in health care and consumer staples stocks, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work contributed to our smaller relative weightings in financials and energy stocks.

As fundamental, bottom-up managers, we evaluate each company individually on its own merits and build the Portfolio from the ground up, one stock at a time. In our search for companies that we believe are undervalued, we will structure exposure to stocks and market segments as warranted based on the attractiveness of individual companies.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Bemis Co.	1.7%
Sybase, Inc.	1.6%
Parametric Technology Corp.	1.6%
International Speedway Corp.	1.2%
Puget Energy, Inc.	1.1%
iShares S&P MidCap 400 Index Fund	1.1%
Southwest Gas Corp.	1.1%
Portland General Electric Co.	1.1%
Aspen Insurance Holdings Ltd.	1.0%
iShares S&P SmallCap 600 Index Fund	1.0%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	(2.70)%	14.97%	9.15%
Class S	(2.90)%	14.72%	8.88%
Class ADV	(3.17)%	14.42%	8.60%
Russell 2500TM Value Index(1)	(7.27)%	16.17%	10.13%
S&P SmallCap 600/Citigroup Value Index(2)	(5.54)%	15.61%	8.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P SmallCap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

ING BARON ASSET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Asset Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron*, Founder, Chief Executive Officer, Chairman and Andrew Peck, Vice President, Portfolio Managers of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 9.25% compared to the Russell Midcap® Index(1), which returned 5.60% for the same period.

Portfolio Specifics: Industries that had the most positive contribution over the one-year reporting period include energy & energy services and financial services-brokerages & exchanges.

Energy & energy services industry had the most positive impact on the Portfolio's performance during 2007, led by Sunpower Corp ("SPWR"), a manufacturer of silicon based photovoltaic solar panels (which convert sunlight to electricity) had an extremely good year in 2007. By our estimates, it increased its output of solar cells by nearly 100% and announced plans to double plant capacity again in 2008. SPWR also structured key arrangements with its raw material suppliers which will enable it to have great visibility for 2008 and 2009 module production. Finally, SPWR completed a key strategic merger early in the year. The merger, with a company called Power Light, enabled SPWR, we believe, to get presence in the larger-scale power plant market and increased its international presence.

The financial services-brokerages & exchanges industry also had a positive impact on performance for 2007, as all five of its holdings were up during the year with Charles Schwab Corp. leading the way. Charles Schwab Corp. continued to report impressive net new asset inflows from its customers, delivering on management's ambitious goal for the year. Account growth and trading metrics were also strong. The prudence of the company's management was highlighted as Charles Schwab Corp. avoided the credit market losses that plagued many other financial institutions.

Real estate and the consulting industry were the worst performing industries in 2007. The real estate industry had the most negative impact on performance due to the decline of all three of the Portfolio's holdings, CB Richard Ellis Group, Inc., St. Joe Co. and Forest City Enterprises, Inc. Shares of CB Richard Ellis Group, Inc., the world's largest full-service commercial real estate services firm, fell sharply during late-2007 over concerns surrounding its vulnerability to a slowdown in the commercial real estate market. The market is particularly concerned about whether the company's unit that advises on the sales of commercial properties will be negatively impacted for a sustained period by turmoil in the credit markets, which has made it very challenging for purchasers to finance real estate acquisitions.

The consulting industry had the second most negative impact on performance, due to both of the Portoflio's holdings, Gartner, Inc. and Corporate Executive Board Co. The Gartner Events division suffered from a decline in exhibitor sales as a result of a change in leadership, which left sales positions vacant. However, Gartner's research metrics continue to be outstanding, which we believe is the true driver of shareholder value over the long term. Corporate Executive Board Co. shares fell as contract value growth failed to accelerate as quickly as we hoped. We believe that contract value growth is poised to increase by the second quarter in 2008, positioning the company to generate better than expected results in 2009 and beyond.

The top five most positively impacting stocks were: Sunpower Corp, Stericycle, Iron Mountain, Charles Schwab and Wynn Resorts. The top five most negatively impacting stocks were; Lamar Advertising, CB Richard Ellis Group, Brookdale Senior Living, Gartner, Inc. and Corporate Executive Board Co.

Current Strategy and Outlook: BAMCO invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at healthy and sustainable rates and we expect that their share prices will reflect their attractive prospects.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Iron Mountain, Inc.	2.5%
Charles Schwab Corp.	2.5%
CME Group, Inc.	2.4%
Eaton Vance Corp.	2.4%
Arch Capital Group Ltd.	2.3%
Polo Ralph Lauren Corp.	2.2%
Lamar Advertising Co.	2.1%
Wynn Resorts Ltd.	2.1%
CH Robinson Worldwide, Inc.	2.1%
Covance, Inc.	1.9%

Portfolio holdings are subject to change daily.

*  Effective January 24, 2008, Ronald Baron no longer manages the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON ASSET PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S May 3, 2006		Since Inception of Class ADV January 18, 2006
Class I	9.25%	10.36%		—		—
Class S	8.92%	—		7.44%		—
Class ADV	8.66%	—		—		9.81%
Russell Midcap® Index(1)	5.60%	10.32	%(2)	7.22	%(3)	7.94	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Asset Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from May 1, 2006.

(4) Since inception performance of the index is shown from February 1, 2006.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 6.11% compared to the Russell 2000® Index(1), which returned (1.57)% for the same period.

Portfolio Specifics: Industries that had the most positive contribution over the one-year reporting period include energy & energy services and education.

Energy & energy services industry made the largest contribution to the Portfolio's gain, led by Sunpower, Corp. Our energy investments in 2007 directly benefited from the increase in oil as the benchmark price rose from $61 per barrel to begin 2007 to just under $96 per barrel to finish the year. The rise was driven by worldwide demand growth of about 1.1%, led by emerging markets in South America and Asia, as supply growth remained in check due to the maturity of existing fields, disruptions caused by political turmoil in key producing regions and the continued cohesion within the Organization of the Petroleum Exporting Countries ("OPEC").

The education industry had the second most positive impact on the Portfolio's performance mainly due to DeVry, Inc., which is generating significant operating leverage from continued improving enrollment trends combined with prior cost-cutting and real estate rationalization activities. Investors were encouraged that these levels could be surpassed as enrollment builds.

Financial services-community banks and chemical were the worst performing industries in 2007. Financial services firms, particularly community banks, in the latter half of 2007 erased all the gains made in the first six months. There were two primary reasons. First, falling housing prices led to increased mortgage and construction loan delinquencies, and ultimately write-offs. Second, community banks found themselves forced to compete with troubled financial firms offering high deposit rates. Yet, loan rates declined. Thus, the rate paid to money going out (deposit interest) remained high, while money coming in (loan payments) fell. These two factors coupled with the overall lack of liquidity in the market (following the sub-prime crisis) made community bank shares under-perform.

The chemical industry had the second most negative impact mainly due to Symyx Technologies. Symyx Technologies experienced a very difficult year. Revenue guidance was lowered because of a host of issues. The expected renewal of the ExxonMobil Corp. contract occurred at only 80% of its prior level. Delays with four major pharmaceutical customers and the loss of three chemical collaborators resulted in lower sales. While the company is taking steps to rectify the problem with the promotion of Isy Goldwasser to CEO and the hiring of additional salesmen, the timing of the turnaround is unclear and we exited the position.

The top five most positively impacting stocks were: Sunpower Corp, Intuitive Surgical, Inc., Devry Inc., Chipotle Mexican Grill and Wynn Resorts. The top five most negatively impacting stocks were; Symyx Technologies, WellCare Group, Isle of Capri Casinos, CB Richard Ellis Group and DSW Inc.

Current Strategy and Outlook: BAMCO invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at healthy and sustainable rates and we expect that their share prices will reflect their attractive prospects.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

DeVry, Inc.	2.6%
Sunpower Corp.	2.4%
Equinix, Inc.	1.9%
J Crew Group, Inc.	1.9%
Dick's Sporting Goods, Inc.	1.7%
Ralcorp Holdings, Inc.	1.7%
FCStone Group, Inc.	1.6%
Core Laboratories NV	1.5%
Cohen & Steers, Inc.	1.5%
Healthways, Inc.	1.5%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	6.36%	17.82%	12.92%
Class S	6.11%	17.51%	12.64%
Class ADV	5.80%	17.22%	12.34%
Russell 2000® Index(1)	(1.57)%	16.25%	8.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian Stadlinger, Ph.D. and Jarl Ginsberg, Portfolio Managers, Columbia Management Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 3.21% compared to the Russell 2000® Value Index(1), which returned (9.78)% for the same period.

Portfolio Specifics: 2007 marked a challenging period for managers and investors alike largely attributable to the challenging environment caused by continued deterioration in the housing and credit markets, combined with slowing domestic growth.

The Portfolio's performance relative to the benchmark was mostly attributable to strong stock selection in the industrial, financial and consumer discretionary sectors. Industrials on average returned 31.6% compared to 1.4% for industrial companies in the Russell 2000 Value® Index. Investments that continued to perform particularly well included JA Solar Holdings Co., Ltd. ADR, the China based manufacturer of photovoltaic (solar) cells, and several aerospace companies such as BE Aerospace, Inc., Barnes Group, Inc. and Edo Corp. Transportation and general industrial companies also fared well.

Positive stock selection within the volatile financials group allowed the strategy to steer clear of larger losses suffered by the Russell 2000® Value Index within this group. The Portfolio was underweight real estate investment trusts ("REITs") and banks, thereby avoiding the numerous woes of the sector. On a stock specific basis, upscale hotel REIT Equity Inns contributed to performance as it agreed to be acquired.

Consumer discretionary stock selection also contributed to performance with the likes of Bally Technologies in the gaming industry and Tupperware Corp within consumer staples.

Slightly offsetting the positive performance were a handful of consumer and financial names including Brown Shoe Co., Inc. and Carmike, on the consumer side, and Colonial BancGroup, Inc. and Umpqua Holdings Corp., on the banking side.

Throughout the year, companies in the aerospace, machinery and commercial services space have provided strong boosts to performance. With the continued weakness of financial company shares, it is also worth noting that our continued underweight to the group combined with good stock selection was beneficial to performance. Our stock selection process has helped us to avoid many weaker names, while directing our attention to solid investments especially within the insurance industry. Weaker areas in terms of relative performance included materials, health care and utilities.

Current Strategy and Outlook: We employ a disciplined, bottom-up approach that incorporates quantitative screens, fundamental analysis and sophisticated risk management techniques. The investment process is designed to separate value opportunities — companies with solid top-line growth prospects and good cash flow fundamentals — from "value traps," those at a competitive disadvantage due to poor management, a weak product line or a hostile business environment.

Heading into 2008, the process that drives stock selection and portfolio construction remains intact. Looking for attractively valued stocks whose upward inflection points signal possible potential upside in the names has led to an overweight to industrials, consumer discretionary and health care stocks. Where fewer opportunities exist, we have underweight positions. These include financials, utilities and technology names. While we remain cognizant of macro issues and events, these occurrences do not drive our stock selection methodology. We adhere to an approach where a thorough examination of the fundamentals determines to which value opportunities we gain exposure, and the value traps we avoid.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Alexandria Real Estate Equities, Inc.	1.1%
Actuant Corp.	1.1%
Digital Realty Trust, Inc.	1.1%
Magellan Health Services, Inc.	1.1%
Esterline Technologies Corp.	1.1%
Assured Guaranty Ltd.	1.1%
Exterran Holdings, Inc.	1.1%
Rockwood Holdings, Inc.	1.1%
Aspen Insurance Holdings Ltd.	1.1%
Universal Corp.	1.1%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006	Since Inception of Class ADV December 29, 2006
Class I	3.21%	2.93%		—	—
Class S	2.97%	—		2.99%	—
Class ADV	2.73%	—		—	2.71%
Russell 2000® Value Index(1)	(9.78)%	(1.27	)%(2)	(1.27)%	(9.78	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from May 1, 2006.

(3) Since inception performance of the index is shown from January 1, 2007.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio* (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 4.16% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 5.49% for the same period.

Portfolio Specifics: The energy sector was the top-performing sector of the S&P 500® Index. Energy companies were also the most important contributor to the Portfolio's performance over the year. The Portfolio's energy companies out-performed the corresponding sector within the S&P 500® Index (up 45% versus 34% for the S&P 500® Index) and the Portfolio also benefited from a higher relative average weighting in this sector (13% versus 11% for the S&P 500® Index). ConocoPhillips, Occidental Petroleum Corp., China Coal Energy Co., Devon Energy Corp., EOG Resources, Inc., and Transocean, Inc. were among the top contributors to performance.

The Portfolio made a significant investment in consumer staple companies, and they were the second most important contributor to performance. The Portfolio's consumer staple companies out-performed the corresponding sector within the S&P 500® Index (up 21% versus 14% for the S&P 500® Index) and the Portfolio also benefited from a higher relative weighting in this sector (14% versus 10% for the S&P 500® Index). Altria Group, Inc. and Costco Wholesale Corp. were among the top contributors to performance.

The Portfolio managers have identified a number of investment opportunities in foreign companies. The Portfolio ended the period with approximately 13% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500® Index over the period.

The most important detractors from performance relative to the S&P 500® Index over the year were that the Portfolio had a higher weighting in financial companies, which was a poorly performing sector, a lower weighting in information technology companies, which was a strongly performing sector, and poor stock selection among material companies.

The financial sector was the worst performing sector of the S&P 500® Index. The Portfolio's financial companies out-performed the corresponding sector within the S&P 500® Index (down 9% versus down 19% for the S&P 500® Index), but were still the largest detractor from performance. A higher relative average weighting in this sector (38% versus 21% for the S&P 500® Index) detracted from both absolute and relative performance. While Berkshire Hathaway, Inc. was among the top contributors to performance, Citigroup, Inc., American International Group, Inc., Wachovia, American Express Co., Moodys, Ambac Financial Group, Inc., and E*Trade Financial Corp. were among the top detractors from performance.

The weak performance of the Portfolio's consumer discretionary companies (down 14% versus down 13% for the S&P 500® Index), along with a higher relative average weighting in this sector (11% versus 10% for the S&P 500® Index) detracted from both absolute and relative performance. While Amazon.com, Inc. was among the top contributors to performance, Comcast Corp. and Harley Davidson, Inc. were among the top detractors from performance.

Current Strategy and Outlook: We have built a portfolio which is quite different in composition from the S&P 500® Index. The Portfolio's investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

Consistent with our low-turnover strategy, only three companies dropped out of the Portfolio's top 10 holdings, Tyco International Ltd., Comcast Corp, and Wells Fargo. The Portfolio continues to own all three companies, but in reduced amounts. Three new additions to the Portfolio's top 10 holdings at year-end were Devon Energy Corp., Microsoft Corp., and Loews Corp, all of which were top 20 holdings at the beginning of the year.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ConocoPhillips	4.5%
American Express Co.	4.0%
Altria Group, Inc.	3.9%
Costco Wholesale Corp.	3.8%
American International Group, Inc.	3.5%
Berkshire Hathaway, Inc. - Class A	3.3%
JPMorgan Chase & Co.	2.9%
Devon Energy Corp.	2.6%
Microsoft Corp.	2.3%
Loews Corp.	2.3%

* Excludes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

*  On July 12, 2007, the Board of Trustees of ING Partners, Inc. approved changing the Portfolio's name from "ING Davis Venture Value Portfolio" to "ING Davis New York Venture Portfolio", effective on or about August 20, 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	4.43%	13.74%	6.35%
Class S	4.16%	13.44%	6.08%
Class ADV	3.91%	13.17%	5.83%
S&P 500® Index(1)	5.49%	12.83%	6.14	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown as of December 1, 2001.

ING JPMORGAN INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan International Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Howard Williams, Managing Director and James Fisher, Portfolio Managers of J.P. Morgan Asset Management (U.K.) Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 10.12% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) ("MSCI EAFE® Index"), which returned 11.17% for the same period.

Portfolio Specifics: The Portfolio seeks to be diversified by region and sector, with stock selection as the primary source of performance. At the regional level, exposure in the emerging markets, Japan and the U.K. contributed to performance, while holdings in Europe ex-U.K. and Asia Pacific ex-Japan weighed on relative performance. Contributors at the sector level came from energy and materials, while financials and telecommunications hurt returns.

At the stock level, contributors included Brazilian oil and gas company Petroleo Brasileiro SA ADR. Shares reflected the strength in crude oil and the company's continued success of its exploration program as well as investors' appetite for emerging markets. The crude oil market remained buoyant throughout the year as geopolitical tensions coupled with strong demand to perpetuate perceptions of market tightness. Shares of CVRD, the Brazilian diversified mineral company, also contributed to returns as the market became increasingly focused on news about an early positive settlement of iron ore price negotiations.

Alternatively, Wolseley PLC, a distributor of plumbing and heating equipment, was a major detractor in the period, as its U.S. division was negatively affected by housing woes. The company derives over half of its revenues from the U.S. There were also concerns that ongoing rate hikes in the U.K. might be detrimental to the company, as its debt levels jumped following last year's purchase of DT Group. More recently, the company reported its first profit decline in six years.

Also detracting from performance was the U.K.-based bank Barclays PLC. Despite impressive performance from its Barclays Capital division in recent years, the bank's stock suffered with the rest of the financial sector due to concerns over the U.S. sub-prime mortgage market.

Current Strategy and Outlook: We believe the optimism for the global economy that pervaded the early months of 2007 has been replaced with a mood of somber caution, as markets continue to focus on the tension between concerns about inflation and the desire for lower interest rates heading into 2008. Financial markets remain fragile despite recent rounds of capital-raising, as risk aversion has become an increasingly common theme. The provision of extra liquidity by central banks and the recent interest rate cuts in the U.S. and the U.K. have assisted in redressing the problems, but the necessity of these actions, especially against the backdrop of ongoing inflationary pressures, underscores the stress in the system.

A slowdown in economic activity in the U.S. has already occurred. While an official recession may be averted, it is unclear as to what factors will drive a recovery in the U.S. economy. A key point of conjecture is the extent to which this slowdown will affect the rest of the global economy. Asian economies continue to power ahead, at least for now, while Europe in aggregate remains solid, despite weakness in a couple of notable geographies, where housing markets have started to soften considerably.

The recent credit market turmoil seems to have tempered investors' risk appetite, and we continue to expect quality to come back into focus. We believe that the Portfolio should be well-positioned to benefit from this shift, given its focus on high-quality names.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Total SA	3.8%
HSBC Holdings PLC	3.0%
ENI S.p.A.	2.7%
Vodafone Group PLC	2.7%
Tesco PLC	2.4%
E.ON AG	2.2%
Nestle SA	2.1%
Standard Chartered PLC	2.1%
Siemens AG	2.1%
Nokia OYJ	2.0%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN INTERNATIONAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Classes S and ADV December 10, 2001
Class I	10.12%	17.93%	7.54%	—
Class S	9.76%	17.65%	—	10.34%
Class ADV	9.54%	17.36%	—	10.07%
MSCI EAFE® Index(1)	11.17%	21.59%	8.66%	14.24	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan International Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(2) Since inception performance for the index is shown as of December 1, 2001.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 2.34% compared to the Russell Midcap® Value Index(1), which returned (1.42)% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the Russell Midcap® Value Index, mostly due to stock selection in the financial and consumer discretionary sectors, while stock selection in energy and materials detracted.

At the stock level, shares of Williams Cos., Inc. soared over the period, prompted by the sale of the majority of its power trading business to Bear Stearns and consecutive quarters of impressive earnings helped by increased natural gas production, higher margins and new pipeline rates. The sale of its power business was expected to reduce both earnings volatility and borrowing costs while allowing the company to focus its efforts on its core natural gas business. The divestiture could provide a catalyst for restoration of its investment-grade credit rating and removes a business segment which concerned investors given the volatility of its contribution to earnings.

Another top contributor to performance was Assurant Inc., a U.S. specialty insurer. The company reported solid earnings results throughout the year, driven by increased premium growth in its specialty property unit and higher-than-expected investment income. Analysts revised earnings estimates upward, based on lower-than-expected year-to-date catastrophic losses and increased volumes in its creditor-placed homeowner's business as homeowner's insurance policies have been allowed to lapse and mortgage foreclosures continue to mount.

Detracting from performance was M&T Bank Corp., a Mid-Atlantic regional bank, as concerns over sub-prime mortgages significantly devalued its portfolio of Alt-A mortgage loans, causing an earnings shortfall early in the year. M&T Bank Corp. also posted disappointing third-quarter results due to losses from loans affected by rising delinquencies and depreciation of its investment in a Florida commercial mortgage lender.

Old Republic International Corp., an insurer, also detracted from performance. While the company posted solid results in its property segment, declining revenues in its mortgage guaranty and title insurance segments pressured results.

Sector allocations are a byproduct of our bottom-up stock selection process. The two largest Portfolio sector overweights were in health care and telecommunications for which we have strong conviction in the underlying fundamentals of our holdings. Stock selection in healthcare and telecommunications contributed to results.

The two largest sector underweights in the Portfolio were information technology and materials. Stock selection in information technology contributed to performance while stock selection in materials detracted. We typically underweight the information technology sector as we believe that many technology firms lack the stable business models that meet our investment criteria. We continue to underweight materials as we believe it is difficult to find attractive valuations in this sector.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that we believe have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Synovus Financial Corp.	2.5%
Williams Cos., Inc.	2.3%
Coventry Health Care, Inc.	2.2%
Assurant, Inc.	2.1%
Devon Energy Corp.	2.1%
Cincinnati Financial Corp.	2.0%
American Electric Power Co., Inc.	1.8%
PG&E Corp.	1.8%
M&T Bank Corp.	1.8%
Brown-Forman Corp.	1.8%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	2.61%	15.46%	12.02%
Class S	2.34%	15.19%	11.73%
Class ADV	2.06%	14.88%	11.44%
Russell Midcap® Value Index(1)	(1.42)%	17.92%	12.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Legg Mason Partners Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Richard Freeman, Managing Director, Portfolio Manager and Evan Bauman, Assistant Portfolio Manager, of ClearBridge Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of (1.61)% compared to the Russell 3000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 11.40% and 5.49%, respectively, for the same period.

Portfolio Specifics: Significant contributors to performance for the one-year reporting period included, Anadarko Petroleum Corp. and Weatherford International Ltd. in energy, L-3 Communications Holdings, Inc. in industrials, and Genzyme Corp., Biogen Idec, Inc., and ImClone Systems Inc. in health care. We believe Anadarko Petroleum Corp., and the energy exploration and production sector in general, benefited from growth in production, successful new finds in the Gulf of Mexico and the ability to pay down debt at a faster pace than expected.

The leading detractors from Portfolio performance during the year were Merrill Lynch & Co., Inc. in financials, Comcast Corp. (Class A Special) in consumer discretionary, Forest Laboratories Inc. and Amgen, Inc. in health care, Micron Technology Inc. in information technology, and Time Warner, Inc. in consumer discretionary. We believe Merrill Lynch & Co., Inc was hurt by concerns about troubles in the U.S. housing market.

During the year, an overweight position in the energy sector made a positive contribution to Portfolio performance relative to the benchmark, Russell 3000® Growth Index. The Portfolio's overweight positions in the consumer discretionary, financial and health care sectors detracted from relative performance. Underweight positions in materials, information technology and consumer staples also detracted from performance during the quarter. The Portfolio had no significant holdings in the utilities, materials, telecommunications services and consumer staples sectors.

The Portfolio's sector allocation and subsequent overweight or underweight positions were effectively a byproduct of the manager's bottom-up stock selection process rather than the result of any top-down strategy or questions of benchmark sensitivity.

Current Strategy and Outlook: Our 2008 outlook focuses on psychology, monetary conditions and valuation. We remind investors that the stock market tends, in our opinion, to bottom on fear/pessimism and normally peaks on euphoria/greed. Clearly, we feel we are much closer to the former. The financial stress of 2007 has helped create a much more accommodative Federal Reserve Board, which has cut the federal funds rate by 100 basis points (1.00%) and the discount rate by 150 basis (1.50%) points since the summer and continues to inject reserves into the system to maintain liquidity. On a broad market basis, we believe valuations remain attractive. Given strong cash balances for many corporations, we expect merger and acquisition ("M&A") activity to remain robust.

The success or failure of the Portfolio will be determined by the ability of our holdings to grow earnings/cash flows over a sustained period of time while smartly allocating capital. We feel that conditions are in place for the broad market to advance from the levels at which it closed 2007.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Anadarko Petroleum Corp.	8.0%
Weatherford International Ltd.	6.7%
Genzyme Corp.	6.2%
Biogen Idec, Inc.	6.2%
UnitedHealth Group, Inc.	5.9%
Lehman Brothers Holdings, Inc.	4.7%
Forest Laboratories, Inc.	4.4%
L-3 Communications Holdings, Inc	4.2%
Comcast Corp. - Special Class A	3.6%
Amgen, Inc.	3.6%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Classes S and ADV December 10, 2001
Class I	(1.61)%	12.88%	2.14%	—
Class S	(1.88)%	12.60%	—	2.45%
Class ADV	(2.11)%	12.32%	—	2.20%
Russell 3000® Growth Index(1)	11.40%	12.42%	3.83%	4.35	%(3)
S&P 500® Index(2)	5.49%	12.83%	5.91%	6.14	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Legg Mason Partners Large Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Alan Blake Managing Director and Portfolio Manager, of ClearBridge Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S provided a total return of 4.63% compared to the Russell 1000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 11.81% and 5.49%, respectively, for the same period.

Portfolio Specifics: The fourth quarter continued the trend that we witnessed in the previous three quarters of calendar 2007. Notably, growth generally outperforming value (as measured by the Russell 1000® Growth Index and the Russell 1000® Value Index, respectively) and large company stocks outperforming small company stocks (as measured by the Russell 1000® Index and the Russell 2000® Index, respectively).

During the year, Portfolio performance was enhanced by overweight positions in the information technology and consumer staples sectors. The Portfolio also benefited from an underweight position in the telecommunications services sector, where it held no significant positions. The Portfolio was hurt by overweight positions in the consumer discretionary and financial sectors and underweight positions in the energy, materials and industrial sectors. The Portfolio had no substantial holdings in the materials and energy sectors, which were the strongest contributors to the performance of the benchmark index. The Portfolio also had no significant holdings in the industrial sector.

The top performing stocks in the Portfolio during the year were Amazon.com, Inc. in the consumer discretionary sector, Nasdaq Stock Market, Inc. and Berkshire Hathaway, Inc. (Class A) in financials, and Juniper Networks, Inc. and Intel Corp. in the information technology sector. Top performing stocks within the strongest sectors were Amazon.com, Harman International Industrial Inc. and Citadel Broadcasting Corp. in consumer discretionary and Coca-Cola Co., PepsiCo Inc., WM Wrigley Jr. Co. and Procter & Gamble Co. in consumer staples.

Stocks that detracted the most from Portfolio performance were Amgen, Inc. and Genentech, Inc., in health care, Merrill Lynch & Co. in financials, Akamai Technologies, Inc. in information technology and IAC/InterActiveCorp. in consumer discretionary. The biggest detractors within the worst performing sectors were Akamai, Motorola Inc., Yahoo Inc., Red Hat Inc. and Cisco Systems Inc. in information technology and Amgen, Genentech, Vertex Pharmaceuticals Inc., Medtronic Inc and Pfizer Inc. in health care.

Current Strategy and Outlook: We feel the market had clearly started discounting a meaningful slowdown in the global economy (and thus corporate profits) well in advance of the mass media musings that are being written. In our opinion, periods like this usually favor self-funding, counter-cyclical industries like consumer staples, health care, and parts of technology.

Pundits suggest that dislocations and market uncertainty usually end with some sort of financial calamity. We can all agree that the most recent mortgage mess at every level of the food chain qualifies. We would argue that the aggressive write-downs and recent capital raises close the chapter on another period of self-perpetuating indiscretion on behalf of the financial services industry. Mercifully, we think the banks have finally bracketed their respective exposure to spread product and have been realistic on asset prices going forward. The Federal Reserve Board will likely continue to 'come to the rescue,' as long as the dislocations persist to ensure proper liquidity and functionality of the financial system.

As the consumer is approximately two thirds of the gross domestic product ("GDP"), things to watch in the new year include: political direction (or lack thereof); unemployment; capital spending plans of corporations; export levels from emerging markets; direction of already elevated levels of input costs; and retail sales trends.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Amazon.com, Inc.	9.2%
Berkshire Hathaway, Inc. - Class A	5.7%
Genentech, Inc.	4.9%
Texas Instruments, Inc.	4.1%
Amgen, Inc.	3.7%
Electronic Arts, Inc.	3.7%
Nasdaq Stock Market, Inc.	3.7%
Intel Corp.	3.4%
Yahoo!, Inc.	3.3%
Akamai Technologies, Inc.	3.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007

	1 Year	Since Inception of Classes I, S and ADV May 1, 2003
Class I	4.92%	8.92%
Class S	4.63%	8.63%
Class ADV	4.42%	8.38%
Russell 1000® Growth Index(1)	11.81%	11.57%
S&P 500® Index(2)	5.49%	12.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Large Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Lord Abbett U.S. Government Securities Portfolio (the "Portfolio") seeks high current income consistent with reasonable risk. The Portfolio is managed by Robert I. Gerber, Partner, Director of Taxable Fixed Income Management and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 7.31% compared to the Lehman Brothers® Government Bond Index(1), which returned 8.66% for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark, the Lehman Brothers® Government Bond Index, over the twelve-month period.

As Treasury securities benefited from a flight to quality, the Portfolio's underweight in the Treasury sector relative to the benchmark was a hindrance to performance. In particular, our large exposure to mortgage-backed securities ("MBS") detracted from performance. As concerns grew that accommodative monetary policy increased the risk of inflation, the Portfolio maintained a position in Treasury inflation protected securities ("TIPS"). Our underweight in Agency bonds also detracted from performance relative to the benchmark. As we chose to focus our spread exposure on the MBS market, agency positions were reduced. The agency market outperformed marginally for the period.

Based on weakening valuations, we continue to add to the Portfolio in non-Treasury (spread) sectors. As yields relative to Treasuries for MBS increase resulting in compelling valuations, we continue to add to our existing positions. Due to the slowdown in housing and negative home price appreciation, we swapped out of lower coupon mortgages into higher coupon mortgages during the last few months of 2007.

In the first half of 2007, the Portfolio was positioned with less than usual exposure to spread products (non-U.S. Treasury securities) due to a conviction that at very tight spread levels, the compensation for risk was low. As the sub-prime crisis unfolded, spreads on non-U.S. Treasuries widened. The Portfolio's exposure to spread product, in the form of MBS, was held at a low level. Spread product positioning contributed to the performance of the Portfolio on an absolute basis. The purchase of highly liquid MBS issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, added coupon income (yield) to the Portfolio. The higher yield helped offset price decreases arising from increased market volatility. Adding to performance was the increased position in adjustable-rate mortgages (ARMS). On balance, these holdings offered sufficient coupon income to out yield the benchmark. One of the larger exposures in the Portfolio was in adjustable rate debt. The April 1 inclusion of this sub-sector in the Lehman Brothers® Aggregate Index improved valuations somewhat.

Current Strategy and Outlook: As we look ahead in 2008, we believe investors' main concern will be the extent of the economic slowdown. Weak employment numbers, disappointing manufacturing data and slumping global stock markets at the start of the year have only added to recession fears. All eyes will be on the Federal Reserve Board (the "Fed") to determine how well they can navigate the post sub-prime economy. The Fed's dual mandate to promote economic growth while limiting inflation will be challenged by a crippled banking system, plagued by illiquidity and housing's drag on the economy. While both monetary and fiscal policy makers take steps to alleviate the sub-prime dilemma, uncertainty about the impact of further home price weakening remains chief among investors' concerns.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Federal National Mortgage Corporation, 5.500%, due 02/01/36	22.8%
Government National Mortgage Association, 5.500%, due 07/15/36	9.6%
Federal Home Loan Bank,
5.125%, due 08/14/13	6.4%
Federal Home Loan Mortgage Corporation, 5.500%, due 01/01/22	4.4%
U.S. Treasury Bond, 4.500%, due 02/15/36	4.3%
U.S. Treasury Bond, 4.250%, due 11/15/17	3.6%
Federal Home Loan Mortgage Corporation, 5.000%, due 04/01/20	3.2%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/01/22	3.0%
Federal Home Loan Mortgage Corporation, 5.000%, due 10/01/20	2.4%
Federal Home Loan Mortgage Corporation, 5.000%, due 04/01/21	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S January 18, 2006
Class I	7.31%	5.57%		—
Class S	7.02%	—		5.12%
Lehman Brothers® Government Bond Index(1)	8.66%	6.04	%(2)	6.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett U.S. Government Securities Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Lehman Brothers® Government Bond Index is an index of U.S. Treasury bonds and notes, and government-agency bonds (excluding mortgage-backed securities).

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from February 1, 2006.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Neuberger Berman Partners Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by S. Basu Mullick, Vice President and Portfolio Manager of Neuberger Berman Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 8.62% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 5.49% for the same period.

Portfolio Specifics: The year was volatile for the equity markets, but most major indices advanced. In the first half, the strength of earnings and stable interest rate policy lifted stocks, but over the summer concern over the impact of sub-prime mortgage defaults spread to the credit markets, causing a liquidity crunch and dampening enthusiasm for equities. The Federal Reserve Board (the "Fed") stepped in to ease monetary conditions, which helped revive stocks in the fall. However, concern about economic weakness, reflected in slowing retail sales, caused stock declines in the fourth quarter. Within the S&P 500® Index, the energy sector provided the most substantial gains, followed distantly by utilities and materials. Financials and consumer discretionary suffered substantial losses.

For the year, the Portfolio outperformed the S&P 500® Index. Energy had the most favorable impact on total return, followed by industrials and materials. Consumer discretionary was the worst laggard, followed by financials. Relative to the index, the Portfolio's stock selection and overweight in energy provided the most favorable impact. Stock selection in industrials and materials were also considerable positives, with overweights in these sectors contributing modestly to results.

Our assessment of the credit crunch has led us to the view that the recovery in housing was likely to be more protracted than we had anticipated. As such, in the third quarter, we made the decision to exit the bulk of our homebuilding (in consumer discretionary) and mortgage-related stocks (in financials), reinvesting the proceeds in retail, energy and industrials. By the fourth quarter, this change paid significant dividends as we limited our exposure to continued trauma in these areas. However, for the year, consumer discretionary and financials, were significant detractors to relative results.

Current Strategy and Outlook: Over the course of 2007, problems in the housing and sub-prime mortgage markets morphed from seemingly narrow issues to factors affecting the entire economy. Now, it's clear from a variety of metrics that economic growth has decelerated substantially. The Fed has taken a number of steps to ease credit conditions, and we hope that the Fed will continue to be vigilant.

We believe it's likely that the economy will manage to avoid a contraction, helped by strong overseas economies, modest domestic inventory levels and low interest rates. Despite these influences, however, many U.S. stocks have been trading down to levels reflecting a potentially protracted recession. While we regret that we did not sell our homebuilders and financial companies sooner, in reinvesting sale proceeds from these stocks, we have found attractive investments in somewhat cyclical retail, industrial and materials names.

We are excited by the presence of what we believe are many attractively valued, quality companies in our Portfolio. Even if the economy worsened beyond our current expectations, we believe that scenario would only postpone what we think could be a considerable opportunity. We remain focused on our investment discipline, believing that buying high quality, dominant companies with strong balance sheets, purchased at value prices, has the potential to provide superior results over the long term.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Chicago Bridge & Iron Co. NV	3.0%
Freeport-McMoRan Copper & Gold, Inc.	2.9%
Berkshire Hathaway, Inc. - Class B	2.9%
Petroleo Brasileiro SA ADR	2.7%
Terex Corp.	2.4%
National Oilwell Varco, Inc.	2.4%
McDermott International, Inc.	2.3%
Assurant, Inc.	2.2%
Noble Corp.	2.1%
Goldman Sachs Group, Inc.	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 19, 2006		Since Inception of Class S January 3, 2006		Since Inception of Class ADV December 29, 2006
Class I	8.85%	8.22%		—		—
Class S	8.62%	—		8.85%		—
Class ADV	8.40%	—		—		8.35%
S&P 500® Index(1)	5.49%	9.50	%(2)	10.52	%(3)	5.49	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Neuberger Berman Partners Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from February 1, 2006.

(3) Since inception performance of the index is shown from January 1, 2006.

(4) Since inception performance of the index is shown from January 1, 2007.

ING NEUBERGER BERMAN REGENCY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Neuberger Berman Regency Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by S. Basu Mullick, Vice President and Portfolio Manager of Neuberger Berman Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 2.53% compared to the Russell Midcap® Value Index(1), which returned (1.42)% for the same period. The Portfolio's distributions included a return of capital of $0.05 per share.

Portfolio Specifics: The year was volatile for the equity markets, but most major indices advanced. In the first half, the strength of earnings and stable interest rate policy lifted stocks, but over the summer concern over the impact of sub-prime mortgage defaults spread to the credit markets, causing a liquidity crunch and dampening enthusiasm for equities. The Federal Reserve Board (the "Fed") stepped in to ease monetary conditions, which helped revive stocks in the fall. However, concern about economic weakness, reflected in slowing retail sales, caused stock declines in the fourth quarter. Within the Russell Midcap® Value Index, the energy sector provided the most substantial gains followed by materials. Financials and consumer discretionary suffered substantial losses.

For the year, the Portfolio outperformed the Russell Midcap® Value Index. Energy, industrials, and materials had the most favorable impact on total return. Consumer discretionary was the worst laggard, followed by financials. Relative to the index, the Portfolio's overweight in energy provided the most favorable impact. Stock selection in materials and industrials were also considerable positives, with overweights in these sectors also modestly contributing to results.

Our assessment of the credit crunch has led us to the view that the recovery in housing was likely to be more protracted than we had anticipated. As such, in the third quarter, we made the decision to exit the bulk of our homebuilding (in consumer discretionary) and mortgage-related stocks (in financials), reinvesting the proceeds in retail, energy and industrials. By the fourth quarter, this change paid significant dividends as we limited our exposure to continued trauma in these areas. However, for the year, consumer discretionary and financials had the worst impact on relative results.

Current Strategy and Outlook: Over the course of 2007, problems in the housing and sub-prime mortgage markets morphed from seemingly narrow issues to factors affecting the entire economy. Now, it's clear from a variety of metrics that economic growth has decelerated substantially. The Fed has taken a number of steps to ease credit conditions, and we hope that the Fed will continue to be vigilant.

We believe it's likely that the economy will manage to avoid a contraction, helped by strong overseas economies, modest domestic inventory levels and low interest rates. Despite these influences, however, many U.S. stocks have been trading down to levels reflecting a potentially protracted recession. While we regret that we did not sell our homebuilders and financial companies sooner, in reinvesting sale proceeds from these stocks, we have found attractive investments in somewhat cyclical retail, industrial and materials names.

We are excited by the presence of what we believe are many attractively valued, quality companies in our Portfolio. Even if the economy worsened beyond our current expectations, we believe that scenario would only postpone what we think could be a considerable opportunity. We remain focused on our investment discipline, believing that buying high quality, dominant companies with strong balance sheets, purchased at value prices, has the potential to provide superior results over the long term.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Freeport-McMoRan Copper & Gold, Inc.	3.5%
Chicago Bridge & Iron Co. NV	2.7%
Noble Corp.	2.3%
Terex Corp.	2.2%
Canadian Natural Resources Ltd.	2.2%
Constellation Energy Group, Inc.	2.1%
United States Steel Corp.	2.0%
FirstEnergy Corp.	2.0%
Assurant, Inc.	2.0%
McDermott International, Inc.	1.9%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING NEUBERGER BERMAN REGENCY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006
Class I	2.53%	4.93%		—
Class S	2.32%	—		4.02%
Russell Midcap® Value Index(1)	(1.42)%	8.86	%(2)	8.86	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Neuberger Berman Regency Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from January 1, 2006.

ING OPCAP BALANCED VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING OpCap Balanced Value Portfolio (the "Portfolio") seeks capital growth, and secondarily, investment income. The Portfolio is managed by Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of (3.97)% compared to the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")(1), the Lehman Brothers® Intermediate Government/Credit Bond Index(2) and the Composite Index (60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index)(3), which returned 5.49%, 7.39% and 6.39%, respectively, for the same period.

Portfolio Specifics: U.S. stocks advanced for most of 2007 before declining in the fourth quarter in response to a slowing rate of economic growth, turmoil in the housing and credit markets, and investor concerns about sharply higher oil prices. Our underperformance in 2007 resulted primarily from the poor returns of our financial stocks, the market's weakest sector. In our view, many financial stocks are undervalued and represent some of the better opportunities in the market following their sell-off in 2007. We believe our financial holdings are well chosen and should be good long-term investments. Our consumer discretionary stocks also detracted from performance, while our telecommunication services and technology investments contributed positively to results.

Among individual stocks, ConocoPhillips (oil and gas) was the top contributor as the share price gained in response to record energy prices. MedImmune, Inc. (biotechnology) rose sharply on its acquisition by pharmaceuticals company AstraZeneca. EMC (data storage) advanced during the first 10 months on strong earnings growth. We sold our investment, taking profits, before the shares fell late in the year. Other contributors included Yum! Brands, Inc. (fast food), Lehman Brothers Holdings, Inc. (investment banking) and Eaton Corp. (diversified manufacturer).

Countrywide Financial (mortgage origination and servicing) was the biggest detractor, falling as turmoil in the housing and mortgage markets worsened. The company reported a third-quarter loss. We expect new home starts to bottom by mid-2008 and new home prices to reach their low toward the end of 2008. In addition, we expect Countrywide to return to profitability by the end of 2008. We think the stock is inexpensive at recent prices. Centex (homebuilding) declined in response to the housing slump. Aircraft design and manufacturing company Boeing (industrial) declined throughout the quarter amid speculation that its 787 program was running further behind schedule than previously announced. We believe Boeing continues to trade at a discount to intrinsic value and are encouraged by their backlog of unfilled orders and competitive position. Other detractors included AMBAC Financial Group, Inc. (municipal bond insurance), Moody's (financial research and credit ratings) and Sepracor (healthcare).

In addition to owning stocks, the Portfolio invests in fixed-income securities to generate income and manage risk. Our fixed-income holdings performed well, outperforming the Lehman Brothers® Intermediate Government/Credit Bond Index. These holdings consist of a diverse group of higher-quality securities, including short- and intermediate-term corporate securities, long-term U.S. Treasuries, and intermediate-term U.S. Treasury "strips."

Current Strategy and Outlook: Our goal is to generate long-term performance by investing in stocks trading at a discount to our estimate of their intrinsic value. We are focused at this time on owning undervalued stocks that could perform well even if there is an economic recession in 2008 or could benefit substantially from the monetary easing that might accompany a recession. An example is fast-food company, Yum Brands!, Inc., which we expect to continue its rapid growth in China regardless of economic conditions in the US.

In addition to our investments in financial stocks, we have sizable holdings of health care, consumer discretionary and technology issues. We do not own any materials or utility stocks. We think the chances of a recession in the coming months are approximately 50/50. However, we believe a recession, if one does occur, will be relatively mild. Our research indicates that the stock market is somewhat undervalued to fairly valued as 2008 begins. We believe stocks are likely to perform well in the coming year, albeit with some volatility until a clearer picture of the economic outlook emerges.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ConocoPhillips	7.2%
Boeing Co	4.8%
WellPoint, Inc.	4.5%
U.S. Treasury Note, 3.875%, due 10/31/12	4.1%
Lehman Brothers Holdings, Inc.	3.8%
Roche Holding Ltd. ADR	3.5%
Biogen Idec, Inc.	3.1%
U.S. Treasury Bond, 5.000%, due 05/15/37	3.0%
Freddie Mac	2.9%
U.S. Treasury STRIP, 6.762%, due 02/15/15	2.8%

*  Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPCAP BALANCED VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	(3.79)%	9.66%	3.57%
Class S	(3.97)%	9.38%	3.32%
Class ADV	(4.27)%	9.11%	3.06%
S&P 500® Index(1)	5.49%	12.83%	6.14	%(4)
Lehman Brothers® Intermediate Government/Credit Bond Index(2)	7.39%	4.06%	4.84	%(4)
Composite Index(3)	6.39%	9.36%	5.84	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING OpCap Balanced Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Lehman Brothers® Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.

(3) The Composite Index consists of 60% of the return of (securities included in) S&P 500® Index and 40% of the return of (securities included in) Lehman Brothers® Intermediate Government/Credit Bond Index.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 6.35% compared to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) and the MSCI All Country World IndexSM(2), which returned 9.04% and 11.66%, respectively, for the same period.

Portfolio Specifics: In a period of choppy global markets and a credit crunch in the U.S., the Portfolio underperformed its benchmark, the MSCI World IndexSM, for the reporting period.

The most significant contribution to the underperformance of the Portfolio was the Portfolio's lack of holdings of metals and materials stocks and its relative underweight in energy and utilities stocks. Its substantial position in certain technology stocks hurt its relative performance too. Our relative underweight in financials, especially U.S.-based companies, helped returns, as we partially anticipated a more difficult economic environment for financial stocks.

Given the strategic orientation of the Portfolio, which focuses on long-term sustainable competitive advantage and away from commodities, the past year's environment was somewhat unfavorable for our long-term strategy. We had some success in the past year from our investments in our second-largest holding Siemens AG, the German conglomerate, where restructuring continues to deliver value. Also, Nintendo Co. Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business, more than doubled in the past year. Juniper Networks, Inc., one of the world's leading network equipment providers, gained as evidence of the need to increase network capacity in telecom networks mounted. Among our long-term holdings, Vodafone Group plc, our third-largest holding, and Porsche AG, also had good years. Our lack of oil orientation notwithstanding, our investments in the increased complexity of the oil business also proved to be excellent investments. Transocean, Inc., the world's largest driller and Hyundai Heavy Industries, the world's largest shipbuilder (whose stock we sold and took profits), both had stellar years.

Our largest holding, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world had a terrible year, falling considerably, as order shortfalls played havoc with the stock price. We continue to believe that its world leading technology, significant barriers to entry and a compelling valuation presage excellent long term prospects for the company. Japan was the location of many of our poor performers. The lack of growth in the Japanese domestic economy hurt our holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt our holding in Credit Saison Co. Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines which substantially reduced Sega Sammy Holdings, Inc.'s profit and stock price. We are confident that the credit card opportunity in Japan is vast and that Credit Saison Co. Ltd.'s fortunes, while temporarily affected, will be restored and enhanced in the future. One of our most trying holdings has been Advanced Micro Devices, Inc., which declined sharply as a result of missteps and delays. We still believe that the company has much to look forward to if it can execute better.

Current Strategy and Outlook: The Portfolio's investment strategy continues to be focused on identifying long-term structural growth stocks — companies with durable long-term earnings and cash flow growth characteristics, strong economic returns on invested capital, and healthy balance sheets. We continue to like the valuations of large-cap growth companies, particularly technology companies with high barriers to entry and returns on capital.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Telefonaktiebolaget LM Ericsson	2.9%
Siemens AG	2.6%
Vodafone Group PLC	2.4%
Microsoft Corp.	1.9%
Hennes & Mauritz AB	1.8%
Juniper Networks, Inc.	1.8%
Sony Corp.	1.7%
eBay, Inc.	1.6%
LVMH Moet Hennessy Louis Vuitton SA	1.5%
Credit Suisse Group	1.5%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	6.57%	17.08%	11.45%
Class S	6.35%	16.51%	10.94%
Class ADV	6.04%	16.24%	10.69%
MSCI World IndexSM(1)	9.04%	16.96%	11.03%
MSCI All Country World IndexSM(2)	11.66%	18.24%	12.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The MSCI All Country World IndexSM is a broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Strategic Income Portfolio (the "Portfolio") seeks a high level of current income principally derived from interest on debt securities. The Portfolio is managed by Arthur P. Steinmetz, Senior Vice President and Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 8.50% compared to the Lehman Brothers® Aggregate Bond ("LBAB") Index(1) and the S&P/Citigroup World Government Bond Index(2), which returned 6.97% and 10.95%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Portfolio provided solid returns. We attribute the Portfolio's strong results primarily to the Portfolio's international portfolio, where our emphasis on currencies and securities from emerging markets fared particularly well.

During the summer, a credit crisis in the U.S. sub-prime mortgage sector spread to other parts of the financial markets, causing investors to reassess their attitudes toward risk. A number of highly leveraged hedge funds were forced to liquidate even their more creditworthy holdings to raise cash for redemption requests and margin calls, leading to challenging liquidity conditions in several market sectors. As a result, high yield bonds erased many of their previous gains by year-end. Conversely, prices of U.S. Treasury securities rallied as investor engaged in a "flight to quality." The Federal Reserve Board (the "Fed") intervened in the credit crisis with several reductions in key interest rates, including three cuts in the overnight federal funds rate, which ended the year at 4.25%.

Market conditions in international markets diverged from those in the United States. Robust economic growth in Europe caused the European Central Bank to raise short-term interest rates early in the year, making yields from European bonds more attractive. Bond yields in many Latin American and Asian emerging markets also remained higher than those in the United States. These factors contributed to a steady deterioration in the value of the U.S. dollar, which further enhanced the attractiveness of assets denominated in foreign currencies. Over the summer, in the midst of the U.S. credit crisis, selling pressure increased in the non-government sectors of the international bond markets, leading to sharp declines during July and parts of August. However, international markets generally rebounded as investors recognized that credit problems among U.S. homeowners had little bearing on other parts of the world.

Emerging market bonds represented the primary contributors to the Fund's relative performance. In Latin America, Brazil produced attractive returns over most of the year as its government drew down debt, reduced budget deficits and became more a significant participant in world trade. In Eastern Europe, Turkey prospered through reforms designed to help it qualify for membership in the European Union. Among developed markets, we maintained relatively light exposure to Japan, where bond yields remained very low. Otherwise, we have attempted to diversify holdings across the developed nations of Europe. The Portfolio also benefited from unhedged currency exposure as the U.S. dollar continued to deteriorate relative to most foreign currencies.

We maintained a slightly shorter-than-average duration posture with regard to U.S. Treasury securities over most of the reporting period, as narrow yield differences along the market's maturity range provided little incentive to incur the risks of longer-term bonds. However, because the Portfolio's U.S. government securities portfolio included an allocation to mortgage-backed securities, its performance suffered in the final months of the year due to spillover from the troubled sub-prime mortgage sector. In the high yield bond portfolio, an underweighted position helped the Portfolio weather market volatility, but an emphasis on longer-duration bonds from banks and other financial companies detracted from relative performance.

Current Strategy and Outlook: As of year-end, we expect economic growth to remain stronger in international markets than in the United States. However, we are aware that some emerging markets already have posted impressive rallies, and to reduce risks we recently trimmed the Portfolio's positions in some emerging markets. We believe U.S. government securities should hold up well if the Fed reduces short-term interest rates further. We are more cautious regarding high yield bonds, primarily because we expect default rates to rise in the event of a more severe economic slowdown. In our judgment, the Portfolio is well positioned for these developments. Indeed, enabling investors to participate in fixed-income opportunities wherever they arise is central to our investment philosophy.

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

U.S. Government Agency Obligations	21.2%
Other Bonds	20.7%
Corporate Bonds/Notes	19.0%
U.S. Government Agency Obligations	14.7%
Structured Products	13.8%
Securities Lending Collateralcc	6.3%
Collateralized Mortgage Obligations	3.0%
Foreign Government Securities	2.6%
Asset-Backed Securities	1.7%
Common Stock	1.1%
U.S. Treasury Obligations	0.2%
Preferred Stock	0.1%
Positions In Purchased Options	0.0%
Other Assets and Liabilities - Net	(4.4)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Italy Certificati di Credito del Tesoro, 4.200%, due 07/01/09	1.3%
Federal National Mortgage Corporation, 5.000%, due 11/01/33	1.0%
Turkey Government International Bond, 16.000%, due 03/07/12	1.0%
Federal National Mortgage Corporation, 5.500%, due 02/01/33	0.9%
Japan Government International Bond, 0.800%, due 01/15/09	0.8%
New South Wales Treasury Corp., 6.000%, due 10/01/09	0.8%
Mexican Bonos, 8.000%, due 12/24/08	0.8%
Federal National Mortgage Corporation, 5.500%, due 01/01/33	0.8%
Federal National Mortgage Corporation, 5.295%, due 10/01/36	0.8%
United Kingdom Gilt, 5.750%, due 12/07/09	0.8%

* Excludes short-term investments related to securities lending collateral, U.S. government agency obligation and foreign Government Securities.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes I, S and ADV November 8, 2004
Class I	8.76%	6.21%
Class S	8.50%	5.98%
Class ADV	8.28%	5.72%
LBAB Index(1)	6.97%	4.35	%(3)
S&P/Citigroup World Government Bond Index(2)	10.95%	4.67	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Strategic Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index in an unmanaged index composed of securities from the Lehman Brothers® Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(2) The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

(3) Since inception performance for the indices is shown from November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 9.51% compared to the Lehman Brothers® Aggregate Bond ("LBAB") Index(1), which returned 6.97% for the same period.

Portfolio Specifics: The Federal Reserve Board (the "Fed") remained on hold through most of the year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the sub-prime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points ("bps"), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18th meeting, the Fed cut both the federal funds rate and discount rate by 50 bps (0.50%), to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world's leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Fed cut the federal funds rate by another 50 bps (0.50%) during the fourth quarter, bringing its total rate reductions in 2007 to 100 basis points. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007, the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps (0.68%) lower than at the start of the year.

For the first part of the year, the Portfolio's main detractors were an above-benchmark duration, curve steepening strategies outside the United States (specifically in the United Kingdom), and an underweight to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the U.S., a booming British economy, and strong earnings results meant higher yields in the U.S., expectations for rate increases in the U.K, and further tightening of investment-grade spreads. In the second part of this year, however, sub-prime mortgage headlines increased, the credit crunch took hold, and volatility soared. Investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Fed. In the U.K., investors cut expectations of rate hikes by the Bank of England. And, in July and August, corporate bonds sold off, driving spreads significantly higher. As a result, curve-steepening strategies in the U.S. and U.K. and an underweight to corporate bonds proved valuable.

Current Strategy and Outlook: We believe he most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks to this benign forecast are being skewed increasingly to the downside, as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the sub-prime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S. understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the sub-prime induced squeeze on credit have increased the probability of a U.S. recession. We anticipate a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with sub-prime lending.

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

U.S. Government Agency Obligations	70.7%
Corporate Bonds/Notes	27.5%
Collateralized Mortgage Obligations	10.5%
Asset-Backed Securities	2.5%
Purchased Options	1.5%
U.S. Treasury Obligations	0.9%
Other Bonds	0.6%
Municipal Bonds	0.5%
Other Assets and Liabilities - Net*	(14.7)%
Net Assets	100.0%

*Includes short-term investments related to commercial paper and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Federal Home Loan Mortgage Corporation, 5.500%, due 02/12/37	8.2%
Federal National Mortgage Corporation, 5.000%, due 02/13/36	4.1%
Federal National Mortgage Corporation, 5.000%, due 03/01/36	3.2%
Federal Home Loan Mortgage Corporation, 6.000%, due 01/15/36	2.9%
Federal National Mortgage Corporation, 6.000%, due 10/01/37	2.6%
Federal National Mortgage Corporation, 6.000%, due 12/01/37	2.6%
Federal National Mortgage Corporation, 6.000%, due 01/11/37	2.3%
Bear Stearns Adjustable Rate Mortgage Trust, 4.125%, due 03/25/35	2.3%
Federal National Mortgage Corporation, 5.500%, due 02/01/35	2.3%
Federal National Mortgage Corporation, 5.000%, due 08/01/20	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	9.79%	5.04%	5.89%
Class S	9.51%	4.76%	5.63%
Class ADV	9.25%	4.50%	5.36%
LBAB Index(1)	6.97%	4.42%	5.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers® Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through a combination of income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investments Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 6.15% compared to the Merrill Lynch High Yield Master II Index(1) and the Merrill Lynch Convertible Bonds (Speculative Quality) Index(2), which returned 2.19% and 1.54%, respectively, for the same period.

Portfolio Specifics: Our outperformance for the year was primarily attributable to asset allocation and security selection. Our equity and convertible exposure contributed to performance, as the Standard and Poor's 500® Composite Stock Price Index returned 5.49%, vs. the Merrill Lynch High Yield Master II Index return of 2.19%. In particular, our equity portfolio, which represented approximately 15% of total fund assets, delivered strong performance, contributing approximately 3.5% or approximately half of the total gross return of the fund. In addition, the higher quality of the bonds in our fixed income portfolio as well as security selection within the portfolio helped performance, as CCC's underperformed, returning 0.43% vs. the BB return of 2.19% and the single B return of 3.07%. Equity or equity-linked securities that outperformed included: the stock, convertible preferred and bonds of copper and gold mining firm, Freeport-McMoRan Copper & Gold, Inc., due to strong commodity demand; the convertible bonds of BioMarin Pharmaceuticals, Inc., on the FDA approval of its drug Kuvan; the convertible bonds of EDO Corporation, which was acquired; the stock of utility NRG Energy, Inc., up on strong performance; and the stock of General Cable Corp., due to strong operating performance. Bonds that helped performance included Pogo Producing, due to a bond tender upon its acquisition; Petroquest Energy, Inc., which benefited from record high oil prices, and the global utility firm, Intergen NV, due to strong operating performance.

Securities that detracted from performance included the loan of Landsource, a U.S. real estate developer; the bonds of Georgia Gulf, due to the dependence of its chemical business on the U.S. housing sector; certain of our equity and bond real estate investment trust ("REIT") and real estate positions, including General Growth Properties and B.F. Saul REIT. In addition, certain of our convertible bonds including Mannkind (due to concerns about the acceptability of its inhaled insulin product) and Sovereign Capital (reflecting a banking sector decline) hurt performance. Portfolio sector weights were relatively neutral to for the year. Our significant overweights in basic industry, capital goods and underweight to consumer cyclicals contributed positively to performance. This was offset, however, by the negative effects of our overweight in real estate and financials and our underweights in media and telecommunications.

Current Strategy and Outlook: We believe that the U.S. economy could grow below trend this year, at around 1.5%, but will probably not enter a recession. While tight credit conditions and weakness in U.S. housing and financials may adversely affect the economy, decent global growth, particularly from emerging markets, and the weak U.S. dollar should spur demand for exports, counterbalancing these negative effects. We also believe that the Federal Reserve Board, the Bank of England and the European Central Bank will continue to ease or inject liquidity as needed to shore up credit markets and the economic environment.

The Portfolio will focus on export-oriented sectors, and maintain the relatively high quality of the bond portfolio. We are also increasing our investment in more defensive sectors, including equity sectors with fewer issuers in the high yield universe, such as healthcare. We believe the high yield bond market offers compelling value. With spreads at 680 basis points (6.80%), investors are being compensated for an 11% default rate vs. the current 0.8% level and our twelve month estimate of 2% to 3%. This implied default rate is significantly higher than the 10 year average of 6.3% on a par value basis and 4.9% on an issuer basis.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

DRS Technologies, Inc., 6.875%, due 11/01/13	3.4%
Esterline Technologies Corp., 7.750%, due 06/15/13	2.3%
Gardner Denver, Inc., 8.000%, due 05/01/13	2.3%
Forest City Enterprises, Inc., 6.500%, due 02/01/17	2.2%
Valeant Pharmaceuticals International, 7.000%, due 12/15/11	2.1%
Mueller Industries, Inc., 6.000%, due 11/01/14	2.0%
Novelis, Inc., 7.250%, due 02/15/15	1.9%
Baldor Electric Co., 8.625%, due 02/15/17	1.7%
Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	1.7%
CMS Energy Corp., 6.875%, due 12/15/15	1.7%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Classes S and ADV January 20, 2006
Class I	6.15%	7.22%		—
Class S	5.89%	—		7.14%
Class ADV	5.43%	—		6.89%
Merrill Lynch High Yield Master II Index(1)	2.19%	6.87	%(3)	6.31	%(4)
Merrill Lynch Convertible Bonds (Speculative Quality) Index(2)	1.54%	9.05	%(3)	6.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

(2) The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalent and have an average rating of Ba1/BB+ or lower from Moody's and Standard & Poor's, respectively.

(3) Since inception performance of the indices is shown from January 1, 2006.

(4) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 13.01% compared to the Standard & Poor's ("S&P") 400 Index(1) and the Russell Midcap® Growth Index(2), which returned 7.98% and 11.43%, respectively, for the same period.

Portfolio Specifics: The health care sector was the primary contributor to relative performance, largely on the strength of stock selection, though our overweight position was also productive. Stock selection in the pharmaceuticals industry, combined with a beneficial underweight in the group, added considerable value. Avoiding Forest Laboratories was particularly important in this area. Stock selection in the health care services industry also contributed. Our holdings in Medco Health Solutions, Inc., a non-benchmark stock, as well as Express Scripts, Inc. and Intuitive Surgical all aided relative performance.

Our financials position was also an important contributor, driven by stock selection and a significant underweight. The most significant factor in our outperformance was our lack of exposure to both the real estate investment trusts and the real estate management and development industries. As a result, the Portfolio was largely isolated from the effects of the sub-prime meltdown that dominated financial news in the last six months of 2007. Our overweight stake in the diversified financial services industry also aided returns. Our holdings in energy and commodity exchange operator, IntercontinentalExchange, Inc. and financial exchange operator, CME Group were especially productive.

Stock selection in consumer discretionary, the poorest-performing sector this year, also boosted returns, though the effect was slightly offset by our overweighted position. A major contributor to performance in this sector was our underweight stake in the multiline retail industry, particularly our avoidance of troubled retailer JC Penny. Strong stock selection in the specialty retailer industry also proved productive. In this area, we avoided the plummeting office supply chain Office Depot, Inc. and benefited from our holdings in the jewelry and luxury goods retailer Tiffany's & Co. Other important stocks in this sector are the for-profit educational company DeVry, Inc., the casino company Wynn Resorts Ltd., and China-based advertising company Focus Media Holding Ltd ADR.

Strong stock selection in the energy sector, the highest-performing sector this year, was partially offset by our underweight position. Our holdings in this sector have tended to be in service or exploration companies, as we remain wary of the cyclical nature of gas prices. This year, services company FMC Technology and equipment provider Cameron International both delivered solid returns, aiding relative performance.

Our underweighting in the materials sector represented the primary drag on performance. As in the energy sector, we tend toward companies that are relatively insulated from the cyclical nature of commodity prices. This year, our avoidance of crop nutrient manufacturer, Mosaic Co. and packaging company, Owens-Illinois was particularly detrimental to relative returns.

The utilities sector also detracted from relative performance. We have historically tended to be underweight in this sector, as most stocks do not meet our growth criteria. In an environment where utilities provided one of the few safe havens for investors, however, our underweighting proved detrimental.

Current Strategy and Outlook: Generally, mid-cap growth stocks have had excellent performance over the last few years, driven by merger and leveraged buy-out activity that encouraged short-term speculation over investment strategies, based on long-term prospects. Weak performance in the last two quarters has shown that trend to be unsustainable. We believe that our steady strategy and long-term focus should provide much better capital preservation during tougher market environments than the more aggressive strategies that have set the tone in recent years.

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Software	6.7%
Semiconductors	6.6%
Commercial Services	6.1%
Healthcare - Products	5.6%
Retail	5.5%
Diversified Financial Services	5.0%
Oil & Gas Services	4.4%
Telecommunications	4.2%
Oil & Gas	3.4%
Computers	3.3%
Pharmaceuticals	3.2%
Biotechnology	3.1%
Insurance	3.1%
Industries between 2.2% - 3.0%(1)	14.9%
Industries between 1.0% - 2.0%(2)	14.4%
Industries less than 1.0%(3)	10.7%
Other Assets and Liabilities - Net*	(0.2)%
Net Assets	100.0%

* Includes short-term investments related to Reserve Investment Fund and securities lending collateral.

(1) Includes six industries, which each represents 2.2% - 3.0% of net assets.

(2) Includes ten industries, which each represents 1.0% - 2.0% of net assets.

(3) Includes nineteen industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Nymex Holdings, Inc.	0.9%
McDermott International, Inc.	0.9%
Smith International, Inc.	0.9%
Foster Wheeler Ltd.	0.9%
Precision Castparts Corp.	0.9%
Cameron International Corp.	0.9%
Northern Trust Corp.	0.9%
Weatherford International Ltd.	0.8%
Fluor Corp.	0.8%
Allergan, Inc.	0.8%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	13.39%	16.34%	7.00%
Class S	13.01%	16.06%	6.72%
Class ADV	12.71%	15.77%	6.46%
S&P 400 Index(1)	7.98%	16.20%	11.17	%(3)
Russell Midcap® Growth Index(2)	11.43%	17.90%	9.29	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Diversified Mid cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

(2) The Russell Midcap® Growth Index measures the performance of the 800 smallest companies the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares, provided a total return of 9.91% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 5.49% for the same period.

Portfolio Specifics: Stock selection and a beneficial underweight in the financial sector were the main reasons for the Portfolio's outperformance against the S&P 500® Index in the period. Stock selection in telecommunication services helped relative performance, as did a significant overweight in information technology stocks. Underweighting the energy sector was the largest detractor, while underweighting utilities and consumer staples also detracted.

During the year, the energy sector was the clear leader in the index, followed by materials. The international demand for oil and commodities drove performance in these sectors. Financials and consumer discretionary were the worst performers in the index, as ripple effects of the sub-prime mortgage lending fallout spread to other areas of the credit markets and dampened consumer spending. Market volatility was extremely high, especially in the second half, and was hobbled by slower corporate profit growth and rising oil prices.

The Portfolio's concentration in the capital markets industry, while underweighting the overall sector, was beneficial. Among the top performers were State Street Corp., Charles Schwab Corp., Northern Trust Corp. and Indian real estate developer, DLF Ltd., all of which avoided the brunt of the sub-prime losses. Telecommunication services rose on holdings in wireless companies, primarily in non-U.S. firms. Holdings in the Internet software and services and the communications equipment industries boosted relative results in information technology. Amazon.com, the online retailer, was top Portfolio contributor followed by Google, Inc., the Internet advertising and search giant. Energy holdings were focused on equipment and services. Energy holdings were focused on equipment and services companies. Exxon Mobil and Schlumberger, the oilfields services company, were top contributors. Citigroup, the financial services behemoth, was a major detractor, owing to the credit crisis. Mortgage company Countrywide detracted, as did homebuilder Lennar. The significant underweight to utilities is typical of the portfolio, but this period of economic uncertainty made the sector more attractive to investors and detracted. Our position in AES, a large global power company, was troubled by accounting issues. Underweighting combined with stock selection led to negative relative results in consumer staples.

Current Strategy and Outlook: Despite moderating domestic growth, we believe that quality companies with consistent earnings growth will be afforded higher prices by the market. We believe the market has generally underappreciated the strength in U.S. and global economies and the resilience of corporate earnings and free cash flow. We continue to favor the capital markets industry, while underweighting the financial sector, and are markedly overweight information technology based on its attractive growth prospects. Telecommunication services is notably overweight, with a concentration on mobile communications in emerging companies and tower systems in North America. In the energy sector, we continue to believe in the growth prospects of equipment and services companies, which should benefit from expanded exploration and development of oil and gas resources. The Portfolio remains notably underweight utilities.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

General Electric Co.	3.8%
Google, Inc. - Class A	3.1%
Microsoft Corp.	2.7%
Apple, Inc.	2.5%
Schlumberger Ltd.	2.4%
CVS Caremark Corp.	2.3%
Danaher Corp.	2.0%
WellPoint, Inc.	1.8%
Nintendo Co., Ltd.	1.6%
State Street Corp.	1.6%

*  Excludes short-term investments related to Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Classes S and ADV December 10, 2001
Class I	9.91%	13.74%	7.42%	—
Class S	9.62%	13.46%	—	6.14%
Class ADV	9.36%	13.18%	—	5.87%
S&P 500® Index(1)	5.49%	12.83%	5.91%	6.14	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Mr. Gary Motyl, Cindy Sweeting, Antonio Docal, Peter Nori, and Matthew Nagle of Templeton Investment Counsel, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 15.50% compared to Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) ("MSCI EAFE® Index"), which returned 11.17% for the same period.

Portfolio Specifics: Market volatility has increased dramatically over the past several months and we believe it will likely continue until the magnitude of recent credit problems and their impact on market sentiment and share performance becomes clearer. Central banks around the world are intent upon providing sufficient liquidity to prevent a major financial calamity. However, as has been seen over the past several weeks, many financial institutions will require capital injections to maintain balance sheet integrity. Fortunately, there appear to be sources with the financial resources and the willingness to provide this capital.

Regarding the Portfolio's performance for 2007, overweighted exposure to the strong telecommunication services sector boosted returns, while underweighted allocations and stock selection in the energy and materials sectors detracted.

On an individual stock basis, relative performance benefited from the Portfolio's investments in several strong-performing Chinese and Indian stocks, including China Shenhua Energy Co., Ltd., BYD Company, Ltd., ICICI Bank Ltd. ADR and Housing Development Finance Corporation ("HDFC"). Other contributors included Vestas Wind Systems A/S, a Denmark-based producer of alternative energy equipment, and Telefonica SA, a large Spanish telecommunications company.

The U.S. dollar depreciated versus most foreign currencies, which also contributed to the Portfolio's performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Lagging stocks in the Portfolio included Aviva PLC, a U.K.-based insurance company, which declined late in the year along with many other financial shares, and Italy's Mediaset S.p.A, one of several underperforming stocks in the out-of-favor media industry. In the materials sector, Finland's forest products producer, UPM-Kymmene OYJ, was another significant detractor. The paper and forest products industry was the weakest performing area of the materials sector due to its lackluster earnings performance. Relative to the index, our holding in Samsung Electronics, which is not an index component, was a major detractor.

Current Strategy and Outlook: We believe our value-oriented, bottom-up process drives our stock selection and, therefore, the Portfolio's returns. Over the past several quarters, we deemed valuations in certain of our materials-related holdings exceeded what we could justify based on underlying company and industry fundamentals. Consequently, we reduced or liquidated several positions, especially given investment alternatives that our analyses indicated had greater potential to unlock shareholder value over the long term. We used part of the proceeds to purchase shares of health care and telecommunication services companies. At period-end, the Portfolio's largest relative overweighted position was in the telecommunication services sector.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Telefonica SA	1.7%
Novartis AG	1.4%
Telenor ASA	1.3%
France Telecom SA	1.3%
Housing Development Finance Corp.	1.3%
Sanofi-Aventis	1.3%
Vodafone Group PLC	1.2%
ICICI Bank Ltd. ADR	1.2%
Siemens AG	1.2%
E.ON AG	1.2%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class ADV December 20, 2006
Class I	15.50%	18.64%		—		—
Class S	15.23%	—		18.47%		—
Class ADV	15.42%	—		—		15.68%
MSCI EAFE® Index(1)	11.17%	18.51	%(2)	18.51	%(2)	11.17	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance for the index is shown from January 1, 2007.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Thornburg Value Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by William V. Fries, CFA, Managing Director, Edward Maran, CFA, Managing Director and Connor Browne, CFA Managing Director, all of Thornburg Investment Management — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 7.24% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 5.49% for the same period.

Portfolio Specifics: Areas of positive stock selection included energy, where Apache Corp. performed well due to rising international oil production and rising oil prices; materials, where Freeport-McMoRan Copper & Gold, Inc. and Southern Copper Corp. performed well, as new supplies of copper were easily absorbed and as investors concluded that a U.S. economic slowdown would have limited impact on their businesses; utilities, where Entergy Corp. took advantage of higher forward electricity prices in the Northeast as spare capacity concerns persist; and health care, where Teva Pharmaceutical Industries Ltd. ADR's stock price recovered from an unusual period of negative news flow in late 2006, as some of the worst fears surrounding Wal Mart's generic drug initiative have not materialized. Other contributors were Las Vegas Sands Corp. and Google, Inc., which benefited from investors' enthusiasm for companies that appear to have dependable earnings growth and China Mobile benefited from record subscriber growth (surpassing six million new adds per month) along with a benign competitive environment whereby the government announced further delays to issuing new licenses.

Within our bottom performers, an important underlying trend is the degree of financial leverage. Our biggest detractor, Rite Aid Corp., is in the process of integrating a major acquisition and has borrowed significantly in order to improve its store base and lift operating profitability. Comcast Corp. — Special Class A, in our view, should fare relatively well in a recessionary environment as cable television and high speed internet services have become necessities within the home. JetBlue Airways Corp. suffered from concerns surrounding slower economic growth and higher fuel prices. Level 3 Communications, Inc., despite strong demand for its network services, reported weak results due to poor execution on the integration of several acquired companies. All of the above stocks appear to be pricing in a risk of financial crisis that in our view is unlikely.

We were surprised that at one of our holdings, Citigroup, Inc., management materially increased their sub-prime related exposure and write-off estimates during November. The degree to which the company did not understand its own exposure was disconcerting and we sold the stock. Fundamental deterioration caused us to sell our position in Freddie Mac ("FRE") during the early part of that month, at prices above $40. Subsequent to our sale, FRE raised capital under attractive terms. With the financing in place and the share price significantly lower, we bought back a position in FRE at around $30 per share. Although FRE is significantly exposed to home price declines and rising mortgage foreclosure rates, we believe the company has significant advantages that differentiate it from most thrifts and banks.

Current Strategy and Outlook: The share prices of companies that are exposed to either consumer spending or credit risk have declined in anticipation of rising credit losses and declining consumer spending. In our opinion, some of these companies will emerge from the downturn with their business models intact, their market share greater, and their long-term growth prospects as strong as they have ever been. For long-term investors, we believe, whether or not the economy enters a recession will not be nearly as important as selecting stocks that have solid franchises and choosing entry points where significant, and perhaps excessive, risk is priced into current valuation.

We are mindful of risk as well as return in all of our investments. Seeking promising companies at a discount, being willing to be contrarian, and relying upon fundamental, bottom up analysis has served us well in the past and we are optimistic that it will do so in the future.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Apache Corp.	4.0%
Entergy Corp.	3.5%
Comcast Corp. - Special Class A	3.3%
Intel Corp.	3.2%
ConocoPhillips	3.2%
Air Products & Chemicals, Inc.	3.1%
WellPoint, Inc.	3.1%
DIRECTV Group, Inc.	3.0%
Allstate Corp.	2.9%
AT&T, Inc.	2.9%

*  Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Classes S and ADV December 10, 2001
Class I	7.24%	12.96%	5.56%	—
Class S	7.00%	12.68%	—	3.91%
Class ADV	6.73%	12.40%	—	3.65%
S&P 500® Index(1)	5.49%	12.83%	5.91%	6.14	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") led by John Leonard, Portfolio Manager, Head of N.A. Equities Team, and Deputy Global Head of Equities and Managing Director of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 1.18% compared to the compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Index(2), which returned 5.49% and 5.77%, respectively, for the same period.

Portfolio Specifics: Volatility returned to the U.S. equity market in 2007, starting in late February and into early March, then continuing into July and August, only to finally culminate in a broader sell-off during the fourth quarter. Generally, the overall U.S. equity market, as defined by the Russell 3000® Index, was up 5.14% in 2007, despite being down 3.34% in the fourth quarter. Large-caps generally outperformed their small-cap counterparts, with the Russell 1000® Index up 5.77% for the year, while the Russell 2000® Index posted a negative return of 1.57% in 2007. This was only the second calendar year since 1998 that large-caps outperformed their small-cap counterparts.

During the one year period ended December 31, 2007, we had positive contributions from diversified utilities company Exelon Corp, Internet retailer Amazon.Com, Inc., pharmaceutical benefit manager Medco Health Solutions, semiconductor firm Intel Corp. and automobile parts company Johnson Controls, Inc. In terms of sectors, the Portfolio's exposures to the health care, utilities and information technology contributed to performance.

On the downside, the primary culprits at the stock level were our exposure to weak-performing Citigroup, Inc., Sprint Nextel Corp., Morgan Stanley, Fifth Third Bancorp, and Freddie Mac. From an industry perspective, aspects of our Portfolio positioning that detracted from results included our exposures to the energy, consumer staples and materials sector.

Current Strategy and Outlook: In our view, the overall U.S. market appears underpriced. That said, there are clearly some sectors that are more attractive to us than others. In fact, according to our models, the valuation spread between underpriced and overpriced stocks in the market has not been as high as it is today since the aftermath of the information technology bubble in the late 1990s. Over time, we expect a contraction in the valuation spread between over- and under-priced stocks. Historically, when this has happened, the Portfolio has generated very attractive levels of excess returns.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Exelon Corp.	3.4%
General Electric Co.	3.3%
Intel Corp.	3.1%
Wells Fargo & Co.	2.9%
Citigroup, Inc.	2.7%
Morgan Stanley	2.6%
Microsoft Corp.	2.5%
Wyeth	2.3%
Allergan, Inc.	2.2%
Merck & Co., Inc.	2.1%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Classes S and ADV December 10, 2001
Class I	1.18%	12.68%	4.64%	—
Class S	0.93%	12.40%	—	4.95%
Class ADV	0.65%	12.12%	—	4.70%
S&P 500® Index(1)	5.49%	12.83%	5.91%	6.14	%(3)
Russell 1000® Index(2)	5.77%	13.43%	6.20%	9.23	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Small Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by an investment management team co-led by Paul Graham and David Wabnik, Portfolio Managers of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares, provided a total return of 4.81% compared to the Russell 2000® Growth Index(1), which returned 7.05% for the same period.

Portfolio Specifics: Market leadership changed during 2007. Dominated by small-cap and value stocks for six consecutive years, the market finally rewarded the other end of the spectrum, large-cap and growth. What drove the change in appetite? Financials had an exceptionally difficult year in the face of an unprecedented credit crisis and were, on average, among the worst performers across indexes. Specifically, consumer finance and thrifts were hit, as the subprime mortgage market unraveled personal, corporate and intra-bank lending. A crisis in consumer confidence also led to underperformance by consumer discretionary names, with the auto and retailer segments among the hardest hit.

During the one-year reporting period, overall stock selection produced negative results for the Portfolio. In contrast, sector allocations were a slight positive for the Portfolio's relative performance. Stock selection was weakest relative to the benchmark in the consumer discretionary, information technology and industrial sectors. Relative stock selection was the strongest in the health care, financial and materials sectors.

In terms of individual stocks, the largest contributors to performance included First Solar, Inc., Steel Dynamics, Inc., Pediatrix Med Group, Blue Coat Systems, Inc. and Nuance Communications, Inc. Examples of stocks that detracted the most from results included Children's Place Retail Stores, Inc., Tetra Technologies, Inc., Phillips-Van Heusen Corp., Tween Brands, Inc. and Central Garden & Pet Co.

From a sector allocation perspective, the Portfolio's positioning in the financials, consumer discretionary and energy sectors were positive contributors to results. In contrast, positioning in the materials, information technology and utilities sectors were the largest drag on performance.

Current Strategy and Outlook: As economic concerns grow, we believe our tried investment discipline of focusing our investments on liquid securities that have improving fundamentals, industry leading competitive positions, and strong balance sheets, should aid us in weathering the current volatility. From a sector perspective, our biggest deviations from the benchmark remain overweights in the healthcare and information technology sectors. Our biggest sector underweights remain in the financials and consumer discretionary sectors.

We continue to be cautiously optimistic on the outlook for small-cap growth versus small-cap value in the year ahead. Growth, once again, outpaced value in December 2007 (for the ninth straight month). We remain focused on high-quality companies with demonstrable growth catalysts that can add performance while maintaining a lower risk profile than the average security in the Russell 2000 Growth Index.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Pediatrix Medical Group, Inc.	3.5%
Steel Dynamics, Inc.	2.7%
VCA Antech, Inc.	2.6%
iShares Russell 2000 Growth Index Fund	2.3%
Nuance Communications, Inc.	2.1%
Nice Systems Ltd. ADR	2.0%
PetroHawk Energy Corp.	1.9%
AAR Corp.	1.8%
Middleby Corp.	1.8%
LKQ Corp.	1.8%

*  Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes I, S and ADV April 28, 2006
Class I	5.01%	1.74%
Class S	4.81%	1.50%
Class ADV	4.20%	0.97%
Russell 2000® Growth Index(1)	7.05%	3.79	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2) Since inception performance for the index is shown from May 1, 2006.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by a team consisting of B. Robert Baker, Managing Director, Jason Leder Managing Director, and Kevin Holt, Managing Director, Devin E. Armstrong, Vice President and James N. Warwick*, Executive Director each of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares, provided a total return of (2.28)% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned (0.17)% and 5.49%, respectively, for the same period.

Portfolio Specifics: Despite the strong performance of the broad stock market in the first half of the year, rising uncertainties about economic conditions dampened performance in the second half of the year. Investors worried about how well the U.S. economy would weather ever-higher oil prices, a weakening housing market and slackening consumer spending, as well as the effects of an economic slowdown on corporate profitability. In this period, stocks experienced several periods of significant volatility, such as in July and October-November, wherein investors briefly rotated away from cyclical areas of the market (those with greater economic sensitivity such as materials and energy) that have driven performance for the past several years. During these periods of volatility, however, the Portfolio of undervalued stocks performed relatively well, as we would expect the Portfolio to do in this type of environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the Portfolio had no exposure to the richly valued cyclical stocks, which therefore minimized some of the damage to the Portfolio caused by these sharp downdrafts.

Over the entire reporting period, the primary detractor from relative performance was the Portfolio's lack of exposure to the energy sector. Energy was the best performing sector in the Russell 1000® Value Index for the period. However, we believe energy stock valuations are too expensive for investment, based on our strict risk-reward criteria. Other notable detractors from relative performance were the utilities and industrials sectors. Here, the Portfolio had minimal exposure to utilities and industrials, in accordance with our view that valuations of these securities are too expensive for our investment criteria.

Conversely, among the Portfolio's positive contributors was our stock selection and the resulting underweight allocation in the financials sector. Within the sector, the Portfolio owned holdings in banks, brokerages, insurers, and government-sponsored enterprises. Strong stock selection and an overweight position in the consumer staples sector also bolstered the Portfolio's relative performance.

Current Strategy and Outlook: There were no significant changes to the Portfolio's positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the Portfolio's positioning in its relatively unchanged state. Although at two points in the second half of 2007, the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market leadership rotates away from favoring richly valued cyclicals, we believe the Portfolio will likely retain its current stance. As a result of our bottom-up stock-selection process, the Portfolio's largest sector weights at period end, in decreasing order, were financials, consumer staples and health care.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

International Paper Co.	3.8%
Viacom - Class B	3.3%
Bank of America Corp.	3.3%
Verizon Communications, Inc.	3.3%
Wal-Mart Stores, Inc.	2.9%
Coca-Cola Co.	2.9%
Citigroup, Inc.	2.7%
Wachovia Corp.	2.6%
Bristol-Myers Squibb Co.	2.6%
Chubb Corp.	2.5%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

*  Effective July 17, 2007, Devin E. Armstrong and James N. Warwick were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	(2.04)%	12.39%	7.49%
Class S	(2.28)%	12.13%	7.23%
Class ADV	(2.51)%	11.84%	6.95%
Russell 1000® Value Index(1)	(0.17)%	14.63%	9.39%
S&P 500® Index(2)	5.49%	12.83%	7.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by James A. Gilligan, Managing Director; James O. Roeder, Sergio Marcheli and Mark Laskin, Executive Directors; Thomas B. Bastian, Managing Director of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class S shares provided a total return of 3.29% compared to the Russell 1000® Value Index(1), Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), Lehman Brothers® U.S. Government/Credit Index(3) and the Composite Index(4) (60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index), which returned (0.17)%, 5.49%, 7.23% and 2.90%, respectively, for the same period.

Portfolio Specifics: Relative to the Russell 1000® Value Index, the Portfolio's stock portfolio benefited primarily from an underweight to the financial sector (although we note that all sector weights are a result of our bottom-up stock selection process and are not intentional top-down allocations). Through limited exposures to regional banks and diversified financial companies, and no holdings in real estate investment trusts, the Portfolio had minimal exposure to the damage caused by the sub-prime mortgage collapse. The materials sector also bolstered relative performance, but this was primarily due to a single holding which generates a larger share of its business in the health care sector than in the materials sector. An overweight in the consumer staples sector contributed positively to relative returns as well. The main detractor from performance relative to the Russell 1000® Value Index was an underweight in the energy sector. Stock selection in the technology sector was another area of weakness, especially in the hardware and equipment, and the software and services groups.

The Portfolio's fixed-income allocation was additive to overall absolute performance. We kept a defensive credit sector allocation, focusing on selected high-quality issues, which benefited relative performance, particularly later in the year as credit spreads widened. Throughout the year, we also employed a defensive interest rate strategy by keeping the Portfolio's duration (a measure of interest-rate sensitivity) shorter than that of the Lehman Brothers U.S. Government/Credit Index. Although this strategy was beneficial early in the period when interest rates were rising, it detracted from performance for the overall reporting year as Federal Reserve Board easing in the latter months caused rates to decline significantly. In March, the Portfolio's yield curve positioning was adjusted to underweight longer dated issues and overweight intermediate dated issues, which bolstered performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer. We hold an underweight position to agency mortgage-backed securities, with a focus on high-coupon, slow-prepaying agency issues, and an overweight to non-agency mortgages (that is, securities issued by institutions other than Freddie Mac, Fannie Mae or Ginnie Mae) issued to high quality borrowers. With the recent turmoil in the mortgage market and the drying up of liquidity, all mortgage segments struggled during the period. As such, the underweight to agency mortgage-backed securities was beneficial, but the positive influence was more than offset by the poor price performance and relative overweight of the non-agency position.

The Portfolio's convertible securities position detracted from performance, chiefly due to the weak performance of selected holdings.

Current Strategy and Outlook: We continue to seek value stocks, high-quality bonds, and convertible securities, using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. We marginally adjusted the Portfolio's asset allocation during the period by slightly increasing the Portfolio's fixed-income weighting, while decreasing the convertible securities weighting. At the end of the period, the Portfolio held stocks, fixed-income, and convertible securities. As a result of our bottom-up stock selection process, the Portfolio continues to overweight health care and consumer staples and underweight financial and energy.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Bond, 4.250%, due 08/15/13	2.9%
Bayer AG ADR	2.3%
U.S. Treasury Note, 4.875%, due 05/15/09	2.1%
U.S. Treasury Bond, 4.000%, due 02/15/15	2.1%
Wal-Mart Stores, Inc.	1.9%
JPMorgan Chase & Co.	1.8%
Schering-Plough Corp.	1.7%
Verizon Communications, Inc.	1.7%
Abbott Laboratories	1.6%
Siemens AG ADR	1.5%

* Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	3.56%	12.22%	5.20%
Class S	3.29%	11.94%	4.94%
Class ADV	3.06%	11.67%	4.68%
Russell 1000® Value Index(1)	(0.17)%	14.63%	9.23	%(5)
S&P 500® Index(2)	5.49%	12.83%	6.14	%(5)
Lehman Brothers® U.S. Government/Credit Index(3)	7.23%	4.44%	5.29	%(5)
Composite Index(4)	2.90%	10.58%	7.88	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Rusell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performances of the securities of approximately 500 of the largest companies in the U.S

(3) The Lehman Brothers® U.S. Government/Credit Index is an index made up of the Lehman Brothers® Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

(4) The Composite Index consists of 60% of the return of (securities included in) Russell 1000® Value Index and 40% of the return of (securities included in) Lehman Brothers® U.S. Government/Credit Index.

(5) Since inception performance for the indices is shown from December 1, 2001.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING American Century Large Company Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$928.90	1.00%	$4.86
Class S	1,000.00	927.40	1.25	6.07
Class ADV	1,000.00	926.70	1.50	7.28
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$897.00	1.02%	$4.88
Class S	1,000.00	896.10	1.27	6.07
Class ADV	1,000.00	894.60	1.52	7.26
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.06	1.02%	$5.19
Class S	1,000.00	1,018.80	1.27	6.46
Class ADV	1,000.00	1,017.54	1.52	7.73
ING Baron Asset Portfolio
Actual Fund Return
Class I	$1,000.00	$1,003.30	1.05%	$5.30
Class S	1,000.00	1,001.70	1.30	6.56
Class ADV	1,000.00	1,000.80	1.55	7.82
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class S	1,000.00	1,018.65	1.30	6.61
Class ADV	1,000.00	1,017.39	1.55	7.88
ING Baron Small Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$988.50	1.08%	$5.41
Class S	1,000.00	987.30	1.32	6.61
Class ADV	1,000.00	985.60	1.58	7.91
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.76	1.08%	$5.50
Class S	1,000.00	1,018.55	1.32	6.72
Class ADV	1,000.00	1,017.24	1.58	8.03
ING Columbia Small Cap Value II Portfolio
Actual Fund Return
Class I	$1,000.00	$933.90	0.85%	$4.14
Class S	1,000.00	932.40	1.10	5.36
Class ADV	1,000.00	931.80	1.35	6.57
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class S	1,000.00	1,019.66	1.10	5.60
Class ADV	1,000.00	1,018.40	1.35	6.87

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Davis New York Venture Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$976.50	0.90%	$4.48
Class S	1,000.00	975.30	1.15	5.73
Class ADV	1,000.00	974.30	1.40	6.97
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING JPMorgan International Portfolio
Actual Fund Return
Class I	$1,000.00	$1,004.80	0.99%	$5.00
Class S	1,000.00	1,003.10	1.24	6.26
Class ADV	1,000.00	1,002.20	1.49	7.52
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.21	0.99%	$5.04
Class S	1,000.00	1,018.95	1.24	6.31
Class ADV	1,000.00	1,017.69	1.49	7.58
ING JPMorgan Mid Cap Value Portfolio
Actual Fund Return
Class I	$1,000.00	$953.40	1.00%	$4.92
Class S	1,000.00	952.20	1.25	6.15
Class ADV	1,000.00	950.70	1.50	7.38
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63
ING Legg Mason Partners Aggressive Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$945.00	0.80%	$3.92
Class S	1,000.00	943.70	1.05	5.14
Class ADV	1,000.00	942.50	1.30	6.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35
Class ADV	1,000.00	1,018.65	1.30	6.61

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Legg Mason Partners Large Cap Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$1,007.80	0.84%	$4.25
Class S	1,000.00	1,006.30	1.09	5.51
Class ADV	1,000.00	1,004.70	1.34	6.77
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82
ING Lord Abbett U.S. Government Securities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,068.80	0.83%	$4.33
Class S	1,000.00	1,066.90	1.08	5.63
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.02	0.83%	$4.23
Class S	1,000.00	1,019.76	1.08	5.50
ING Neuberger Berman Partners Portfolio
Actual Fund Return
Class I	$1,000.00	$998.90	0.67%	$3.38
Class S	1,000.00	998.30	0.89	4.48
Class ADV	1,000.00	997.10	1.17	5.89
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.83	0.67%	$3.41
Class S	1,000.00	1,020.72	0.89	4.53
Class ADV	1,000.00	1,019.31	1.17	5.96
ING Neuberger Berman Regency Portfolio
Actual Fund Return
Class I	$1,000.00	$938.20	0.88%	$4.30
Class S	1,000.00	937.80	1.13	5.52
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class S	1,000.00	1,019.51	1.13	5.75

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING OpCap Balanced Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$911.30	0.97%	$4.67
Class S	1,000.00	910.10	1.22	5.87
Class ADV	1,000.00	909.10	1.47	7.07
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class S	1,000.00	1,019.06	1.22	6.21
Class ADV	1,000.00	1,017.80	1.47	7.48
ING Oppenheimer Global Portfolio
Actual Fund Return
Class I	$1,000.00	$980.50	0.66%	$3.29
Class S	1,000.00	979.40	0.91	4.54
Class ADV	1,000.00	978.40	1.15	5.73
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85
ING Oppenheimer Strategic Income Portfolio
Actual Fund Return
Class I	$1,000.00	$1,046.00	0.54%	$2.78
Class S	1,000.00	1,045.40	0.75	3.87
Class ADV	1,000.00	1,044.00	1.00	5.15
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.48	0.54%	$2.75
Class S	1,000.00	1,021.42	0.75	3.82
Class ADV	1,000.00	1,020.16	1.00	5.09
ING PIMCO Total Return Portfolio
Actual Fund Return
Class I	$1,000.00	$1,091.10	0.71%	$3.74
Class S	1,000.00	1,090.20	0.96	5.06
Class ADV	1,000.00	1,088.50	1.21	6.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	1,020.37	0.96	4.89
Class ADV	1,000.00	1,019.11	1.21	6.16

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Pioneer High Yield Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$1,001.10	0.77%	$3.88
Class S	1,000.00	999.90	1.02	5.14
Class ADV	1,000.00	999.60	1.27	6.40
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.32	0.77%	$3.92
Class S	1,000.00	1,020.06	1.02	5.19
Class ADV	1,000.00	1,018.80	1.27	6.46
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,018.00	0.66%	$3.36
Class S	1,000.00	1,016.20	0.91	4.62
Class ADV	1,000.00	1,015.30	1.15	5.84
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85
ING T. Rowe Price Growth Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,012.70	0.74%	$3.75
Class S	1,000.00	1,011.50	0.99	5.02
Class ADV	1,000.00	1,010.20	1.24	6.28
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.48	0.74%	$3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class ADV	1,000.00	1,018.95	1.24	6.31
ING Templeton Foreign Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,030.80	0.98%	$5.02
Class S	1,000.00	1,029.70	1.23	6.29
Class ADV	1,000.00	1,030.10	1.48	7.57
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class S	1,000.00	1,019.00	1.23	6.26
Class ADV	1,000.00	1,017.74	1.48	7.53

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Thornburg Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$970.30	0.90%	$4.47
Class S	1,000.00	969.30	1.15	5.71
Class ADV	1,000.00	968.00	1.40	6.94
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING UBS U.S. Large Cap Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$943.90	0.84%	$4.12
Class S	1,000.00	943.40	1.09	5.34
Class ADV	1,000.00	941.30	1.34	6.56
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82
ING UBS U.S. Small Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$958.40	0.98%	$4.84
Class S	1,000.00	956.40	1.23	6.07
Class ADV	1,000.00	954.20	1.48	7.29
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class S	1,000.00	1,019.00	1.23	6.26
Class ADV	1,000.00	1,017.74	1.48	7.53
ING Van Kampen Comstock Portfolio
Actual Fund Return
Class I	$1,000.00	$921.70	0.84%	$4.07
Class S	1,000.00	920.50	1.09	5.28
Class ADV	1,000.00	919.00	1.34	6.48
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Van Kampen Equity and Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Class I	$1,000.00	$976.50	0.57%	$2.84
Class S	1,000.00	975.20	0.82	4.08
Class ADV	1,000.00	974.40	1.07	5.32
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.33	0.57%	$2.91
Class S	1,000.00	1,021.07	0.82	4.18
Class ADV	1,000.00	1,019.81	1.07	5.45

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Century Large Company Value Portfolio, ING American Century Small-Mid Cap Value Portfolio, ING Baron Asset Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING JPMorgan International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio, ING Legg Mason Partners Large Cap Growth Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, ING Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 29, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$120,606,582	$97,162,087	$31,380,466	$589,338,020
Short-term investments at amortized cost	18,211,874	18,585,906	—	52,184,156
Cash	1,402,106	3,196,078	2,610,842	5,610,430
Receivables:
Investment securities sold	387,094	1,419,631	—	462,809
Fund shares sold	296,507	46,913	57,655	2,304,771
Dividends and interest	159,211	243,567	24,369	384,736
Unrealized appreciation on forward foreign currency contracts	—	1,144	—	—
Reimbursement due from manager	—	13,371	474	—
Total assets	141,063,374	120,668,697	34,073,806	650,284,922
LIABILITIES:
Payable for investment securities purchased	698,566	1,521,945	—	2,786,980
Payable for fund shares redeemed	774,660	17,048	10,432	1,559,269
Payable for futures variation margin	38,525	—	—	—
Payable upon receipt of securities loaned	8,792,470	18,585,906	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,653	—	—
Payable to affiliates	115,291	120,266	32,646	692,056
Payable to custodian due to foreign currency overdraft**	—	724,325	—	—
Payable for directors fees	—	—	2,426	—
Other accrued expenses and liabilities	—	—	17,395	—
Total liabilities	10,419,512	20,971,143	62,899	5,038,305
NET ASSETS	$130,643,862	$99,697,554	$34,010,907	$645,246,617
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$120,154,921	$98,281,342	$31,422,523	$504,694,363
Undistributed net investment income (accumulated net investment loss)	1,963,858	876,695	—	23,826
Accumulated net realized gain on investments, foreign currency related transactions, and futures	8,186,491	7,498,032	141,214	18,994,107
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	338,592	(6,958,515)	2,447,170	121,534,321
NET ASSETS	$130,643,862	$99,697,554	$34,010,907	$645,246,617
+ Including securities loaned at value	$8,542,388	$17,781,178	$—	$—
* Cost of investments in securities	$120,181,097	$104,119,950	$28,933,296	$467,803,699
** Cost of foreign currency overdraft	$—	$724,170	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
Class I:
Net assets	$104,021,000	$47,079,192	$25,780,891	$181,258,881
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,205,820	4,107,705	2,118,627	9,187,629
Net asset value and redemption price per share	$14.44	$11.46	$12.17	$19.73
Class S:
Net assets	$17,125,775	$40,309,109	$4,730,727	$415,539,024
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,183,493	3,536,142	391,161	21,366,654
Net asset value and redemption price per share	$14.47	$11.40	$12.09	$19.45
Class ADV:
Net assets	$9,497,087	$12,309,253	$3,499,289	$48,448,712
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	667,152	1,095,161	290,435	2,528,079
Net asset value and redemption price per share	$14.24	$11.24	$12.05	$19.16

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan International Portfolio	ING JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at value+*	$196,921,348	$323,416,763	$642,233,390	$254,614,970
Short-term investments at amortized cost	25,574,666	18,808,584	64,244,011	59,930,997
Cash	2,922,189	579,642	770,430	661,537
Foreign currencies at value**	—	—	781,403	—
Receivables:
Investment securities sold	222,808	14,897	—	247,710
Fund shares sold	3,586,956	1,668,816	361,889	211,350
Dividends and interest	201,015	320,284	1,437,210	417,079
Total assets	229,428,982	344,808,986	709,828,333	316,083,643
LIABILITIES:
Payable for investment securities purchased	20,670,550	594,970	401,647	31,968
Payable for fund shares redeemed	11,186	386,901	882,165	617,919
Payable upon receipt of securities loaned	—	—	58,172,040	54,865,855
Payable to affiliates	165,211	309,661	613,764	255,720
Payable to custodian due to foreign currency overdraft***	—	29,227	—	—
Payable for directors fees	841	—	—	—
Other accrued expenses and liabilities	29,023	—	—	—
Total liabilities	20,876,811	1,320,759	60,069,616	55,771,462
NET ASSETS	$208,552,171	$343,488,227	$649,758,717	$260,312,181
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$205,022,209	$314,728,070	$326,261,539	$226,549,028
Undistributed net investment income	946,098	3,537,474	10,625,913	2,431,848
Accumulated net realized gain on investments and foreign currency related transactions	3,778,760	4,472,073	156,376,392	19,768,557
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(1,194,896)	20,750,610	156,494,873	11,562,748
NET ASSETS	$208,552,171	$343,488,227	$649,758,717	$260,312,181
+ Including securities loaned at value	$—	$—	$55,385,266	$53,576,405
* Cost of investments in securities	$198,116,244	$302,663,362	$485,767,665	$243,052,222
** Cost of foreign currencies	$—	$—	$780,567	$—
*** Cost of foreign currency overdraft	$—	$28,725	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan International Portfolio	ING JPMorgan Mid Cap Value Portfolio
Class I:
Net assets	$46,921,569	$101,763,297	$448,456,810	$145,637,755
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,475,607	4,939,288	25,601,826	9,237,364
Net asset value and redemption price per share	$10.48	$20.60	$17.52	$15.77
Class S:
Net assets	$161,300,901	$231,511,369	$185,539,066	$89,850,521
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,445,555	11,352,113	10,593,418	5,735,084
Net asset value and redemption price per share	$10.44	$20.39	$17.51	$15.67
Class ADV:
Net assets	$329,701	$10,213,561	$15,762,841	$24,823,905
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	31,664	508,865	916,584	1,601,247
Net asset value and redemption price per share	$10.41	$20.07	$17.20	$15.50

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Legg Mason Partners Aggressive Growth Portfolio	ING Legg Mason Partners Large Cap Growth Portfolio	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
ASSETS:
Investments in securities at value+*	$1,246,001,971	$36,285,231	$44,372,211	$423,925,136
Short-term investments at amortized cost	249,911,495	443,925	—	—
Cash	4,395,283	443,914	1,084,971	4,581,061
Receivables:
Investment securities sold	—	—	4,020,511	1,937,489
Fund shares sold	3,066,616	6,851	7,216	415,222
Dividends and interest	511,795	19,440	296,173	293,432
Reimbursement due from manager	—	—	5,271	34,598
Total assets	1,503,887,160	37,199,361	49,786,353	431,186,938
LIABILITIES:
Payable for investment securities purchased	—	104,813	4,005,482	1,754,133
Payable for fund shares redeemed	3,318,941	58,961	304,618	285,849
Payable upon receipt of securities loaned	218,788,769	—	—	—
Payable to affiliates	936,719	35,904	24,294	287,321
Payable for directors fees	—	—	4,919	4,944
Other accrued expenses and liabilities	—	—	39,722	47,128
Total liabilities	223,044,429	199,678	4,379,035	2,379,375
NET ASSETS	$1,280,842,731	$36,999,683	$45,407,318	$428,807,563
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,173,885,688	$29,416,246	$44,333,736	$372,737,255
Undistributed net investment income	—	—	14,614	954,887
Accumulated net realized gain (loss) on investments	(212,715,392)	2,132,565	39,862	(13,431,928)
Net unrealized appreciation on investments	319,672,435	5,450,872	1,019,106	68,547,349
NET ASSETS	$1,280,842,731	$36,999,683	$45,407,318	$428,807,563
+ Including securities loaned at value	$211,796,926	$—	$—	$—
* Cost of investments in securities	$926,329,536	$30,834,359	$43,353,105	$355,377,787

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING Legg Mason Partners Aggressive Growth Portfolio	ING Legg Mason Partners Large Cap Growth Portfolio	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
Class I:
Net assets	$1,103,032,787	$12,659,765	$34,173,375	$271,555,217
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,833,278	1,024,070	3,374,221	24,020,827
Net asset value and redemption price per share	$48.31	$12.36	$10.13	$11.30
Class S:
Net assets	$169,485,411	$9,417,298	$11,233,943	$157,240,661
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,561,790	772,276	1,108,864	13,972,697
Net asset value and redemption price per share	$47.58	$12.19	$10.13	$11.25
Class ADV:
Net assets	$8,324,533	$14,922,620	n/a	$11,685
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	177,563	1,238,051	n/a	1,041
Net asset value and redemption price per share	$46.88	$12.05	n/a	$11.22

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
ASSETS:
Investments in securities at value+*	$19,943,957	$61,143,488	$2,616,501,428	$419,726,560
Short-term investments**	—	—	—	5,218,605
Short-term investments at amortized cost	—	20,374,714	362,406,976	117,322,794
Cash	2,100,390	496,594	292,189	7,308,953
Foreign currencies at value***	—	—	4,885,826	2,557,084
Receivables:
Investment securities sold	23,314	176,450	—	5,118,460
Fund shares sold	5,971	15,680	5,361,919	681,650
Dividends and interest	21,816	257,838	2,955,662	5,132,376
Variation margin receivable	—	—	—	427,712
Unrealized appreciation on forward foreign currency contracts	—	—	—	6,657,654
Upfront payments made on swap agreements	—	—	—	48,063
Unrealized appreciation on swap agreements	—	—	—	2,769,523
Total assets	22,095,448	82,464,764	2,992,404,000	572,969,434
LIABILITIES:
Payable for investment securities purchased	59,310	—	—	9,966,535
Payable for fund shares redeemed	398,230	857,857	6,628,708	726,217
Payable for futures variation margin	—	—	—	47,531
Payable upon receipt of securities loaned	—	18,685,000	362,276,998	32,837,634
Sales commitments, at value (Note 2)^	—	—	—	524,426
Unrealized depreciation on forward foreign currency contracts	—	—	—	5,292,352
Upfront payments received on swap agreements	—	—	—	402,868
Unrealized depreciation on swap agreements	—	—	—	3,406,751
Payable to affiliates	23,148	68,222	1,579,002	253,210
Payable for directors fees	721	—	—	—
Other accrued expenses and liabilities	19,686	—	161	21,660
Options written^^	—	—	—	18,646
Accrued foreign taxes on capital gains	—	—	9,875	—
Total liabilities	501,095	19,611,079	370,494,744	53,497,830
NET ASSETS	$21,594,353	$62,853,685	$2,621,909,256	$519,471,604
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$20,890,203	$58,798,351	$1,843,103,711	$473,293,800
(Distributions in excess of net investment income)/ Undistributed net investment income	957	952,371	43,956,836	33,948,150
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(347,790)	7,834,576	141,963,261	1,606,772
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	1,050,983	(4,731,613)	592,885,448	10,622,882
NET ASSETS	$21,594,353	$62,853,685	$2,621,909,256	$519,471,604
+ Including securities loaned at value	$—	$18,344,694	$345,357,777	$31,312,678
* Cost of investments in securities	$18,892,974	$65,875,101	$2,023,622,777	$410,297,025
** Cost of short-term investments	$—	$—	$—	$5,206,372
*** Cost of foreign currencies	$—	$—	$4,871,712	$2,297,028
^ Cost of sales commitments	$—	$—	$—	$524,636
^^ Premiums received from options written	$—	$—	$—	$61,354

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
Class I:
Net assets	$6,222,179	$3,834,655	$2,289,589,478	$415,034,829
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	575,346	302,448	135,752,441	37,049,483
Net asset value and redemption price per share	$10.81	$12.68	$16.87	$11.20
Class S:
Net assets	$15,372,174	$58,266,999	$232,650,989	$83,977,174
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,423,158	4,596,238	14,134,972	7,493,481
Net asset value and redemption price per share	$10.80	$12.68	$16.46	$11.21
Class ADV:
Net assets	n/a	$752,031	$99,668,789	$20,459,601
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	59,645	6,086,066	1,840,330
Net asset value and redemption price per share	n/a	$12.61	$16.38	$11.12

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at value+*	$546,429,360	$106,922,211	$1,051,304,042	$1,603,141,940
Short-term investments at amortized cost	17,651,322	3,161,464	301,491,551	240,182,511
Cash	21,308,102	1,284,164	346,851	8,763,487
Cash collateral for futures	2,420,000	—	—	—
Foreign currencies at value**	2,651,744	—	6,335	871,418
Receivables:
Investment securities sold	110,014,561	—	—	2,058,015
Fund shares sold	7,618,872	272,694	41,443	1,694,731
Dividends and interest	2,835,318	1,426,448	548,665	1,802,241
Variation margin receivable	533,514	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,387,959	—	—	—
Upfront payments made on swap agreements	827,901	—	—	—
Unrealized appreciation on swap agreements	4,994,378	—	—	—
Reimbursement due from manager	—	2,902	—	—
Total assets	719,673,031	113,069,883	1,353,738,887	1,858,514,343
LIABILITIES:
Payable for investment securities purchased	213,305,602	865,506	864,446	951,683
Payable for fund shares redeemed	601,325	69,243	3,027,683	2,575,025
Payable for floating rate securities	461,592	—	—	—
Payable for futures variation margin	55,140	—	—	—
Payable upon receipt of securities loaned	9,478,131	—	299,744,758	205,312,787
Sales Commitments, at value (Note 2)^	11,409,355	—	—	—
Unrealized depreciation on forward foreign currency contracts	247,097	—	—	—
Upfront payments received on swap agreements	601,610	—	—	—
Unrealized depreciation on swap agreements	1,736,061	—	—	—
Income distribution payable	—	1,467	—	—
Payable to affiliates	301,541	67,678	617,008	1,120,806
Payable for directors fees	—	1,783	—	—
Other accrued expenses and liabilities	119,575	42,428	—	—
Options written^^	4,911,440	—	—	—
Accrued foreign taxes on capital gains	—	—	—	1,127,203
Total liabilities	243,228,469	1,048,105	304,253,895	211,087,504
NET ASSETS	$476,444,562	$112,021,778	$1,049,484,992	$1,647,426,839
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$440,765,583	$108,273,979	$767,040,986	$1,280,263,485
Undistributed net investment income	17,469,733	5,483	1,740,086	10,503,070
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(137,392)	3,564,509	125,931,450	87,681,050
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	18,346,638	177,807	154,772,470	268,979,234
NET ASSETS	$476,444,562	$112,021,778	$1,049,484,992	$1,647,426,839
+ Including securities loaned at value	$9,243,385	$—	$291,195,430	$197,807,296
* Cost of investments in securities	$538,683,690	$106,744,404	$896,531,530	$1,334,188,301
** Cost of foreign currencies	$2,642,247	$—	$6,377	$868,546
^ Cost of sales commitments	$11,257,370	$—	$—	$—
^^ Premiums received from options written	$1,622,245	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
Class I:
Net assets	$320,725,380	$105,104,665	$995,471,063	$1,442,335,723
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,151,473	10,250,524	104,539,331	23,304,715
Net asset value and redemption price per share	$11.81	$10.25	$9.52	$61.89
Class S:
Net assets	$122,273,695	$5,898,754	$13,319,109	$101,502,745
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,402,773	575,495	1,420,941	1,654,383
Net asset value and redemption price per share	$11.75	$10.25	$9.37	$61.35
Class ADV:
Net assets	$33,445,487	$1,018,359	$40,694,820	$103,588,371
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,867,762	99,591	4,411,920	1,704,414
Net asset value and redemption price per share	$11.66	$10.23	$9.22	$60.78

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING UBS U.S. Small Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$130,217,820	$227,529,860	$413,111,929	$34,654,309
Short-term investments at amortized cost	50,637,855	74,691,990	74,558,577	12,086,686
Cash	—	4,198,957	1,284,496	504,878
Foreign currencies at value**	93,810	—	—	—
Receivables:
Investment securities sold	308	1,958,441	734,951	24,941
Fund shares sold	139,167	553,530	598,245	73,959
Dividends and interest	117,525	188,870	602,019	8,495
Reimbursement due from manager	4,108	—	—	3,564
Total assets	181,210,593	309,121,648	490,890,217	47,356,832
LIABILITIES:
Payable for investment securities purchased	1,659,073	31,557,322	1,266,794	156,122
Payable for fund shares redeemed	525,211	131,235	1,129,707	890
Payable upon receipt of securities loaned	—	42,944,370	67,276,811	11,240,829
Payable to affiliates	144,371	163,806	336,076	29,440
Payable to custodian due to bank overdraft	76,468	—	—	—
Payable to custodian due to foreign currency overdraft***	—	2,085	—	—
Payable for directors fees	2,427	—	—	243
Other accrued expenses and liabilities	62,812	—	—	20,799
Accrued foreign taxes on capital gains	76,793	—	—	—
Total liabilities	2,547,155	74,798,818	70,009,388	11,448,323
NET ASSETS	$178,663,438	$234,322,830	$420,880,829	$35,908,509
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$165,532,119	$367,916,327	$428,959,171	$36,011,658
Undistributed net investment income	812,669	1,829,398	4,358,803	1,694
Accumulated net realized loss on investments and foreign currency related transactions	(1,178,436)	(145,089,300)	(35,314,646)	(978,335)
Net unrealized appreciation on investments and foreign currency related transactions	13,497,086	9,666,405	22,877,501	873,492
NET ASSETS	$178,663,438	$234,322,830	$420,880,829	$35,908,509
+ Including securities loaned at value	$—	$41,034,756	$65,034,575	$10,801,244
* Cost of investments in securities	$116,696,709	$217,866,565	$390,234,428	$33,780,817
** Cost of foreign currencies	$106,232	$—	$—	$—
*** Cost of foreign currency overdraft	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING UBS U.S. Small Cap Growth Portfolio
Class I:
Net assets	$46,780,622	$216,407,967	$365,083,537	$32,404,559
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,425,701	6,364,091	34,397,149	3,373,638
Net asset value and redemption price per share	$13.66	$34.00	$10.61	$9.61
Class S:
Net assets	$131,881,669	$13,718,550	$45,303,004	$3,502,984
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,676,388	406,498	4,323,997	366,161
Net asset value and redemption price per share	$13.63	$33.75	$10.48	$9.57
Class ADV:
Net assets	$1,147	$4,196,313	$10,494,288	$966
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	84	125,784	1,008,633	102
Net asset value and redemption price per share	$13.65	$33.36	$10.40	$9.48

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$936,774,586	$940,670,318
Short-term investments**	—	150,716
Short-term investments at amortized cost	133,259,502	52,587,631
Cash	764,248	102,473
Foreign currencies at value***	—	3,709
Receivables:
Fund shares sold	4,299,864	862,027
Dividends and interest	1,161,384	3,233,747
Total assets	1,076,259,584	997,610,621
LIABILITIES:
Payable for investment securities purchased	452,662	34,800,933
Payable for fund shares redeemed	1,102,754	3,241,207
Payable upon receipt of securities loaned	82,668,638	—
Payable to affiliates	817,754	502,898
Total liabilities	85,041,808	38,545,038
NET ASSETS	$991,217,776	$959,065,583
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$901,078,460	$810,235,836
Undistributed net investment income	18,136,074	24,074,970
Accumulated net realized gain on investments	49,853,905	45,048,533
Net unrealized appreciation on investments and foreign currency related transactions	22,149,337	79,706,244
NET ASSETS	$991,217,776	$959,065,583
+ Including securities loaned at value	$79,917,434	$—
* Cost of investments in securities	$914,625,249	$860,963,531
** Cost of short-term investments	$—	$151,784
*** Cost of foreign currencies	$—	$3,184

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
Class I:
Net assets	$608,951,252	$811,810,357
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	48,528,672	21,497,097
Net asset value and redemption price per share	$12.55	$37.76
Class S:
Net assets	$342,155,071	$133,012,958
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	27,391,157	3,546,751
Net asset value and redemption price per share	$12.49	$37.50
Class ADV:
Net assets	$40,111,453	$14,242,268
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,250,852	384,043
Net asset value and redemption price per share	$12.34	$37.09

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,005,542	$2,132,254	$241,898	$3,833,742
Interest	263,160	66,323	36,809	1,736,583
Securities lending income	15,522	61,198	—	—
Total investment income	3,284,224	2,259,775	278,707	5,570,325
EXPENSES:
Investment management fees	969,402	1,076,330	236,162	4,819,650
Distribution and service fees:
Class S	52,265	115,993	7,965	893,864
Class ADV	51,365	66,532	17,046	248,306
Transfer agent fees	—	—	730	—
Administrative service fees	242,353	269,132	24,859	1,304,190
Shareholder reporting expense	—	—	2,190	—
Professional fees	—	—	11,444	—
Custody and accounting expense	—	—	2,920	—
Directors fees	—	—	2,285	—
Miscellaneous expense	—	—	3,924	—
Total expenses	1,315,385	1,527,987	309,525	7,266,010
Net waived and reimbursed fees	—	(247,925)	(23,737)	(33,507)
Net expenses	1,315,385	1,280,062	285,788	7,232,503
Net investment income (loss)	1,968,839	979,713	(7,081)	(1,662,178)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	9,169,714	9,734,822	362,294	20,624,026
Foreign currency related transactions	—	(33,063)	—	—
Futures	(375,104)	—	—	—
Net realized gain on investments, foreign currency related transactions, and futures	8,794,610	9,701,759	362,294	20,624,026
Net change in unrealized appreciation or depreciation on:
Investments	(13,576,220)	(13,409,292)	1,314,017	10,257,100
Foreign currency related transactions	—	850	—	—
Futures	(81,477)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(13,657,697)	(13,408,442)	1,314,017	10,257,100
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(4,863,087)	(3,706,683)	1,676,311	30,881,126
Increase (decrease) in net assets resulting from operations	$(2,894,248)	$(2,726,970)	$1,669,230	$29,218,948
* Foreign taxes withheld	$26,052	$1,220	$747	$584

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan International Portfolio	ING JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,295,592	$5,899,934	$19,344,950	$5,194,202
Interest	193,142	676,262	592,276	444,944
Securities lending income	—	—	709,524	44,720
Total investment income	2,488,734	6,576,196	20,646,750	5,683,866
EXPENSES:
Investment management fees	1,064,852	2,205,757	6,589,701	1,985,249
Distribution and service fees:
Class S	314,326	453,190	433,010	244,008
Class ADV	542	57,022	65,718	130,250
Transfer agent fees	465	—
Administrative service fees	141,979	275,771	1,647,440	661,794
Shareholder reporting expense	9,570	—	—	—
Professional fees	10,836	—	—	—
Custody and accounting expense	21,630	—	—	—
Directors fees	1,582	—	—	—
Miscellaneous expense	4,005	—	—	—
Total expenses	1,569,787	2,991,740	8,735,869	3,021,301
Net waived and reimbursed fees	—	—	(97,650)	—
Brokerage commission recapture	(46,614)	—	—	—
Net expenses	1,523,173	2,991,740	8,638,219	3,021,301
Net investment income	965,561	3,584,456	12,008,531	2,662,565
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	4,807,249	4,459,010	240,904,660	19,782,786
Foreign currency related transactions	—	(30,041)	(1,347,399)	—
Futures	(248,628)	—	(301,461)	—
Net realized gain on investments, foreign currency related transactions, and futures	4,558,621	4,428,969	239,255,800	19,782,786
Net change in unrealized appreciation or depreciation on:
Investments	(6,366,221)	1,105,803	(163,253,369)	(17,633,034)
Foreign currency related transactions	—	(3,792)	(3,799)	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,366,221)	1,102,011	(163,257,168)	(17,633,034)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(1,807,600)	5,530,980	75,998,632	2,149,752
Increase (decrease) in net assets resulting from operations	$(842,039)	$9,115,436	$88,007,163	$4,812,317
* Foreign taxes withheld	$—	$29,764	$1,994,992	$7,323

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Legg Mason Partners Aggressive Growth Portfolio	ING Legg Mason Partners Large Cap Growth Portfolio	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,565,751	$331,370	$—	$4,083,362
Interest	2,322,940	7,330	2,633,638	167,671
Securities lending income	452,150	—	—	—
Total investment income	9,340,841	338,700	2,633,638	4,251,033
EXPENSES:
Investment management fees	9,021,432	259,406	211,895	2,579,159
Distribution and service fees:
Class S	456,942	26,436	30,316	433,774
Class ADV	42,834	82,926	—	32
Transfer agent fees	—	—	730	730
Administrative service fees	1,754,315	81,051	45,084	429,855
Shareholder reporting expense	—	—	12,013	38,008
Professional fees	—	—	12,818	34,132
Custody and accounting expense	—	—	11,680	41,616
Directors fees	—	—	4,015	17,961
Miscellaneous expense	—	—	6,944	9,863
Interest expense on reverse repurchase agreements	—	—	74,352	—
Total expenses	11,275,523	449,819	409,847	3,585,130
Net waived and reimbursed fees	—	—	(5,257)	(324,470)
Net expenses	11,275,523	449,819	404,590	3,260,660
Net investment income (loss)	(1,934,682)	(111,119)	2,229,048	990,373
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	26,487,762	2,699,466	307,712	(13,322,011)
Foreign currency related transactions	—	—	—	(19,396)
Net realized gain (loss) on investments and foreign currency related transactions	26,487,762	2,699,466	307,712	(13,341,407)
Net change in unrealized appreciation or depreciation on:
Investments	(41,450,102)	(663,320)	645,705	49,539,245
Foreign currency related transactions	—	—	—	1,270
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(41,450,102)	(663,320)	645,705	49,540,515
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(14,962,340)	2,036,146	953,417	36,199,108
Increase (decrease) in net assets resulting from operations	$(16,897,022)	$1,925,027	$3,182,465	$37,189,481
* Foreign taxes withheld	$30,263	$—	$—	$52,826

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$323,391	$822,331	$58,451,384	$30,374
Interest	22,591	1,052,879	957,810	29,130,726
Securities lending income	—	25,082	2,741,224	134,385
Total investment income	345,982	1,900,292	62,150,418	29,295,485
EXPENSES:
Investment management fees	139,028	622,087	16,688,714	2,306,960
Distribution and service fees:
Class S	30,444	178,993	486,260	157,366
Class ADV	8	9,188	526,220	116,108
Transfer agent fees	730	—	—	—
Administrative service fees	18,537	155,523	1,668,819	185,527
Shareholder reporting expense	3,748	—	—	—
Professional fees	8,872	—	—	—
Custody and accounting expense	6,040	—	—	—
Directors fees	62	—	—	—
Miscellaneous expense	4,046	—	—	—
Total expenses	211,515	965,791	19,370,013	2,765,961
Net waived and reimbursed fees	(17,526)	—	(10,525)	(34,468)
Brokerage commission recapture	—	(22,999)	—	—
Net expenses	193,989	942,792	19,359,488	2,731,493
Net investment income	151,993	957,500	42,790,930	26,563,992
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(435,289)	8,082,867	161,034,981	(16,128)
Foreign currency related transactions	—	—	(627,743)	5,688,250
Futures, swaps, and written options	—	—	—	4,621,747
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(435,289)	8,082,867	160,407,238	10,293,869
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	317,041	(11,228,723)	(25,008,311)	1,756,830
Foreign currency related transactions	—	—	(48,095)	1,320,150
Futures, swaps, and written options	—	—	—	(1,542,273)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	317,041	(11,228,723)	(25,056,406)	1,534,707
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(118,248)	(3,145,856)	135,350,832	11,828,576
Increase (decrease) in net assets resulting from operations	$33,745	$(2,188,356)	$178,141,762	$38,392,568
* Foreign taxes withheld	$1,697	$19,773	$3,489,927	$29,875
** Foreign tax accrued on Indian investments	$—	$—	$9,875	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$35,931	$352,888	$8,917,704	$17,289,592
Interest	20,252,757	7,539,870	33,506	2,221,621
Securities lending income	7,469	—	394,272	337,423
Total investment income	20,296,157	7,892,758	9,345,482	19,848,636
EXPENSES:
Investment management fees	1,954,626	734,865	7,129,681	9,256,344
Distribution and service fees
Class S	258,635	20,504	29,908	172,526
Class ADV	142,422	4,756	225,932	551,878
Transfer agent fees	—	836	—	—
Administrative service fees	744,288	122,476	222,835	2,311,669
Shareholder reporting expense	—	17,250	—	—
Professional fees	—	18,266	—	—
Custody and accounting expense	—	18,755	—	—
Directors fees	—	4,359	—	—
Miscellaneous expense	—	34,684	—	—
Interest expense	72,295	—	—	—
Total expenses	3,172,266	976,751	7,608,356	12,292,417
Net waived and reimbursed fees	—	(2,872)	(4,519)	(54,966)
Brokerage commission recapture	—	—	(931)	(54,753)
Net expenses	3,172,266	973,879	7,602,906	12,182,698
Net investment income	17,123,891	6,918,879	1,742,576	7,665,938
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	3,112,868	3,593,207	129,203,008	96,241,180
Foreign currency related transactions	737,837	—	339	(753,727)
Futures, swaps, and written options	(822,706)	—	—	—
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	3,027,999	3,593,207	129,203,347	95,487,453
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	7,253,871	(2,411,487)	9,773,664	35,456,983
Foreign currency related transactions	2,403,419	—	(42)	31,785
Futures, swaps, and written options	9,091,366	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	18,748,656	(2,411,487)	9,773,622	35,488,768
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	21,776,655	1,181,720	138,976,969	130,976,221
Increase in net assets resulting from operations	$38,900,546	$8,100,599	$140,719,545	$138,642,159
* Foreign taxes withheld	$—	$459	$30,146	$513,540
** Foreign tax accrued on Indian investments	$—	$—	$—	$1,127,203

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING UBS U.S. Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,951,631	$3,289,378	$7,905,457	$84,613
Interest	595,502	217,732	322,794	34,157
Securities lending income	—	277,796	69,460	5,052
Total investment income	2,547,133	3,784,906	8,297,711	123,822
EXPENSES:
Investment management fees	747,746	1,357,661	3,120,349	295,581
Distribution and service fees:
Class S	211,899	41,448	136,768	12,683
Class ADV	—	11,414	47,292	8
Transfer agent fees	497	—	—	399
Administrative service fees	93,463	522,227	668,742	33,677
Shareholder reporting expense	14,260	—	—	4,017
Professional fees	9,408	—	—	7,027
Custody and accounting expense	52,190	—	—	19,345
Directors fees	2,489	—	—	365
Miscellaneous expense	3,856	—	—	3,932
Total expenses	1,135,808	1,932,750	3,973,151	377,034
Net waived and reimbursed fees	(7,441)	—	—	(29,455)
Brokerage commission recapture	(1,490)	—	(39,330)	(6,577)
Net expenses	1,126,877	1,932,750	3,933,821	341,002
Net investment income (loss)	1,420,256	1,852,156	4,363,890	(217,180)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	980,571	25,291,043	36,381,562	1,642,413
Foreign currency related transactions	(18,769)	(17,835)	—	—
Net realized gain on investments and foreign currency related transactions	961,802	25,273,208	36,381,562	1,642,413
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	7,836,806	(13,082,411)	(36,024,660)	(31,887)
Foreign currency related transactions	(10,287)	1,618	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,826,519	(13,080,793)	(36,024,660)	(31,887)
Net realized and unrealized gain on investments and foreign currency related transactions	8,788,321	12,192,415	356,902	1,610,526
Increase in net assets resulting from operations	$10,208,577	$14,044,571	$4,720,792	$1,393,346
* Foreign taxes withheld	$167,138	$69,829	$—	$—
** Foreign tax accrued on Indian investments	$76,793	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$24,775,551	$15,995,022
Interest	3,470,356	14,173,595
Securities lending income	153,862	—
Total investment income	28,399,769	30,168,617
EXPENSES:
Investment management fees	6,512,819	5,553,159
Distribution and service fees:
Class S	920,262	256,598
Class ADV	213,818	83,172
Administrative service fees	2,710,665	202,001
Total expenses	10,357,564	6,094,930
Net waived and reimbursed fees	(99,181)	—
Net expenses	10,258,383	6,094,930
Net investment income	18,141,386	24,073,687
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain on investments	51,676,010	50,110,886
Net change in unrealized appreciation or depreciation on:
Investments	(91,003,406)	(37,763,770)
Foreign currency related transactions	—	271
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(91,003,406)	(37,763,499)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(39,327,396)	12,347,387
Increase (decrease) in net assets resulting from operations	$(21,186,010)	$36,421,074
* Foreign taxes withheld	$152,623	$298,359

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Large Company Value Portfolio		ING American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,968,839	$1,684,191	$979,713	$590,532
Net realized gain on investments, foreign currency related transactions, and futures	8,794,610	7,423,430	9,701,759	11,778,630
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(13,657,697)	8,776,919	(13,408,442)	2,321,102
Increase (decrease) in net assets resulting from operations	(2,894,248)	17,884,540	(2,726,970)	14,690,264
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,330,944)	(698,723)	(302,597)	(17,356)
Class S	(256,957)	(55,160)	(181,755)	(7,533)
Class ADV	(99,016)	(81,896)	(24,752)	(1,313)
Net realized gains:
Class I	(5,750,073)	(3,884,031)	(5,866,192)	(181,971)
Class S	(1,415,763)	(1,011,852)	(5,719,356)	(124,123)
Class ADV	(693,173)	(712,066)	(1,692,685)	(37,866)
Total distributions	(9,545,926)	(6,443,728)	(13,787,337)	(370,162)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	74,727,098	113,580,487	23,051,965	41,001,670
Dividends reinvested	9,545,926	6,443,728	13,787,337	370,162
	84,273,024	120,024,215	36,839,302	41,371,832
Cost of shares redeemed	(56,986,540)	(110,225,198)	(29,156,836)	(47,475,484)
Net increase (decrease) in net assets resulting from capital share transactions	27,286,484	9,799,017	7,682,466	(6,103,652)
Net increase (decrease) in net assets	14,846,310	21,239,829	(8,831,841)	8,216,450
NET ASSETS:
Beginning of year	115,797,552	94,557,723	108,529,395	100,312,945
End of year	$130,643,862	$115,797,552	$99,697,554	$108,529,395
Undistributed net investment income at end of year	$1,963,858	$1,681,936	$876,695	$519,895

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Baron Asset Portfolio		ING Baron Small Cap Growth Portfolio
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment loss	$(7,081)	$(17,416)	$(1,662,178)	$(1,378,652)
Net realized gain (loss) on investments	362,294	(223,504)	20,624,026	(1,279,457)
Net change in unrealized appreciation or depreciation on investments	1,314,017	1,133,153	10,257,100	58,074,197
Increase in net assets resulting from operations	1,669,230	892,233	29,218,948	55,416,088
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class I	—	—	—	(1,151,733)
Class S	—	—	—	(2,389,008)
Class ADV	—	—	—	(368,625)
Total distributions	—	—	—	(3,909,366)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,601,942	8,628,315	241,145,808	231,956,068
Dividends reinvested	—	—	—	3,906,693
	26,601,942	8,628,315	241,145,808	235,862,761
Cost of shares redeemed	(3,367,729)	(413,084)	(100,775,969)	(132,467,474)
Net increase in net assets resulting from capital share transactions	23,234,213	8,215,231	140,369,839	103,395,287
Net increase in net assets	24,903,443	9,107,464	169,588,787	154,902,009
NET ASSETS:
Beginning of period	9,107,464	—	475,657,830	320,755,821
End of period	$34,010,907	$9,107,464	$645,246,617	$475,657,830
Undistributed net investment income at end of period	$—	$—	$23,826	$38,018

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Small Cap Value II Portfolio		ING Davis New York Venture Portfolio
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$965,561	$197,596	$3,584,456	$812,337
Net realized gain (loss) on investments, foreign currency related transactions and futures	4,558,621	(846,617)	4,428,969	1,020,443
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(6,366,221)	5,171,325	1,102,011	17,059,275
Increase (decrease) in net assets resulting from operations	(842,039)	4,522,304	9,115,436	18,892,055
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(20,982)	—	(284,154)	(3,834)
Class S	(149,906)	—	(483,957)	(4,777)
Class ADV	(226)	—	—	—
Net realized gains:
Class I	—	—	(303,465)	(1,096,008)
Class S	—	—	(726,408)	(6,206,778)
Class ADV	—	—	(34,332)	(842,626)
Total distributions	(171,114)	—	(1,832,316)	(8,154,023)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	152,702,805	90,490,052	185,311,189	150,618,280
Dividends reinvested	171,114	—	1,832,316	8,154,023
	152,873,919	90,490,052	187,143,505	158,772,303
Cost of shares redeemed	(31,017,289)	(7,303,662)	(58,711,455)	(17,972,189)
Net increase in net assets resulting from capital share transactions	121,856,630	83,186,390	128,432,050	140,800,114
Net increase in net assets	120,843,477	87,708,694	135,715,170	151,538,146
NET ASSETS:
Beginning of period	87,708,694	—	207,773,057	56,234,911
End of period	$208,552,171	$87,708,694	$343,488,227	$207,773,057
Undistributed net investment income at end of period	$946,098	$197,055	$3,537,474	$777,814

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan International Portfolio		ING JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$12,008,531	$12,160,460	$2,662,565	$1,872,333
Net realized gain on investments, foreign currency related transactions and futures	239,255,800	73,432,592	19,782,786	12,710,480
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(163,257,168)	114,826,875	(17,633,034)	16,832,277
Increase in net assets resulting from operations	88,007,163	200,419,927	4,812,317	31,415,090
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(10,733,166)	(8,050,923)	(1,069,126)	(15,763)
Class S	(3,129,801)	(180,927)	(524,023)	(4,366)
Class ADV	(269,186)	(36,480)	(117,731)	(112)
Net realized gains:
Class I	—	—	(6,921,274)	(730,561)
Class S	—	—	(4,728,001)	(581,795)
Class ADV	—	—	(1,307,919)	(119,694)
Total distributions	(14,132,153)	(8,268,330)	(14,668,074)	(1,452,291)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	170,614,890	834,826,124	76,989,470	68,003,190
Dividends reinvested	14,132,153	8,268,330	14,668,074	1,452,291
	184,747,043	843,094,454	91,657,544	69,455,481
Cost of shares redeemed	(715,303,301)	(847,832,867)	(60,552,182)	(31,649,117)
Net increase (decrease) in net assets resulting from capital share transactions	(530,556,258)	(4,738,413)	31,105,362	37,806,364
Net increase (decrease) in net assets	(456,681,248)	187,413,184	21,249,605	67,769,163
NET ASSETS:
Beginning of year	1,106,439,965	919,026,781	239,062,576	171,293,413
End of year	$649,758,717	$1,106,439,965	$260,312,181	$239,062,576
Undistributed net investment income at end of year	$10,625,913	$14,128,261	$2,431,848	$1,776,925

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason Partners Aggressive Growth Portfolio		ING Legg Mason Partners Large Cap Growth Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment loss	$(1,934,682)	$(1,680,845)	$(111,119)	$(83,606)
Net realized gain on investments	26,487,762	16,245,044	2,699,466	454,385
Net change in unrealized appreciation or depreciation on investments	(41,450,102)	100,027,669	(663,320)	1,200,255
Increase (decrease) in net assets resulting from operations	(16,897,022)	114,591,868	1,925,027	1,571,034
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class I	—	—	(169,765)	(290,112)
Class S	—	—	(138,021)	(196,333)
Class ADV	—	—	(212,710)	(311,057)
Total distributions	—	—	(520,496)	(797,502)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	326,015,465	839,171,554	7,019,178	7,259,163
Dividends reinvested	—	—	520,496	797,502
	326,015,465	839,171,554	7,539,674	8,056,665
Cost of shares redeemed	(378,341,494)	(580,359,060)	(15,990,327)	(22,910,555)
Net increase (decrease) in net assets resulting from capital share transactions	(52,326,029)	258,812,494	(8,450,653)	(14,853,890)
Net increase (decrease) in net assets	(69,223,051)	373,404,362	(7,046,122)	(14,080,358)
NET ASSETS:
Beginning of year	1,350,065,782	976,661,420	44,045,805	58,126,163
End of year	$1,280,842,731	$1,350,065,782	$36,999,683	$44,045,805
Undistributed net investment income at end of year	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Lord Abbett U.S. Government Securities Portfolio		ING Neuberger Berman Partners Portfolio
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$2,229,048	$2,070,072	$990,373	$1,099,787
Net realized gain (loss) on investments and foreign currency related transactions	307,712	(258,122)	(13,341,407)	20,100,578
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	645,705	373,401	49,540,515	(5,615,173)
Increase in net assets resulting from operations	3,182,465	2,185,351	37,189,481	15,585,192
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,694,200)	(1,544,159)	(735,348)	—
Class S	(524,972)	(574,796)	(401,596)	—
Class ADV	—	(44)	(20)	—
Net realized gains:
Class I	—	—	(11,957,793)	—
Class S	—	—	(7,987,123)	—
Class ADV	—	—	(320)	—
Total distributions	(2,219,172)	(2,118,999)	(21,082,200)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,690,505	75,533,877	86,086,803	357,380,071
Proceeds from shares issued in merger (Note 12)	—	—	—	178,456,953
Dividends reinvested	2,219,172	2,003,224	21,082,146	—
	10,909,677	77,537,101	107,168,949	535,837,024
Cost of shares redeemed	(15,771,976)	(28,297,129)	(107,998,199)	(137,892,684)
Net increase (decrease) in net assets resulting from capital share transactions	(4,862,299)	49,239,972	(829,250)	397,944,340
Net increase (decrease) in net assets	(3,899,006)	49,306,324	15,278,031	413,529,532
NET ASSETS:
Beginning of period	49,306,324	—	413,529,532	—
End of period	$45,407,318	$49,306,324	$428,807,563	$413,529,532
Undistributed net investment income at end of period	$14,614	$—	$954,887	$1,130,355

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Neuberger Berman Regency Portfolio		ING OpCap Balanced Value Portfolio
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$151,993	$49,220	$957,500	$1,008,985
Net realized gain (loss) on investments	(435,289)	64,825	8,082,867	9,325,152
Net change in unrealized appreciation or depreciation on investments	317,041	733,942	(11,228,723)	(1,112,478)
Increase (decrease) in net assets resulting from operations	33,745	847,987	(2,188,356)	9,221,659
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(26,377)	(26,062)	(70,603)	(63,166)
Class S	(41,001)	(18,035)	(933,326)	(755,243)
Class ADV	—	(4)	(7,730)	(28,385)
Net realized gains:
Class I	(10,360)	(17,052)	(472,086)	—
Class S	(22,816)	(17,975)	(7,746,651)	—
Class ADV	—	(3)	(167,410)	—
Return of capital:
Class I	(32,194)	—	—	—
Class S	(61,662)	—	—	—
Class ADV	—	—	—	—
Total distributions	(194,410)	(79,131)	(9,397,806)	(846,794)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,795,242	13,473,019	6,539,436	7,538,615
Dividends reinvested	142,569	41,323	9,397,806	846,794
	21,937,811	13,514,342	15,937,242	8,385,409
Cost of shares redeemed	(12,716,167)	(1,749,824)	(29,096,784)	(57,097,899)
Net increase (decrease) in net assets resulting from capital share transactions	9,221,644	11,764,518	(13,159,542)	(48,712,490)
Net increase (decrease) in net assets	9,060,979	12,533,374	(24,745,704)	(40,337,625)
NET ASSETS:
Beginning of period	12,533,374	—	87,599,389	127,937,014
End of period	$21,594,353	$12,533,374	$62,853,685	$87,599,389
Undistributed net investment income at end of period	$957	$3,991	$952,371	$1,006,530

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING Oppenheimer Strategic Income Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$42,790,930	$24,110,216	$26,563,992	$24,148,137
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	160,407,238	107,109,224	10,293,869	(2,389,860)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	(25,056,406)	295,576,411	1,534,707	10,034,887
Increase in net assets resulting from operations	178,141,762	426,795,851	38,392,568	31,793,164
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(26,306,990)	(1,633,130)	(16,544,242)	(1,398,755)
Class S	(1,992,610)	(64,010)	(2,774,380)	(62,039)
Class ADV	(697,050)	(65,785)	(1,147,519)	(14,604)
Net realized gains:
Class I	(98,523,340)	(3,444,323)	—	—
Class S	(8,314,597)	(150,378)	—	—
Class ADV	(4,651,568)	(177,950)	—	—
Total distributions	(140,486,155)	(5,535,576)	(20,466,141)	(1,475,398)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	162,375,715	219,061,778	167,160,488	90,602,877
Dividends reinvested	140,486,155	5,535,576	20,466,141	1,475,398
	302,861,870	224,597,354	187,626,629	92,078,275
Cost of shares redeemed	(477,615,687)	(296,392,861)	(111,289,160)	(65,688,710)
Net increase (decrease) in net assets resulting from capital share transactions	(174,753,817)	(71,795,507)	76,337,469	26,389,565
Net increase (decrease) in net assets	(137,098,210)	349,464,768	94,263,896	56,707,331
NET ASSETS:
Beginning of year	2,759,007,466	2,409,542,698	425,207,708	368,500,377
End of year	$2,621,909,256	$2,759,007,466	$519,471,604	$425,207,708
Undistributed net investment income at end of year	$43,956,836	$28,989,763	$33,948,150	$19,686,469

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Portfolio		ING Pioneer High Yield Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$17,123,891	$12,142,759	$6,918,879	$4,581,905
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	3,027,999	1,214,775	3,593,207	318,237
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	18,748,656	334,694	(2,411,487)	2,589,294
Increase in net assets resulting from operations	38,900,546	13,692,228	8,100,599	7,489,436
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(9,593,260)	(4,464,221)	(6,426,076)	(3,999,136)
Class S	(3,498,142)	(1,499,405)	(445,431)	(466,680)
Class ADV	(947,855)	(429,622)	(49,613)	(175,101)
Net realized gains:
Class I	—	—	—	(331,780)
Class S	—	—	—	(23,180)
Class ADV	—	—	—	(1,397)
Total distributions	(14,039,257)	(6,393,248)	(6,921,120)	(4,997,274)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	163,411,362	131,923,895	48,224,001	147,746,231
Dividends reinvested	14,039,257	6,393,248	6,919,827	4,830,169
	177,450,619	138,317,143	55,143,828	152,576,400
Cost of shares redeemed	(58,691,524)	(96,199,045)	(73,049,481)	(26,320,610)
Net increase (decrease) in net assets resulting from capital share transactions	118,759,095	42,118,098	(17,905,653)	126,255,790
Net increase (decrease) in net assets	143,620,384	49,417,078	(16,726,174)	128,747,952
NET ASSETS:
Beginning of period	332,824,178	283,407,100	128,747,952	—
End of period	$476,444,562	$332,824,178	$112,021,778	$128,747,952
Undistributed net investment income at end of period	$17,469,733	$14,285,429	$5,483	$2,120

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio		ING T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,742,576	$1,957,378	$7,665,938	$7,028,530
Net realized gain on investments and foreign currency related transactions	129,203,347	98,051,061	95,487,453	71,505,254
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	9,773,622	2,141,735	35,488,768	83,050,300
Increase in net assets resulting from operations	140,719,545	102,150,174	138,642,159	161,584,084
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,960,207)	—	(6,544,980)	(2,793,872)
Class S	—	—	(169,564)	—
Class ADV	—	—	(52,430)	—
Net realized gains:
Class I	(90,261,425)	(23,791,368)	(61,978,334)	(1,879,138)
Class S	(1,209,603)	(530,826)	(3,766,933)	(77,274)
Class ADV	(3,939,115)	(1,209,471)	(5,000,494)	(164,722)
Total distributions	(97,370,350)	(25,531,665)	(77,512,735)	(4,915,006)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,781,765	98,056,004	386,482,105	463,870,698
Dividends reinvested	97,370,350	25,531,665	77,512,735	4,915,006
	122,152,115	123,587,669	463,994,840	468,785,704
Cost of shares redeemed	(241,797,598)	(297,212,857)	(292,305,674)	(358,916,531)
Net increase (decrease) in net assets resulting from capital share transactions	(119,645,483)	(173,625,188)	171,689,166	109,869,173
Net increase (decrease) in net assets	(76,296,288)	(97,006,679)	232,818,590	266,538,251
NET ASSETS:
Beginning of year	1,125,781,280	1,222,787,959	1,414,608,249	1,148,069,998
End of year	$1,049,484,992	$1,125,781,280	$1,647,426,839	$1,414,608,249
Undistributed net investment income at end of year	$1,740,086	$1,957,378	$10,503,070	$6,772,277

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Foreign Equity Portfolio		ING Thornburg Value Portfolio
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,420,256	$488,803	$1,852,156	$956,724
Net realized gain on investments and foreign currency related transactions	961,802	34,814	25,273,208	15,702,977
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,826,519	5,670,567	(13,080,793)	12,080,692
Increase in net assets resulting from operations	10,208,577	6,194,184	14,044,571	28,740,393
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(429,134)	(120,416)	(845,816)	(882,011)
Class S	(1,000,610)	(353,221)	(76,409)	(742)
Class ADV	(11)	(11)	(9,561)	(421)
Net realized gains:
Class I	(345,586)	(7,035)	—	—
Class S	(996,073)	(22,646)	—	—
Class ADV	(9)	(1)	—	—
Total distributions	(2,771,423)	(503,330)	(931,786)	(883,174)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	170,278,145	46,702,244	68,502,537	13,297,964
Dividends reinvested	2,645,202	375,868	931,786	883,174
	172,923,347	47,078,112	69,434,323	14,181,138
Cost of shares redeemed	(48,889,820)	(5,576,209)	(41,806,736)	(40,932,472)
Net increase (decrease) in net assets resulting from capital share transactions	124,033,527	41,501,903	27,627,587	(26,751,334)
Net increase in net assets	131,470,681	47,192,757	40,740,372	1,105,885
NET ASSETS:
Beginning of period	47,192,757	—	193,582,458	192,476,573
End of period	$178,663,438	$47,192,757	$234,322,830	$193,582,458
Undistributed net investment income at end of period	$812,669	$1,653	$1,829,398	$926,863

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING UBS U.S. Large Cap Equity Portfolio		ING UBS U.S. Small Cap Growth Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$4,363,890	$3,086,474	$(217,180)	$(44,503)
Net realized gain (loss) on investments	36,381,562	21,199,886	1,642,413	(27,700)
Net change in unrealized appreciation or depreciation on investments	(36,024,660)	22,179,628	(31,887)	905,379
Increase in net assets resulting from operations	4,720,792	46,465,988	1,393,346	833,176
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,678,126)	(2,308,904)	—	—
Class S	(342,587)	(110,985)	—	—
Class ADV	(67,611)	(9,291)	—	—
Net realized gains:
Class I	—	—	(1,875,576)	(190,476)
Class S	—	—	(225,965)	(43,189)
Class ADV	—	—	(61)	(8)
Total distributions	(3,088,324)	(2,429,180)	(2,101,602)	(233,673)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,677,385	123,409,952	27,105,175	34,639,445
Proceeds issued in merger (Note 12)	36,384,223	—	—	—
Dividends reinvested	3,088,324	2,429,180	1,904,929	191,856
	145,149,932	125,839,132	29,010,104	34,831,301
Cost of shares redeemed	(113,345,397)	(63,216,458)	(19,877,147)	(7,946,996)
Net increase in net assets resulting from capital share transactions	31,804,535	62,622,674	9,132,957	26,884,305
Net increase in net assets	33,437,003	106,659,482	8,424,701	27,483,808
NET ASSETS:
Beginning of period	387,443,826	280,784,344	27,483,808	—
End of period	$420,880,829	$387,443,826	$35,908,509	$27,483,808
Undistributed net investment income at end of period	$4,358,803	$3,083,237	$1,694	$43

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Comstock Portfolio		ING Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$18,141,386	$15,070,077	$24,073,687	$24,109,993
Net realized gain on investments	51,676,010	27,683,718	50,110,886	27,988,516
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(91,003,406)	89,764,920	(37,763,499)	65,730,154
Increase (decrease) in net assets resulting from operations	(21,186,010)	132,518,715	36,421,074	117,828,663
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(10,143,475)	(4,223,582)	(21,491,852)	(16,983,138)
Class S	(4,424,869)	(2,802,840)	(2,278,945)	(1,563,228)
Class ADV	(504,981)	(241,587)	(330,029)	(264,974)
Net realized gains:
Class I	(17,981,166)	(20,901,834)	(24,251,403)	(30,185,503)
Class S	(9,810,845)	(19,152,742)	(2,802,542)	(2,949,494)
Class ADV	(1,177,101)	(1,609,973)	(462,445)	(581,467)
Total distributions	(44,042,437)	(48,932,558)	(51,617,216)	(52,527,804)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	316,790,683	634,525,643	77,017,123	90,334,622
Dividends reinvested	44,042,437	48,932,558	51,617,216	52,527,804
	360,833,120	683,458,201	128,634,339	142,862,426
Cost of shares redeemed	(334,718,811)	(433,245,639)	(186,472,061)	(98,160,881)
Net increase (decrease) in net assets resulting from capital share transactions	26,114,309	250,212,562	(57,837,722)	44,701,545
Net increase (decrease) in net assets	(39,114,138)	333,798,719	(73,033,864)	110,002,404
NET ASSETS:
Beginning of year	1,030,331,914	696,533,195	1,032,099,447	922,097,043
End of year	$991,217,776	$1,030,331,914	$959,065,583	$1,032,099,447
Undistributed net investment income at end of year	$18,136,074	$15,068,013	$24,074,970	$24,096,125

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.03	14.24		14.22	13.03	9.97
Income (loss) from investment operations:
Net investment income		$0.27 *	0.26	*	0.21	0.17	0.06
Net realized and unrealized gain (loss) on investments		$(0.50)	2.42		0.00 **	1.15	3.09
Total from investment operations		$(0.23)	2.68		0.21	1.32	3.15
Less distributions:
Net investment income		$0.26	0.14		0.19	0.13	0.09
Net realized gains on investments		$1.10	0.75		—	—	—
Total distributions		$1.36	0.89		0.19	0.13	0.09
Net asset value, end of year		$14.44	16.03		14.24	14.22	13.03
Total Return(1)%		(1.72)	19.58		1.51	10.24	31.74
Ratios and Supplemental Data:
Net assets, end of year (000's)		$104,021	82,254		39,624	2,956	1,077
Ratios to average net assets:
Expenses	%	1.00	1.00		1.00	1.00	1.00
Net investment income	%	1.72	1.73		1.50	1.39	1.20
Portfolio turnover rate	%	44	56		105	38	38
	Class S
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.05	14.20		14.17	12.98	9.94
Income (loss) from investment operations:
Net investment income		$0.23 *	0.21	*	0.15	0.15	0.11
Net realized and change in unrealized gain (loss) on investments		$(0.51)	2.43		0.02	1.14	3.00
Total from investment operations		$(0.28)	2.64		0.17	1.29	3.11
Less distributions:
Net investment income		$0.20	0.04		0.14	0.10	0.07
Net realized gains on investments		$1.10	0.75		—	—	—
Total distributions		$1.30	0.79		0.14	0.10	0.07
Net asset value, end of year		$14.47	16.05		14.20	14.17	12.98
Total Return(1)%		(2.00)	19.30		1.26	10.05	31.34
Ratios and Supplemental Data:
Net assets, end of year (000's)		$17,126	23,019		43,127	66,267	63,547
Ratios to average net assets:
Expenses	%	1.25	1.25		1.25	1.25	1.25
Net investment income	%	1.44	1.43		1.06	1.05	1.00
Portfolio turnover rate	%	44	56		105	38	38

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$15.80	14.08		14.05		12.89	9.90
Income (loss) from investment operations:
Net investment income		$0.19	0.18	*	0.12	*	0.10	0.08
Net realized and unrealized gain (loss) on investments		$(0.49)	2.38		0.03		1.14	2.99
Total from investment operations		$(0.30)	2.56		0.15		1.24	3.07
Less distributions:
Net investment income		$0.16	0.09		0.12		0.08	0.08
Net realized gains on investments		$1.10	0.75		—		—	—
Total distributions		$1.26	0.84		0.12		0.08	0.08
Net asset value, end of year		$14.24	15.80		14.08		14.05	12.89
Total Return(1)%		(2.17)	18.89		1.09		9.70	31.13
Ratios and Supplemental Data:
Net assets, end of year (000's)		$9,497	10,524		11,806		8,684	7,313
Ratios to average net assets:
Expenses	%	1.50	1.50		1.50		1.50	1.50
Net investment income	%	1.20	1.21		0.87		0.81	0.75
Portfolio turnover rate	%	44	56		105		38	38

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007	2006		2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$13.58	11.77		12.24	10.77		8.16
Income (loss) from investment operations:
Net investment income	$0.14 *	0.09	*	0.06	0.03		0.02
Net realized and unrealized gain (loss) on investments	$(0.43)	1.75		0.94	2.28		2.89
Total from investment operations	$(0.29)	1.84		1.00	2.31		2.91
Less distributions:
Net investment income	$0.09	0.00	**	0.05	0.02		0.03
Net realized gains on investments	$1.74	0.03		1.42	0.82		0.27
Total distributions	$1.83	0.03		1.47	0.84		0.30
Net asset value, end of year	$11.46	13.58		11.77	12.24		10.77
Total Return(1)%	(2.70)	15.75		8.17	21.61		35.84
Ratios and Supplemental Data:
Net assets, end of year (000's)	$47,079	48,088		46,237	28,433		8,007
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.25	1.25		1.30	1.30		1.40
Net expenses after expense reimbursement(2)%	1.02	1.22		1.30	1.30		1.32
Net investment income after expense reimbursement(2)%	1.09	0.71		0.61	0.35		0.53
Portfolio turnover rate %	146	156		101	107		137
	Class S
	Year Ended December 31,
	2007	2006		2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$13.51	11.74		12.22	10.76		8.15
Income (loss) from investment operations:
Net investment income	$0.11 *	0.05		0.04	0.00	**	0.02
Net realized and unrealized gain (loss) on investments	$(0.42)	1.75		0.92	2.28		2.87
Total from investment operations	$(0.31)	1.80		0.96	2.28		2.89
Less distributions:
Net investment income	$0.06	0.00	**	0.02	0.00	**	0.01
Net realized gains on investments	$1.74	0.03		1.42	0.82		0.27
Total distributions	$1.80	0.03		1.44	0.82		0.28
Net asset value, end of year	$11.40	13.51		11.74	12.22		10.76
Total Return(1)%	(2.90)	15.43		7.85	21.34		35.49
Ratios and Supplemental Data:
Net assets, end of year (000's)	$40,309	47,839		43,053	37,816		12,363
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.50	1.50		1.55	1.55		1.65
Net expenses after expense reimbursement(2)%	1.27	1.47		1.55	1.55		1.57
Net investment income after expense reimbursement(2)%	0.82	0.39		0.35	0.09		0.23
Portfolio turnover rate %	146	156		101	107		137

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $ 0.005.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31,
	2007	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$13.35	11.63		12.13	10.71	8.13
Income (loss) from investment operations:
Net investment income (loss)	$0.08 **	0.02		0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	$(0.42)	1.73		0.92	2.26	2.84
Total from investment operations	$(0.34)	1.75		0.93	2.24	2.85
Less distributions:
Net investment income	$0.03	0.00	*	0.01	—	0.00	*
Net realized gains on investments	$1.74	0.03		1.42	0.82	0.27
Total distributions	$1.77	0.03		1.43	0.82	0.27
Net asset value, end of year	$11.24	13.35		11.63	12.13	10.71
Total Return(1)%	(3.17)	15.14		7.65	21.03	35.08
Ratios and Supplemental Data:
Net assets, end of year (000's)	$12,309	12,602		11,023	5,266	2,843
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.75	1.75		1.80	1.80	1.90
Net expenses after expense reimbursement(2)%	1.52	1.72		1.80	1.80	1.82
Net investment income (loss) after expense reimbursement(2)%	0.58	0.18		0.10	(0.14)	0.00	*
Portfolio turnover rate %	146	156		101	107	137

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005 or 0.005%.

**  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING BARON ASSET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006		Year Ended December 31, 2007	May 3 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.14	10.00		11.10	10.73
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.00	)**	(0.01)	0.03	*
Net realized and unrealized gain on investments	$1.02	1.14		1.00	0.34
Total from investment operations	$1.03	1.14		0.99	0.37
Net asset value, end of period	$12.17	11.14		12.09	11.10
Total Return(2)%	9.25	11.40		8.92	3.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,781	5,583		4,731	313
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.14	1.58		1.39	1.83
Net expenses after expense reimbursement(3)(4)%	1.05	1.05		1.30	1.30
Net investment income (loss) after expense reimbursement(3)(4)%	0.07	(0.05)		(0.14)	0.31
Portfolio turnover rate %	18	23		18	23

	Class ADV
	Year Ended December 31, 2007	January 18, 2006(1) to December 31 2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.09	10.04
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.06)
Net realized and unrealized gain on investments	$1.01	1.11
Total from investment operations	$0.96	1.05
Net asset value, end of period	$12.05	11.09
Total Return(2)%	8.66	10.46
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,499	3,211
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.64	2.08
Net expenses after expense reimbursement(3)(4)%	1.55	1.55
Net investment loss after expense reimbursement(3)(4)%	(0.44)	(0.57)
Portfolio turnover rate %	18	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,,
	2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$18.55	16.21	15.06		11.74	8.77
Income (loss) from investment operations:
Net investment loss		$(0.02)	(0.02)	(0.14	)*	(0.07)	(0.05)
Net realized and unrealized gain on investments		$1.20	2.51	1.29		3.39	3.02
Total from investment operations		$1.18	2.49	1.15		3.32	2.97
Less distributions:
Net realized gains on investments		$—	0.15	—		—	—
Total distributions		$—	0.15	—		—	—
Net asset value, end of year		$19.73	18.55	16.21		15.06	11.74
Total Return(1)%		6.36	15.54	7.64		28.28	33.87
Ratios and Supplemental Data:
Net assets, end of year (000's)		$181,259	130,780	81,664		29,954	10,522
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture	%	1.08	1.08	1.25		1.20	1.25
Net expenses after expense reimbursement and prior to brokerage commission recapture	%	1.08	1.08	1.20		1.20	1.21
Net expenses after expense reimbursement and brokerage commission recapture	%	1.08	1.08	1.20		1.20	1.21
Net investment loss after expense reimbursement and brokerage commission recapture	%	(0.10)	(0.13)	(0.87)		(0.71)	(0.90)
Portfolio turnover rate	%	23	15	11		19	19
	Class S
	Year Ended December 31,
	2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$18.33	16.06	14.96		11.69	8.76
Income (loss) from investment operations:
Net investment loss		$(0.06)	(0.06)	(0.14	)*	(0.09)	(0.07)
Net realized and unrealized gain on investments		$1.18	2.48	1.24		3.36	3.00
Total from investment operations		$1.12	2.42	1.10		3.27	2.93
Less distributions:
Net realized gains on investments		$—	0.15	—		—	—
Total distributions		$—	0.15	—		—	—
Net asset value, end of year		$19.45	18.33	16.06		14.96	11.69
Total Return(1)%		6.11	15.24	7.35		27.97	33.45
Ratios and Supplemental Data:
Net assets, end of year (000's)		$415,539	299,287	207,527		114,112	44,200
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture	%	1.33	1.33	1.50		1.45	1.50
Net expenses after expense reimbursement and prior to brokerage commission recapture	%	1.32	1.33	1.45		1.45	1.46
Net expenses after expense reimbursement and brokerage commission recapture	%	1.32	1.33	1.45		1.45	1.46
Net investment loss after expense reimbursement and brokerage commission recapture	%	(0.34)	(0.38)	(0.92)		(0.96)	(1.15)
Portfolio turnover rate	%	23	15	11		19	19

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$18.11	15.90	14.85		11.64	8.74
Income (loss) from investment operations:
Net investment loss		$(0.12)	(0.10)	(0.19	)*	(0.09)	(0.12)
Net realized and unrealized gain on investments		$1.17	2.46	1.24		3.30	3.02
Total from investment operations		$1.05	2.36	1.05		3.21	2.90
Less distributions:
Net realized gains on investments		$—	0.15	—		—	—
Total distributions		$—	0.15	—		—	—
Net asset value, end of year		$19.16	18.11	15.90		14.85	11.64
Total Return(1)%		5.80	15.02	7.07		27.58	33.18
Ratios and Supplemental Data:
Net assets, end of year (000's)		$48,449	45,591	31,565		17,106	3,950
Ratios to average net assets:
Gross expenses prior to expense reimbursements and brokerage commission recapture	%	1.58	1.58	1.75		1.70	1.75
Net expenses after expense reimbursement and prior to brokerage commission recapture	%	1.58	1.58	1.70		1.70	1.71
Net expenses after expense reimbursement and brokerage commission recapture	%	1.58	1.58	1.70		1.70	1.71
Net investment loss after expense reimbursement and brokerage commission recapture	%	(0.61)	(0.63)	(1.23)		(1.22)	(1.42)
Portfolio turnover rate	%	23	15	11		19	19

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007		May 1, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.17		10.00	10.15		9.95
Income from investment operations:
Net investment income	$0.10	*	0.05	0.07	*	0.04	*
Net realized and unrealized gain on investments	$0.23		0.12	0.23		0.16
Total from investment operations	$0.33		0.17	0.30		0.20
Less distributions:
Net investment income	$0.02		—	0.01		—
Total distributions	$0.02		—	0.01		—
Net asset value, end of period	$10.48		10.17	10.44		10.15
Total Return(2)%	3.21		1.70	2.97		2.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$46,922		11,698	161,301		76,010
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.88		0.99	1.13		1.24
Net expenses after brokerage commission recapture(3)(4)%	0.85		0.96	1.10		1.21
Net investment income after brokerage commission recapture(3)(4)%	0.94		0.78	0.65		0.53
Portfolio turnover rate %	50		48	50		48

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.15		10.15
Income (loss) from investment operations:
Net investment income (loss)	$0.05	*	(0.00	)**
Net realized and unrealized gain on investments	$0.23		—
Total from investment operations	$0.28		(0.00	)**
Less distributions:
Net investment income	$0.02		—
Total distributions	$0.02		—
Net asset value, end of period	$10.41		10.15
Total Return(2)%	2.73		—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$330		1
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	1.38		1.49
Net expenses after brokerage commission recapture(3)(4)%	1.35		1.46
Net investment income (loss) after brokerage commission recapture(3)(4)%	0.50		(1.46)
Portfolio turnover rate %	50		48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$19.87		18.79		18.09		16.64	12.00
Income (loss) from investment operations:
Net investment income (loss)		$0.31	*	0.18	*	0.06	*	0.05	(0.03	)*
Net realized and unrealized gain on investments		$0.57		2.34		0.66		1.40	4.92
Total from investment operations		$0.88		2.52		0.72		1.45	4.89
Less distributions:
Net investment income		$0.07		0.01		0.02		—	0.25
Net realized gains on investments		$0.08		1.43		—		—	—
Total distributions		$0.15		1.44		0.02		—	0.25
Net asset value, end of year		$20.60		19.87		18.79		18.09	16.64
Total Return(1)%		4.43		14.19		4.10		8.71	41.06
Ratios and Supplemental Data:
Net assets, end of year (000's)		$101,763		59,749		3,108		3,295	2,102
Ratios to average net assets:
Expenses	%	0.90		0.90		1.07		1.10	1.10
Net investment income (loss)%		1.49		0.94		0.33		0.31	(0.21)
Portfolio turnover rate	%	10		6		110		33	105
	Class S
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$19.70		18.69		17.99		16.59	11.97
Income (loss) from investment operations:
Net investment income (loss)		$0.25	*	0.13	*	0.01	*	0.00 **	(0.02	)*
Net realized and unrealized gain on investments		$0.57		2.31		0.69		1.40	4.86
Total from investment operations		$0.82		2.44		0.70		1.40	4.84
Less distributions:
Net investment income		$0.05		—		—		—	0.22
Net realized gains on investments		$0.08		1.43		—		—	—
Total distributions		$0.13		1.43		—		—	0.22
Net asset value, end of year		$20.39		19.70		18.69		17.99	16.59
Total Return(1)%		4.16		13.85		3.89		8.44	40.68
Ratios and Supplemental Data:
Net assets, end of year (000's)		$231,511		134,821		41,822		56,159	56,159
Ratios to average net assets:
Expenses	%	1.15		1.15		1.32		1.35	1.35
Net investment income (loss)%		1.23		0.69		0.06		0.02	(0.17)
Portfolio turnover rate	%	10		6		110		33	105

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING DAVIS NEW YORK VENTURE PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$19.39		18.46	17.82		16.47	11.94
Income (loss) from investment operations:
Net investment income (loss)		$0.19	*	0.07	(0.03	)*	(0.02)	(0.07	)*
Net realized and unrealized gain on investments		$0.57		2.29	0.67		1.37	4.85
Total from investment operations		$0.76		2.36	0.64		1.35	4.78
Less distributions:
Net investment income		$—		—	0.00	**	—	0.25
Net realized gains on investments		$0.08		1.43	—		—	—
Total distributions		$0.08		1.43	0.00	**	—	0.25
Net asset value, end of year		$20.07		19.39	18.46		17.82	16.47
Total Return(1)%		3.91		13.58	3.62		8.20	40.31
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,214		13,203	11,305		10,195	3,299
Ratios to average net assets:
Expenses	%	1.40		1.40	1.57		1.60	1.60
Net investment income (loss)%		0.94		0.44	(0.18)		(0.18)	(0.51)
Portfolio turnover rate	%	10		6	110		33	105

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING JPMORGAN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.26		13.43		12.31		10.47	8.16
Income from investment operations:
Net investment income		$0.26	*	0.20	*	0.17	*	0.18	0.14
Net realized and unrealized gain on investments		$1.37		2.77		1.04		1.79	2.26
Total from investment operations		$1.63		2.97		1.21		1.97	2.40
Less distributions:
Net investment income		$0.37		0.14		0.09		0.13	0.09
Total distributions		$0.37		0.14		0.09		0.13	0.09
Net asset value, end of year		$17.52		16.26		13.43		12.31	10.47
Total Return(1)%		10.12		22.20		9.95		18.99	29.45
Ratios and Supplemental Data:
Net assets, end of year (000's)		$448,457		941,150		352,116		374,309	338,566
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.00		1.00		1.00		1.00	1.00
Net expenses after expense reimbursement	%	0.99		1.00		1.00		1.00	1.00
Net investment income after expense reimbursement	%	1.54		1.32		1.38		1.46	1.56
Portfolio turnover rate	%	15		22		8		12	23
	Class S
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.24		13.34		12.24		10.44	8.15
Income (loss) from investment operations:
Net investment income (loss)		$0.21	*	0.15	*	0.13	*	0.11	(0.05)
Net realized and unrealized gain on investments		$1.37		2.77		1.06		1.81	2.43
Total from investment operations		$1.58		2.92		1.19		1.92	2.38
Less distributions:
Net investment income		$0.31		0.02		0.09		0.12	0.09
Total distributions		$0.31		0.02		0.09		0.12	0.09
Net asset value, end of year		$17.51		16.24		13.34		12.24	10.44
Total Return(1)%		9.76		21.92		9.79		18.65	29.38
Ratios and Supplemental Data:
Net assets, end of year (000's)		$185,539		155,075		563,406		201,653	8,034
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.25		1.25		1.25		1.25	1.25
Net expenses after expense reimbursement	%	1.24		1.25		1.25		1.25	1.25
Net investment income (loss) after expense reimbursement	%	1.20		1.05		1.03		0.85	(0.21)
Portfolio turnover rate	%	15		22		8		12	23

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN INTERNATIONAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.02		13.26		12.18		10.40	8.13
Income from investment operations:
Net investment income		$0.15	*	0.10	*	0.10	*	0.08	0.05
Net realized and unrealized gain on investments		$1.37		2.76		1.04		1.81	2.30
Total from investment operations		$1.52		2.86		1.14		1.89	2.35
Less distributions:
Net investment income		$0.34		0.10		0.06		0.11	0.08
Total distributions		$0.34		0.10		0.06		0.11	0.08
Net asset value, end of year		$17.20		16.02		13.26		12.18	10.40
Total Return(1)%		9.54		21.65		9.42		18.34	28.98
Ratios and Supplemental Data:
Net assets, end of year (000's)		$15,763		10,215		3,505		2,224	1,184
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.50		1.50		1.50		1.50	1.50
Net expenses after expense reimbursement	%	1.49		1.50		1.50		1.50	1.50
Net investment income (loss) after expense reimbursement	%	0.91		0.68		0.84		0.85	0.86
Portfolio turnover rate	%	15		22		8		12	23

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.26		14.02		13.93	11.91	9.24
Income from investment operations:
Net investment income		$0.19	**	0.14		0.08	0.04	0.05
Net realized and unrealized gain on investments		$0.24		2.21		1.14	2.44	2.75
Total from investment operations		$0.43		2.35		1.22	2.48	2.80
Less distributions:
Net investment income		$0.12		0.00	*	0.08	0.04	0.05
Net realized gains on investments		$0.80		0.11		1.05	0.42	0.08
Total distributions		$0.92		0.11		1.13	0.46	0.13
Net asset value, end of year		$15.77		16.26		14.02	13.93	11.91
Total Return(1)%		2.61		16.84		8.71	20.88	30.31
Ratios and Supplemental Data:
Net assets, end of year (000's)		$145,638		125,602		80,426	55,163	16,662
Ratios to average net assets:
Expenses	%	1.00		1.03		1.10	1.10	1.10
Net investment income	%	1.15		1.08		0.67	0.49	1.04
Portfolio turnover rate	%	52		44		52	45	44
	Class S
	Year Ended December 31,
	2007			2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.17		13.98		13.89	11.89	9.23
Income from investment operations:
Net investment income		$0.15		0.12		0.05	0.02	0.04
Net realized and unrealized gain on investments		$0.24		2.18		1.13	2.42	2.73
Total from investment operations		$0.39		2.30		1.18	2.44	2.77
Less distributions:
Net investment income		$0.09		0.00	*	0.04	0.02	0.03
Net realized gains on investments		$0.80		0.11		1.05	0.42	0.08
Total distributions		$0.89		0.11		1.09	0.44	0.11
Net asset value, end of year		$15.67		16.17		13.98	13.89	11.89
Total Return(1)%		2.34		16.52		8.49	20.59	30.05
Ratios and Supplemental Data:
Net assets, end of year (000's)		$89,851		91,338		78,459	64,420	16,372
Ratios to average net assets:
Expenses	%	1.25		1.28		1.35	1.35	1.35
Net investment income	%	0.89		0.81		0.39	0.26	0.61
Portfolio turnover rate	%	52		44		52	45	44

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

**  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN MID CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006		2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.03	13.89		13.84	11.86		9.22
Income (loss) from investment operations:
Net investment income (loss)		$0.09	0.07		0.02	(0.00	)*	0.03
Net realized and unrealized gain on investments		$0.25	2.18		1.11	2.40		2.70
Total from investment operations		$0.34	2.25		1.13	2.40		2.73
Less distributions:
Net investment income		$0.07	0.00	*	0.03	—		0.01
Net realized gains on investments		$0.80	0.11		1.05	0.42		0.08
Total distributions		$0.87	0.11		1.08	0.42		0.09
Net asset value, end of year		$15.50	16.03		13.89	13.84		11.86
Total Return(1)%		2.06	16.26		8.11	20.31		29.68
Ratios and Supplemental Data:
Net assets, end of year (000's)		$24,824	22,123		12,408	4,980		1,354
Ratios to average net assets:
Expenses	%	1.50	1.53		1.60	1.60		1.60
Net investment income (loss)%		0.64	0.61		0.20	(0.02)		0.36
Portfolio turnover rate	%	52	44		52	45		44

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$49.10	44.52		39.95	36.41	26.35
Income (loss) from investment operations:
Net investment income (loss)		$(0.05)	(0.02	)*	(0.15)	0.03	(0.14	)*
Net realized and unrealized gain on investments		$(0.74)	4.60		4.72	3.51	10.20
Total from investment operations		$(0.79)	4.58		4.57	3.54	10.06
Net asset value, end of year		$48.31	49.10		44.52	39.95	36.41
Total Return(1)%		(1.61)	10.29		11.44 †	9.72	38.18
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,103,033	1,155,244		531,343	575,903	610,593
Ratios to average net assets:
Expenses	%	0.80	0.80		0.81	0.82	0.83
Net investment income (loss)%		(0.11)	(0.05)		(0.33)	0.06	(0.46)
Portfolio turnover rate	%	5	6		10	3	0
	Class S
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$48.49	44.08		39.65	36.23	26.28
Income (loss) from investment operations:
Net investment loss		$(0.18)	(0.18	)*	(0.23)	(0.01)	(0.28	)*
Net realized and unrealized gain on investments		$(0.73)	4.59		4.66	3.43	10.23
Total from investment operations		$(0.91)	4.41		4.43	3.42	9.95
Net asset value, end of year		$47.58	48.49		44.08	39.65	36.23
Total Return(1)%		(1.88)	10.00		11.17 †	9.44	37.86
Ratios and Supplemental Data:
Net assets, end of year (000's)		$169,485	186,363		437,476	355,857	13,970
Ratios to average net assets:
Expenses	%	1.05	1.05		1.06	1.07	1.12
Net investment loss	%	(0.36)	(0.40)		(0.58)	(0.04)	(0.82)
Portfolio turnover rate	%	5	6		10	3	0

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$47.89	43.64		39.35		36.04	26.22
Income (loss) from investment operations:
Net investment loss		$(0.29)	(0.27	)*	(0.33	)*	(0.12)	(0.28	)*
Net realized and unrealized gain on investments		$(0.72)	4.52		4.62		3.43	10.10
Total from investment operations		$(1.01)	4.25		4.29		3.31	9.82
Net asset value, end of year		$46.88	47.89		43.64		39.35	36.04
Total Return(1)%		(2.11)	9.74		10.90	†	9.18	37.45
Ratios and Supplemental Data:
Net assets, end of year (000's)		$8,325	8,459		7,843		3,196	1,014
Ratios to average net assets:
Expenses	%	1.30	1.30		1.31		1.32	1.33
Net investment loss	%	(0.60)	(0.59)		(0.82)		(0.45)	(0.88)
Portfolio turnover rate	%	5	6		10		3	0

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,					May 1, 2003(1) to December 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.94	11.66	12.28	12.13		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.01	0.00 *	0.00	*	(0.02)
Net realized and unrealized gain on investments	$0.58	0.45	0.53	0.71		2.15
Total from investment operations	$0.58	0.46	0.53	0.71		2.13
Less distributions:
Net realized gains on investments	$0.16	0.18	1.15	0.56		—
Total distributions	$0.16	0.18	1.15	0.56		—
Net asset value, end of period	$12.36	11.94	11.66	12.28		12.13
Total Return(2)%	4.92	4.19	5.24	6.69		21.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,660	14,283	18,673	18,587		1
Ratios to average net assets:
Expenses(3)%	0.84	0.84	0.84	0.89		0.90
Net investment income (loss)(3)%	(0.01)	0.10	0.01	0.04		(0.26)
Portfolio turnover rate %	16	14	27	291		116
	Class S
	Year Ended December 31,					May 1, 2003(1) to December 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.81	11.57	12.22	12.11		10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.03)	(0.00	)*	(0.04)
Net realized and unrealized gain on investments	$0.57	0.44	0.53	0.67		2.15
Total from investment operations	$0.54	0.42	0.50	0.67		2.11
Less distributions:
Net realized gains on investments	$0.16	0.18	1.15	0.56		—
Total distributions	$0.16	0.18	1.15	0.56		—
Net asset value, end of period	$12.19	11.81	11.57	12.22		12.11
Total Return(2)%	4.63	3.88	5.02	6.45		21.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$9,417	11,402	14,287	16,118		1
Ratios to average net assets:
Expenses(3)%	1.09	1.09	1.09	1.14		1.15
Net investment loss(3)%	(0.26)	(0.16)	(0.23)	(0.21)		(0.53)
Portfolio turnover rate %	16	14	27	291		116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31,				May 1, 2003(1) to December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.70	11.49	12.18	12.09	10.00
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.05)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain on investments	$0.58	0.44	0.52	0.73	2.15
Total from investment operations	$0.51	0.39	0.46	0.65	2.09
Less distributions:
Net realized gains on investments	$0.16	0.18	1.15	0.56	—
Total distributions	$0.16	0.18	1.15	0.56	—
Net asset value, end of period	$12.05	11.70	11.49	12.18	12.09
Total Return(2)%	4.42	3.64	4.69	6.21	20.90
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,923	18,361	25,166	33,408	42,935
Ratios to average net assets:
Expenses(3)%	1.34	1.34	1.34	1.39	1.40
Net investment loss(3)%	(0.50)	(0.41)	(0.49)	(0.57)	(0.78)
Portfolio turnover rate %	16	14	27	291	116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I				Class S
	Year Ended December 31, 2007		January 3, 2006(1) to December 31, 2006		Year Ended December 31, 2007		January 18, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.93		10.00		9.93		10.05
Income (loss) from investment operations:
Net investment income	$0.51	*	0.45	*	0.48	*	0.42	*
Net realized and unrealized loss on investments	$0.21		(0.07)		0.22		(0.12)
Total from investment operations	$0.72		0.38		0.70		0.30
Less distributions:
Net investment income	$0.52		0.45		0.50		0.42
Total distributions	$0.52		0.45		0.50		0.42
Net asset value, end of period	$10.13		9.93		10.13		9.93
Total Return(2)%	7.31		3.81		7.02		3.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$34,173		35,253		11,234		14,053
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.84		0.73		1.09		0.98
Net expense before interest expense on reverse repurchase agreements and after expense reimbursements(3)(4)%	0.68		0.72		0.93		0.97
Net expenses after expense reimbursement(3)(4)%	0.83		0.73		1.08		0.98
Net investment income after expense reimbursement(3)(4)%	5.01		4.55		4.76		4.26
Portfolio turnover rate %	250		699		250		699

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I				Class S
	Year Ended December 31, 2007		January 19, 2006(1) to December 31, 2006		Year Ended December 31, 2007		January 3, 2006(1) to December 31 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.93		10.20		10.90		10.00
Income from investment operations:
Net investment income	$0.04	*	0.06	*	0.01	*	0.04	*
Net realized and unrealized gain on investments	$0.90		0.67		0.90		0.86
Total from investment operations	$0.94		0.73		0.91		0.90
Less distributions:
Net investment income	$0.03		—		0.03		—
Net realized gains on investments	$0.54		—		0.53		—
Total distributions	$0.57		—		0.56		—
Net asset value, end of period	$11.30		10.93		11.25		10.90
Total Return(2)%	8.85		7.16		8.62		9.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$271,555		232,030		157,241		181,499
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.73		0.75		0.98		1.00
Net expenses after expense reimbursement(3)(4)%	0.67		0.67		0.89		0.92
Net investment income after expense reimbursement(3)(4)%	0.32		0.65		0.10		0.37
Portfolio turnover rate %	47		111		47		111

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.90		10.90
Income (loss) from investment operations:
Net investment loss	$(0.02	)*	(0.00	)**
Net realized and unrealized gain on investments	$0.91		—
Total from investment operations	$0.89		(0.00	)**
Less distributions:
Net investment income	$0.03		—
Net realized gains on investment	$0.54		—
Total distribution	$0.57		—
Net asset value, end of period	$11.22		10.90
Total Return(2)%	8.40		—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.23		1.25
Net expenses after expense reimbursement(3)(4)%	1.17		1.17
Net investment loss after expense reimbursement(3)(4)%	(0.20)		(1.17)
Portfolio turnover rate %	47		111

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING NEUBERGER BERMAN REGENCY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006		Year Ended December 31, 2007	January 12, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.66	10.00		10.65	10.14
Income from investment operations:
Net investment income	$0.10	0.06	*	0.07	0.04	*
Net realized and unrealized gain on investments	$0.17	0.68		0.18	0.53
Total from investment operations	$0.27	0.74		0.25	0.57
Less distributions from:
Net investment income	$0.05	0.05		0.03	0.03
Net realized gains on investments	$0.02	0.03		0.02	0.03
Return of capital	$0.05	—		0.05	—
Total distributions	$0.12	0.08		0.10	0.06
Net asset value, end of period	$10.81	10.66		10.80	10.65
Total Return(2)%	2.53	7.35		2.32	5.62
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,222	6,087		15,372	6,446
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.98	1.38		1.23	1.63
Net expenses after expense reimbursement(3)(4)%	0.88	0.88		1.13	1.13
Net investment income after expense reimbursement(3)(4)%	0.92	0.62		0.77	0.45
Portfolio turnover rate %	78	36		78	36

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPCAP BALANCED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$15.05	13.78	13.47	12.32	9.66
Income (loss) from investment operations:
Net investment income		$0.21 *	0.17	0.11	0.14	0.10
Net realized and unrealized gain (loss) on investments		$(0.63)	1.29	0.29	1.15	2.84
Total from investment operations		$(0.42)	1.46	0.40	1.29	2.94
Less distributions:
Net investment income		$0.25	0.19	0.09	0.14	0.28
Net realized gains on investments		$1.70	—	—	—	—
Total distributions		$1.95	0.19	0.09	0.14	0.28
Net asset value, end of year		$12.68	15.05	13.78	13.47	12.32
Total Return(1)%		(3.79)	10.75	2.98	10.58	30.72
Ratios and Supplemental Data:
Net assets, end of year (000's)		$3,835	4,459	4,204	4,046	1,064
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.00	1.00	1.00	1.00	1.00
Net expenses after brokerage commission recapture	%	0.97	0.97	1.00	1.00	1.00
Net investment income after brokerage commission recapture	%	1.44	1.30	0.82	0.59	1.12
Portfolio turnover rate	%	105	79	80	110	125
	Class S
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$15.03	13.75	13.43	12.29	9.64
Income (loss) from investment operations:
Net investment income		$0.18 *	0.14 *	0.08	0.04	0.11
Net realized and unrealized gain (loss) on investments		$(0.63)	1.27	0.29	1.22	2.79
Total from investment operations		$(0.45)	1.41	0.37	1.26	2.90
Less distributions:
Net investment income		$0.20	0.13	0.05	0.12	0.25
Net realized gains on investments		$1.70	—	—	—	—
Total distributions		$1.90	0.13	0.05	0.12	0.25
Net asset value, end of year		$12.68	15.03	13.75	13.43	12.29
Total Return(1)%		(3.97)	10.36	2.70	10.32	30.32
Ratios and Supplemental Data:
Net assets, end of year (000's)		$58,267	79,371	120,274	160,159	140,554
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.25	1.25	1.25	1.25	1.25
Net expenses after brokerage commission recapture	%	1.22	1.22	1.25	1.25	1.25
Net investment income after brokerage commission recapture	%	1.21	1.02	0.58	0.35	1.00
Portfolio turnover rate	%	105	79	80	110	125

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPCAP BALANCED VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$14.88	13.62	13.32	12.21	9.61
Income (loss) from investment operations:
Net investment income		$0.22 *	0.11	0.04	0.04	0.09
Net realized and unrealized gain (loss) on investments		$(0.72)	1.26	0.29	1.17	2.77
Total from investment operations		$(0.50)	1.37	0.33	1.21	2.86
Less distributions:
Net investment income		$0.08	0.11	0.03	0.10	0.26
Net realized gains on investments		$1.69	—	—	—	—
Total distributions		$1.77	0.11	0.03	0.10	0.26
Net asset value, end of year		$12.61	14.88	13.62	13.32	12.21
Total Return(1)%		(4.27)	10.19	2.46	10.00	30.08
Ratios and Supplemental Data:
Net assets, end of year (000's)		$752	3,769	3,458	3,767	2,665
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.50	1.50	1.50	1.50	1.50
Net expenses after brokerage commission recapture	%	1.47	1.47	1.50	1.50	1.50
Net investment income after brokerage commission recapture	%	1.53	0.78	0.32	0.10	0.74
Portfolio turnover rate	%	105	79	80	110	125

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.68		14.17		12.80		11.23	8.40
Income from investment operations:
Net investment income		$0.27	*	0.15	*	0.14	*	0.01	0.00	**
Net realized and unrealized gain on investments		$0.82		2.39		1.60		1.69	2.83
Total from investment operations		$1.09		2.54		1.74		1.70	2.83
Less distributions:
Net investment income		$0.19		0.01		0.12		0.01	0.00	**
Net realized gains on investments		$0.71		0.02		0.25		0.12	—
Total distributions		$0.90		0.03		0.37		0.13	0.00
Net asset value, end of year		$16.87		16.68		14.17		12.80	11.23
Total Return(1)%		6.57		17.98		13.57		15.28	33.73
Ratios and Supplemental Data:
Net assets, end of year (000's)		$2,289,589		2,518,662		2,262,201		843,253	426
Ratios to average net assets:
Expenses	%	0.66		0.66		0.66		0.77	1.20
Net investment income	%	1.57		0.96		1.05		1.11	0.22
Portfolio turnover rate	%	14		23		53		390	157
	Class S
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.31		13.90		12.58		11.06	8.39
Income from investment operations:
Net investment income		$0.23	*	0.10	*	0.09	*	0.02	0.02
Net realized and unrealized gain on investments		$0.80		2.34		1.58		1.62	2.65
Total from investment operations		$1.03		2.44		1.67		1.64	2.67
Less distributions:
Net investment income		$0.17		0.01		0.10		0.00 **	—
Net realized gains on investments		$0.71		0.02		0.25		0.12	—
Total distributions		$0.88		0.03		0.35		0.12	—
Net asset value, end of year		$16.46		16.31		13.90		12.58	11.06
Total Return(1)%		6.35		17.60		13.27		15.01	31.82
Ratios and Supplemental Data:
Net assets, end of year (000's)		$232,651		145,060		40,831		19,143	14,291
Ratios to average net assets:
Expenses	%	0.91		0.91		0.91		1.02	1.45
Net investment income	%	1.37		0.66		0.71		0.19	0.19
Portfolio turnover rate	%	14		23		53		390	157

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$16.22		13.85		12.50		11.02		8.38
Income from investment operations:
Net investment income		$0.17	*	0.07	*	0.07	*	0.03		0.00	**
Net realized and unrealized gain on investments		$0.81		2.33		1.56		1.57		2.64
Total from investment operations		$0.98		2.40		1.63		1.60		2.64
Less distributions:
Net investment income		$0.11		0.01		0.04		0.00	**	—
Net realized gains on investments		$0.71		0.02		0.24		0.12		—
Total distributions		$0.82		0.03		0.28		0.12		—
Net asset value, end of year		$16.38		16.22		13.85		12.50		11.02
Total Return(1)%		6.04		17.36		13.07		14.71		31.50
Ratios and Supplemental Data:
Net assets, end of year (000's)		$99,669		95,286		106,510		127,653		856
Ratios to net assets:
Gross expenses prior to expense reimbursement	%	1.16		1.16		1.16		1.28		1.70
Net expenses after expense reimbursement	%	1.15		1.15		1.15		1.27		1.70
Net investment income (loss) after expense reimbursement	%	1.08		0.51		0.60		0.55		0.01
Portfolio turnover rate	%	14		23		53		390		157

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,						November 8, 2004(1) to December 31,
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.80		10.00		10.12		10.00
Income (loss) from investment operations:
Net investment income	$0.64	*	0.66	*	0.35	*	0.02
Net realized and unrealized gain (loss) on investments	$0.28		0.18		(0.24)		0.12
Total from investment operations	$0.92		0.84		0.11		0.14
Less distributions:
Net investment income	$0.52		0.04		0.23		0.02
Total distributions	$0.52		0.04		0.23		0.02
Net asset value, end of period	$11.20		10.80		10.00		10.12
Total Return(2)%	8.76		8.42		1.09		1.39
Ratios and Supplemental Data:
Net assets, end of period (000's)	$415,035		359,888		302,941		103,283
Ratios to average net assets:
Expenses(3)%	0.54		0.54		0.54		0.52
Net investment income(3)%	5.80		6.39		3.50		2.56
Portfolio turnover rate %	104		140		216		145
	Class S
	Year Ended December 31,						November 8, 2004(1) to December 31,
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.81		9.99		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.62	*	0.64	*	0.32	*	0.02
Net realized and unrealized gain (loss) on investments	$0.27		0.19		(0.24)		0.11
Total from investment operations	$0.89		0.83		0.08		0.13
Less distributions:
Net investment income	$0.49		0.01		0.20		0.02
Total distributions	$0.49		0.01		0.20		0.02
Net asset value, end of period	$11.21		10.81		9.99		10.11
Total Return(2)%	8.50		8.33		0.84		1.27
Ratios and Supplemental Data:
Net assets, end of period (000's)	$83,977		56,054		60,478		60,836
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.79		0.79		0.79		0.81
Net expenses after expense reimbursement(3)%	0.75		0.75		0.75		0.77
Net investment income after expense reimbursement(3)%	5.61		6.20		3.14		2.40
Portfolio turnover rate %	104		140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31,						November 8, 2004(1) to December 31,
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.76		9.98		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.59	*	0.62	*	0.30	*	0.02
Net realized and unrealized gain (loss) on investments	$0.28		0.18		(0.24)		0.11
Total from investment operations	$0.87		0.80		0.06		0.13
Less distributions:
Net investment income	$0.51		0.02		0.19		0.02
Total distributions	$0.51		0.02		0.19		0.02
Net asset value, end of period	$11.12		10.76		9.98		10.11
Total Return(2)%	8.28		7.99		0.61		1.26
Ratios and Supplemental Data:
Net assets, end of period (000's)	$20,460		9,266		5,082		3,655
Ratios to net assets:
Gross expenses prior to expense reimbursement(3)%	1.04		1.04		1.04		1.06
Net expenses after expense reimbursement(3)%	1.00		1.00		1.00		1.02
Net investment income after expense reimbursement(3)%	5.41		6.09		2.94		2.15
Portfolio turnover rate %	104		140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.16		10.92		11.00		10.62		10.55
Income (loss) from investment operations:
Net investment income	$0.51	*	0.42	*	0.34	*	0.16	*	0.29	*
Net realized and unrealized gain (loss) on investments	$0.55		0.03		(0.08)		0.33		0.17
Total from investment operations	$1.06		0.45		0.26		0.49		0.46
Less distributions:
Net investment income	$0.41		0.21		0.20		—		0.32
Net realized gains on investments	$—		—		0.14		0.11		0.07
Total distributions	$0.41		0.21		0.34		0.11		0.39
Net asset value, end of year	$11.81		11.16		10.92		11.00		10.62
Total Return(1)%	9.79		4.21		2.36		4.61		4.36
Ratios and Supplemental Data:
Net assets, end of year (000's)	$320,725		213,734		176,607		78,521		43,987
Ratios to average net assets:
Expenses(2)%	0.71		0.77		0.85		0.85		0.85
Net investment income(2)%	4.49		3.86		3.07		1.51		2.67
Portfolio turnover rate %	863		826		926		377		471
	Class S
	Year Ended December 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.11		10.87		10.96		10.61		10.55
Income (loss) from investment operations:
Net investment income	$0.48	*	0.39	*	0.30	*	0.14	*	0.22	*
Net realized and unrealized gain (loss) on investments	$0.55		0.04		(0.07)		0.32		0.21
Total from investment operations	$1.03		0.43		0.23		0.46		0.43
Less distributions:
Net investment income	$0.39		0.19		0.18		—		0.30
Net realized gains on investments	$—		—		0.14		0.11		0.07
Total distributions	$0.39		0.19		0.32		0.11		0.37
Net asset value, end of year	$11.75		11.11		10.87		10.96		10.61
Total Return(1)%	9.51		4.00		2.08		4.33		4.06
Ratios and Supplemental Data:
Net assets, end of year (000's)	$122,274		93,487		83,782		88,424		50,174
Ratios to average net assets:
Expenses(2)%	0.96		1.02		1.10		1.10		1.10
Net investment income(2)%	4.23		3.61		2.73		1.32		2.07
Portfolio turnover rate %	863		826		926		377		471

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Includes the impact of interest expense on inverse floaters.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.03		10.81		10.91		10.59		10.53
Income (loss) from investment operations:
Net investment income	$0.44	*	0.36	*	0.28	*	0.09	*	0.20	*
Net realized and unrealized gain (loss) on investments	$0.55		0.03		(0.08)		0.34		0.20
Total from investment operations	$0.99		0.39		0.20		0.43		0.40
Less distributions:
Net investment income	$0.36		0.17		0.16		—		0.27
Net realized gains on investments	$—		—		0.14		0.11		0.07
Total distributions	$0.36		0.17		0.30		0.11		0.34
Net asset value, end of period	$11.66		11.03		10.81		10.91		10.59
Total Return(1)%	9.25		3.71		1.80		4.06		3.86
Ratios and Supplemental Data:
Net assets, end of period (000's)	$33,445		25,603		23,018		14,827		10,388
Ratios to average net assets:
Expenses(2)%	1.21		1.27		1.35		1.35		1.35
Net investment income(2)%	3.98		3.36		2.54		0.81		1.84
Portfolio turnover rate %	863		826		926		377		471

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Includes impact of interest expense on inverse floaters.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIONEER HIGH YIELD PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I				Class S
	Year Ended December 31, 2007		January 3, 2006(1) to December 31, 2006		Year Ended December 31, 2007		January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.22		10.00		10.22		9.99
Income from investment operations:
Net investment income	$0.59	*	0.57	*	0.57	*	0.54	*
Net realized and unrealized gain on investments	$0.03		0.23		0.03		0.24
Total from investment operations	$0.62		0.80		0.60		0.78
Less distributions:
Net investment income	$0.59		0.55		0.57		0.52
Net realized gains on investments	$—		0.03		—		0.03
Total distributions	$0.59		0.58		0.57		0.55
Net asset value, end of period	$10.25		10.22		10.25		10.22
Total Return(2)%	6.15		8.24		5.89		8.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$105,105		119,959		5,899		8,280
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.78		0.80		1.03		1.05
Net expenses after expense reimbursement(3)(4)%	0.77		0.73		1.02		0.98
Net investment income after expense reimbursement(3)(4)%	5.67		5.70		5.43		5.43
Portfolio turnover rate %	68		20		68		20

	Class ADV
	Year Ended December 31, 2007		January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.22		9.99
Income from investment operations:
Net investment income	$0.54	*	0.47	*
Net realized and unrealized gain on investments	$0.01		0.30
Total from investment operations	$0.55		0.77
Less distributions:
Net investment income	$0.54		0.51
Net realized gains on investments	$—		0.03
Total distributions	$0.54		0.54
Net asset value, end of period	$10.23		10.22
Total Return(2)%	5.43		7.98
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,018		510
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.28		1.30
Net expenses after expense reimbursement(3)(4)%	1.27		1.23
Net investment income after expense reimbursement(3)(4)%	5.22		4.97
Portfolio turnover rate %	68		20

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$9.22	8.65	8.06	7.40	5.11
Income (loss) from investment operations:
Net investment income (loss)		$0.02	0.02	(0.00)*	(0.00)*	(0.02)
Net realized and unrealized gain on investments		$1.18	0.74	0.73	0.66	2.31
Total from investment operations		$1.20	0.76	0.73	0.66	2.29
Less distributions:
Net investment income		$0.02	—	—	—	—
Net realized gains on investments		$0.88	0.19	0.14	—	—
Total distributions		$0.90	0.19	0.14	—	—
Net asset value, end of year		$9.52	9.22	8.65	8.06	7.40
Total Return(1)%		13.39	9.10	9.26	8.92	44.81
Ratios and Supplemental Data:
Net assets, end of year (000's)		$995,471	1,067,515	1,131,231	474,397	35,010
Ratios to average net assets:
Expenses	%	0.66	0.66	0.66	0.96	1.05
Net investment income (loss)%		0.18	0.19	(0.04)	(0.06)	(0.76)
Portfolio turnover rate	%	31	37	94	441	187
	Class S
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$9.10	8.55	7.99	7.36	5.09
Income (loss) from investment operations:
Net investment loss		$(0.01)	(0.01)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gain on investments		$1.16	0.75	0.73	0.70	2.31
Total from investment operations		$1.15	0.74	0.70	0.63	2.27
Less distributions:
Net realized gains on investments		$0.88	0.19	0.14	—	—
Total distributions		$0.88	0.19	0.14	—	—
Net asset value, end of year		$9.37	9.10	8.55	7.99	7.36
Total Return(1) %		13.01	8.97	8.96	8.56	44.60
Ratios and Supplemental Data:
Net assets, end of year (000's)		$13,319	10,100	21,871	29,155	30,354
Ratios to average net assets:
Expenses	%	0.91	0.91	0.91	1.21	1.30
Net investment loss	%	(0.07)	(0.07)	(0.30)	(0.88)	(1.00)
Portfolio turnover rate	%	31	37	94	441	187

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$8.99	8.47	7.94	7.33	5.08
Income (loss) from investment operations:
Net investment loss		$(0.03)	(0.03)	(0.05)	(0.10)	(0.07)
Net realized and unrealized gain on investments		$1.14	0.74	0.72	0.71	2.32
Total from investment operations		$1.11	0.71	0.67	0.61	2.25
Less distributions:
Net realized gains on investments		$0.88	0.19	0.14	—	—
Total distributions		$0.88	0.19	0.14	—	—
Net asset value, end of year		$9.22	8.99	8.47	7.94	7.33
Total Return(1)%		12.71	8.70	8.64	8.32	44.29
Ratios and Supplemental Data:
Net assets, end of year (000's)		$40,695	48,165	69,686	80,813	107,353
Ratios to net assets:
Gross expenses prior to expense reimbursement	%	1.16	1.16	1.16	1.47	1.55
Net expenses after expense reimbursement	%	1.15	1.15	1.15	1.46	1.55
Net investment loss after expense reimbursement	%	(0.31)	(0.23)	(0.54)	(1.13)	(1.24)
Portfolio turnover rate	%	31	37	94	441	187

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$59.36		52.62		49.81		45.35	34.69
Income from investment operations:
Net investment income		$0.32		0.33	*	0.19	*	0.29	0.09
Net realized and unrealized gain on investments		$5.45		6.64		2.87		4.24	10.63
Total from investment operations		$5.77		6.97		3.06		4.53	10.72
Less distributions:
Net investment income		$0.31		0.14		0.25		0.07	0.06
Net realized gains on investments		$2.93		0.09		—		—	—
Total distributions		$3.24		0.23		0.25		0.07	0.06
Net asset value, end of year		$61.89		59.36		52.62		49.81	45.35
Total Return(1)%		9.91		13.30		6.17		10.02	30.93
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,442,336		1,271,481		898,102		830,034	669,956
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture	%	0.75		0.75		0.75		0.75	0.75
Net expenses after expense reimbursement and brokerage commission recapture	%	0.74		0.75		0.75		0.75	0.75
Net investment income after expense reimbursement and brokerage commission recapture	%	0.55		0.60		0.38		0.66	0.30
Portfolio turnover rate	%	58		43		41		39	34
	Class S
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$58.85		52.16		49.48		45.12	34.59
Income from investment operations:
Net investment income		$0.15	*	0.28	*	0.06	*	0.22	0.06
Net realized and unrealized gain on investments		$5.41		6.50		2.85		4.16	10.52
Total from investment operations		$5.56		6.78		2.91		4.38	10.58
Less distributions:
Net investment income		$0.13		—		—		—	—
Net realized gains on investments		$2.93		0.09		0.23		0.02	0.05
Total distributions		$3.06		0.09		0.23		0.02	0.05
Net asset value, end of year		$61.35		58.85		52.16		49.48	45.12
Total Return(1)%		9.62		13.03		5.92		9.74	30.58
Ratios and Supplemental Data:
Net assets, end of year (000's)		$101,503		37,306		163,188		18,642	8,251
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture	%	1.00		1.00		1.00		1.00	1.00
Net expenses after expense reimbursement and brokerage commission recapture	%	0.99		1.00		1.00		1.00	1.00
Net investment income after expense reimbursement and brokerage commission recapture	%	0.25		0.51		0.12		0.62	0.04
Portfolio turnover rate	%	58		43		41		39	34

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$58.37		51.87	49.14		44.89	34.50
Income (loss) from investment operations:
Net investment income (loss)		$0.03	*	0.05	(0.06	)*	0.11	(0.01)
Net realized and unrealized gain on investments		$5.34		6.54	2.84		4.14	10.44
Total from investment operations		$5.37		6.59	2.78		4.25	10.43
Less distributions:
Net investment income		$0.03		—	—		—	—
Net realized gains on investments		$2.93		0.09	0.05		—	0.04
Total distributions		$2.96		0.09	0.05		—	0.04
Net asset value, end of year		$60.78		58.37	51.87		49.14	44.89
Total Return(1)%		9.36		12.73	5.66		9.47	30.27
Ratios and Supplemental Data:
Net assets, end of year (000's)		$103,588		105,821	86,781		78,870	60,182
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture	%	1.25		1.25	1.25		1.25	1.25
Net expenses after expense reimbursement and brokerage commission recapture	%	1.24		1.25	1.25		1.25	1.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture	%	0.05		0.11	(0.12)		0.19	(0.24)
Portfolio turnover rate	%	58		43	41		39	34

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Year Ended December 31, 2007		January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007		January 12, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.03		10.00	12.01		10.02
Income from investment operations:
Net investment income	$0.24	*	0.27	0.20	*	0.17	*
Net realized and unrealized gain on investments	$1.63		1.90	1.63		1.95
Total from investment operations	$1.87		2.17	1.83		2.12
Less distributions:
Net investment income	$0.13		0.13	0.10		0.12
Net realized gains on investments	$0.11		0.01	0.11		0.01
Total distributions	$0.24		0.14	0.21		0.13
Net asset value, end of period	$13.66		12.03	13.63		12.01
Total Return(2)%	15.50		21.70	15.23		21.14
Ratios and Supplemental Data:
Net assets, end of period (000's)	$46,781		10,991	131,882		36,200
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.99		1.24	1.24		1.49
Net expenses after expense reimbursement(3)(4)%	0.98		0.98	1.23		1.23
Net investment income after expense reimbursement(3)(4)%	1.85		2.53	1.49		1.57
Portfolio turnover rate %	20		5	20		5

	Class ADV
	Year Ended December 31, 2007		December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.03		12.09
Income from investment operations:
Net investment income	$0.18	*	0.00	**
Net realized and unrealized gain on investments	$1.68		0.08
Total from investment operations	$1.86		0.08
Less distributions:
Net investment income	$0.13		0.13
Net realized gains on investments	$0.11		0.01
Total distributions	$0.24		0.14
Net asset value, end of period	$13.65		12.03
Total Return(2)%	15.42		0.66
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.49		1.74
Net expenses after expense reimbursement(3)(4)%	1.48		1.48
Net investment income after expense reimbursement(3)(4)%	1.40		0.00	**
Portfolio turnover rate %	20		5

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING THORNBURG VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$31.85		27.40		27.20		24.21		18.94
Income from investment operations:
Net investment income		$0.28		0.15	*	0.11	*	0.24	*	0.10	*
Net realized and unrealized gain on investments		$2.02		4.44		0.31		2.86		5.21
Total from investment operations		$2.30		4.59		0.42		3.10		5.31
Less distributions:
Net investment income		$0.15		0.14		0.22		0.11		0.04
Total distributions		$0.15		0.14		0.22		0.11		0.04
Net asset value, end of year		$34.00		31.85		27.40		27.20		24.21
Total Return(1)%		7.24		16.84		1.56		12.88		28.07
Ratios and Supplemental Data:
Net assets, end of year (000's)		$216,408		186,115		191,985		234,606		247,542
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Net expenses after brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Net investment income after brokerage commission recapture	%	0.92		0.51		0.43		0.85		0.47
Portfolio turnover rate	%	88		171		95		74		65
	Class S
	Year Ended December 31,
	2007			2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$31.68		27.24		27.04		24.09		18.89
Income from investment operations:
Net investment income		$0.19	*	0.36	*	0.05	*	0.16	*	0.05	*
Net realized and unrealized gain on investments		$2.03		4.14		0.28		2.87		5.19
Total from investment operations		$2.22		4.50		0.33		3.03		5.24
Less distributions:
Net investment income		$0.15		0.06		0.13		0.08		0.04
Total distributions		$0.15		0.06		0.13		0.08		0.04
Net asset value, end of year		$33.75		31.68		27.24		27.04		24.09
Total Return(1)%		7.00		16.57		1.25		12.63		27.74
Ratios and Supplemental Data:
Net assets, end of year (000's)		$13,719		6,795		277		445		391
Ratios to average net assets:
Gross expenses prior prior to brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Net expenses after brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Net investment income after brokerage commission recapture	%	0.56		1.19		0.18		0.62		0.21
Portfolio turnover rate	%	88		171		95		74		65

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING THORNBURG VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$31.38		27.03		26.86		23.98		18.84
Income (loss) from investment operations:
Net investment income (loss)		$0.18	*	0.05	*	(0.02	)*	0.03	*	(0.01	)*
Net realized and unrealized gain on investments		$1.93		4.34		0.29		2.92		5.17
Total from investment operations		$2.11		4.39		0.27		2.95		5.16
Less distributions:
Net investment income		$0.13		0.04		0.10		0.07		0.02
Total distributions		$0.13		0.04		0.10		0.07		0.02
Net asset value, end of year		$33.36		31.38		27.03		26.86		23.98
Total Return(1)%		6.73		16.26		1.03		12.36		27.39
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,196		673		214		267		159
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Net expenses after brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Net investment income (loss) after brokerage commission recapture	%	0.54		0.18		(0.08)		0.27		(0.04)
Portfolio turnover rate	%	88		171		95		74		65

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.56		9.30	8.58		7.54	6.07
Income from investment operations:
Net investment income		$0.11		0.09	0.08	*	0.10	0.06
Net realized and unrealized gain on investments		$0.02		1.25	0.72		1.00	1.45
Total from investment operations		$0.13		1.34	0.80		1.10	1.51
Less distributions:
Net investment income		$0.08		0.08	0.08		0.06	0.04
Total distributions		$0.08		0.08	0.08		0.06	0.04
Net asset value, end of year		$10.61		10.56	9.30		8.58	7.54
Total Return(1)%		1.18		14.51	9.38		14.76	24.95
Ratios and Supplemental Data:
Net assets, end of year (000's)		$365,084		355,204	270,692		267,249	264,755
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.85		0.85	0.85		0.85	0.85
Net expenses after brokerage commission recapture	%	0.84		0.84	0.85		0.85	0.85
Net investment income after brokerage commission recapture	%	1.02		0.99	0.92		1.22	0.83
Portfolio turnover rate	%	48		39	51		140	126
	Class S
	Year Ended December 31,
	2007			2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.45		9.21	8.52		7.49	6.05
Income from investment operations:
Net investment income		$0.08	*	0.08 *	0.06	*	0.09	0.01
Net realized and unrealized gain on investments		$0.02		1.23	0.70		1.00	1.47
Total from investment operations		$0.10		1.31	0.76		1.09	1.48
Less distributions:
Net investment income		$0.07		0.07	0.07		0.06	0.04
Total distributions		$0.07		0.07	0.07		0.06	0.04
Net asset value, end of year		$10.48		10.45	9.21		8.52	7.49
Total Return(1)%		0.93		14.32	8.99		14.59	24.54
Ratios and Supplemental Data:
Net assets, end of year (000's)		$45,303		28,207	9,667		2,356	1,352
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.10		1.10	1.10		1.10	1.10
Net expenses after brokerage commission recapture	%	1.09		1.09	1.10		1.10	1.10
Net investment income after brokerage commission recapture	%	0.75		0.79	0.64		1.06	0.37
Portfolio turnover rate	%	48		39	51		140	126

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.40		9.19		8.52		7.49	6.04
Income from investment operations:
Net investment income		$0.06	*	0.06	*	0.03	*	0.05	0.02
Net realized and unrealized gain on investments		$0.01		1.22		0.70		1.01	1.45
Total from investment operations		$0.07		1.28		0.73		1.06	1.47
Less distributions:
Net investment income		$0.07		0.07		0.06		0.03	0.02
Total distributions		$0.07		0.07		0.06		0.03	0.02
Net asset value, end of year		$10.40		10.40		9.19		8.52	7.49
Total Return(1)%		0.65		14.05		8.67		14.21	24.42
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,494		4,033		426		48	39
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.35		1.35		1.35		1.35	1.35
Net expenses after brokerage commission recapture	%	1.34		1.34		1.35		1.35	1.35
Net investment income after brokerage commission recapture	%	0.52		0.58		0.37		0.73	0.33
Portfolio turnover rate	%	48		39		51		140	126

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.72		10.00	9.70		10.00
Income (loss) from investment operations:
Net investment loss	$(0.06	)*	(0.02)	(0.09	)*	(0.04)*
Net realized and unrealized gain (loss) on investments	$0.55		(0.18)	0.56		(0.18)
Total from investment operations	$0.49		(0.20)	0.47		(0.22)
Less distributions:
Net realized gains on investments	$0.60		0.08	0.60		0.08
Total distributions	$0.60		0.08	0.60		0.08
Net asset value, end of period	$9.61		9.72	9.57		9.70
Total Return(2)%	5.01		(1.97)	4.81		(2.17)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$32,405		22,417	3,503		5,065
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.08		1.27	1.33		1.52
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.00		1.00	1.25		1.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.98		0.95	1.23		1.20
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.61)		(0.43)	(0.86)		(0.64)
Portfolio turnover rate %	118		104	118		104

	Class ADV
	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.67		10.00
Income (loss) from investment operations:
Net investment loss	$(0.10	)*	(0.08)
Net realized and unrealized gain (loss) on investments	$0.51		(0.17)
Total from investment operations	$0.41		(0.25)
Less distributions:
Net realized gains on investments	$0.60		0.08
Total distributions	$0.60		0.08
Net asset value, end of period	$9.48		9.67
Total Return(2)%	4.20		(2.47)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.58		1.77
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50		1.50
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.48		1.45
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.00)		(1.19)
Portfolio turnover rate %	118		104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$13.37	12.22		12.33		10.60	8.35
Income (loss) from investment operations:
Net investment income		$0.24	0.24	*	0.19	*	0.12	0.09
Net realized and unrealized gain (loss) on investments		$(0.49)	1.66		0.24		1.66	2.41
Total from investment operations		$(0.25)	1.90		0.43		1.78	2.50
Less distributions:
Net investment income		$0.21	0.13		0.08		—	0.08
Net realized gains on investments		$0.36	0.62		0.46		0.05	0.17
Total distributions		$0.57	0.75		0.54		0.05	0.25
Net asset value, end of year		$12.55	13.37		12.22		12.33	10.60
Total Return(1)%		(2.04)	16.19		3.74		16.90	29.92
Ratios and Supplemental Data:
Net assets, end of year (000's)		$608,951	634,470		133,987		70,308	33,398
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	0.85	0.88		0.95		0.90	0.95
Net expenses after expense reimbursement	%	0.84	0.84		0.87		0.90	0.95
Net investment income after expense reimbursement	%	1.78	1.91		1.57		1.40	1.28
Portfolio turnover rate	%	26	27		27		30	32
	Class S
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period		$13.30	12.16		12.29		10.58	8.34
Income (loss) from investment operations:
Net investment income		$0.21	0.21	*	0.16	*	0.09	0.05
Net realized and unrealized gain (loss) on investments		$(0.49)	1.64		0.24		1.67	2.42
Total from investment operations		$(0.28)	1.85		0.40		1.76	2.47
Less distributions:
Net investment income		$0.17	0.09		0.07		—	0.06
Net realized gains on investments		$0.36	0.62		0.46		0.05	0.17
Total distributions		$0.53	0.71		0.53		0.05	0.23
Net asset value, end of period		$12.49	13.30		12.16		12.29	10.58
Total Return(1)%		(2.28)	15.86		3.47		16.74	29.67
Ratios and Supplemental Data:
Net assets, end of period (000's)		$342,155	358,431		537,092		317,797	139,236
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.10	1.13		1.20		1.15	1.20
Net expenses after expense reimbursement	%	1.09	1.09		1.12		1.15	1.20
Net investment income after expense reimbursement	%	1.52	1.67		1.31		1.15	1.06
Portfolio turnover rate	%	26	27		27		30	32

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN COMSTOCK PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$13.17	12.08		12.22		10.55	8.32
Income (loss) from investment operations:
Net investment income		$0.17 *	0.18	*	0.13	*	0.08	0.07
Net realized and unrealized gain (loss) on investments		$(0.48)	1.62		0.24		1.64	2.37
Total from investment operations		$(0.31)	1.80		0.37		1.72	2.44
Less distributions:
Net investment income		$0.16	0.09		0.04		—	0.04
Net realized gains on investments		$0.36	0.62		0.47		0.05	0.17
Total distributions		$0.52	0.71		0.51		0.05	0.21
Net asset value, end of year		$12.34	13.17		12.08		12.22	10.55
Total Return(1)%		(2.51)	15.57		3.20		16.41	29.34
Ratios and Supplemental Data:
Net assets, end of year (000's)		$40,111	37,431		25,455		12,569	8,556
Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.35	1.38		1.45		1.40	1.45
Net expenses after expense reimbursement	%	1.34	1.34		1.37		1.40	1.45
Net investment income after expense reimbursement	%	1.27	1.42		1.06		0.86	0.77
Portfolio turnover rate	%	26	27		27		30	32

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$38.47		36.09		33.47		30.35	23.94
Income from investment operations:
Net investment income		$0.95	*	0.92	*	0.73	*	0.14	0.14
Net realized and unrealized gain on investments		$0.41		3.48		1.95		3.15	6.40
Total from investment operations		$1.36		4.40		2.68		3.29	6.54
Less distributions:
Net investment income		$0.97		0.73		0.03		0.17	0.13
Net realized gains on investments		$1.10		1.29		0.03		—	—
Total distributions		$2.07		2.02		0.06		0.17	0.13
Net asset value, end of year		$37.76		38.47		36.09		33.47	30.35
Total Return(1)%		3.56		12.67		8.02		10.86	27.37
Ratios and Supplemental Data:
Net assets, end of year (000's)		$811,810		925,305		847,997		551,489	2,883
Ratios to average net assets:
Expenses	%	0.57		0.57		0.57		0.74	1.10
Net investment income	%	2.42		2.49		2.10		1.88	0.72
Portfolio turnover rate	%	89		57		125		797	17
	Class S
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$38.24		35.93		33.37		30.27	23.88
Income from investment operations:
Net investment income		$0.83	*	0.82	*	0.63	*	0.17	0.12
Net realized and unrealized gain on investments		$0.42		3.47		1.96		3.03	6.33
Total from investment operations		$1.25		4.29		2.59		3.20	6.45
Less distributions:
Net investment income		$0.89		0.69		—		0.10	0.06
Net realized gains on investments		$1.10		1.29		0.03		—	—
Total distributions		$1.99		1.98		0.03		0.10	0.06
Net asset value, end of year		$37.50		38.24		35.93		33.37	30.27
Total Return(1)%		3.29		12.40		7.77		10.62	27.04
Ratios and Supplemental Data:
Net assets, end of year (000's)		$133,013		88,409		59,793		34,477	17,744
Ratios to average net assets:
Expenses	%	0.82		0.82		0.82		0.99	1.35
Net investment income	%	2.16		2.25		1.84		0.99	0.46
Portfolio turnover rate	%	89		57		125		797	17

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class ADV
	Year Ended December 31,
	2007			2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$37.82		35.55		33.11		30.07	23.81
Income from investment operations:
Net investment income		$0.74	*	0.72	*	0.53	*	0.15	0.06
Net realized and unrealized gain on investments		$0.41		3.43		1.95		2.96	6.30
Total from investment operations		$1.15		4.15		2.48		3.11	6.36
Less distributions:
Net investment income		$0.78		0.59		0.01		0.07	0.10
Net realized gains on investments		$1.10		1.29		0.03		—	—
Total distributions		$1.88		1.88		0.04		0.07	0.10
Net asset value, end of year		$37.09		37.82		35.55		33.11	30.07
Total Return(1)%		3.06		12.12		7.49		10.32	26.76
Ratios and Supplemental Data:
Net assets, end of year (000's)		$14,242		18,385		14,307		8,611	123
Ratios to average net assets:
Expenses	%	1.07		1.07		1.07		1.24	1.60
Net investment income	%	1.92		1.98		1.56		1.29	0.22
Portfolio turnover rate	%	89		57		125		797	17

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (each a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Fund serves as an investment option in underlying variable insurance products offered by Directed Services, LLC(1) ("DSL" or the "Investment Adviser").

The Fund currently consists of thirty-seven Portfolios of which twenty-four diversified Portfolios and two non-diversified Portfolios are included in this report. The Portfolios are: ING American Century Large Company Value Portfolio ("American Century Large Company Value"); ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap"); ING Baron Asset Portfolio ("Baron Asset"); ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"); ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"); ING Davis New York Venture Portfolio ("Davis New York Venture") formerly, ING Davis Venture Value Portfolio; ING JPMorgan International Portfolio ("JPMorgan International"); ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"); ING Legg Mason Partners Aggressive Growth Portfolio ("Legg Mason Partners Aggressive Growth"); ING Legg Mason Partners Large Cap Growth Portfolio ("Legg Mason Partners Large Cap Growth"); ING Lord Abbett U.S. Government Securities Portfolio ("Lord Abbett U.S. Government Securities"); ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners"); ING Neuberger Berman Regency Portfolio ("Neuberger Berman Regency"); ING OpCap Balanced Value Portfolio ("OpCap Balanced Value"); ING Oppenheimer Global Portfolio ("Oppenheimer Global"); ING Oppenheimer Strategic Income Portfolio ("Oppenheimer Strategic Income"); ING PIMCO Total Return Portfolio ("PIMCO Total Return"); ING Pioneer High Yield Portfolio ("Pioneer High Yield"); ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"); ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"); ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"); ING Thornburg Value Portfolio ("Thornburg Value"); ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"); ING UBS U.S. Small Cap Growth Portfolio ("UBS U.S. Small Cap Growth"); ING Van Kampen Comstock Portfolio ("Van Kampen Comstock"); and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

Davis New York Venture is classified as a "non-diversified" portfolio under the 1940 Act.

The following is a brief description of each Portfolio's investment objective:

• American Century Large Company Value seeks long-term capital growth, income is a second objective;

• American Century Small-Mid Cap Value seeks long-term capital growth, income is a secondary objective;

• Baron Asset seeks capital appreciation;

• Baron Small Cap Growth seeks capital appreciation;

• Columbia Small Cap Value II seeks long-term growth of capital;

• Davis New York Venture seeks long-term growth of capital;

• JPMorgan International seeks long-term growth of capital;

• JPMorgan Mid Cap Value seeks growth from capital appreciation;

• Legg Mason Partners Aggressive Growth seeks long-term growth of capital;

• Legg Mason Partners Large Cap Growth seeks long-term capital appreciation;

• Lord Abbett U.S. Government Securities seeks high current income consistent with reasonable risk;

• Neuberger Berman Partners seeks capital growth;

• Neuberger Berman Regency seeks capital growth;

• OpCap Balanced Value seeks capital growth, and secondarily, investment income;

• Oppenheimer Global seeks capital appreciation;

• Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

• PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

• Pioneer High Yield seeks to maximize total return through income and capital appreciation;

• T. Rowe Price Diversified Mid Cap Growth seeks long-term capital appreciation;

• T. Rowe Price Growth Equity seeks long-term capital growth, and secondarily, increasing dividend income;

• Templeton Foreign Equity seeks long-term capital growth;

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

• Thornburg Value seeks capital appreciation;

• UBS U.S. Large Cap Equity seeks long-term growth of capital and future income;

• UBS U.S. Small Cap Growth seeks long-term capital appreciation;

• Van Kampen Comstock seeks capital growth and income; and

• Van Kampen Equity and Income seeks total return, consisting of long-term capital appreciation and current income.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV"). The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Class S and Class ADV shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value ("NAV") for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at NAV for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

Directed Services, LLC ("DSL" or "Investment Adviser"), a Delaware limited liability company, serves as the investment adviser to the Portfolios. ING Funds Distributor, LLC ("IFD" or the "Distributor") serves as the principal underwriter to the Portfolios. DSL, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

M.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument.

O.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

P.  Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Total Return invested in "inverse floaters" which are fixed income instruments with interest rates that vary with short term interest rate indices in such a way that the yield is inversely related to the market rate of interest. Statement of Financial Accounting Standards No. 140 ("FAS 140"), with respect to certain types of inverse floaters which entail a transaction in which the Portfolio sells a municipal bond to a trust to create the inverse floater, requires that the transaction be characterized as financing instead of a sale for financial statement presentations purposes. At December 31, 2007, PIMCO Total Return investments of these types of inverse floaters were as follows:

Trust	Value of Underlying Municipal Bond	Floating Rate Notes Outstanding	Current Rate
Orange County Sanitation District, 6.510%, due 02/01/33	$924,678	$461,592	3.67%

Q.  Sale Commitments: Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

R.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Large Company Value	$64,853,365	$50,092,714
American Century Small-Mid Cap Value	152,383,641	156,872,594
Baron Asset	25,180,777	4,142,445
Baron Small Cap Growth	240,885,957	121,995,837
Columbia Small Cap Value II	181,173,949	69,218,786
Davis New York Venture	146,581,613	27,435,969
JPMorgan International	121,574,427	628,832,485
JPMorgan Mid Cap Value	157,087,927	133,015,486
Legg Mason Partners Aggressive Growth	80,697,330	60,813,115
Legg Mason Partners Large Cap Growth	6,269,911	15,721,599
Lord Abbett U.S. Government Securities	2,447,013	1,883,875
Neuberger Berman Partners	197,329,354	206,700,600
Neuberger Berman Regency	22,230,822	13,768,982
OpCap Balanced Value	70,287,179	99,383,310

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales
Oppenheimer Global	$373,805,854	$648,136,921
Oppenheimer Strategic Income	224,820,117	213,487,757
PIMCO Total Return	246,776,638	112,366,160
Pioneer High Yield	81,439,344	100,368,438
T. Rowe Price Diversified Mid Cap	345,247,103	557,012,967
T. Rowe Price Growth Equity	944,869,853	850,452,362
Templeton Foreign Equity	92,408,177	16,280,264
Thornburg Value	210,042,781	179,649,877
UBS U.S. Large Cap Equity	207,400,120	206,924,479
UBS U.S. Small Cap Growth	45,143,671	38,987,158
Van Kampen Comstock	290,440,987	259,810,927
Van Kampen Equity And Income	250,319,792	340,829,737

U.S. Government Securities not included above were as follows:

	Purchases	Sales
Lord Abbett U.S. Government Securities	$107,990,006	$114,739,159
OpCap Balanced Value	9,675,095	2,123,776
Oppenheimer Strategic Income	239,559,265	222,664,223
PIMCO Total Return	3,877,781,500	3,798,658,213
Van Kampen Equity And Income	631,735,502	604,952,033

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Large Company Value	0.80%
American Century Small-Mid Cap Value	1.00%
Baron Asset(1)	0.95% on the first $2 billion
0.90% on the next $1 billion
0.85% on the next $1 billion
0.80% on assets over $4 billion
Baron Small Cap Growth(2)	0.85% on the first $4 billion
0.80% on assets over $4 billion
Columbia Small Cap Value II	0.75%
Davis New York Venture	0.80%
JPMorgan International	0.80%
JPMorgan Mid Cap Value	0.75%
Legg Mason Partners Aggressive Growth	0.70% on the first $500 million
0.65% on assets over $500 million
Legg Mason Partners Large Cap Growth	0.64%
Lord Abbett U.S. Government Securities	0.47% on the first $250 million
0.45% on assets over $250 million
Neuberger Berman Partners	0.60%
Neuberger Berman Regency	0.75%
OpCap Balanced Value	0.80%
Oppenheimer Global(3)	0.60% on the first $11 billion
0.58% on the next $4 billion
0.56% on assets over $16 billion

Portfolio	Fee
Oppenheimer Strategic Income	0.50% on the first $6.5 billion
0.475% on the next $5 billion
0.45% on the next $5 billion
0.43% on assets over $16.5 billion
PIMCO Total Return	0.50%
Pioneer High Yield	0.60% on the first $5 billion
0.50% on the next $2 billion
0.40% on the next $2 billion
0.30% on assets over $9 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million
UBS U.S. Small Cap Growth(4)	0.85% on the first billion
0.82% on assets over $1 billion
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

(1) Prior to July 27, 2007, the fee was 0.95%

(2) Prior to July 27, 2007, the fee was 0.85%

(3) Prior to July 27, 2007, the fee was 0.60%

(4) Prior to July 27, 2007, the fee was 0.90%

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, JPMorgan International, T. Rowe Price Growth Equity and Van Kampen Comstock.

For the year ended December 31, 2007, DSL waived $79,273 $97,650, $54,966 and $99,181 for American Century Small-Mid Cap Value, JPMorgan International, T. Rowe Price Growth Equity and Van Kampen Comstock, respectively.

The waiver represents 50% of negotiated fee reductions in sub-advisory fees being charged to the investment adviser. These waivers will continue through at least May 1, 2008 and there is no guarantee that the waivers will continue after said date. The waiver only renews at the election of DSL.

American Century Investment Management, Inc. serves as sub-adviser to American Century Large Company Value and American Century Small-Mid Cap Value. BAMCO, Inc. serves as sub-adviser to Baron Asset and Baron Small Cap Growth. Columbia Management Advisors, LLC serves as sub-adviser to Columbia Small Cap Value II. Davis Selected Advisers, L.P. serves as sub-adviser to Davis New York Venture. JPMorgan Asset Management (U.K.) Limited serves as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

sub-adviser to JPMorgan International. J.P. Morgan Investment Management Inc. serves as sub-adviser to JPMorgan Mid Cap Value. ClearBridge Advisors, LLC serves as sub-adviser to Legg Mason Partners Aggressive Growth and Legg Mason Partners Large Cap Growth. Lord, Abbett & Co., LLC serves as sub-adviser to Lord Abbett U.S. Government Securities. Neuberger Berman Management Inc. serves as sub-adviser to Neuberger Berman Partners and Neuberger Berman Regency. Oppenheimer Capital LLC serves as sub-adviser to OpCap Balanced Value. OppenheimerFunds, Inc. serves as sub-adviser to Oppenheimer Global and Oppenheimer Strategic Income. Pacific Investment Management Company LLC serves as sub-adviser to PIMCO Total Return. Pioneer Investment Management, Inc. serves as sub-adviser to Pioneer High Yield. T. Rowe Price Associates, Inc. serves as sub-adviser to T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. Templeton Investment Counsel, LLC serves as sub-adviser to Templeton Foreign Equity. Thornburg Investment Management, Inc. serves as sub-adviser to Thornburg Value. UBS Global Asset Management (Americas) Inc. serves as sub-adviser to UBS U.S. Large Cap Equity and UBS U.S. Small Cap Growth. Morgan Stanley Investment Management Inc., d/b/a Van Kampen, serves as sub-adviser to Van Kampen Comstock and Van Kampen Equity and Income.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate of 0.10% of the Portfolios' average daily net assets:

Portfolio	Fee
Baron Asset	0.10%
Columbia Small Cap Value II	0.10%
Lord Abbett U.S. Government Securities	0.10%
Neuberger Berman Partners	0.10%
Neuberger Berman Regency	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%
UBS U.S. Small Cap Growth	0.10%

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Large Company Value	0.20%
American Century Small-Mid Cap Value	0.25%
Baron Small Cap Growth	0.23%
Davis New York Venture	0.10%
JPMorgan International	0.20%
JPMorgan Mid Cap Value	0.25%
Legg Mason Partners Aggressive Growth	0.13%
Legg Mason Partners Large Cap Growth	0.20%
OpCap Balanced Value	0.20%
Oppenheimer Global	0.06%
Oppenheimer Strategic Income	0.04%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%
Van Kampen Comstock(1)	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Van Kampen Equity and Income	0.02%

(1) Prior to April 30, 2007, the rate was 0.25%

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the ADV Class shares of each Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Effective April 28, 2006, the Distributor has contractually agreed to waive all or a portion of the distribution fees for Oppenheimer Global and T. Rowe Price Diversified Mid Cap Growth so that total net operating expenses do not exceed 1.15% for each Portfolio's respective ADV Class shares through May 1, 2007.

S Class and ADV Class of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for S Class and ADV Class which shall not exceed an annual rate of 0.25% of the average daily net assets of each of the S Class and ADV Class. Effective May 1, 2006, the Distributor has voluntarily agreed to waive all or a portion of the services fees for Oppenheimer Strategic Income, so that total net operating expenses for ADV Class shares do not exceed 1.00% and for S Class shares do not exceed 0.75%, through May 1, 2008. Effective December 16, 2006, the Distributor has contractually agreed to waive all or a portion of service fee for the Neuberger Berman Partners so that total net operation expenses do not

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

exceed 0.89% for the Portfolio's respective S Class shares through April 30, 2009. Effective July 27, 2007, the Distributor has contractually agreed to waive all or a portion of the service fee for Baron Small Cap Growth so that net total expenses do not exceed 1.31% for S Class through July 27, 2009.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2007 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Sharholder Service and Distribution Fees	Accrued Recoupment	Total
American Century Large Company Value	$85,878	$21,470	$7,943	$—	$115,291
American Century Small-Mid Cap Value	85,166	21,291	13,809	—	120,266
Baron Asset	27,314	2,871	2,461	—	32,646
Baron Small Cap Growth	464,871	125,789	101,396	—	692,056
Columbia Small Cap Value II	116,190	15,492	33,529	—	165,211
Davis New York Venture	228,680	28,585	52,396	—	309,661
JPMorgan International	454,561	113,641	45,562	—	613,764
JPMorgan Mid Cap Value	168,791	56,264	30,665	—	255,720
Legg Mason Partners Aggressive Growth	750,806	145,913	40,000	—	936,719
Legg Mason Partners Large Cap Growth	20,806	6,502	8,596	—	35,904
Lord Abbett U.S. Government Securities	18,074	3,845	2,375	—	24,294
Neuberger Berman Partners	220,969	36,828	29,524	—	287,321
Neuberger Berman Regency	12,876	1,717	2,966	5,589	23,148
OpCap Balanced Value	44,098	11,025	13,099	—	68,222
Oppenheimer Global	1,353,580	135,355	90,067	—	1,579,002
Oppenheimer Strategic Income	212,225	16,978	24,007	—	253,210

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Sharholder Service and Distribution Fees	Accrued Recoupment	Total
PIMCO Total Return	$196,474	$66,145	$38,922	$—	$301,541
Pioneer High Yield	56,508	9,418	1,752	—	67,678
T. Rowe Price Diversified Mid Cap Growth	578,679	18,082	20,247	—	617,008
T. Rowe Price Growth Equity	842,983	210,743	67,080	—	1,120,806
Templeton Foreign Equity	96,988	12,123	27,645	7,615	144,371
Thornburg Value	114,973	44,222	4,611	—	163,806
UBS U.S. Large Cap Equity	264,806	56,744	14,526	—	336,076
UBS U.S. Small Cap Growth	25,654	3,018	768	—	29,440
Van Kampen Comstock	512,683	213,617	91,454	—	817,754
Van Kampen Equity and Income	452,837	16,465	33,596	—	502,898

At December 31, 2007, all shares of the Portfolios were owned by 1) separate accounts of DSL and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) DSL in connection with seed capital contributions made to the Portfolios.

The following Portfolio placed a portion of its portfolio transactions with brokerage firms that are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Paid
JPMorgan International	ING Baring LLC	$6,672

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2007, Baron Asset had the following expense included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceded 5% of total liabilities.

Portfolio	Expense	Amount
Baron Asset	Audit	$10,553

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

expenses to the following annual expenses to average daily net assets:

	Class ADV	Class I	Class S
American Century Small-Mid Cap Value(1)	1.52%	1.02%	1.27%
Baron Asset	1.55%	1.05%	1.30%
Columbia Small Cap Value II	1.65%	1.15%	1.40%
Lord Abbett U.S. Government Securities	N/A	0.72%	0.97%
Neuberger Berman Partners	1.17%	0.67%	0.92%
Neuberger Berman Regency	N/A	0.88%	1.13%
Pioneer High Yield	1.25%	0.75%	1.00%
Templeton Foreign Equity	1.48%	0.98%	1.23%
UBS U.S. Small Cap Growth	1.50%	1.00%	1.25%

(1) Effective January 1, 2007, American Century Small-Mid Cap Value implemented an expense limitation.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total
American Century Small-Mid Cap Value	$—	$—	$168,652	$168,652
Baron Asset	—	42,786	23,737	66,523
Lord Abbett U.S. Government Securities	—	1,228	5,257	6,485
Neuberger Berman Partners	—	144,882	272,418	417,300
Neuberger Berman Regency	—	44,767	17,526	62,293
Pioneer High Yield	—	55,492	2,872	58,364
Templeton Foreign Equity	—	64,212	7,441	71,653
UBS U.S. Small Cap Growth	—	26,700	29,455	56,155

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — OPTIONS WRITTEN

Transactions in options written for Oppenheimer Strategic Income for the year ended December 31, 2007 were as follows:

	EUR Notional	GBP Notional	JPY Notional	TRY Notional	Premium
Balance at 12/31/06	4,180,000	—	—	1,780,000	$61,150
Options Written	51,700,000	9,970,000	6,906,000,000	—	909,299
Options Terminated in Closing Purchase Transactions	—	—	(478,000,000)	—	(48,441)
Options Expired	(29,380,000)	(4,675,000)	(3,030,000,000)	(1,780,000)	(461,595)
Options Exercised	(25,200,000)	(4,675,000)	(2,993,000,000)	—	(399,059)
Balance at 12/31/07	1,300,000	620,000	405,000,000	—	$61,354

Transactions in options written for PIMCO Total Return for the year ended December 31, 2007 were as follows:

	USD Notional	EUR Notional	GBP Notional	Premium
Balance at 12/31/06	133,300,000	15,500,000	9,700,000	$1,557,928
Options Written	190,100,000			2,014,228
Options Terminated in Closing Purchase Transactions	(141,600,000)			(1,320,815)
Options Expired	(46,800,000)	(15,500,000)	(9,700,000)	(660,995)
Options Exercised	(7,100,000)			(54,726)
Balance at 12/31/07	127,900,000	—	—	$1,535,620

	Number of Contracts	Premium
Balance at 12/31/06	406	$149,395
Options Written	1,376	506,133
Options Terminated in Closing Purchase Transactions	(217)	(80,109)
Options Expired	(896)	(293,987)
Options Exercised	(541)	(194,807)
Balance at 12/31/07	128	$86,625
12/31/07 Balance of Premiums Received for Options Written:		$1,622,245

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
American Century Large Company Value (Number of Shares)
Shares sold	4,303,882	6,955,603	316,328	411,958	101,881	303,456
Dividends reinvested	473,964	321,371	111,515	74,668	53,635	56,349
Shares redeemed	(2,704,777)	(4,925,884)	(678,972)	(2,088,243)	(154,324)	(532,587)
Net increase (decrease) in shares outstanding	2,073,069	2,351,090	(251,129)	(1,601,617)	1,192	(172,782)
American Century Large Company Value ($)
Shares sold	$67,969,486	$103,021,839	$5,162,715	$6,122,417	$1,594,897	$4,436,231
Dividends reinvested	7,081,018	4,582,754	1,672,720	1,067,012	792,188	793,962
Shares redeemed	(43,828,890)	(71,687,988)	(10,736,208)	(30,870,813)	(2,421,442)	(7,666,397)
Net increase (decrease)	$31,221,614	$35,916,605	$(3,900,773)	$(23,681,384)	$(34,357)	$(2,436,204)
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
American Century Small-Mid Cap Value (Number of Shares)
Shares sold	982,507	2,277,704	440,146	619,621	346,990	388,600
Dividends reinvested	516,649	16,708	496,309	11,082	146,289	3,334
Shares redeemed	(932,848)	(2,681,397)	(940,661)	(758,282)	(342,064)	(396,055)
Net increase (decrease) in shares outstanding	566,308	(386,985)	(4,206)	(127,579)	151,215	(4,121)
American Century Small-Mid Cap Value ($)
Shares sold	$12,652,037	$28,364,750	$5,871,061	$7,844,421	$4,528,867	$4,792,499
Dividends reinvested	6,168,790	199,327	5,901,111	131,656	1,717,436	39,179
Shares redeemed	(12,246,025)	(33,077,908)	(12,487,848)	(9,535,053)	(4,422,963)	(4,862,523)
Net increase (decrease)	$6,574,802	$(4,513,831)	$(715,676)	$(1,558,976)	$1,823,340	$(30,845)
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	May 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 18, 2006(1) to December 31, 2006
Baron Asset (Number of Shares)
Shares sold	1,781,105	509,448	465,622	28,654	15,944	320,896
Shares redeemed	(163,523)	(8,403)	(102,632)	(483)	(15,089)	(31,316)
Net increase in shares outstanding	1,617,582	501,045	362,990	28,171	855	289,580
Baron Asset ($)
Shares sold	$20,939,377	$5,094,491	$5,472,816	$303,753	$189,749	$3,230,071
Shares redeemed	(1,962,537)	(87,166)	(1,227,829)	(5,436)	(177,363)	(320,482)
Net increase	$18,976,840	$5,007,325	$4,244,987	$298,317	$12,386	$2,909,589

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Baron Small Cap Growth (Number of Shares)
Shares sold	3,368,711	5,011,290	8,289,274	7,459,932	711,825	988,254
Dividends reinvested	—	71,771	—	150,917	—	23,539
Shares redeemed	(1,231,779)	(3,071,531)	(3,250,673)	(4,208,141)	(701,331)	(478,967)
Net increase in shares outstanding	2,136,932	2,011,530	5,038,601	3,402,708	10,494	532,826
Baron Small Cap Growth ($)
Shares sold	$66,286,573	$86,211,661	$161,237,158	$128,766,418	$13,622,077	$16,977,989
Dividends reinvested	—	1,149,060	—	2,389,008	—	368,625
Shares redeemed	(24,071,737)	(52,227,320)	(63,025,191)	(72,246,291)	(13,679,041)	(7,993,863)
Net increase (decrease)	$42,214,836	$35,133,401	$98,211,967	$58,909,135	$(56,964)	$9,352,751
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	May 1, 2006(1) to December 31, 2006	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006
Columbia Small Cap Value II (Number of Shares)
Shares sold	4,014,136	1,366,939	10,171,761	8,022,908	39,601	99
Dividends reinvested	1,998	—	14,318	—	21	—
Shares redeemed	(690,399)	(217,067)	(2,227,183)	(536,249)	(8,057)	—
Net increase in shares outstanding	3,325,735	1,149,872	7,958,896	7,486,659	31,565	99
Columbia Small Cap Value II ($)
Shares sold	$43,132,497	$13,596,217	$109,142,124	$76,892,835	$428,184	$1,000
Dividends reinvested	20,983	—	149,906	—	225	—
Shares redeemed	(7,333,930)	(2,084,285)	(23,593,613)	(5,219,377)	(89,746)	—
Net increase	$35,819,550	$11,511,932	$85,698,417	$71,673,458	$338,663	$1,000
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Davis New York Venture (Number of Shares)
Shares sold	2,886,372	2,891,880	5,928,191	4,999,094	211,403	116,404
Dividends reinvested	28,904	61,204	60,068	348,181	1,730	47,958
Shares redeemed	(982,438)	(112,032)	(1,478,561)	(743,043)	(385,091)	(96,026)
Net increase (decrease) in shares outstanding	1,932,838	2,841,052	4,509,698	4,604,232	(171,958)	68,336
Davis New York Venture ($)
Shares sold	$59,326,898	$54,082,000	$121,720,731	$94,372,300	$4,263,560	$2,163,980
Dividends reinvested	587,619	1,099,844	1,210,365	6,211,554	34,332	842,625
Shares redeemed	(20,596,940)	(2,104,773)	(30,145,810)	(14,069,002)	(7,968,705)	(1,798,414)
Net increase (decrease)	$39,317,577	$53,077,071	$92,785,286	$86,514,852	$(3,670,813)	$1,208,191

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
JPMorgan International (Number of Shares)
Shares sold	5,751,139	45,558,811	3,788,007	9,306,142	444,379	417,670
Dividends reinvested	629,511	549,926	183,458	12,367	16,052	2,525
Shares redeemed	(38,643,926)	(14,457,382)	(2,926,294)	(42,019,041)	(181,393)	(46,939)
Net increase (decrease) in shares outstanding	(32,263,276)	31,651,355	1,045,171	(32,700,532)	279,038	373,256
JPMorgan International ($)
Shares sold	$97,627,235	$693,275,127	$65,457,622	$135,310,861	$7,530,033	$6,240,136
Dividends reinvested	10,733,166	8,050,923	3,129,801	180,927	269,186	36,480
Shares redeemed	(661,783,179)	(217,426,374)	(50,420,712)	(629,724,417)	(3,099,410)	(682,076)
Net increase (decrease)	$(553,422,778)	$483,899,676	$18,166,711	$(494,232,629)	$4,699,809	$5,594,540
	Class I		Class S		Class ADVDV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
JPMorgan Mid Cap Value (Number of Shares)
Shares sold	3,088,269	2,819,227	1,016,458	1,058,452	497,189	626,803
Dividends reinvested	500,338	50,978	330,524	40,231	90,575	8,285
Shares redeemed	(2,074,434)	(882,739)	(1,259,703)	(1,063,949)	(366,173)	(148,523)
Net increase in shares outstanding	1,514,173	1,987,466	87,279	34,734	221,591	486,565
JPMorgan Mid Cap Value ($)
Shares sold	$51,757,122	$42,547,053	$16,968,561	$16,122,783	$8,263,787	$9,333,354
Dividends reinvested	7,990,400	746,324	5,252,024	586,161	1,425,650	119,806
Shares redeemed	(34,003,961)	(13,435,093)	(20,654,782)	(16,014,541)	(5,893,439)	(2,199,483)
Net increase	$25,743,561	$29,858,284	$1,565,803	$694,403	$3,795,998	$7,253,677
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Legg Mason Partners Aggressive Growth (Number of Shares)
Shares sold	6,005,976	14,639,264	505,175	3,132,784	63,611	175,580
Shares redeemed	(6,698,908)	(3,047,781)	(786,710)	(9,213,654)	(62,671)	(178,669)
Net increase (decrease) in shares outstanding	(692,932)	11,591,483	(281,535)	(6,080,870)	940	(3,089)
Legg Mason Partners Aggressive Growth ($)
Shares sold	$297,998,788	$687,226,545	$24,932,471	$144,043,823	$3,084,206	$7,901,186
Shares redeemed	(336,570,469)	(142,216,819)	(38,708,227)	(429,980,390)	(3,062,798)	(8,161,851)
Net increase (decrease)	$(38,571,681)	$545,009,726	$(13,775,756)	$(285,936,567)	$21,408	$(260,665)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Legg Mason Partners Large Cap Growth (Number of Shares)
Shares sold	231,436	272,902	121,171	101,246	219,040	270,377
Dividends reinvested	14,147	27,949	11,647	19,117	18,149	30,526
Shares redeemed	(417,611)	(705,884)	(325,980)	(390,256)	(567,756)	(922,106)
Net decrease in shares outstanding	(172,028)	(405,033)	(193,162)	(269,893)	(330,567)	(621,203)
Legg Mason Partners Large Cap Growth ($)
Shares sold	$2,885,794	$3,110,302	$1,472,773	$1,129,218	$2,660,611	$3,019,643
Dividends reinvested	169,765	290,112	138,021	196,333	212,710	311,057
Shares redeemed	(5,106,319)	(8,171,323)	(3,975,369)	(4,462,310)	(6,908,639)	(10,276,922)
Net decrease	$(2,050,760)	$(4,770,909)	$(2,364,575)	$(3,136,759)	$(4,035,318)	$(6,946,222)
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 18, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Lord Abbett U.S. Government Securities (Number of Shares)
Shares sold	667,985	5,117,101	186,524	2,458,020	1	97
Dividends reinvested	167,909	143,705	51,977	57,827	—	—
Shares redeemed	(1,012,549)	(1,709,930)	(545,079)	(1,100,405)	(98)	—
Net increase (decrease) in shares outstanding	(176,655)	3,550,876	(306,578)	1,415,442	(97)	97
Lord Abbett U.S. Government Securities ($)
Shares sold	$6,802,595	$50,827,619	$1,887,900	$24,705,248	$10	$1,010
Dividends reinvested	1,694,200	1,428,428	524,972	574,796	—	—
Shares redeemed	(10,266,830)	(17,296,230)	(5,504,119)	(11,000,899)	(1,027)	—
Net increase (decrease)	$(1,770,035)	$34,959,817	$(3,091,247)	$14,279,145	$(1,017)	$1,010
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 19, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006
Neuberger Berman Partners (Number of Shares)
Shares sold	6,939,602	25,101,066	721,744	9,880,195	1,477	92
Shares issued in merger	—	1	—	16,275,105	—	—
Dividends reinvested	1,180,757	—	782,530	—	27	—
Shares redeemed	(5,336,876)	(3,863,723)	(4,190,016)	(9,496,861)	(555)	—
Net increase (decrease) in shares outstanding	2,783,483	21,237,344	(2,685,742)	16,658,439	949	92
Neuberger Berman Partners ($)
Shares sold	$77,846,499	$258,138,091	$8,223,802	$99,240,980	$16,502	$1,000
Proceeds from shares issued in merger	—	18	—	178,456,935	—	—
Dividends reinvested	12,693,141	—	8,388,718	—	287	—
Shares redeemed	(60,909,432)	(39,243,444)	(47,082,717)	(98,649,240)	(6,050)	—
Net increase (decrease)	$29,630,208	$218,894,665	$(30,470,197)	$179,048,675	$10,739	$1,000

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 12, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Neuberger Berman Regency (Number of Shares)
Shares sold	221,805	573,279	1,713,579	771,224	1	94
Dividends reinvested	1,574	495	11,575	3,356	—	—
Shares redeemed	(218,895)	(2,912)	(907,010)	(169,566)	(95)	—
Net increase in shares outstanding	4,484	570,862	818,144	605,014	(94)	94
Neuberger Berman Regency ($)
Shares sold	$2,503,111	$5,718,914	$19,292,121	$7,753,095	$10	$1,010
Dividends reinvested	17,092	5,314	125,477	36,009	—	—
Shares redeemed	(2,479,927)	(28,762)	(10,235,214)	(1,721,062)	(1,026)	—
Net increase (decrease)	$40,276	$5,695,466	$9,182,384	$6,068,042	$(1,016)	$1,010
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
OpCap Balanced Value (Number of Shares)
Shares sold	74,548	80,660	347,408	396,940	21,403	58,246
Dividends reinvested	39,526	4,696	631,730	56,152	12,803	2,131
Shares redeemed	(107,998)	(94,031)	(1,662,471)	(3,923,866)	(227,865)	(60,924)
Net increase (decrease) in shares outstanding	6,076	(8,675)	(683,333)	(3,470,774)	(193,659)	(547)
OpCap Balanced Value ($)
Shares sold	$1,073,418	$1,134,525	$5,149,766	$5,587,245	$316,252	$816,845
Dividends reinvested	542,689	63,166	8,679,977	755,243	175,140	28,385
Shares redeemed	(1,533,024)	(1,332,794)	(24,266,943)	(54,913,812)	(3,296,817)	(851,293)
Net increase (decrease)	$83,083	$(135,103)	$(10,437,200)	$(48,571,324)	$(2,805,425)	$(6,063)
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Oppenheimer Global (Number of Shares)
Shares sold	1,530,215	6,424,797	6,197,564	6,382,382	1,854,454	1,696,793
Dividends reinvested	7,421,542	347,770	627,341	14,921	326,733	17,165
Shares redeemed	(24,241,211)	(15,372,206)	(1,581,234)	(443,727)	(1,971,448)	(3,529,353)
Net increase (decrease) in shares outstanding	(15,289,454)	(8,599,639)	5,243,671	5,953,576	209,739	(1,815,395)
Oppenheimer Global ($)
Shares sold	$26,007,458	$99,387,512	$104,709,292	$94,829,014	$31,658,965	$24,845,252
Dividends reinvested	124,830,332	5,077,453	10,307,206	214,388	5,348,617	243,735
Shares redeemed	(418,073,150)	(237,338,053)	(26,570,489)	(6,691,967)	(32,972,048)	(52,362,841)
Net increase (decrease)	$(267,235,360)	$(132,873,088)	$88,446,009	$88,351,435	$4,035,534	$(27,273,854)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Oppenheimer Strategic Income (Number of Shares)
Shares sold	9,622,685	7,029,713	3,359,481	1,212,240	2,141,421	526,361
Dividends reinvested	1,551,993	130,181	259,773	5,803	108,257	1,365
Shares redeemed	(7,443,050)	(4,141,588)	(1,313,484)	(2,082,268)	(1,270,661)	(175,540)
Net increase (decrease) in shares outstanding	3,731,628	3,018,306	2,305,770	(864,225)	979,017	352,186
Oppenheimer Strategic Income ($)
Shares sold	$106,503,556	$72,764,925	$37,262,805	$12,449,477	$23,394,127	$5,388,475
Dividends reinvested	16,544,242	1,398,755	2,774,380	62,039	1,147,519	14,604
Shares redeemed	(82,768,717)	(42,555,223)	(14,501,828)	(21,328,206)	(14,018,615)	(1,805,281)
Net increase (decrease)	$40,279,081	$31,608,457	$25,535,357	$(8,816,690)	$10,523,031	$3,597,798
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
PIMCO Total Return (Number of Shares)
Shares sold	10,130,841	9,297,232	2,761,334	1,694,599	1,565,518	1,090,059
Dividends reinvested	874,500	413,354	320,343	139,350	87,360	40,189
Shares redeemed	(3,012,294)	(6,727,849)	(1,096,037)	(1,122,866)	(1,107,027)	(937,716)
Net increase in shares outstanding	7,993,047	2,982,737	1,985,640	711,083	545,851	192,532
PIMCO Total Return ($)
Shares sold	$114,568,437	$101,621,577	$31,324,525	$18,505,896	$17,518,400	$11,796,422
Dividends reinvested	9,593,260	4,464,221	3,498,142	1,499,405	947,855	429,622
Shares redeemed	(34,005,280)	(73,757,665)	(12,333,433)	(12,285,990)	(12,352,811)	(10,155,390)
Net increase	$90,156,417	$32,328,133	$22,489,234	$7,719,311	$6,113,444	$2,070,654
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 20, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 20, 2006(1) to December 31, 2006
Pioneer High Yield (Number of Shares)
Shares sold	4,373,553	12,879,573	139,291	1,074,712	106,724	804,412
Dividends reinvested	615,591	412,987	42,674	48,798	4,762	17,775
Shares redeemed	(6,478,867)	(1,552,313)	(416,873)	(313,107)	(61,790)	(772,292)
Net increase (decrease) in shares outstanding	(1,489,723)	11,740,247	(234,908)	810,403	49,696	49,895
Pioneer High Yield ($)
Shares sold	$45,648,012	$128,967,126	$1,461,022	$10,739,273	$1,114,967	$8,039,832
Dividends reinvested	6,424,994	4,162,628	445,292	490,098	49,541	177,443
Shares redeemed	(68,037,070)	(15,539,024)	(4,370,009)	(3,134,130)	(642,402)	(7,647,456)
Net increase (decrease)	$(15,964,064)	$117,590,730	$(2,463,695)	$8,095,241	$522,106	$569,819

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
T. Rowe Price Diversified Mid Cap Growth (Number of Shares)
Shares sold	1,022,088	6,108,855	659,974	562,060	909,722	4,340,652
Dividends reinvested	10,024,090	2,901,386	133,510	65,615	441,110	151,184
Shares redeemed	(22,226,680)	(24,129,518)	(482,616)	(2,075,230)	(2,298,671)	(7,359,250)
Net increase (decrease) in shares outstanding	(11,180,502)	(15,119,277)	310,868	(1,447,555)	(947,839)	(2,867,414)
T. Rowe Price Diversified Mid Cap Growth ($)
Shares sold	$9,701,757	$55,394,856	$6,505,784	$4,998,673	$8,574,224	$37,662,475
Dividends reinvested	92,221,632	23,791,368	1,209,603	530,826	3,939,115	1,209,471
Shares redeemed	(215,580,871)	(214,858,831)	(4,459,886)	(17,594,314)	(21,756,841)	(64,759,712)
Net increase (decrease)	$(113,657,482)	$(135,672,607)	$3,255,501	$(12,064,815)	$(9,243,502)	$(25,887,766)
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
T. Rowe Price Growth Equity (Number of Shares)
Shares sold	4,286,947	7,098,028	1,516,329	825,959	436,142	552,839
Dividends reinvested	1,145,875	89,917	66,327	1,498	85,861	3,217
Shares redeemed	(3,548,185)	(2,834,054)	(562,225)	(3,321,964)	(630,547)	(416,092)
Net increase (decrease) in shares outstanding	1,884,637	4,353,891	1,020,431	(2,494,507)	(108,544)	139,964
T. Rowe Price Growth Equity ($)
Shares sold	$265,645,399	$389,488,623	$94,265,100	$44,679,348	$26,571,606	$29,702,727
Dividends reinvested	68,523,314	4,673,010	3,936,497	77,274	5,052,924	164,722
Shares redeemed	(218,818,550)	(154,954,764)	(34,757,350)	(181,745,667)	(38,729,774)	(22,216,100)
Net increase (decrease)	$115,350,163	$239,206,869	$63,444,247	$(136,989,045)	$(7,105,244)	$7,651,349
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2007	January 12, 2006(1) to December 31, 2006	Year Ended December 31, 2007	December 20, 2006(1) to December 31, 2006
Templeton Foreign Equity (Number of Shares)
Shares sold	2,842,901	1,000,001	9,869,197	3,418,607	1	86
Dividends reinvested	47,303	—	145,910	31,296	—	—
Shares redeemed	(378,132)	(86,372)	(3,353,116)	(435,506)	(3)	—
Net increase in shares outstanding	2,512,072	913,629	6,661,991	3,014,397	(2)	86
Templeton Foreign Equity ($)
Shares sold	$39,542,642	$10,000,010	$130,735,493	$36,701,224	$10	$1,010
Dividends reinvested	648,519	—	1,996,683	375,868	—	—
Shares redeemed	(4,802,215)	(900,000)	(44,087,563)	(4,676,209)	(42)	—
Net increase	$35,388,946	$9,100,010	$88,644,613	$32,400,883	$(32)	$1,010

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Thornburg Value (Number of Shares)
Shares sold	1,345,326	122,100	550,984	307,683	127,102	16,010
Dividends reinvested	24,972	32,202	2,271	27	287	16
Shares redeemed	(850,590)	(1,317,692)	(361,252)	(103,396)	(23,054)	(2,510)
Net increase (decrease) in shares outstanding	519,708	(1,163,390)	192,003	204,314	104,335	13,516
Thornburg Value ($)
Shares sold	$46,207,864	$3,560,314	$17,979,268	$9,260,104	$4,315,405	$477,546
Dividends reinvested	845,816	882,011	76,409	742	9,561	421
Shares redeemed	(28,670,588)	(37,725,387)	(12,362,045)	(3,138,049)	(774,103)	(69,036)
Net increase (decrease)	$18,383,092	$(33,283,062)	$5,693,632	$6,122,797	$3,550,863	$408,931
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
UBS U.S. Large Cap Equity (Number of Shares)
Shares sold	8,396,965	9,595,093	809,896	2,772,902	476,545	366,913
Shares issued in merger	77	—	3,166,308	—	294,433	—
Dividends reinvested	246,377	244,847	31,898	11,883	6,331	998
Shares redeemed	(7,873,477)	(5,332,212)	(2,384,412)	(1,134,560)	(156,393)	(26,504)
Net increase in shares outstanding	769,942	4,507,728	1,623,690	1,650,225	620,916	341,407
UBS U.S. Large Cap Equity ($)
Shares sold	$91,879,112	$93,073,309	$8,644,845	$26,738,676	$5,153,428	$3,597,967
Proceeds from shares issued in merger	820	—	33,300,483	—	3,082,920	—
Dividends reinvested	2,678,126	2,308,904	342,587	110,985	67,611	9,291
Shares redeemed	(85,893,516)	(51,922,487)	(25,772,531)	(11,044,116)	(1,679,350)	(249,855)
Net increase	$8,664,542	$43,459,726	$16,515,384	$15,805,545	$6,624,609	$3,357,403
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
UBS U.S. Small Cap Growth (Number of Shares)
Shares sold	1,793,225	2,686,575	846,690	952,635	1	101
Dividends reinvested	172,618	15,156	23,215	4,411	—	—
Shares redeemed	(899,226)	(394,710)	(1,026,023)	(434,767)	—	—
Net increase (decrease) in shares outstanding	1,066,617	2,307,021	(156,118)	522,279	1	101
UBS U.S. Small Cap Growth ($)
Shares sold	$18,451,939	$25,476,263	$8,653,226	$9,162,176	$10	$1,006
Dividends reinvested	1,679,025	148,676	225,904	43,180	—	—
Shares redeemed	(9,429,159)	(3,820,768)	(10,447,988)	(4,126,228)	—	—
Net increase (decrease)	$10,701,805	$21,804,171	$(1,568,858)	$5,079,128	$10	$1,006

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Van Kampen Comstock (Number of Shares)
Shares sold	19,609,336	40,993,359	3,020,733	7,978,292	888,697	1,124,623
Dividends reinvested	2,158,453	2,092,041	1,095,898	1,834,218	131,003	156,118
Shares redeemed	(20,695,922)	(6,592,555)	(3,668,044)	(27,051,120)	(610,607)	(546,815)
Net increase (decrease) in shares outstanding	1,071,867	36,492,845	448,587	(17,238,610)	409,093	733,926
Van Kampen Comstock ($)
Shares sold	$264,513,052	$520,979,421	$40,377,616	$99,575,160	$11,900,015	$13,971,062
Dividends reinvested	28,124,641	25,125,416	14,235,714	21,955,582	1,682,082	1,851,560
Shares redeemed	(277,927,077)	(82,439,322)	(48,796,628)	(344,077,235)	(7,995,106)	(6,729,082)
Net increase (decrease)	$14,710,616	$463,665,515	$5,816,702	$(222,546,493)	$5,586,991	$9,093,540
	Class I		Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Van Kampen Equity and Income (Number of Shares)
Shares sold	280,649	1,375,407	1,583,978	952,673	121,956	127,128
Dividends reinvested	1,214,960	1,330,944	135,760	127,984	21,389	24,246
Shares redeemed	(4,050,329)	(2,148,019)	(485,219)	(432,456)	(245,462)	(67,625)
Net increase (decrease) in shares outstanding	(2,554,720)	558,332	1,234,519	648,201	(102,117)	83,749
Van Kampen Equity and Income ($)
Shares sold	$11,031,962	$50,898,732	$61,243,253	$34,829,393	$4,741,908	$4,606,497
Dividends reinvested	45,743,256	47,168,642	5,081,486	4,512,722	792,474	846,440
Shares redeemed	(157,940,915)	(79,896,329)	(18,905,193)	(15,811,167)	(9,625,953)	(2,453,385)
Net increase (decrease)	$(101,165,697)	$18,171,045	$47,419,546	$23,530,948	$(4,091,571)	$2,999,552

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Portfolio's currently limit investments in illiquid securities to 15% of a Portfolio's net assets, at market value, at time of purchase.

Portfolio	Security	Notional Principal/Par Value	Initial Acquisition Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
American Century
Small-Mid
Cap Value	Young Innovations, Inc.	20,890	04/24/07	$542,013	$499,480	0.5%
	Ulticom, Inc,	66,100	12/07/05	622,633	528,800	0.5%
	Ashford Hospitality Trust, 8.450%, due 07/18/12	10,468	07/11/07	249,319	198,892	0.2%
	Aspen Insurance Holdings Ltd., 5.625%, due 12/31/49	18,900	07/20/06	967,535	999,338	1.0%
	National Retail Properties, 7.375%, due 10/12/11	8,300	02/10/06	204,440	166,083	0.2%
					$2,392,593	2.4%
Davis New York Venture	Merrill Lynch & Co., Inc.	95,500	12/24/07	4,584,000	$4,460,003	1.3%
					$4,460,003	1.3%
Oppenheimer Strategic Income	Arco Capital Corp. Ltd	144,498	02/27/07	2,167,470	2,167,470	0.4%
	ION Media Networks, Inc., due 11/15/49	17	09/27/06	137,324	111,350	0.0%
	Huntsman International, LLC, 7.375%, due 01/01/15	470,000	06/07/07	483,368	495,850	0.1%
	Mosaic Co., 7.625%, due 12/01/14	115,000	01/12/07	120,296	123,625	0.0%
	ACE Cash Express, Inc., 10.250%, due 10/01/14	35,000	09/26/06	35,000	33,950	0.0%
	DI Finance, 9.500%, due 02/15/13	100,000	12/09/05	100,000	104,625	0.0%
	iPayment, Inc., 9.750%, due 05/15/14	75,000	12/26/06	73,980	70,500	0.0%
	SGS International, Inc., 12.000%, due 12/15/13	55,000	08/09/06	55,000	54,794	0.0%
	Coriolanus Ltd., 12.995%, due 12/31/17	3,700,000	09/19/07	1,422,620	1,470,335	0.3%
	Eirles Two Ltd., 6.482%, due 04/30/12	900,000	09/17/07	899,370	846,900	0.2%
	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	1,312,468	08/03/06	979,185	1,492,932	0.3%
	EEB International Ltd., 8.750%, due 10/31/14	470,000	10/24/07	470,000	481,750	0.1%
	Vail Resorts, Inc., 6.750%, due 02/15/14	350,000	08/18/05	360,745	346,500	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES (continued)
Portfolio	Security	Notional Principal/Par Value	Initial Acquisition Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
Oppenheimer
Strategic
Income
(continued)	Helix Energy Solutions Group, Inc., 9.500%,
	due 01/15/16	170,000	12/18/07	$171,185	$173,825	0.0%
	Dillard's, Inc., 6.625%, due 11/15/08	110,000	11/09/07	110,120	109,863	0.0%
	Rural Cellular Corp., 9.875%, due 02/01/10	400,000	08/02/05	416,719	417,000	0.1%
	Taganka Car Loan Finance PLC, 8.403%, due 11/14/13	150,000	10/17/06	150,000	145,500	0.0%
	ICE EM CLO, 7.100%, due 08/15/22	1,110,000	11/06/07	964,151	962,703	0.2%
	ICE EM CLO, 8.400%, due 08/15/22	930,000	06/08/07	930,000	790,500	0.2%
	ICE EM CLO, 10.400%, due 08/15/22	930,000	06/08/07	930,000	790,500	0.2%
	Start CLO Ltd., 22.151%, due 06/07/11	210,000	11/29/06	210,000	203,700	0.0%
	Dominican Republic International Bond, 9.500%, due 09/27/11	289,832	08/16/05	316,686	308,671	0.1%
	Johor Corp., 1.000%, due 07/31/12	1,920,000	04/06/05	520,199	597,587	0.1%
	Republic of Ghana, 8.500%, due 10/04/17	500,000	09/27/07	500,000	529,375	0.1%
	Citibank N.A. — Renins Nonlife Limited — Total Return Credit Linked Nts., 12.500%, 05/30/12	860,000	05/25/07	860,000	924,500	0.2%
	Citigroup Funding Inc. — Argentina (Republic of) Inflation-Indexed Currency and Credit Linked Unsecured Nts., Ref ARS Amt x 1.4765604 Ref Fact x Change in CER Inflation Index x 4%, 05/18/09	281,000	01/17/07	172,808	242,615	0.0%
	Citigroup Funding Inc. — Dominican Republic Local Market Credit Linked Unsecured Nts., 10.086%*, 03/20/08	4,700,000	04/19/07	143,702	129,210	0.0%
	Citigroup Funding Inc. — Egypt T-Bill Credit Linked Unsecured Nts., 7.364%*, 01/10/08	1,730,000	07/09/07	303,448	313,091	0.1%
	Citigroup Funding Inc. — Egypt T-Bill Credit Linked Unsecured Nts., 8.376%*, 02/28/08	1,930,000	02/22/07	334,799	345,963	0.1%
	Citigroup Funding Inc. — Russia Corporate Bond Unsecured Credit Linked Nts., Rusfinans Bank, 7.500%, 12/04/08	11,000,000	06/01/07	437,980	467,399	0.1%
	Citigroup Funding Inc. — Russia Corporate Bond Unsecured Credit Linked Nts., Rusfinans Bank, 7.650%, 12/04/08	4,480,000	01/30/07	170,582	195,007	0.0%
	Coriolanus Limited — Coriolanus Limited Pass Through Emerging Markets Portfolio Credit Linked Nts., 10.620%, 09/10/10	500,000	08/02/07	500,000	476,750	0.1%
	Credit Suisse International — Indonesia (Republic of) Total Return Linked Nts., 12.000%, 09/16/11	3,700,000,000	05/11/06	437,085	436,984	0.1%
	Credit Suisse International — Moitk Fully Funded Total Return Linked Nts., 8.990%, 03/26/11	12,330,000	03/27/07	482,373	482,373	0.1%
	Credit Suisse International — Moscoblgaz-Finans RUR Total Return Linked Nts., 9.250%, 06/24/12	21,800,000	06/26/07	848,415	848,415	0.2%
	Credit Suisse International — Orenburgskaya IZHK Fully Funded Total Return Linked Nts., 9.240%, 02/21/12	24,380,000	02/27/07	937,214	943,856	0.2%
	Credit Suisse International — Russian Railways Total Return Linked Bonds, 6.670%, 01/22/09	10,610,000	12/19/06	408,995	431,730	0.1%
	Credit Suisse International — SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Nts., 8.59%, 5/20/10	19,450,000	05/24/07	751,828	756,957	0.1%
	Credit Suisse International — Vietnam Shipbuilding Industry Group Total Return Credit Linked Nts., 10.500%, 01/19/17	3,048,000,000	02/06/07	202,476	188,401	0.0%
	Deutsche Bank A.G., Singapore — Vietnamese Bond Linked Fully Funded Total Return Linked Nts. (Vietnam Shipping Industry Group (Vinishin)), 9.000%, 04/20/17	7,600,000,000	03/23/07	478,052	436,597	0.1%
	Deutsche Bank AG, London — Arab Republic of Egypt Total Return Credit Linked Nts., 9.381%*, 02/05/08	1,310,000	02/01/07	228,191	235,546	0.0%
	Deutsche Bank AG, London — Argentina Total Return Credit Linked Nts., 4.000%, 12/21/11	1,090,000	09/29/05	664,040	885,841	0.2%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	3,095,197	05/25/06	276,147	285,009	0.1%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	2,022,410	06/30/06	178,323	186,226	0.0%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	2,019,754	06/01/06	179,416	185,981	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES (continued)
Portfolio	Security	Notional Principal/Par Value	Initial Acquisition Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
Oppenheimer
Strategic
Income
(continued)	Deutsche Bank AG, London — Multiple Reference
	Entities, Credit Linked Nts., 6.000%, 09/07/12	504,515	09/01/06	$504,515	$507,038	0.1%
	Deutsche Bank AG, London — Nigeria Total Return Credit Linked Nts., 12.500%, 02/27/09	19,500,000	03/21/06	159,308	176,807	0.0%
	Deutsche Bank AG, London — Nigeria Total Return Credit Linked Nts., 15.000%, 01/30/09	26,000,000	03/21/06	211,083	245,357	0.0%
	Eirles Two Ltd. 324 — Floating Rate Credit Linked Nts., 6-month USD-LIBOR +3.200%, 04/20/12	900,000	04/17/07	902,561	757,800	0.1%
	Hallertau SPC 2007-01 Republic of Philippines Credit Linked Nts., 6-month USD-LIBOR +2.050%, 12/20/17	3,000,000	12/13/07	3,000,001	3,000,000	0.6%
	JPMorgan Chase Bank N.A, London. — Brazil Unsecured Credit Linked Nts., 12.184%*, 01/02/15	12,716,000	09/15/05	2,832,298	2,987,738	0.6%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	2,674,000,000	10/16/06	476,440	502,390	0.1%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	2,663,000,000	10/18/06	476,742	500,323	0.1%
	JPMorgan Chase Bank N.A. — Multiple Entity First to Default Credit Linked Fixed Rate Bank Nts., 14.350%, 02/20/12	1,210,000	01/24/07	568,556	650,001	0.1%
	JPMorgan Chase Bank N.A., London — Brazil NTN-B Credit Linked Nts., 6.000%, 05/16/45	405,000	02/10/06	232,528	357,037	0.1%
	JSC Astana Finance — Guaranteed Senior Notes, 9.160%, 03/14/12	1,500,000	02/09/07	1,500,000	1,408,127	0.3%
	LatAm Walker Cayman Trust Series 2006-102 — COP and Colombia Credit Linked Nts., 10.000%, 11/17/16	392,000,000	10/20/06	167,521	178,020	0.0%
	Merrill Lynch International — Commercial Bank Renaissance Capital/Ensorte Enterprises Limited Fully Funded Total Return Linked Nts., 10.500%, 10/04/08	16,000,000	03/29/07	615,217	629,210	0.1%
	MicroAccess Trust 2007 — MicroFinance Institutional Loans, Variable Rate Nts., 7.550%, 5/24/12	1,500,000	06/20/07	1,520,573	1,500,000	0.3%
	Morgan Stanley — Peruvian Government Credit Linked Nts., 6.250%, 03/23/17	832,000	07/10/07	256,482	259,653	0.0%
	Morgan Stanley — Senior Unsecured 10.090%, 05/03/17	1,880,000	04/25/07	966,601	961,124	0.2%
	Morgan Stanley Capital Services Inc. — Red Arrow International Leasing PLC Total Return Linked Nts., 11.000%, 07/06/12	5,658,873	03/24/06	206,852	238,105	0.0%
	Morgan Stanley Capital Services Inc. — Red Arrow International Leasing PLC Total Return Linked Nts., 8.375%, 07/06/12	7,720,794	03/24/06	279,646	313,064	0.1%
	Morgan Stanley Capital Services Inc. — WTI Trading Limited Total Return Linked Nts., 13.500%, 02/06/09	780,000	12/28/06	780,000	748,800	0.1%
	Morgan Stanley Capital Services Inc. — WTI Trading Limited Total Return Linked Nts., 13.500%, 02/06/09	1,040,000	12/28/06	1,040,000	998,400	0.2%
	Redwood Capital X Ltd. — Catstrophe Linked Series 1 Class C Floating Rate Nts., 3-month USD-LIBOR +4.750%, 01/09/09	250,000	12/18/07	250,000	250,000	0.0%
	Reforma BLN-Backed I -Asset Backed Variable Funding Notes, TIIE +2.000%, 10/03/15	2,070,000	12/27/07	190,240	189,659	0.0%
	UBS AG, Jersey — Ghana (Republic of) Credit Linked Nts., 14.470%, 12/28/11	263,055	12/22/06	289,363	291,054	0.1%
					$39,869,394	7.5%
PIMCO Total
Return	Foreign Currency Options
	Call Option OTC — Citibank USD vs JPY Strike @ 121-Exp 01/18/08	1,400,000	01/18/07	13,958	1,082	0.0%
	Call Option OTC — Credit Suisse USD vs JPY Strike @ 104-Exp 03/17/10	3,000,000	03/20/07	127,785	156,150	0.0%
	Put Option OTC — Credit Suisse USD vs JPY Strike @ 104-Exp 03/17/10	3,000,000	03/20/07	127,785	137,547	0.0%
	Interest Rate Swaptions
	Call Swaption OTC — Barclay's Bank PLC, London 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 02/01/08	10,500,000	03/06/07	30,188	80,237	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.000%-Exp 02/01/08	10,400,000	01/22/07	51,571	245,757	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES (continued)
Portfolio	Security	Notional Principal/Par Value	Initial Acquisition Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
PIMCO Total
Return
(continued)	Call Swaption OTC — The Royal Bank of Scotland PLC
	3 Month USD-LIBOR — Fund Pays Floating
	Strike @ 4.750%-Exp 03/31/08	188,500,000	03/13/07	$1,131,875	$3,854,898	0.8%
	Call Swaption OTC — Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/26/08	30,000,000	05/22/07	106,350	636,027	0.1%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/26/08	26,200,000	05/23/07	93,665	555,463	0.1%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3-month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 12/15/08	9,000,000	05/25/07	31,770	185,738	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 5.000%-Exp 12/15/08	21,000,000	06/15/07	59,790	513,056	0.1%
	Call Swaption OTC — Barclays Bank PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 5.200%-Exp 02/02/09	12,000,000	08/08/07	90,000	322,695	0.1%
	Credit Default Swaps
	ABX.HE.A.06-1 Index, pay 0.540%	500,000	02/01/06	(625)	195,000	0.0%
	Bellsouth Corp. 5.200%, 09/15/14, pay 0.325%	3,500,000	12/06/06	—	468	0.0%
	CDX.EM.3 Index, receive 2.100%	900,000	04/15/05	(23,400)	22,080	0.0%
	CDX.NA.IG.7 Index, pay 0.400%	7,100,000	11/09/06	(19,062)	115,934	0.0%
	Citifinancial 6.625%, 06/01/15, pay 0.145%	400,000	10/19/06	—	15,163	0.0%
	CVS Corp. 5.750%, 08/15/11, pay 0.235%	2,800,000	10/19/06	—	7,269	0.0%
	General Electric Capital Corp. 6.000%, 06/15/12, receive 0.620%	1,200,000	12/19/07	—	2,263	0.0%
	iTraxx Europe HiVol Series 6 Version 1 Index, pay 0.850%	1,200,000	12/13/06	(9,050)	6,712	0.0%
	iTraxx Europe HiVol Series 6 Version 1 Index, pay 0.850%	4,500,000	12/14/06	(50,447)	25,168	0.0%
	Ivy Lane CDO Ltd. Series 2006-1A Floating Rate, 02/05/46, pay 1.600%	3,154,539	10/12/06	—	2,389,185	0.5%
	Nordstrom Inc. 6.950%, 03/15/28, pay 0.370%	1,100,000	04/12/07	—	26,987	0.0%
	Reynolds American Inc. 7.625%, 06/01/16, receive 1.280%	600,000	04/13/07	—	10,117	0.0%
	Weyerhaeuser Co. 6.750%, 03/15/12, pay 1.000%	1,100,000	04/12/07	—	13,567	0.0%
	Interest Rate Swaps
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	2,900,000	03/08/06	26,830	219,120	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC, London	1,100,000	01/11/06	(17,861)	83,115	0.0%
	Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	5,700,000	09/22/06	—	10,356	0.0%
	Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	9,400,000	11/15/06	29,141	9,604	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs Capital Markets, L.P.	4,900,000	11/30/06	(10,916)	378,498	0.1%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250% Counterparty: Goldman Sachs Capital Markets, L.P.	600,000	06/27/06	64,306	81,701	0.0%
	Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	22,900,000	11/09/06	58,651	23,397	0.0%
	Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services Inc.	3,600,000	12/14/07	18,360	84,486	0.0%
	Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG	12,200,000	11/29/07	57,340	77,166	0.0%
	Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC	7,300,000	12/13/07	17,425	46,173	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC	5,100,000	12/13/07	85,425	50,909	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES (continued)
Portfolio	Security	Notional Principal/Par Value	Initial Acquisition Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
PIMCO Total
Return
(continued)	Receive a fixed rate equal to 4.000% and pay a
	floating rate based on 3-month USD-LIBOR
	Counterparty: The Royal Bank of Scotland PLC	14,400,000	12/03/07	$55,484	$91,081	0.0%
	Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Captial Services, Inc.	22,200,000	12/17/07	107,138	140,417	0.0%
	Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	8,700,000	12/13/07	120,495	204,175	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	1,800,000	12/10/07	58,995	13,858	0.0%
	Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	2,100,000	06/07/07	(6,067)	38,786	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Merrill Lynch Capital Services, Inc.	1,300,000	12/20/07	10,179	12,977	0.0%
	Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 6.500% Counterparty: Deutsche Bank AG, Frankfurt	1,800,000	09/13/07	(12,536)	10,831	0.0%
	Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	800,000	07/11/07	(8,334)	21,824	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	900,000	12/17/07	31,455	6,929	0.0%
	Receive a fixed rate equal to 2.000% and pay a floating rate based on 6-month JPY-LIBOR Counterparty: Barclays Bank PLC	50,000,000	10/10/07	2,892	13,897	0.0%
	Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Deutsche Bank AG, Frankfurt	4,200,000	06/19/07	18,586	47,067	0.0%
	Receive a fixed rate equal to 2.000% and pay a floating rate based on 6-month JPY-LIBOR Counterparty: Deutsche Bank AG, Frankfurt	110,000,000	10/10/07	6,019	30,574	0.0%
	Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	7,400,000	06/06/07	(26,111)	136,184	0.0%
					$11,351,148	1.9%

NOTE 12 — REORGANIZATIONS

On January 13, 2007, UBS U.S. Large Cap Equity, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Goldman Sachs Structured Equity Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 – Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
UBS U.S. Large	ING Goldman Sachs
Cap Equity	Structured Equity
	Portfolio
Class I	Class I	$1	$359,756	$—	$—	0.89
Class S	Class S	33,300	29,312	—	4,276	0.91
Class ADV	Class ADV	3,083	4,235	—	(237)	0.89
		$36,384	$393,303	$—	$4,039

The net assets of UBS U.S. Large Cap Equity after the acquisition were approximately $429,687,347.

On December 16, 2006, Neuberger Berman Partners, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Eagle Asset Capital Appreciation Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Neuberger	ING Eagle Asset
Berman	Capital Appreciation
	Portfolio	$178,457	$237,795	$24,622	1.60

The net assets of Neuberger Berman Partners after the acquisition were approximately $416,252,210.

NOTE 13 — CONCENTRATION OF RISKS

Non-Diversified. Certain Portfolios are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolios' share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
American Century Large Company Value	$8,542,388	$8,792,470
American Century Small-Mid Cap Value	17,781,178	18,585,906
JPMorgan International	55,385,266	58,172,040
JPMorgan Mid Cap Value	53,576,405	54,865,855
Legg Mason Partners Aggressive Growth	211,796,926	218,788,769
OpCap Balanced Value	18,344,694	18,685,000
Oppenheimer Global	345,357,777	362,276,998
Oppenheimer Strategic Income	31,312,678	32,837,634
PIMCO Total Return	9,243,385	9,478,131
T. Rowe Price Diversified Mid Cap Growth	291,195,430	299,744,758
T. Rowe Price Growth Equity	197,807,296	205,312,787
Thornburg Value	41,034,756	42,944,370
UBS U.S. Large Cap Equity	65,034,575	67,276,811
UBS U.S. Small Cap Growth	10,801,244	11,240,829
Van Kampen Comstock	79,917,434	82,668,638

NOTE 15 — REVERSE REPURCHASE AGREEMENT

During the year ended December 31, 2007, Lord Abbett U.S. Government Securities entered into reverse repurchase agreements that had an average daily balance outstanding of $1,776,044 with an average interest rate of 4.775% and paid interest of $74,352. At December 31, 2007, there were no open reverse repurchase agreements.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$19,602	$(113,809)	$94,207
Baron Asset	(8,107)	7,081	1,026
Baron Small Cap Growth	(1,794,724)	1,647,986	146,738
Columbia Small Cap Value II	(1,261)	(45,404)	46,665
Davis New York Venture	—	(56,685)	56,685
JPMorgan International	—	(1,378,726)	1,378,726
JPMorgan Mid Cap Value	—	(296,762)	296,762
Legg Mason Partners Aggressive Growth	(1,934,682)	1,934,682	—
Legg Mason Partners Large Cap Growth	(92,930)	111,119	(18,189)
Lord Abbett U.S. Government Securities	—	4,738	(4,738)
Neuberger Berman Partners	—	(28,877)	28,877
Neuberger Berman Regency	—	(87,649)	87,649
Oppenheimer Global	—	1,172,793	(1,172,793)
Oppenheimer Strategic Income	—	8,163,830	(8,163,830)
PIMCO Total Return	—	99,670	(99,670)
Pioneer High Yield	—	5,604	(5,604)
T. Rowe Price Diversified Mid Cap Growth	—	339	(339)
T. Rowe Price Growth Equity	—	2,831,829	(2,831,829)
Templeton Foreign Equity	—	820,515	(820,515)
Thornburg Value	—	(17,835)	17,835
UBS U.S. Large Cap Equity	—	(135)	135
UBS U.S. Small Cap Growth	(4,951)	218,831	(213,880)
Van Kampen Equity and Income	(40,526)	5,984	34,542

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007			Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
American Century Large Company Value	$2,664,402	$6,881,524	$—	$1,442,728	$5,001,000
American Century Small-Mid Cap Value	9,409,419	4,377,918	—	240,929	129,233
Baron Small Cap Growth	—	—	—	—	3,909,366
Columbia Small Cap Value II	171,114	—	—	—	—
Davis New York Venture	1,736,952	95,364	—	8,611	8,145,412
JPMorgan International	14,132,153	—	—	8,268,330	—
JPMorgan Mid Cap Value	4,101,685	10,566,389	—	32,332	1,419,959
Legg Mason Partners Large Cap Growth	—	520,496	—	751,416	46,086
Lord Abbett U.S. Government Securities	2,219,172	—	—	2,118,999	—
Neuberger Berman Partners	3,748,694	17,333,506	—	—	—
Neuberger Berman Regency	99,469	1,085	93,856	74,796	4,335
OpCap Balanced Value	2,121,932	7,275,874	—	846,794	—
Oppenheimer Global	53,603,497	86,882,658	—	1,762,925	3,772,651
Oppenheimer Strategic Income	20,466,141	—	—	1,475,398	—
PIMCO Total Return	14,039,257	—	—	6,393,248	—
Pioneer High Yield	6,921,120	—	—	4,983,683	13,591
T. Rowe Price Diversified Mid Cap Growth	19,205,474	78,164,876	—	23,217,817	2,313,848
T. Rowe Price Growth Equity	18,410,547	59,102,188	—	2,793,872	2,121,134
Templeton Foreign Equity	1,867,499	903,924	—	503,330	—
Thornburg Value	931,786	—	—	883,174	—
UBS U.S. Large Cap Equity	3,088,324	—	—	2,429,180	—
UBS U.S. Small Cap Growth	2,101,602	—	—	233,673	—
Van Kampen Comstock	17,879,359	26,163,078	—	19,664,407	29,268,151
Van Kampen Equity and Income	32,047,391	19,569,825	—	52,527,804	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Post-October PFIC Losses Deferred	Capital Loss Carryforwards	Expiration Dates
American Century Large Company Value	$2,250,690	$8,428,488	$(190,237)	$—	$—	$—	$—	—
American Century Small-Mid Cap Value	9,040,601	3,101,132	(10,085,593)	(639,928)	—	—	—	—
Baron Asset	—	145,053	2,443,331	—	—	—	—	—
Baron Small Cap Growth	—	19,085,321	121,466,933	—	—	—	—	—
Columbia Small Cap Value II	2,884,057	2,052,699	(1,406,794)	—	—	—	—	—
Davis New York Venture	4,545,353	3,662,022	20,552,782	—	—	—	—	—
JPMorgan International	10,624,819	157,522,700	155,349,659	—	—	—	—	—
JPMorgan Mid Cap Value	2,645,531	19,875,811	11,241,811	—	—	—	—	—
Legg Mason Partners Aggressive Growth	—	—	318,514,561	—	—	—	(211,557,518)	2010
Legg Mason Partners Large Cap Growth	—	2,672,431	4,911,006	—	—	—	—	—
Lord Abbett U.S. Government Securities	14,614	65,936	993,032	—	—	—	—	—
Neuberger Berman Partners	958,099	—	68,301,798	—	(3,212)	—	(13,186,377)	2015
Neuberger Berman Regency	—	—	1,006,879	(157,421)	—	—	(145,308)	2015
OpCap Balanced Value	7,038,649	1,979,877	(4,963,192)	—	—	—	—	—
Oppenheimer Global	46,069,267	156,625,567	576,871,251	—	(106,064)	(654,476)	—	—
Oppenheimer Strategic Income	33,797,261	2,275,989	10,104,554	—	—	—	—	—
PIMCO Total Return	24,524,896	4,325,936	6,828,147	—	—	—	—	—
							—	—
							—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Post-October PFIC Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Pioneer High Yield	$2,905,193	$703,344	$139,262	$—	$—	$—	$—	—
T. Rowe Price Diversified Mid Cap Growth	26,571,278	103,251,077	152,621,651	—	—	—	—	—
T. Rowe Price Growth Equity	19,399,767	84,668,501	263,095,086	—	—	—	—	—
Templeton Foreign Equity	836,435	—	12,423,306	(91,338)	(37,084)	—	—	—
Thornburg Value	1,827,169	—	7,442,467	—	—	—	(29,495,368)	2009
							(113,367,765)	2010
							$(142,863,133)
UBS U.S. Large Cap Equity	4,358,803	—	21,731,203	—	—	—	(34,168,348)	2010
UBS U.S. Small Cap Growth	—	—	486,307	(589,456)	—	—	—	—
Van Kampen Comstock	24,502,230	44,732,957	20,904,129	—	—	—	—	—
Van Kampen Equity and Income	30,599,306	42,580,783	75,649,658	—	—	—	—	—

The Portfolios major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolios' Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolios' investment adviser may have failed to limit the availability of American Century Large Company Value, American Century Small-Mid Cap Value, Baron Small Cap Growth, Davis New York Venture, JPMorgan Mid Cap Value, Legg Mason Partners Aggressive Growth, Oppenheimer Strategic Income, PIMCO Total Return, T. Rowe Price Growth Equity, UBS U.S. Large Cap Equity, UBS U.S. Small Cap Growth and Van Kampen Comstock for investment to "eligible investors" under the Code. Management has determined that it is more likely than not the Portfolios would sustain their tax positions relative to this matter.

NOTE 17 — SUBSEQUENT EVENTS

On December 5, 2007, the Board approved a proposal to reorganize each Portfolio ("Disappearing Portfolio") into the following respective "Surviving Portfolio" ("Reorganization"):

Disappearing Portfolio	Surviving Portfolio
JPMorgan International	Templeton Foreign Equity
Legg Mason Partners Large Cap Growth	ING Marsico Growth Portfolio
Lord Abbett U.S. Government Securities	ING VP Intermediate Bond Portfolio
Neuberger Berman Regency	ING Pioneer Mid Cap Value Portfolio

The proposed Reorganizations are subject to approval by shareholders of the respective Portfolios. If shareholder approval is obtained, it is expected that the Reorganizations shall close on April 26, 2008, or such other date as the parties to the Reorganizations may agree. Shareholders will be notified if the Reorganizations are not approved.

Effective January 1, 2008, the Board has approved implementing expense limits for American Century Large Company Value, OpCap Balanced and Van Kampen Comstock to the following annual expenses to average daily net assets:

	Class ADV	Class I	Class S
American Century Large Company Value	1.40%	0.90%	1.15%
OpCap Balanced Value	1.35%	0.85%	1.10%
Van Kampen Comstock	1.31%	0.81%	1.06%

Dividends. Subsequent to December 31, 2007, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class ADV	$0.0484	February 1, 2008	Daily
Class I	$0.0528	February 1, 2008	Daily
Class S	$0.0506	February 1, 2008	Daily

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 18 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 19 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 19 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 92.3%
		Aerospace/Defense: 1.0%
16,400		Northrop Grumman Corp.	$1,289,696
			1,289,696
		Agriculture: 1.2%
20,200		Altria Group, Inc.	1,526,716
			1,526,716
		Apparel: 0.5%
9,400		VF Corp.	645,404
			645,404
		Banks: 9.0%
96,200	S	Bank of America Corp.	3,969,212
12,800		Bank of New York Mellon Corp.	624,128
22,900	L	National City Corp.	376,934
12,300		PNC Financial Services Group, Inc.	807,495
53,900		US Bancorp.	1,710,786
41,700	L	Wachovia Corp.	1,585,851
87,000	L	Wells Fargo & Co.	2,626,530
			11,700,936
		Beverages: 1.9%
25,400		Coca-Cola Co.	1,558,798
23,200		Pepsi Bottling Group, Inc.	915,472
			2,474,270
		Biotechnology: 0.5%
13,400	@	Amgen, Inc.	622,296
			622,296
		Chemicals: 2.1%
28,500		EI DuPont de Nemours & Co.	1,256,565
21,200	L	PPG Industries, Inc.	1,488,876
			2,745,441
		Commercial Services: 1.1%
34,300	L	H&R Block, Inc.	636,951
22,200		RR Donnelley & Sons Co.	837,828
			1,474,779
		Computers: 2.3%
30,900		Hewlett-Packard Co.	1,559,832
13,700	L	International Business Machines Corp.	1,480,970
			3,040,802
		Diversified Financial Services: 9.6%
2,900		Bear Stearns Cos., Inc.	255,925
136,800		Citigroup, Inc.	4,027,392
11,400	L	Countrywide Financial Corp.	101,916
15,300		Discover Financial Services	230,724
46,700		Freddie Mac	1,591,069
73,300		JPMorgan Chase & Co.	3,199,545
30,000		Merrill Lynch & Co., Inc.	1,610,400
29,600		Morgan Stanley	1,572,056
			12,589,027
		Electric: 3.2%
24,300	L	Exelon Corp.	1,983,852
15,200	@,L	NRG Energy, Inc.	658,768
30,000		PPL Corp.	1,562,700
			4,205,320

Shares			Value
		Environmental Control: 0.5%
21,700		Waste Management, Inc.	$708,939
			708,939
		Food: 1.7%
30,000	L	Kroger Co.	801,300
38,000	@@	Unilever NV ADR	1,385,480
			2,186,780
		Forest Products & Paper: 1.1%
19,900		Weyerhaeuser Co.	1,467,426
			1,467,426
		Healthcare-Products: 2.8%
44,700		Johnson & Johnson	2,981,490
12,400		Medtronic, Inc.	623,348
			3,604,838
		Healthcare-Services: 0.3%
7,400		Quest Diagnostics	391,460
			391,460
		Household Products/Wares: 0.2%
5,500	L	Avery Dennison Corp.	292,270
			292,270
		Housewares: 0.6%
32,200	L	Newell Rubbermaid, Inc.	833,336
			833,336
		Insurance: 6.3%
26,700		Allstate Corp.	1,394,541
50,200		American International Group, Inc.	2,926,660
16,500		Hartford Financial Services Group, Inc.	1,438,635
19,800		Loews Corp.	996,732
12,100		Marsh & McLennan Cos., Inc.	320,287
18,900	L	MGIC Investment Corp.	423,927
12,800		Torchmark Corp.	774,784
			8,275,566
		Iron/Steel: 0.6%
12,600		Nucor Corp.	746,172
			746,172
		Machinery-Construction & Mining: 0.7%
13,100		Caterpillar, Inc.	950,536
			950,536
		Machinery-Diversified: 0.4%
5,700		Deere & Co.	530,784
			530,784
		Media: 3.1%
31,600		Gannett Co., Inc.	1,232,400
96,000		Time Warner, Inc.	1,584,960
27,500	@	Viacom-Class B	1,207,800
			4,025,160
		Miscellaneous Manufacturing: 6.7%
18,900		Dover Corp.	871,101
146,700		General Electric Co.	5,438,169
22,500	@@	Ingersoll-Rand Co.	1,045,575
11,900		Parker Hannifin Corp.	896,189
14,200	@@	Tyco International Ltd.	563,030
			8,814,064

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Office/Business Equip: 0.6%
45,800		Xerox Corp.	$741,502
			741,502
		Oil & Gas: 13.6%
47,700		Chevron Corp.	4,451,841
34,500		ConocoPhillips	3,046,350
3,600		Devon Energy Corp.	320,076
68,800		ExxonMobil Corp.	6,445,872
41,100	@@	Royal Dutch Shell PLC ADR	3,460,620
			17,724,759
		Oil & Gas Services: 0.5%
8,700	@,L	National Oilwell Varco, Inc.	639,102
			639,102
		Pharmaceuticals: 5.7%
26,800		Abbott Laboratories	1,504,820
16,200		Eli Lilly & Co.	864,918
18,800		Merck & Co., Inc.	1,092,468
110,900	S	Pfizer, Inc.	2,520,757
33,800		Wyeth	1,493,622
			7,476,585
		Retail: 4.8%
17,900		Best Buy Co., Inc.	942,435
26,500		Gap, Inc.	563,920
24,500		Home Depot, Inc.	660,030
14,500	@	Kohl's Corp.	664,100
8,400		McDonald's Corp.	494,844
33,700		Staples, Inc.	777,459
17,900	L	Walgreen Co.	681,632
31,300		Wal-Mart Stores, Inc.	1,487,689
			6,272,109
		Savings & Loans: 0.6%
52,800	L	Washington Mutual, Inc.	718,608
			718,608
		Semiconductors: 0.8%
23,900		Applied Materials, Inc.	424,464
24,100		Intel Corp.	642,506
			1,066,970
		Software: 2.7%
10,400	@,L	Fiserv, Inc.	577,096
55,300	S	Microsoft Corp.	1,968,680
42,900	@	Oracle Corp.	968,682
			3,514,458
		Telecommunications: 5.6%
100,200		AT&T, Inc.	4,164,312
18,000		Motorola, Inc.	288,720
61,900		Sprint Nextel Corp.	812,747
46,800		Verizon Communications, Inc.	2,044,692
			7,310,471
		Total Common Stock (Cost $120,181,097)	120,606,582

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.0%
		U.S. Government Agency Obligations: 7.2%
$9,421,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$9,419,404
Total U.S. Government Agency Obligations (Cost $9,419,404)			9,419,404
		Securities Lending Collateralcc: 6.8%
8,792,470		Bank of New York Mellon Corp. Institutional Cash Reserves	8,792,470
Total Securities Lending Collateral (Cost $8,792,470)			8,792,470
Total Short-Term Investments (Cost $18,211,874)			18,211,874
Total Investments in Securities (Cost $138,392,971)*		106.3%	$138,818,456
Other Assets and Liabilities - Net		(6.3)	(8,174,594)
Net Assets		100.0%	$130,643,862

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

*  Cost for federal income tax purposes is $139,008,693.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,043,316
Gross Unrealized Depreciation	(12,233,553)
Net Unrealized Appreciation	$(190,237)

ING American Century Large Company Value Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Depreciation
Long Contracts
S&P 500 E-Mini	89	6,573,540	03/20/08	$(86,893)
				$(86,893)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 90.3%
		Aerospace/Defense: 1.5%
8,200	@,L	Aerovironment, Inc.	$198,440
800	@,L	Alliant Techsystems, Inc.	91,008
2,600		Curtiss-Wright Corp.	130,520
4,900	L	DRS Technologies, Inc.	265,923
2,700	@	Esterline Technologies Corp.	139,725
3,200	L	Kaman Corp.	117,792
5,200	@	Moog, Inc.	238,212
3,600		Triumph Group, Inc.	296,460
			1,478,080
		Agriculture: 0.1%
2,800		Universal Corp.	143,416
			143,416
		Airlines: 1.1%
8,806	@,L	Alaska Air Group, Inc.	220,238
10,200		Skywest, Inc.	273,870
46,019		Southwest Airlines Co.	561,432
			1,055,540
		Apparel: 0.7%
4,400	@,L	Carter's, Inc.	85,140
4,100	L	Oxford Industries, Inc.	105,657
3,600	@,L	Warnaco Group, Inc.	125,280
15,900		Wolverine World Wide, Inc.	389,868
			705,945
		Auto Manufacturers: 0.5%
18,300	@,L	ASV, Inc.	253,455
4,500	@@	Bayerische Motoren Werke AG	281,131
			534,586
		Auto Parts & Equipment: 0.9%
16,800	L	ArvinMeritor, Inc.	197,064
5,025	@@	Autoliv, Inc.	264,868
18,900	@	Commercial Vehicle Group, Inc.	274,050
5,200		Superior Industries International	94,484
3,800	@,L	Tenneco, Inc.	99,066
			929,532
		Banks: 6.5%
8,400		Associated Banc-Corp.	227,556
17,800	L	Central Pacific Financial Corp.	328,588
3,400		City National Corp.	202,470
5,090		Commerce Bancshares, Inc.	228,337
5,200	L	Cullen/Frost Bankers, Inc.	263,432
21,500	L	First Midwest Bancorp., Inc.	657,900
5,000	L	FirstMerit Corp.	100,050
43,610		Fulton Financial Corp.	489,304
31,200		Hanmi Financial Corp.	268,944
21,685		Marshall & Ilsley Corp.	574,219
6,500	L	Pacific Capital Bancorp.	130,845
44,025	S	South Financial Group, Inc.	688,111
32,700		Sterling Bancshares, Inc.	364,932
12,098		SunTrust Bank	756,004
33,627	L	TCF Financial Corp.	602,932
9,300		UCBH Holdings, Inc.	131,688
3,300		United Bankshares, Inc.	92,466
7,500	L	Wilmington Trust Corp.	264,000
2,800		Zions Bancorp.	130,732
			6,502,510

Shares			Value
		Beverages: 0.5%
7,398		Anheuser-Busch Cos., Inc.	$387,211
2,564		Coca-Cola Enterprises, Inc.	66,741
			453,952
		Biotechnology: 0.1%
1,000	@	Bio-Rad Laboratories, Inc.	103,620
			103,620
		Building Materials: 0.7%
1,100	@	Genlyte Group, Inc.	104,720
3,000		Lennox International, Inc.	124,260
5,813	L	LSI Industries, Inc.	105,797
12,268		Masco Corp.	265,111
3,800	L	Simpson Manufacturing Co., Inc.	101,042
			700,930
		Chemicals: 2.5%
2,600	L	Arch Chemicals, Inc.	95,550
1,400		CF Industries Holdings, Inc.	154,084
3,400		Cytec Industries, Inc.	209,372
4,500		Ferro Corp.	93,285
4,000	L	HB Fuller Co.	89,800
12,600		Hercules, Inc.	243,810
18,800		Innophos Holdings, Inc.	279,744
6,405		Minerals Technologies, Inc.	428,815
5,000		Olin Corp.	96,650
5,500	@,L	OM Group, Inc.	316,470
1,800		Rohm & Haas Co.	95,526
4,900		Sensient Technologies Corp.	138,572
7,200	L	Spartech Corp.	101,520
3,400		UAP Holding Corp.	131,240
			2,474,438
		Coal: 0.1%
3,200	@,L	Alpha Natural Resources, Inc.	103,936
			103,936
		Commercial Services: 1.0%
19,894	L	Advance America Cash Advance Centers, Inc.	202,123
17,800	@,L	Corinthian Colleges, Inc.	274,120
4,700	L	Heidrick & Struggles International, Inc.	174,417
9,400	@	MPS Group, Inc.	102,836
9,000	@	Rent-A-Center, Inc.	130,680
3,000		Watson Wyatt Worldwide, Inc.	139,230
			1,023,406
		Computers: 1.6%
7,201		Diebold, Inc.	208,685
13,100	@	Electronics for Imaging	294,488
4,400	L	Imation Corp.	92,400
4,000		Jack Henry & Associates, Inc.	97,360
34,300	@,L	Perot Systems Corp.	463,050
37,000	@	Quantum Corp.	99,530
16,600	@,L	Rackable Systems, Inc.	166,000
6,372	@	Synopsys, Inc.	165,226
			1,586,739
		Cosmetics/Personal Care: 0.2%
4,500		Estee Lauder Cos., Inc.	196,245
			196,245

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Distribution/Wholesale: 0.5%
4,259		Genuine Parts Co.	$197,192
4,600	L	Owens & Minor, Inc.	195,178
2,400	@	United Stationers, Inc.	110,904
			503,274
		Diversified Financial Services: 2.7%
2,300		Ameriprise Financial, Inc.	126,753
18,800	@,L	Asset Acceptance Capital Corp.	195,708
1,900		Bear Stearns Cos., Inc.	167,675
32,000	@,L	Cowen Group, Inc.	304,320
13,243		Freddie Mac	451,189
14,900	@	Knight Capital Group, Inc.	214,560
2,100	@@,L	Lazard Ltd.	85,428
1,400		Legg Mason, Inc.	102,410
2,400		Merrill Lynch & Co., Inc.	128,832
5,800	L	National Financial Partners Corp.	264,538
8,000	L	Nelnet, Inc.	101,680
12,300	@,L	TradeStation Group, Inc.	174,783
9,300		Waddell & Reed Financial, Inc.	335,637
			2,653,513
		Electric: 4.8%
4,800	L	Cleco Corp.	133,440
2,700		Consolidated Edison, Inc.	131,895
18,752	L	Empire District Electric Co.	427,171
15,800		Great Plains Energy, Inc.	463,256
1,750		Idacorp, Inc.	61,635
10,400	L	MGE Energy, Inc.	368,888
38,444		Portland General Electric Co.	1,067,974
40,704		Puget Energy, Inc.	1,116,511
9,600		Sierra Pacific Resources	163,008
19,300		Westar Energy, Inc.	500,642
4,605		Wisconsin Energy Corp.	224,310
5,800		Xcel Energy, Inc.	130,906
			4,789,636
		Electrical Components & Equipment: 1.3%
8,300		Hubbell, Inc.	428,280
13,276	@	Littelfuse, Inc.	437,577
15,524		Molex, Inc.	423,805
			1,289,662
		Electronics: 2.5%
3,600	L	American Science & Engineering, Inc.	204,300
19,200	@,L,S	Benchmark Electronics, Inc.	340,416
3,700		Brady Corp.	129,833
8,000	@,L	Coherent, Inc.	200,560
6,900	@,L	Electro Scientific Industries, Inc.	136,965
1,658		Park Electrochemical Corp.	46,822
3,900	@	Plexus Corp.	102,414
3,600	@,L	Rogers Corp.	156,132
4,900		Technitrol, Inc.	140,042
10,502	@@	Tyco Electronics Ltd.	389,939
55,800	@	Vishay Intertechnology, Inc.	636,678
			2,484,101
		Engineering & Construction: 1.1%
10,900	@	EMCOR Group, Inc.	257,567
16,600		Granite Construction, Inc.	600,588
4,771	@	Sterling Construction Co., Inc.	104,103
2,600	@	URS Corp.	141,258
			1,103,516

Shares			Value
		Entertainment: 2.0%
27,947		International Speedway Corp.	$1,150,857
27,383	L	Speedway Motorsports, Inc.	851,064
			2,001,921
		Environmental Control: 1.5%
21,000		American Ecology Corp.	493,080
2,000	@,L	Clean Harbors, Inc.	103,400
3,000		Metal Management, Inc.	136,590
4,317		Republic Services, Inc.	135,338
4,300	@,L	Waste Connections, Inc.	132,870
16,332		Waste Management, Inc.	533,566
			1,534,844
		Food: 5.1%
26,800		B&G Foods, Inc.	273,628
8,300		Campbell Soup Co.	296,559
35,378		ConAgra Foods, Inc.	841,643
3,400		Corn Products International, Inc.	124,950
14,800		Del Monte Foods Co.	140,008
9,000		Diamond Foods, Inc.	192,870
4,075		General Mills, Inc.	232,275
6,600	@,L	Hain Celestial Group, Inc.	211,200
9,237		Hershey Co.	363,938
9,393		HJ Heinz Co.	438,465
6,700		J&J Snack Foods Corp.	209,576
2,200		JM Smucker Co.	113,168
1,800		Kellogg Co.	94,374
19,407		Kraft Foods, Inc.	633,250
13,900	@@	Maple Leaf Foods, Inc.	209,144
3,800	@	Performance Food Group Co.	102,106
5,200	L	Pilgrim's Pride Corp.	150,540
2,200	@	Ralcorp Holdings, Inc.	133,738
9,186		Weis Markets, Inc.	366,889
			5,128,321
		Forest Products & Paper: 0.4%
4,988		Glatfelter	76,366
3,036		MeadWestvaco Corp.	95,027
4,500		Neenah Paper, Inc.	131,175
967		Weyerhaeuser Co.	71,307
			373,875
		Gas: 2.2%
5,300		AGL Resources, Inc.	199,492
10,100		Atmos Energy Corp.	283,204
1,400		Nicor, Inc.	59,290
945		Piedmont Natural Gas Co.	24,721
36,427	L	Southwest Gas Corp.	1,084,432
16,166		WGL Holdings, Inc.	529,598
			2,180,737
		Hand/Machine Tools: 0.5%
6,600		Kennametal, Inc.	249,876
3,900		Regal-Beloit Corp.	175,305
2,100		Snap-On, Inc.	101,304
			526,485
		Healthcare-Products: 3.1%
7,188		Beckman Coulter, Inc.	523,286
11,000	@	Boston Scientific Corp.	127,930
3,600	@@	Covidien Ltd.	159,444
19,600	@,L	Cutera, Inc.	307,720

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
3,000		Datascope Corp.	$109,200
2,800	@,L	ICU Medical, Inc.	100,828
6,400	L	LCA-Vision, Inc.	127,808
6,942		Steris Corp.	200,207
20,257	@	Symmetry Medical, Inc.	353,080
9,400	@,L	Vital Images, Inc.	169,858
6,600		Vital Signs, Inc.	337,392
20,890	I	Young Innovations, Inc.	499,480
1,500	@	Zimmer Holdings, Inc.	99,225
			3,115,458
		Healthcare-Services: 2.8%
9,800	@	Amsurg Corp.	265,188
31,400	@,L	Assisted Living Concepts, Inc.	235,500
5,300	@,L	Community Health Systems, Inc.	195,358
17,900	@	LifePoint Hospitals, Inc.	532,346
3,000	@	Magellan Health Services, Inc.	139,890
9,700	@,L	Nighthawk Radiology Holdings, Inc.	204,185
72,336	@	Odyssey HealthCare, Inc.	800,036
7,528		Universal Health Services, Inc.	385,434
			2,757,937
		Home Builders: 0.4%
2,600		MDC Holdings, Inc.	96,538
12,521		Winnebago Industries	263,191
			359,729
		Home Furnishings: 0.7%
14,100	L	Ethan Allen Interiors, Inc.	401,850
8,700	L	Furniture Brands International, Inc.	87,522
2,800		Whirlpool Corp.	228,564
			717,936
		Household Products/Wares: 2.4%
29,400	@,L	ACCO Brands Corp.	471,576
5,800		American Greetings Corp.	117,740
8,700		Avery Dennison Corp.	462,318
16,400	@,L	Central Garden & Pet Co.	94,464
13,810		Kimberly-Clark Corp.	957,585
5,800		Tupperware Corp.	191,574
2,600		WD-40 Co.	98,722
			2,393,979
		Housewares: 0.3%
3,700	@@	Hunter Douglas NV	274,158
			274,158
		Insurance: 6.0%
9,186		Allstate Corp.	479,785
27,100		American Equity Investment Life Holding Co.	224,659
8,011		Arthur J Gallagher & Co.	193,786
19,700	@@	Aspen Insurance Holdings Ltd.	568,148
3,600		Chubb Corp.	196,488
3,600		Delphi Financial Group	127,008
5,500	@@	Endurance Specialty Holdings Ltd.	229,515
11,843		Genworth Financial, Inc.	301,404
3,700		Hanover Insurance Group, Inc.	169,460
2,653		Hartford Financial Services Group, Inc.	231,315
31,600		HCC Insurance Holdings, Inc.	906,288

Shares			Value
3,200	L	Hilb Rogal & Hobbs Co.	$129,824
12,056		Horace Mann Educators Corp.	228,341
6,700	@@	IPC Holdings Ltd.	193,429
18,955		Marsh & McLennan Cos., Inc.	501,739
6,700		MBIA, Inc.	124,821
10,200	@	National Atlantic Holdings Corp.	45,186
4,500		Odyssey Re Holdings Corp.	165,195
8,200		OneBeacon Insurance Group Ltd.	176,300
8,500	L	Phoenix Cos., Inc.	100,895
7,400	@@	Platinum Underwriters Holdings Ltd.	263,144
6,500		PMI Group, Inc.	86,320
2,400	@,L	ProAssurance Corp.	131,808
5,700		United Fire & Casualty Co.	165,813
			5,940,671
		Internet: 0.1%
4,400	@	Avocent Corp.	102,564
			102,564
		Investment Companies: 1.7%
23,700		Apollo Investment Corp.	404,085
18,200	L	Ares Capital Corp.	266,266
21,600		Highland Distressed Opportunities, Inc.	185,112
20,700		MCG Capital Corp.	239,913
12,500		MVC Capital, Inc.	201,750
22,548	L	Patriot Capital Funding, Inc.	227,509
14,560		PennantPark Investment Corp.	145,891
			1,670,526
		Iron/Steel: 0.5%
8,900	@,L	Claymont Steel Holdings, Inc.	207,815
1,100	L	Cleveland-Cliffs, Inc.	110,880
2,600		Schnitzer Steel Industries, Inc.	179,738
			498,433
		Machinery-Diversified: 1.0%
4,065	L	Albany International Corp.	150,812
40,027	@	Altra Holdings, Inc.	665,649
5,800	L	Applied Industrial Technologies, Inc.	168,316
			984,777
		Media: 0.9%
10,300		Belo Corp.	179,632
20,575	@,L	Entravision Communications Corp.	161,102
4,600		Hearst-Argyle Television, Inc.	101,706
53,800	L	Journal Communications, Inc.	480,972
			923,412
		Metal Fabricate/Hardware: 1.6%
3,900	@,L	Haynes International, Inc.	271,050
4,600	L	Kaydon Corp.	250,884
11,900		Mueller Industries, Inc.	344,981
10,700	L	Mueller Water Products, Inc.	106,679
25,100		NN, Inc.	236,442
2,500	L	Quanex Corp.	129,750
8,100	L	Timken Co.	266,085
			1,605,871
		Mining: 0.2%
1,700	@	Century Aluminum Co.	91,698
1,800	@	RTI International Metals, Inc.	124,074
			215,772

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 1.9%
3,100		Acuity Brands, Inc.	$139,500
2,900		AO Smith Corp.	101,645
3,200	L	Aptargroup, Inc.	130,912
3,300		Barnes Group, Inc.	110,187
2,700		Brink's Co.	161,298
3,000		Crane Co.	128,700
4,500		Dover Corp.	207,405
35,700	@,L	Griffon Corp.	444,465
3,802		Lancaster Colony Corp.	150,939
7,200		Pentair, Inc.	250,632
4,000		Reddy Ice Holdings, Inc.	101,240
			1,926,923
		Office Furnishings: 0.7%
10,200		Herman Miller, Inc.	330,378
11,388		HNI, Corp.	399,263
			729,641
		Office/Business Equip: 0.5%
12,093		Pitney Bowes, Inc.	460,018
			460,018
		Oil & Gas: 2.2%
2,468		Apache Corp.	265,409
3,800	@,L	Continental Resources, Inc.	99,294
4,600	@	Encore Acquisition Co.	153,502
990	@	Forest Oil Corp.	50,332
2,700		Helmerich & Payne, Inc.	108,189
12,740	L	St. Mary Land & Exploration Co.	491,891
4,900	@	Swift Energy Co.	215,747
22,600		W&T Offshore, Inc.	677,096
2,800	@,L	Whiting Petroleum Corp.	161,448
			2,222,908
		Oil & Gas Services: 1.8%
8,099	@,L	Cal Dive International, Inc.	107,231
1,400	@	Exterran Holdings, Inc.	114,520
5,800	@	Global Industries Ltd.	124,236
3,200	@	Helix Energy Solutions Group, Inc.	132,800
2,200	@,L	Hornbeck Offshore Services, Inc.	98,890
12,200	@	Key Energy Services, Inc.	175,558
6,400	L	Lufkin Industries, Inc.	366,656
25,100	@,@@	North American Energy Partners, Inc.	340,105
4,500	@	Oil States International, Inc.	153,540
2,500	@	W-H Energy Services, Inc.	140,525
			1,754,061
		Packaging & Containers: 1.7%
60,402	L	Bemis Co.	1,653,807
			1,653,807
		Pharmaceuticals: 1.2%
8,000	@,L	Alpharma, Inc.	161,200
7,100		Bristol-Myers Squibb Co.	188,292
8,000	@,L	Par Pharmaceutical Cos., Inc.	192,000
2,800	L	Perrigo Co.	98,028
12,400	@	Sepracor, Inc.	325,500
9,867	@	Watson Pharmaceuticals, Inc.	267,790
			1,232,810
		Pipelines: 0.3%
5,074		Equitable Resources, Inc.	270,343
			270,343

Shares			Value
		Real Estate: 0.1%
15,900	@	HFF, Inc.	$123,066
			123,066
		Retail: 5.4%
7,700		Barnes & Noble, Inc.	265,265
3,700	@,L	BJ's Wholesale Club, Inc.	125,171
5,800		Brown Shoe Co., Inc.	87,986
17,900	@,L	California Pizza Kitchen, Inc.	278,703
4,400		Casey's General Stores, Inc.	130,284
8,500	L	Cato Corp.	133,110
27,800	@,L	CEC Entertainment, Inc.	721,688
18,200	@,L	Charming Shoppes, Inc.	98,462
13,600		Family Dollar Stores, Inc.	261,528
14,200	L	Fred's, Inc.	136,746
7,300	L	Group 1 Automotive, Inc.	173,375
40,200	@,L	HOT Topic, Inc.	233,964
5,589	@	Insight Enterprises, Inc.	101,943
30,700		Kenneth Cole Productions, Inc.	536,943
15,653		Lowe's Cos., Inc.	354,071
7,300	@,L	Panera Bread Co.	261,486
10,800	L	Penske Auto Group, Inc.	188,568
17,000	@,L	Pier 1 Imports, Inc.	88,910
8,300	@,L	Red Robin Gourmet Burgers, Inc.	265,517
4,600		Regis Corp.	128,616
37,600	L	Ruby Tuesday, Inc.	366,600
5,800	L	Stage Stores, Inc.	85,840
6,400		Talbots, Inc.	75,648
23,900	L	Tuesday Morning Corp.	121,173
7,200	@,L	Zale Corp.	115,632
			5,337,229
		Savings & Loans: 0.6%
11,000		First Niagara Financial Group, Inc.	132,440
7,400		People's United Financial, Inc.	131,720
15,600		Washington Federal, Inc.	329,316
			593,476
		Semiconductors: 2.6%
5,700		Applied Materials, Inc.	101,232
2,700	@,L	Cabot Microelectronics Corp.	96,957
7,600		Cohu, Inc.	116,280
23,900	@	Emulex Corp.	390,048
2,600		KLA-Tencor Corp.	125,216
24,000	@	Mattson Technology, Inc.	205,440
13,600	@	MKS Instruments, Inc.	260,304
18,380	@	QLogic Corp.	260,996
18,700	@,L	Rudolph Technologies, Inc.	211,684
22,000	@	Teradyne, Inc.	227,480
21,400	@,L	Veeco Instruments, Inc.	357,380
7,400	@,@@	Verigy Ltd.	201,058
			2,554,075
		Software: 4.3%
5,800	@,L	Aspen Technology, Inc.	94,076
6,200	L	Fair Isaac Corp.	199,330
4,100		IMS Health, Inc.	94,464
8,500	L	MoneyGram International, Inc.	130,645
15,700	@,L	Packeteer, Inc.	96,712
88,701	@	Parametric Technology Corp.	1,583,313
61,700	@	Sybase, Inc.	1,609,753
66,100	@,I	Ulticom, Inc.	528,800
			4,337,093

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 0.7%
1,600	@	Anixter International, Inc.	$99,632
9,500	@,L	Arris Group, Inc.	94,810
2,300	@	CommScope, Inc.	113,183
31,100	@	EFJ, Inc.	85,214
20,803		Iowa Telecommunications Services, Inc.	338,257
			731,096
		Textiles: 0.2%
4,400		G&K Services, Inc.	165,088
			165,088
		Toys/Games/Hobbies: 0.6%
21,685	@	RC2 Corp.	608,698
			608,698
		Transportation: 1.2%
1,800	L	Alexander & Baldwin, Inc.	92,988
5,700	L	Arkansas Best Corp.	125,058
19,500	@@,L	Double Hull Tankers, Inc.	238,680
20,689	L	Heartland Express, Inc.	295,922
5,700	L	OceanFreight, Inc.	109,611
19,400		Werner Enterprises, Inc.	330,382
			1,192,641
Total Common Stock (Cost $96,446,296)			90,016,956
REAL ESTATE INVESTMENT TRUSTS: 2.9%
		Apartments: 0.6%
50,069		Education Realty Trust, Inc.	562,776
			562,776
		Diversified: 0.4%
24,460		Lexington Corporate Properties Trust	355,648
			355,648
		Forest Products & Paper: 0.1%
2,700		Rayonier, Inc.	127,548
			127,548
		Health Care: 0.2%
8,400	L	Healthcare Realty Trust, Inc.	213,276
			213,276
		Hotels: 0.1%
6,700		Sunstone Hotel Investors, Inc.	122,543
			122,543
		Mortgage: 0.4%
44,200		MFA Mortgage Investments, Inc.	408,850
			408,850
		Single Tenant: 1.1%
33,500		Getty Realty Corp.	893,780
4,500		National Retail Properties, Inc.	105,210
3,700		Realty Income Corp.	99,974
			1,098,964
Total Real Estate Investment Trusts (Cost $3,223,468)			2,889,605

Shares			Value
EXCHANGE-TRADED FUNDS: 2.8%
		Exchange-Traded Funds: 2.8%
9,500	L	iShares Russell 2000 Value Index Fund	$669,560
12,893		iShares S&P MidCap 400 Index Fund	1,095,131
15,100	L	iShares S&P SmallCap 600 Index Fund	981,802
			2,746,493
Total Exchange-Traded Funds (Cost $2,893,892)			2,746,493
PREFERRED STOCK: 1.5%
		Banks: 0.1%
5,400	P	Midwest Banc Holdings, Inc., 7.750%, due 12/31/49	144,720
			144,720
		Hotels: 0.2%
10,468	P,I	Ashford Hospitality Trust, 8.450%, due 07/18/12	198,892
			198,892
		Insurance: 1.0%
18,900	@@,I	Aspen Insurance Holdings Ltd., 5.625%, due 12/31/49	999,338
			999,338
		Single Tenant: 0.2%
8,300	P,I	National Retail Properties, 7.375%, due 10/12/11	166,083
			166,083
Total Preferred Stock (Cost $1,556,294)			1,509,033
Total Long-Term Investments (Cost $104,119,950)			97,162,087

Principal Amount
SHORT-TERM INVESTMENTS: 18.6%
	Securities Lending Collateralcc: 18.6%
$18,585,905	Bank of New York Mellon Corp. Institutional Cash Reserves	18,585,906
Total Short-Term Investments (Cost $18,585,906)		18,585,906

Total Investments in Securities (Cost $122,705,856)*	116.1%	$115,747,993
Other Assets and Liabilities - Net	(16.1)	(16,050,439)
Net Assets	100.0%	$99,697,554

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

@  Non-income producing security

@@  Foreign Issuer

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid Security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

*  Cost for federal income tax purposes is $125,833,551.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$119,878
Gross Unrealized Depreciation	(10,205,436)
Net Unrealized Depreciation	$(10,085,558)

At December 31, 2007 the following forward foreign currency contracts were outstanding for the American Century Small-Mid Cap Value Portfolio:

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Canada Dollars
CAD	174,420	Sell	01/31/08	177,871	176,727	$1,144
Euro EUR 375,474		Sell	01/31/08	547,310	548,963	(1,653)
						$(509)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 91.0%
		Advertising: 2.1%
15,000	@	Lamar Advertising Co.	$721,050
			721,050
		Aerospace/Defense: 0.8%
6,000	@@	Empresa Brasileira de Aeronautica SA ADR	273,540
			273,540
		Banks: 1.1%
6,500		City National Corp.	387,075
			387,075
		Commercial Services: 8.9%
5,000		Corporate Executive Board Co.	300,500
2,400	@	Corrections Corp. of America	70,824
6,000		DeVry, Inc.	311,760
30,000	@	Gartner, Inc.	526,800
23,000	@	Iron Mountain, Inc.	851,460
4,500	@@	Ritchie Bros. Auctioneers, Inc.	372,150
6,700		Robert Half International, Inc.	181,168
20,000	@	SAIC, Inc.	402,400
			3,017,062
		Computers: 2.9%
10,000		Factset Research Systems, Inc.	557,000
7,000	@	IHS, Inc.	423,920
			980,920
		Distribution/Wholesale: 1.3%
10,600		Fastenal Co.	428,452
			428,452
		Diversified Financial Services: 12.5%
6,500	@	AllianceBernstein Holding LP	489,125
32,800		Charles Schwab Corp.	838,040
1,200		CME Group, Inc.	823,200
18,000		Eaton Vance Corp.	817,380
9,000	@	FCStone Group, Inc.	414,270
1,200	@	IntercontinentalExchange, Inc.	231,000
12,000		Jefferies Group, Inc.	276,600
10,000	@@	Onex Corp.	354,527
			4,244,142
		Electronics: 0.5%
1,400	@,@@	Mettler Toledo International, Inc.	159,320
			159,320
		Energy-Alternate Sources: 2.8%
15,000	@	Covanta Holding Corp.	414,900
4,000	@	Sunpower Corp.	521,560
			936,460
		Entertainment: 2.2%
5,000	@	Penn National Gaming, Inc.	297,750
13,700	@	Scientific Games Corp.	455,525
			753,275
		Environmental Control: 1.7%
10,000	@	Stericycle, Inc.	594,000
			594,000

Shares			Value
		Food: 1.4%
12,000		Whole Foods Market, Inc.	$489,600
			489,600
		Gas: 1.6%
18,500		Southern Union Co.	543,160
			543,160
		Healthcare-Products: 6.1%
9,000		Densply International, Inc.	405,180
11,000	@	Edwards Lifesciences Corp.	505,890
7,700	@	Henry Schein, Inc.	472,780
8,400	@	Idexx Laboratories, Inc.	492,492
4,000	@	Varian Medical Systems, Inc.	208,640
			2,084,982
		Healthcare-Services: 5.3%
17,000		Brookdale Senior Living, Inc.	482,970
15,300	@	Community Health Systems, Inc.	563,958
7,300	@,W	Covance, Inc.	632,326
1,800	@	Laboratory Corp. of America Holdings	135,954
			1,815,208
		Insurance: 5.2%
11,000	@,@@	Arch Capital Group Ltd.	773,850
9,000		Assurant, Inc.	602,100
17,000		Brown & Brown, Inc.	399,500
			1,775,450
		Internet: 0.9%
3,000	@	Equinix, Inc.	303,210
			303,210
		Lodging: 5.0%
11,000		Boyd Gaming Corp.	374,770
8,700		Choice Hotels International, Inc.	288,840
3,000	@	Las Vegas Sands Corp.	309,150
6,400	@	Wynn Resorts Ltd.	717,632
			1,690,392
		Oil & Gas: 4.7%
10,000		Helmerich & Payne, Inc.	400,700
6,049	@,@@	Petroplus Holdings AG	468,575
8,300		Range Resources Corp.	426,288
5,625		XTO Energy, Inc.	288,900
			1,584,463
		Oil & Gas Services: 1.0%
3,500	@	SEACOR Holdings, Inc.	324,590
			324,590
		Pharmaceuticals: 1.8%
14,000	@	VCA Antech, Inc.	619,220
			619,220
		Real Estate: 2.1%
22,000	@	CB Richard Ellis Group, Inc.	474,100
5,500		Forest City Enterprises, Inc.	244,420
			718,520
		Retail: 12.3%
18,500	@	Carmax, Inc.	365,375
13,900	@	Cheesecake Factory	329,569
14,000	@	Copart, Inc.	595,700

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Retail (continued)
16,000	@	Dick's Sporting Goods, Inc.	$444,160
10,000	@	J Crew Group, Inc.	482,100
12,000		MSC Industrial Direct Co.	485,640
7,500	@	O'Reilly Automotive, Inc.	243,225
12,000		Polo Ralph Lauren Corp.	741,480
11,000		Tiffany & Co.	506,330
			4,193,579
		Software: 1.7%
5,000	@	MSCI, Inc.-Class A	192,000
6,000	@	Nuance Communications, Inc.	112,080
8,200		SEI Investments Co.	263,794
			567,874
		Telecommunications: 1.9%
2,000	@	NII Holdings, Inc.	96,640
16,000	@	SBA Communications Corp.	541,440
			638,080
		Transportation: 3.2%
13,000		CH Robinson Worldwide, Inc.	703,560
8,900		Expeditors International Washington, Inc.	397,652
			1,101,212
Total Common Stock (Cost $28,446,027)			30,944,836
REAL ESTATE INVESTMENT TRUSTS: 1.3%
		Office Property: 1.3%
11,000		Douglas Emmett, Inc.	248,710
2,000		SL Green Realty Corp.	186,920
Total Real Estate Investment Trusts (Cost $487,269)			435,630

Total Investments in Securities (Cost $28,933,296)*	92.3%	$31,380,466
Other Assets and Liabilities - Net	7.7	2,630,441
Net Assets	100.0%	$34,010,907

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

W  When-issued or delayed delivery security

*  Cost for federal income tax purposes is $28,937,135

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,372,066
Gross Unrealized Depreciation	(1,928,735)
Net Unrealized Appreciation	$2,443,331

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 88.6%
		Airlines: 1.0%
200,000	@	Allegiant Travel Co.	$6,428,001
			6,428,001
		Apparel: 1.1%
350,000	@	Carter's, Inc.	6,772,500
			6,772,500
		Banks: 4.2%
80,000		Cathay General Bancorp.	2,119,200
160,000		Center Financial Corp.	1,971,200
120,000		Central Pacific Financial Corp.	2,215,200
75,000		Frontier Financial Corp.	1,392,750
165,000		Glacier Bancorp., Inc.	3,092,100
150,000	@	SVB Financial Group	7,560,000
299,990		UCBH Holdings, Inc.	4,247,858
145,000	@	Virginia Commerce Bancorp.	1,700,850
140,500	@	Western Alliance Bancorp.	2,637,185
			26,936,343
		Beverages: 0.9%
200,000	@	Peet's Coffee & Tea, Inc.	5,814,000
			5,814,000
		Biotechnology: 0.3%
32,000	@	Charles River Laboratories International, Inc.	2,105,600
			2,105,600
		Building Materials: 0.7%
200,000		Apogee Enterprises, Inc.	3,422,000
29,358		Eagle Materials, Inc.	1,041,622
			4,463,622
		Commercial Services: 10.5%
77,000	@	Bankrate, Inc.	3,702,930
125,000		Chemed Corp.	6,985,000
47,100	@,W	ChoicePoint, Inc.	1,715,382
120,000	@	CoStar Group, Inc.	5,670,000
325,000		DeVry, Inc.	16,887,001
225,000	@	Gartner, Inc.	3,951,000
150,000		Macquarie Infrastructure Co. Trust	6,079,500
100,000	@	Morningstar, Inc.	7,775,000
24,187	@@	Ritchie Bros. Auctioneers, Inc.	2,000,265
110,000		Sotheby's	4,191,000
100,000	@,@@	Steiner Leisure Ltd.	4,416,000
25,000		Strayer Education, Inc.	4,264,500
			67,637,578
		Distribution/Wholesale: 1.1%
326,200	@	LKQ Corp.	6,856,724
			6,856,724
		Diversified Financial Services: 6.6%
325,000		Cohen & Steers, Inc.	9,740,250
143,256		Evercore Partners, Inc.	3,087,167
225,000	@	FCStone Group, Inc.	10,356,750
62,457		GAMCO Investors, Inc.	4,322,024
250,000		Jefferies Group, Inc.	5,762,500
145,000		National Financial Partners Corp.	6,613,450
201,300	@	Thomas Weisel Partners Group, Inc.	2,763,849
			42,645,990

Shares			Value
		Electric: 1.4%
160,000		ITC Holdings Corp.	$9,027,200
			9,027,200
		Energy-Alternate Sources: 2.4%
120,000	@	Sunpower Corp.	15,646,800
			15,646,800
		Engineering & Construction: 1.5%
200,000	@	Aecom Technology Corp.	5,714,000
80,000	@	Layne Christensen Co.	3,936,800
			9,650,800
		Entertainment: 3.7%
75,000	@	Great Wolf Resorts, Inc.	735,750
475,000	@	Isle of Capri Casinos, Inc.	6,540,750
50,000	@	Penn National Gaming, Inc.	2,977,500
275,200	@	Pinnacle Entertainment, Inc.	6,483,712
150,000	@	Scientific Games Corp.	4,987,500
45,000	@	Vail Resorts, Inc.	2,421,450
			24,146,662
		Food: 1.7%
180,000	@	Ralcorp Holdings, Inc.	10,942,200
			10,942,200
		Gas: 0.4%
88,198		Southern Union Co.	2,589,493
			2,589,493
		Healthcare-Products: 2.5%
100,000	@	Edwards Lifesciences Corp.	4,599,000
75,000	@	Gen-Probe, Inc.	4,719,750
15,000	@	Intuitive Surgical, Inc.	4,867,500
115,000	@	PSS World Medical, Inc.	2,250,550
			16,436,800
		Healthcare-Services: 5.9%
235,000	@	AMERIGROUP Corp.	8,565,750
175,000	@	Centene Corp.	4,802,000
80,000	@	Community Health Systems, Inc.	2,948,800
100,000	@	Emeritus Corp.	2,515,000
165,000	@	Healthways, Inc.	9,642,600
190,900	@	Nighthawk Radiology Holdings, Inc.	4,018,445
90,000	@	Odyssey HealthCare, Inc.	995,400
159,040	@	Skilled Healthcare Group, Inc.	2,326,755
140,000	@	Sun Healthcare Group, Inc.	2,403,800
			38,218,550
		Home Builders: 0.3%
108,500		Brookfield Homes Corp.	1,714,300
			1,714,300
		Household Products/Wares: 1.0%
125,000		Church & Dwight Co., Inc.	6,758,750
			6,758,750
		Insurance: 1.1%
65,000	@,@@	Arch Capital Group Ltd.	4,572,750
10,000		Brown & Brown, Inc.	235,000
125,000	@,@@	CNinsure, Inc. ADR	1,968,750
			6,776,500

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Internet: 4.2%
80,000	@	Blue Nile, Inc.	$5,444,800
676,011	@	Emdeon Corp.	9,058,547
120,000	@	Equinix, Inc.	12,128,400
25,222	@	TechTarget, Inc.	372,781
			27,004,528
		Lodging: 4.5%
267,600		Ameristar Casinos, Inc.	7,369,704
250,000		Choice Hotels International, Inc.	8,300,000
180,000	@,W	Gaylord Entertainment Co.	7,284,600
55,000	@	Wynn Resorts Ltd.	6,167,150
			29,121,454
		Media: 1.3%
75,000	@,@@	Central European Media Enterprises Ltd.	8,698,500
			8,698,500
		Miscellaneous Manufacturing: 0.6%
200,000		American Railcar Industries, Inc.	3,850,000
			3,850,000
		Oil & Gas: 3.9%
35,000	@	Carrizo Oil & Gas, Inc.	1,916,250
240,000	@	Encore Acquisition Co.	8,008,800
200,000	@	EXCO Resources, Inc.	3,096,000
175,000		Helmerich & Payne, Inc.	7,012,250
45,000		Range Resources Corp.	2,311,200
45,000	@	Whiting Petroleum Corp.	2,594,700
			24,939,200
		Oil & Gas Services: 5.4%
80,000	@	Core Laboratories NV	9,977,600
160,000	@	Dresser-Rand Group, Inc.	6,248,000
160,000	@	FMC Technologies, Inc.	9,072,000
60,000	@	SEACOR Holdings, Inc.	5,564,400
90,000	@	Tetra Technologies, Inc.	1,401,300
60,000	@,@@	Willbros Group, Inc	2,297,400
			34,560,700
		Real Estate: 2.0%
240,000	@	CB Richard Ellis Group, Inc.	5,172,000
75,000	@	HFF, Inc.	580,500
200,000		St. Joe Co.	7,102,000
			12,854,500
		Retail: 14.6%
390,000	@	Cabela's, Inc.	5,877,300
247,500	@	California Pizza Kitchen, Inc.	3,853,575
200,000	@	Carmax, Inc.	3,950,000
220,000	@	Cheesecake Factory	5,216,200
225,000	@,@@	China Nepstar Chain Drugstore Ltd. ADR	3,955,500
60,000	@	Chipotle Mexican Grill, Inc.	8,824,200
200,000	@	Copart, Inc.	8,510,000
400,000	@	Dick's Sporting Goods, Inc.	11,104,000
128,500	@	DSW, Inc.	2,410,660
250,000	@	J Crew Group, Inc.	12,052,500
190,000	@	Panera Bread Co.	6,805,800
470,000		Penske Auto Group, Inc.	8,206,200
10,000		Polo Ralph Lauren Corp.	617,900

Shares			Value
100,000	@	Texas Roadhouse, Inc.	$1,106,000
70,000	@	Tractor Supply Co.	2,515,800
38,500	@	Ulta Salon Cosmetics & Fragrance, Inc.	660,275
200,000	@	Under Armour, Inc.	8,734,000
			94,399,910
		Software: 0.6%
200,000	@	Allscripts Healthcare Solutions, Inc.	3,884,000
			3,884,000
		Telecommunications: 0.5%
90,000	@	SBA Communications Corp.	3,045,600
			3,045,600
		Toys/Games/Hobbies: 0.9%
225,000	@	Marvel Entertainment, Inc.	6,009,750
			6,009,750
		Transportation: 1.3%
250,000	@	Genesee & Wyoming, Inc.	6,042,500
60,000		Landstar System, Inc.	2,529,000
			8,571,500
		Trucking & Leasing: 0.5%
123,000		Aircastle Ltd.	3,238,590
			3,238,590
Total Common Stock (Cost $451,695,251)			571,746,645
REAL ESTATE INVESTMENT TRUSTS: 2.7%
		Diversified: 1.2%
200,000		Digital Realty Trust, Inc.	7,674,000
			7,674,000
		Shopping Centers: 0.7%
190,000		Acadia Realty Trust	4,865,900
			4,865,900
		Single Tenant: 0.8%
14,300	@	Alexander's, Inc.	5,051,475
			5,051,475
Total Real Estate Investment Trusts (Cost $16,108,448)			17,591,375
Total Long-Term Investments (Cost $467,803,699)			589,338,020

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.1%
		U.S. Government Agency Obligations: 8.1%
$52,193,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$52,184,156
Total Short-Term Investments (Cost $52,184,156)			52,184,156
Total Investments in Securities (Cost $519,987,855)*		99.4%	$641,522,176
Other Assets and Liabilities - Net		0.6	3,724,441
Net Assets		100.0%	$645,246,617

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

W  When-issued or delayed delivery security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $520,055,243

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$159,603,945
Gross Unrealized Depreciation	(38,137,012)
Net Unrealized Appreciation	$121,466,933

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 87.8%
		Aerospace/Defense: 5.0%
54,000	@	AAR Corp.	$2,053,620
38,000	@	BE Aerospace, Inc.	2,010,200
34,000		DRS Technologies, Inc.	1,845,180
44,000	@	Esterline Technologies Corp.	2,277,000
26,000		Triumph Group, Inc.	2,141,100
			10,327,100
		Agriculture: 1.1%
43,000		Universal Corp.	2,202,460
			2,202,460
		Airlines: 0.8%
67,800	@	Alaska Air Group, Inc.	1,695,678
			1,695,678
		Apparel: 0.7%
44,000	@	Warnaco Group, Inc.	1,531,200
			1,531,200
		Auto Parts & Equipment: 1.3%
86,000		Cooper Tire & Rubber Co.	1,425,880
50,000	@	Tenneco, Inc.	1,303,500
			2,729,380
		Banks: 8.8%
77,000		AmericanWest Bancorp.	1,357,510
86,000		Bancorpsouth, Inc.	2,030,460
88,000		Colonial BancGroup, Inc.	1,191,520
84,000		Community Bank System, Inc.	1,669,080
47,000		First Midwest Bancorp., Inc.	1,438,200
55,000		First State Bancorp.	764,500
47,600		Frontier Financial Corp.	883,932
60,000		Independent Bank Corp.	1,633,200
50,100		Pacific Capital Bancorp.	1,008,513
68,000		Prosperity Bancshares, Inc.	1,998,520
32,500	@	SVB Financial Group	1,638,000
87,000		UCBH Holdings, Inc.	1,231,920
96,500		Umpqua Holdings Corp.	1,480,310
			18,325,665
		Building Materials: 1.6%
111,000		Comfort Systems USA, Inc.	1,418,580
111,000		LSI Industries, Inc.	2,020,200
			3,438,780
		Chemicals: 2.1%
107,600		Olin Corp.	2,079,908
67,000	@	Rockwood Holdings, Inc.	2,225,740
			4,305,648
		Coal: 0.9%
55,200		Massey Energy Co.	1,973,400
			1,973,400
		Commercial Services: 7.6%
106,000		ABM Industries, Inc.	2,161,340
78,000		Bowne & Co., Inc.	1,372,800
125,000	@	CBIZ, Inc.	1,226,250
27,000	@	Consolidated Graphics, Inc.	1,291,140
75,000	@	Cornell Cos., Inc.	1,749,000
65,400		Deluxe Corp.	2,151,006
28,000	@	FTI Consulting, Inc.	1,725,920

Shares			Value
30,000	@	Integrated Electrical Services, Inc.	$563,700
165,600		Stewart Enterprises, Inc.	1,473,840
44,000		Watson Wyatt Worldwide, Inc.	2,042,040
			15,757,036
		Computers: 2.5%
190,000	@	Brocade Communications Systems, Inc.	1,394,600
47,000	@	Electronics for Imaging	1,056,560
124,600	@	Mentor Graphics Corp.	1,343,188
35,500		MTS Systems Corp.	1,514,785
			5,309,133
		Cosmetics/Personal Care: 1.2%
20,500	@	Chattem, Inc.	1,548,570
58,000		Inter Parfums, Inc.	1,042,260
			2,590,830
		Distribution/Wholesale: 1.0%
47,000		Owens & Minor, Inc.	1,994,210
			1,994,210
		Diversified Financial Services: 2.1%
13,800	@	Affiliated Managers Group, Inc.	1,620,948
35,000	@@	Lazard Ltd.	1,423,800
30,000		National Financial Partners Corp.	1,368,300
			4,413,048
		Electric: 1.0%
42,000		Integrys Energy Group, Inc.	2,170,980
			2,170,980
		Electrical Components & Equipment: 0.6%
200,000	@	C&D Technologies, Inc.	1,322,000
			1,322,000
		Electronics: 3.2%
59,500	@	Electro Scientific Industries, Inc.	1,181,075
44,800	@	Rofin-Sinar Technologies, Inc.	2,155,328
39,500	@	Rogers Corp.	1,713,115
139,000	@	X-Rite, Inc.	1,615,180
			6,664,698
		Energy-Alternate Sources: 0.6%
17,100	@,@@	JA Solar Holdings Co., Ltd. ADR	1,193,751
			1,193,751
		Engineering & Construction: 0.5%
17,761	@	URS Corp.	964,955
			964,955
		Entertainment: 1.9%
36,200	@	Bally Technologies, Inc.	1,799,864
24,157		Carmike Cinemas, Inc.	175,380
113,346		Cinemark Holdings, Inc.	1,926,882
			3,902,126
		Food: 1.4%
18,650	@	Great Atlantic & Pacific Tea Co.	584,305
55,100	@	Performance Food Group Co.	1,480,537
51,500	@	Winn-Dixie Stores, Inc.	868,805
			2,933,647

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Forest Products & Paper: 1.4%
42,400		Rock-Tenn Co.	$1,077,384
71,700		Schweitzer-Mauduit International, Inc.	1,857,747
			2,935,131
		Gas: 2.0%
74,000		Atmos Energy Corp.	2,074,960
42,000		New Jersey Resources Corp.	2,100,840
			4,175,800
		Healthcare-Products: 2.8%
42,000		Datascope Corp.	1,528,800
12,894	@	Haemonetics Corp.	812,580
70,000		Invacare Corp.	1,764,000
84,000	@	Medical Action Industries, Inc.	1,751,400
			5,856,780
		Healthcare-Services: 2.3%
14,609	@	Centene Corp.	400,871
85,000	@	Kindred Healthcare, Inc.	2,123,300
49,000	@	Magellan Health Services, Inc.	2,284,870
			4,809,041
		Household Products/Wares: 1.4%
70,000	@	Helen of Troy Ltd.	1,199,800
52,000		Tupperware Corp.	1,717,560
			2,917,360
		Insurance: 6.0%
33,000	@,@@	Argo Group International Holdings Ltd.	1,390,290
76,500	@@	Aspen Insurance Holdings Ltd.	2,206,260
85,000	@@	Assured Guaranty Ltd.	2,255,898
44,000		Delphi Financial Group	1,552,320
45,000		NYMAGIC, Inc.	1,040,850
58,000	@@	Platinum Underwriters Holdings Ltd.	2,062,480
47,000		Zenith National Insurance Corp.	2,102,310
			12,610,408
		Internet: 0.9%
170,000	@	Ariba, Inc.	1,895,500
			1,895,500
		Investment Companies: 0.3%
40,313		Apollo Investment Corp.	687,337
			687,337
		Iron/Steel: 1.3%
29,000		Carpenter Technology Corp.	2,179,930
14,066		Olympic Steel, Inc.	446,033
			2,625,963
		Leisure Time: 0.8%
92,000		Callaway Golf Co.	1,603,560
			1,603,560
		Machinery-Diversified: 2.5%
28,900	@	AGCO Corp.	1,964,622
56,000	@	Gardner Denver, Inc.	1,848,000
120,000	@	Gerber Scientific, Inc.	1,296,000
			5,108,622

Shares			Value
		Media: 0.8%
109,600		World Wrestling Entertainment, Inc.	$1,617,696
			1,617,696
		Miscellaneous Manufacturing: 2.2%
68,000		Actuant Corp.	2,312,680
65,000		Barnes Group, Inc.	2,170,350
			4,483,030
		Oil & Gas: 0.7%
90,000	@	EXCO Resources, Inc.	1,393,200
			1,393,200
		Oil & Gas Services: 1.7%
27,500	@	Exterran Holdings, Inc.	2,249,500
40,000	@	Oil States International, Inc.	1,364,800
			3,614,300
		Packaging & Containers: 0.7%
56,500	@	Crown Holdings, Inc.	1,449,225
			1,449,225
		Pharmaceuticals: 0.4%
65,000	@	PharMerica Corp.	902,200
			902,200
		Retail: 5.0%
35,500	@	AnnTaylor Stores Corp.	907,380
250,000	@	Blockbuster, Inc.	975,000
84,000		Brown Shoe Co., Inc.	1,274,280
94,700	@	Insight Enterprises, Inc.	1,727,328
34,746	@	Morton's Restaurant Group, Inc.	324,180
88,900		Nu Skin Enterprises, Inc.	1,460,627
91,000	@	Pacific Sunwear of California	1,284,010
245,400	@	Pier 1 Imports, Inc.	1,283,442
59,000		Sonic Automotive, Inc.	1,142,240
			10,378,487
		Savings & Loans: 0.5%
80,000		First Niagara Financial Group, Inc.	963,200
			963,200
		Semiconductors: 2.7%
45,700	@	Cypress Semiconductor Corp.	1,646,571
164,600	@	IXYS Corp.	1,320,092
180,000	@	Skyworks Solutions, Inc.	1,530,000
95,000	@	Ultra Clean Holdings	1,159,000
			5,655,663
		Software: 0.8%
169,300	@	Lawson Software, Inc.	1,733,632
			1,733,632
		Telecommunications: 1.1%
300,000	@	Cincinnati Bell, Inc.	1,425,000
220,000	@	Powerwave Technologies, Inc.	886,600
			2,311,600
		Textiles: 0.4%
24,000		Unifirst Corp.	912,000
			912,000

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Transportation: 2.7%
74,500	@@	Arlington Tankers Ltd.	$1,648,685
78,300		Eagle Bulk Shipping, Inc.	2,078,865
57,200	@@	Nordic American Tanker Shipping	1,877,304
			5,604,854
		Trucking & Leasing: 0.5%
29,000		GATX Corp.	1,063,720
			1,063,720
Total Common Stock (Cost $183,916,029)			183,054,034
REAL ESTATE INVESTMENT TRUSTS: 6.6%
		Apartments: 0.8%
40,737		Mid-America Apartment Communities, Inc.	1,741,507
			1,741,507
		Diversified: 1.1%
60,000		Digital Realty Trust, Inc.	2,302,200
			2,302,200
		Health Care: 1.9%
77,000		LTC Properties, Inc.	1,928,850
130,000		Omega Healthcare Investors, Inc.	2,086,500
			4,015,350
		Mortgage: 0.7%
117,500		Capstead Mortgage Corp.	1,549,825
			1,549,825
		Office Property: 1.2%
23,525		Alexandria Real Estate Equities, Inc.	2,391,787
			2,391,787
		Shopping Centers: 0.9%
49,500		Tanger Factory Outlet Centers, Inc.	1,866,645
			1,866,645
Total Real Estate Investment Trusts (Cost $14,200,215)			13,867,314
Total Long-Term Investments (Cost $198,116,244)			196,921,348
Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.3%
		U.S. Government Agency Obligations: 12.3%
$25,579,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	25,574,666
Total Short-Term Investments (Cost $25,574,666)			25,574,666
Total Investments in Securities (Cost $223,690,910)*		106.7%	$222,496,014
Other Assets and Liabilities - Net		(6.7)	(13,943,843)
Net Assets		100.0%	$208,552,171

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $223,902,808

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,220,071
Gross Unrealized Depreciation	(15,626,865)
Net Unrealized Depreciation	$(1,406,794)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 94.1%
		Agriculture: 3.9%
176,000		Altria Group, Inc.	$13,302,081
			13,302,081
		Auto Manufacturers: 0.0%
400		Paccar, Inc.	21,792
			21,792
		Banks: 7.3%
141,500		Bank of New York Mellon Corp.	6,899,540
67,000		Commerce Bancorp., Inc.	2,555,380
161,186	@@	HSBC Holdings PLC	2,715,102
14,200		State Street Corp.	1,153,040
124,290		Wachovia Corp.	4,726,749
226,320		Wells Fargo & Co.	6,832,601
			24,882,412
		Beverages: 2.3%
55,000	@@	Diageo PLC ADR	4,720,650
56,200	@@	Heineken Holding NV	3,189,553
			7,910,203
		Building Materials: 0.9%
22,300		Martin Marietta Materials, Inc.	2,956,980
			2,956,980
		Coal: 0.8%
875,500	@@	China Coal Energy Co.-Shares H	2,699,473
			2,699,473
		Commercial Services: 3.2%
291,010	@@	COSCO Pacific Ltd.	766,524
156,600		H&R Block, Inc.	2,908,062
134,800	@	Iron Mountain, Inc.	4,990,296
63,600		Moody's Corp.	2,270,520
			10,935,402
		Computers: 1.7%
134,300	@	Dell, Inc.	3,291,693
53,200		Hewlett-Packard Co.	2,685,536
			5,977,229
		Cosmetics/Personal Care: 1.7%
37,060		Avon Products, Inc.	1,464,982
61,500		Procter & Gamble Co.	4,515,330
			5,980,312
		Diversified Financial Services: 10.8%
263,900		American Express Co.	13,728,076
51,130		Ameriprise Financial, Inc.	2,817,774
140,040		Citigroup, Inc.	4,122,778
20,300		Discover Financial Services	306,124
61,700	@	E*Trade Financial Corp.	219,035
232,000		JPMorgan Chase & Co.	10,126,800
95,500	I,X	Merrill Lynch & Co., Inc.	4,460,003
27,400		Morgan Stanley	1,455,214
			37,235,804
		Electronics: 1.6%
51,800	@	Agilent Technologies, Inc.	1,903,132
92,475	@@	Tyco Electronics Ltd.	3,433,597
			5,336,729

Shares			Value
		Food: 0.2%
16,300		Hershey Co.	$642,220
			642,220
		Food Service: 0.0%
5,486	X	FHC Delaware, Inc.	55
			55
		Forest Products & Paper: 0.4%
56,800	@,@@	Sino-Forest Corp.	1,233,894
			1,233,894
		Healthcare-Products: 1.2%
92,475	@@	Covidien Ltd.	4,095,718
			4,095,718
		Healthcare-Services: 1.3%
78,000		UnitedHealth Group, Inc.	4,539,600
			4,539,600
		Holding Companies-Diversified: 0.8%
440,604	@@	China Merchants Holdings International Co., Ltd.	2,697,707
			2,697,707
		Housewares: 0.2%
8,200	@@	Hunter Douglas NV	605,863
			605,863
		Insurance: 14.8%
47,100		AMBAC Financial Group, Inc.	1,213,767
208,100		American International Group, Inc.	12,132,230
59,500		AON Corp.	2,837,555
79	@	Berkshire Hathaway, Inc.-Class A	11,186,400
92	@	Berkshire Hathaway, Inc.-Class B	435,712
4,300	@@	Everest Re Group Ltd.	431,720
156,300		Loews Corp.	7,868,142
600	@	Markel Corp.	294,660
23,700		MBIA, Inc.	441,531
63,400	@@	Millea Holdings, Inc.	2,128,494
156,100	@@	Nipponkoa Insurance Co., Ltd.	1,417,212
18,400		Principal Financial Group, Inc.	1,266,656
281,900		Progressive Corp.	5,401,204
10,300	@@	Sun Life Financial, Inc.	576,182
44,870		Transatlantic Holdings, Inc.	3,260,703
			50,892,168
		Internet: 1.5%
12,000	@	Amazon.com, Inc.	1,111,680
4,720	@	Google, Inc.-Class A	3,263,786
43,000	@	Liberty Media Corp.-Interactive-Class A	820,440
			5,195,906
		Leisure Time: 0.7%
53,600		Harley-Davidson, Inc.	2,503,656
			2,503,656
		Media: 5.0%
322,050	@	Comcast Corp.-Special Class A	5,835,546
49,400	@@	Grupo Televisa SA ADR	1,174,238
21,900	@@	Lagardere SCA	1,640,099

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Media (continued)
9,640	@	Liberty Media Corp.-Capital Shares A	$1,122,964
242,400		News Corp.-Class A	4,966,776
38,400	@@	WPP Group PLC ADR	2,468,736
			17,208,359
		Mining: 1.4%
32,100	@@	BHP Billiton PLC	978,837
13,600	@@	Rio Tinto PLC	1,431,297
31,400		Vulcan Materials Co.	2,483,426
			4,893,560
		Miscellaneous Manufacturing: 1.3%
5,300	@@	Siemens AG	839,307
93,675	@@	Tyco International Ltd.	3,714,214
			4,553,521
		Oil & Gas: 13.9%
80,710	@@	Canadian Natural Resources Ltd.	5,903,129
175,500		ConocoPhillips	15,496,650
100,000		Devon Energy Corp.	8,891,000
80,500		EOG Resources, Inc.	7,184,625
94,650		Occidental Petroleum Corp.	7,287,104
21,367	@	Transocean, Inc.	3,058,686
			47,821,194
		Packaging & Containers: 1.3%
193,500		Sealed Air Corp.	4,477,590
			4,477,590
		Pharmaceuticals: 1.5%
35,500		Cardinal Health, Inc.	2,050,125
42,900	@	Express Scripts, Inc.	3,131,700
			5,181,825
		Real Estate: 0.3%
199,000	@@	Hang Lung Group Ltd.	1,075,292
			1,075,292
		Retail: 8.3%
70,600	@	Bed Bath & Beyond, Inc.	2,074,934
121,700	@	Carmax, Inc.	2,403,575
186,500		Costco Wholesale Corp.	13,010,240
117,027		CVS Caremark Corp.	4,651,823
46,100		Lowe's Cos., Inc.	1,042,782
10,600	@	Sears Holding Corp.	1,081,730
91,930		Wal-Mart Stores, Inc.	4,369,433
			28,634,517
		Semiconductors: 0.9%
89,700		Texas Instruments, Inc.	2,995,980
			2,995,980
		Software: 2.3%
223,610		Microsoft Corp.	7,960,516
			7,960,516
		Telecommunications: 1.4%
56,300	@@	SK Telecom Co., Ltd. ADR	1,679,992
161,600		Sprint Nextel Corp.	2,121,808
53,356		Virgin Media, Inc.	914,522
			4,716,322

Shares			Value
		Transportation: 1.2%
30,700	@@	Asciano Group	$187,125
382,000	@@	China Shipping Development Co., Ltd.	991,936
12,900	@@	Kuehne & Nagel International AG	1,238,671
42,567	@@	Toll Holdings Ltd.	424,994
19,940		United Parcel Service, Inc.-Class B	1,410,157
			4,252,883
Total Common Stock (Cost $302,663,362)			323,416,763
Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.5%
		Commercial Paper: 5.5%
$8,000,000		Sanpaolo IMI U.S. Financial Co., 4.530%, due 01/02/08	7,997,987
10,813,000		UBS Americas, Inc., 4.000%, due 01/02/08	10,810,597
			18,808,584
Total Short-Term Investments (Cost $18,808,584)			18,808,584
Total Investments in Securities (Cost $321,471,946)*		99.6%	$342,225,347
Other Assets and Liabilities - Net		0.4	1,262,880
Net Assets		100.0%	$343,488,227

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

I  Illiquid Security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds Board of Directors/Trustees.

*  Cost for federal income tax purposes is $321,669,795

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,313,065
Gross Unrealized Depreciation	(21,757,513)
Net Unrealized Appreciation	$20,555,552

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN INTERNATIONAL PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 98.4%
		Australia: 2.1%
327,779		BHP Billiton Ltd.	$11,458,509
20,632	L	Rio Tinto Ltd.	2,400,187
			13,858,696
		Belgium: 1.6%
209,700		Dexia	5,264,975
191,925		Fortis	5,038,925
			10,303,900
		Brazil: 2.9%
275,444	L	Cia Vale do Rio Doce ADR	8,998,755
85,512	L	Petroleo Brasileiro SA ADR	9,854,403
			18,853,158
		Egypt: 0.3%
9,771	L	Orascom Construction Industries GDR	2,027,090
			2,027,090
		Finland: 2.0%
334,768		Nokia OYJ	12,860,902
			12,860,902
		France: 13.8%
76,550	L	Accor SA	6,119,467
300,378		AXA SA	11,975,763
98,376		BNP Paribas	10,673,806
65,029		Cie de Saint-Gobain	6,128,224
63,898		Imerys SA	5,261,012
54,443		Lafarge SA	9,886,180
37,700		Pernod-Ricard SA	8,700,482
68,198		Sanofi-Aventis	6,242,873
300,916	L	Total SA	24,915,982
			89,903,789
		Germany: 7.7%
141,840		Deutsche Post AG	4,828,892
66,244		E.ON AG	14,084,956
44,471		Linde AG	5,895,120
150,916		SAP AG	7,787,834
87,393	L	Siemens AG	13,839,542
118,937	@	Symrise	3,305,498
			49,741,842
		Greece: 0.6%
102,393		Piraeus Bank SA	3,982,749
			3,982,749
		Hong Kong: 1.0%
461,700		Esprit Holdings Ltd.	6,798,655
			6,798,655
		Italy: 5.3%
485,241		ENI S.p.A.	17,709,546
1,078,600		Intesa Sanpaolo S.p.A.	8,488,123
966,750		UniCredito Italiano S.p.A.	7,951,916
			34,149,585
		Japan: 18.4%
154,900		Astellas Pharma, Inc.	6,718,108
146,200		Canon, Inc.	6,691,075
113,300		Daikin Industries Ltd.	6,319,430
588		East Japan Railway Co.	4,836,614
17,800		Hirose Electric Co., Ltd.	2,042,730

Shares			Value
199,800		Honda Motor Co., Ltd.	$6,600,362
627		Japan Tobacco, Inc.	3,707,292
106,800		Komatsu Ltd.	2,864,287
400,600		Mitsubishi Corp.	10,842,114
740,000		Mitsubishi UFJ Financial Group, Inc.	6,978,145
224,000		Mitsui Fudosan Co., Ltd.	4,830,885
654		Mizuho Financial Group, Inc.	3,115,294
96,100		Nidec Corp.	6,943,436
503,000		Nissan Motor Co., Ltd.	5,489,991
75,300		Nitto Denko Corp.	3,957,533
183,700		Nomura Holdings, Inc.	3,077,867
106,800		Seven & I Holdings Co., Ltd.	3,102,800
91,000		Shin-Etsu Chemical Co., Ltd.	5,659,400
38,400		SMC Corp.	4,568,203
149,100		Sony Corp.	8,123,397
499,400		Sumitomo Corp.	6,987,294
807		Sumitomo Mitsui Financial Group, Inc.	5,972,024
			119,428,281
		Mexico: 0.6%
93,030		Fomento Economico Mexicano SA de CV ADR	3,550,955
			3,550,955
		Netherlands: 2.8%
140,495		Koninklijke Philips Electronics NV	6,020,249
305,595	L	Reed Elsevier NV	6,064,647
194,089		Wolters Kluwer NV	6,384,651
			18,469,547
		South Korea: 0.5%
11,313	#,L	Samsung Electronics GDR	3,359,878
			3,359,878
		Spain: 1.7%
336,130		Banco Bilbao Vizcaya Argentaria SA	8,182,809
50,000	L	Inditex SA	3,025,501
			11,208,310
		Switzerland: 12.4%
300,800		ABB Ltd.	8,672,604
101,519		Adecco SA	5,457,150
73,019		Holcim Ltd.	7,783,868
30,269		Nestle SA	13,899,231
193,026		Novartis AG	10,556,077
63,220		Roche Holding AG	10,928,574
244,832		UBS AG-Reg	11,288,641
39,711		Zurich Financial Services AG	11,654,644
			80,240,789
		Taiwan: 0.7%
484,434		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,824,963
			4,824,963
		United Kingdom: 24.0%
960,884		Barclays PLC	9,704,274
480,429		BG Group PLC	11,022,752
425,387		Burberry Group PLC	4,807,913
366,505		Centrica PLC	2,610,659
478,357		GlaxoSmithKline PLC	12,148,631

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN INTERNATIONAL PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		United Kingdom (continued)
1,153,200		HSBC Holdings PLC	$19,390,097
647,791		ICAP PLC	9,335,076
1,140,545		Kingfisher PLC	3,270,582
483,437		Man Group PLC	5,487,860
23,800		Rio Tinto PLC	2,504,770
144,652		Schroders PLC - Non Voting	3,319,771
510,572		Smith & Nephew PLC	5,857,794
379,800		Standard Chartered PLC	13,861,443
1,619,480		Tesco PLC	15,405,373
4,711,840		Vodafone Group PLC	17,687,879
874,650		WM Morrison Supermarkets PLC	5,588,289
387,697		Wolseley PLC	5,699,960
634,377		WPP Group PLC	8,127,077
			155,830,200
Total Common Stock (Cost $483,380,423)			639,393,289
REAL ESTATE INVESTMENT TRUSTS: 0.4%
		United Kingdom: 0.4%
151,451		British Land Co. PLC	2,840,101
Total Real Estate Investment Trusts (Cost $2,387,242)			2,840,101
Total Long-Term Investments (Cost $485,767,665)			642,233,390
Principal Amount			Value
SHORT-TERM INVESTMENTS: 9.9%
		U.S. Government Agency Obligations: 0.9%
$6,073,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	6,071,971
Total U.S. Government Agency Obligations (Cost $6,071,971)			6,071,971
		Securities Lending Collateralcc: 9.0%
58,172,040		Bank of New York Mellon Corp. Institutional Cash Reserves	58,172,040
Total Securities Lending Collateral (Cost $58,172,040)			58,172,040
Total Short-Term Investments (Cost $64,244,011)			64,244,011

Total Investments in Securities (Cost $550,011,676)*	108.7%	$706,477,401
Other Assets and Liabilities - Net	(8.7)	(56,718,684)
Net Assets	100.0%	$649,758,717

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $551,157,985

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$171,321,581
Gross Unrealized Depreciation	(16,002,165)
Net Unrealized Appreciation	$155,319,416

Industry	Percentage of Net Assets
Agriculture	0.6%
Apparel	1.8
Auto Manufacturers	1.9
Banks	16.7
Beverages	1.9
Building Materials	5.4
Chemicals	2.9
Commercial Services	0.8
Distribution/Wholesale	3.6
Diversified	0.4
Diversified Financial Services	5.0
Electric	2.2
Electronics	2.3
Engineering & Construction	1.7
Food	5.4
Gas	0.4
Hand/Machine Tools	0.7
Healthcare - Products	0.9
Home Furnishings	1.3
Insurance	3.6
Lodging	0.9
Machinery - Construction & Mining	0.4
Media	3.2
Mining	3.9
Miscellaneous Manufacturing	2.1
Office/Business Equip	1.0
Oil & Gas	9.8
Pharmaceuticals	7.2
Real Estate	0.7
Retail	1.4
Semiconductors	1.3
Software	1.2
Telecommunications	4.7
Transportation	1.5
Short-Term Investments	9.9
Other Assets and Liabilities - Net	(8.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 94.2%
		Advertising: 1.7%
60,101	@,L	Clear Channel Outdoor Holdings, Inc.	$1,662,394
26,600	@,L	Lamar Advertising Co.	1,278,662
33,500		Omnicom Group	1,592,255
			4,533,311
		Aerospace/Defense: 1.2%
26,700	@,L	Alliant Techsystems, Inc.	3,037,392
			3,037,392
		Apparel: 1.6%
59,800		VF Corp.	4,105,868
			4,105,868
		Auto Manufacturers: 1.1%
58,200		Oshkosh Truck Corp.	2,750,532
			2,750,532
		Auto Parts & Equipment: 0.8%
41,600		WABCO Holdings, Inc.	2,083,744
			2,083,744
		Banks: 6.8%
41,300	L	Cullen/Frost Bankers, Inc.	2,092,258
56,340	L	M&T Bank Corp.	4,595,654
23,300		Northern Trust Corp.	1,784,314
274,600		Synovus Financial Corp.	6,612,366
51,800		Wilmington Trust Corp.	1,823,360
15,360	L	Zions Bancorp.	717,158
			17,625,110
		Beverages: 2.4%
61,800	L	Brown-Forman Corp.	4,579,998
72,450	@,L	Constellation Brands, Inc.	1,712,718
			6,292,716
		Building Materials: 0.4%
57,200	@,L	Owens Corning, Inc.	1,156,584
			1,156,584
		Chemicals: 3.6%
80,308		Albemarle Corp.	3,312,705
49,000	L	PPG Industries, Inc.	3,441,270
46,700		Sigma-Aldrich Corp.	2,549,820
			9,303,795
		Commercial Services: 0.7%
73,400		Western Union Co.	1,782,152
			1,782,152
		Computers: 1.3%
55,300		Jack Henry & Associates, Inc.	1,346,002
81,100	@	NCR Corp.	2,035,610
			3,381,612
		Distribution/Wholesale: 1.7%
96,700		Genuine Parts Co.	4,477,210
			4,477,210
		Diversified Financial Services: 1.6%
13,800	@,L	Affiliated Managers Group, Inc.	1,620,948
5,100		Legg Mason, Inc.	373,065
33,500		T. Rowe Price Group, Inc.	2,039,480
			4,033,493

Shares			Value
		Electric: 8.9%
101,000		American Electric Power Co., Inc.	$4,702,560
196,100		CMS Energy Corp.	3,408,218
57,200		FirstEnergy Corp.	4,137,848
106,900		PG&E Corp.	4,606,321
134,100	L	Westar Energy, Inc.	3,478,554
129,200		Xcel Energy, Inc.	2,916,044
			23,249,545
		Electrical Components & Equipment: 1.1%
58,800	W	Ametek, Inc.	2,754,192
			2,754,192
		Electronics: 2.3%
43,800		Amphenol Corp.	2,031,006
99,800	@	Arrow Electronics, Inc.	3,920,144
			5,951,150
		Environmental Control: 1.1%
93,850		Republic Services, Inc.	2,942,198
			2,942,198
		Food: 3.0%
35,550	@	Dean Foods Co.	919,323
62,300		Safeway, Inc.	2,131,283
104,500		Supervalu, Inc.	3,920,840
12,300		WM Wrigley Jr. Co.	720,165
			7,691,611
		Gas: 2.3%
59,300		Energen Corp.	3,808,839
79,100		UGI Corp.	2,155,475
			5,964,314
		Healthcare-Products: 0.1%
4,678	@	Henry Schein, Inc.	287,229
			287,229
		Healthcare-Services: 4.1%
69,100	@,L	Community Health Systems, Inc.	2,547,026
98,400	@	Coventry Health Care, Inc.	5,830,200
63,800	@,L	Lincare Holdings, Inc.	2,243,208
			10,620,434
		Household Products/Wares: 3.2%
46,200	L	Clorox Co.	3,010,854
56,600		Fortune Brands, Inc.	4,095,576
55,800	@,L	Jarden Corp.	1,317,438
			8,423,868
		Insurance: 10.5%
10,700	L	AMBAC Financial Group, Inc.	275,739
80,750	L	Assurant, Inc.	5,402,175
129,861		Cincinnati Financial Corp.	5,134,704
30,200	@@	Everest Re Group Ltd.	3,032,080
286,050		Old Republic International Corp.	4,408,031
118,400		OneBeacon Insurance Group Ltd.	2,545,600
51,900	L	Principal Financial Group, Inc.	3,572,796
94,800		WR Berkley Corp.	2,825,988
			27,197,113
		Iron/Steel: 0.3%
11,438		Carpenter Technology Corp.	859,794
			859,794

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Lodging: 0.7%
53,800	L	Marriott International, Inc.	$1,838,884
			1,838,884
		Media: 2.9%
112,100	@	Cablevision Systems Corp.	2,746,450
59,000		Clear Channel Communications, Inc.	2,036,680
3,490		Washington Post	2,762,091
			7,545,221
		Mining: 0.6%
18,100	L	Vulcan Materials Co.	1,431,529
			1,431,529
		Miscellaneous Manufacturing: 2.8%
72,300		Carlisle Cos., Inc.	2,677,269
98,200		Dover Corp.	4,526,038
			7,203,307
		Oil & Gas: 2.3%
29,800	@,L	CVR Energy, Inc.	743,212
60,200		Devon Energy Corp.	5,352,382
			6,095,594
		Oil & Gas Services: 1.1%
72,000	@,L	Helix Energy Solutions Group, Inc.	2,988,000
			2,988,000
		Packaging & Containers: 1.2%
70,200		Ball Corp.	3,159,000
			3,159,000
		Pharmaceuticals: 1.1%
158,500	@,L	Warner Chilcott Ltd.	2,810,205
			2,810,205
		Pipelines: 4.8%
31,106	@,L	Kinder Morgan Management, LLC	1,646,752
46,200		Oneok, Inc.	2,068,374
49,800	L	Questar Corp.	2,694,180
167,100		Williams Cos., Inc.	5,978,838
			12,388,144
		Real Estate: 1.2%
139,950	@@	Brookfield Properties Co. (U.S. Denominated Security)	2,694,038
10,350	L	Forest City Enterprises, Inc.	459,954
			3,153,992
		Retail: 7.4%
71,323	@,L	Autonation, Inc.	1,116,918
29,450	@,L	Autozone, Inc.	3,531,350
71,600		Burger King Holdings, Inc.	2,041,316
47,000	L	Columbia Sportswear Co.	2,072,230
100,100	L	Limited Brands, Inc.	1,894,893
128,000		Staples, Inc.	2,952,960
45,400	L	Tiffany & Co.	2,089,762
127,600	L	TJX Cos., Inc.	3,665,948
			19,365,377
		Savings & Loans: 1.1%
162,800	L	People's United Financial, Inc.	2,897,840
			2,897,840

Shares			Value
		Telecommunications: 3.4%
49,300	L	CenturyTel, Inc.	$2,043,978
63,700		Telephone & Data Systems, Inc.	3,669,120
246,521		Windstream Corp.	3,209,703
			8,922,801
		Transportation: 1.8%
39,800		Norfolk Southern Corp.	2,007,512
52,600	@@,L	Teekay Shipping Corp.	2,798,846
			4,806,358
Total Common Stock (Cost $233,632,409)			245,111,219
REAL ESTATE INVESTMENT TRUSTS: 3.6%
		Diversified: 0.7%
22,700		Vornado Realty Trust	1,996,465
			1,996,465
		Forest Products & Paper: 1.9%
28,600	L	Plum Creek Timber Co., Inc.	1,316,744
76,966	L	Rayonier, Inc.	3,635,874
			4,952,618
		Storage: 1.0%
34,800	L	Public Storage, Inc.	2,554,668
			2,554,668
Total Real Estate Investment Trusts (Cost $9,419,813)			9,503,751
Total Long-Term Investments (Cost $243,052,222)			254,614,970
Principal Amount			Value
SHORT-TERM INVESTMENTS: 23.0%
		U.S. Government Agency Obligations: 1.9%
$5,066,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	5,065,142
Total U.S. Government Agency Obligations (Cost $5,065,142)			5,065,142
		Securities Lending Collateralcc: 21.1%
54,865,855		Bank of New York Mellon Corp. Institutional Cash Reserves	54,865,855
Total Securities Lending Collateral (Cost $54,865,855)			54,865,855
Total Short-Term Investments (Cost $59,930,997)			59,930,997

Total Investments in Securities (Cost $302,983,219)*	120.8%	$314,545,967
Other Assets and Liabilities - Net	(20.8)	(54,233,786)
Net Assets	100.0%	$260,312,181

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $303,304,156

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,972,654
Gross Unrealized Depreciation	(12,730,843)
Net Unrealized Appreciation	$11,241,811

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS   PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 97.3%
		Aerospace/Defense: 4.2%
505,500		L-3 Communications Holdings, Inc.	$53,552,670
			53,552,670
		Biotechnology: 17.6%
999,190	@	Amgen, Inc.	46,402,384
1,386,200	@	Biogen Idec, Inc.	78,902,504
216,900	@,L	BioMimetic Therapeutics, Inc.	3,767,553
31,700	@	Genentech, Inc.	2,126,119
1,066,070	@	Genzyme Corp.	79,358,251
34,300	@,L	Micromet, Inc.	70,658
694,700	@,L	Millennium Pharmaceuticals, Inc.	10,406,606
192,300	@,L	Vertex Pharmaceuticals, Inc.	4,467,129
			225,501,204
		Computers: 2.6%
31,500	@,L	LaserCard Corp.	333,900
519,600	@,L	Quantum Corp.	1,397,724
578,800	@,L	Sandisk Corp.	19,198,796
473,766	L	Seagate Technology, Inc.	12,081,033
83,100	X	Seagate Technology, Inc.-Escrow	1
			33,011,454
		Diversified Financial Services: 8.4%
74,800		CIT Group, Inc.	1,797,444
121,200	L	Cohen & Steers, Inc.	3,632,364
2,696		Goldman Sachs Group, Inc.	579,775
927,208	L	Lehman Brothers Holdings, Inc.	60,676,492
771,160	L	Merrill Lynch & Co., Inc.	41,395,869
			108,081,944
		Electronics: 1.5%
525,848	@@,L	Tyco Electronics Ltd.	19,524,736
			19,524,736
		Healthcare-Products: 3.0%
525,848	@@	Covidien Ltd.	23,289,808
224,100		Johnson & Johnson	14,947,470
			38,237,278
		Healthcare-Services: 5.9%
1,298,500		UnitedHealth Group, Inc.	75,572,699
			75,572,699
		Internet: 1.1%
748,275	@,L	Liberty Media Corp.-Interactive-Class A	14,277,087
			14,277,087
		Media: 15.6%
1,173,700	@,L	Cablevision Systems Corp.	28,755,650
176,805		CBS Corp.-Class B	4,817,936
166,450	@,L	Comcast Corp.-Class A	3,039,377
2,576,285	@,L	Comcast Corp.-Special Class A	46,682,284
188,210	@	Discovery Holding Co.	4,731,599

Shares			Value
59,346	@,L	Liberty Global, Inc.	$2,325,770
60,213	@,L	Liberty Global, Inc.-Series C	2,203,194
154,855	@	Liberty Media Corp.-Capital Shares A	18,039,059
2,466,720	@,L	Sirius Satellite Radio, Inc.	7,474,162
2,716,530	L	Time Warner, Inc.	44,849,910
176,805	@,L	Viacom-Class B	7,765,276
860,500	L	Walt Disney Co.	27,776,940
91,300		World Wrestling Entertainment, Inc.	1,347,588
			199,808,745
		Miscellaneous Manufacturing: 2.9%
397,300		Pall Corp.	16,019,136
525,848	@@,L	Tyco International Ltd.	20,849,873
			36,869,009
		Oil & Gas: 8.0%
1,556,000	L	Anadarko Petroleum Corp.	102,213,640
			102,213,640
		Oil & Gas Services: 8.9%
525,700	@,L	Grant Prideco, Inc.	29,181,607
1,243,800	@,L	Weatherford International Ltd.	85,324,680
			114,506,287
		Pharmaceuticals: 7.2%
132,500	@,L	Alkermes, Inc.	2,065,675
1,542,044	@	Forest Laboratories, Inc.	56,207,504
535,000	@,L	ImClone Systems, Inc.	23,005,000
92,400	@,L	Isis Pharmaceuticals, Inc.	1,455,300
117,700	@,L	King Pharmaceuticals, Inc.	1,205,248
72,600	@,L	Nabi Biopharmaceuticals	262,086
65,832	@@	Teva Pharmaceutical Industries Ltd. ADR	3,059,871
410,600	@,L	Valeant Pharmaceuticals International	4,914,882
			92,175,566
		Retail: 0.1%
188,300	@,L	Charming Shoppes, Inc.	1,018,703
			1,018,703
		Semiconductors: 5.0%
624,800	@	Broadcom Corp.	16,332,272
88,400	@,L	Cabot Microelectronics Corp.	3,174,444
319,000	@,L	Cirrus Logic, Inc.	1,684,320
114,000	@,L	Cree, Inc.	3,131,580
84,600	@,L	DSP Group, Inc.	1,032,120
664,100		Intel Corp.	17,704,906
2,436,000	@,L	Micron Technology, Inc.	17,661,000
288,100	@	Teradyne, Inc.	2,978,954
			63,699,596
		Software: 2.1%
95,800	@,L	Advent Software, Inc.	5,182,780
320,400	@	Autodesk, Inc.	15,943,104
171,900		Microsoft Corp.	6,119,640
			27,245,524

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS   PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 3.2%
114,527	@	Arris Group, Inc.	$1,142,979
1,596,200		Motorola, Inc.	25,603,048
294,900	@@	Nokia OYJ ADR	11,321,211
462,100	@,L	RF Micro Devices, Inc.	2,638,591
			40,705,829
Total Common Stock (Cost $926,329,536)			1,246,001,971
Principal Amount			Value
SHORT-TERM INVESTMENTS: 19.5%
		U.S. Government Agency Obligations: 2.4%
$31,128,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	31,122,726
Total U.S. Government Agency Obligations (Cost $31,122,726)			31,122,726
		Securities Lending Collateralcc: 17.1%
218,788,769		Bank of New York Mellon Corp. Institutional Cash Reserves	218,788,769
Total Securities Lending Collateral (Cost $218,788,769)			218,788,769
Total Short-Term Investments (Cost $249,911,495)			249,911,495

Total Investments in Securities (Cost $1,176,241,031)*	116.8%	$1,495,913,466
Other Assets and Liabilities - Net	(16.8)	(215,070,735)
Net Assets	100.0%	$1,280,842,731

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $1,177,398,906

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$375,099,903
Gross Unrealized Depreciation	(56,585,343)
Net Unrealized Appreciation	$318,514,560

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS   PORTFOLIO OF INVESTMENTS
LARGE CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 98.1%
		Beverages: 5.0%
15,937		Coca-Cola Co.	$978,054
11,505		PepsiCo, Inc.	873,230
			1,851,284
		Biotechnology: 12.4%
29,739	@	Amgen, Inc.	1,381,079
17,451	@	Biogen Idec, Inc.	993,311
26,997	@	Genentech, Inc.	1,810,689
17,708	@	Vertex Pharmaceuticals, Inc.	411,357
			4,596,436
		Cosmetics/Personal Care: 3.0%
15,229		Procter & Gamble Co.	1,118,113
			1,118,113
		Diversified Financial Services: 9.9%
11,235		Lehman Brothers Holdings, Inc.	735,218
16,726		Merrill Lynch & Co., Inc.	897,852
12,304		Morgan Stanley	653,465
27,442	@	Nasdaq Stock Market, Inc.	1,358,105
			3,644,640
		Food: 3.0%
19,033		WM Wrigley Jr. Co.	1,114,382
			1,114,382
		Healthcare-Products: 4.4%
12,832		Johnson & Johnson	855,894
15,047		Medtronic, Inc.	756,413
			1,612,307
		Home Furnishings: 1.0%
5,094		Harman International Industries, Inc.	375,479
			375,479
		Insurance: 8.1%
15,229		American International Group, Inc.	887,851
15	@	Berkshire Hathaway, Inc.-Class A	2,124,000
			3,011,851
		Internet: 21.3%
35,406	@	Akamai Technologies, Inc.	1,225,048
36,847	@	Amazon.com, Inc.	3,413,506
35,406	@	eBay, Inc.	1,175,125
30,093	@	IAC/InterActiveCorp.	810,104
53,114	@	Yahoo!, Inc.	1,235,432
			7,859,215
		Media: 4.2%
48,682		Time Warner, Inc.	803,740
23,010		Walt Disney Co.	742,763
			1,546,503
		Retail: 1.6%
22,130		Home Depot, Inc.	596,182
			596,182
		Semiconductors: 7.5%
46,911		Intel Corp.	1,250,647
45,140		Texas Instruments, Inc.	1,507,674
			2,758,321

Shares			Value
		Software: 9.3%
23,546	@	Electronic Arts, Inc.	$1,375,322
29,213		Microsoft Corp.	1,039,983
49,572	@	Red Hat, Inc.	1,033,080
			3,448,385
		Telecommunications: 7.4%
35,406	@	Cisco Systems, Inc.	958,440
57,536		Motorola, Inc.	922,877
22,130		Qualcomm, Inc.	870,816
			2,752,133
Total Common Stock (Cost $30,834,359)			36,285,231
Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.2%
		U.S. Government Agency Obligations: 1.2%
$444,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	443,925
Total Short-Term Investments (Cost $443,925)			443,925

Total Investments in Securities (Cost $31,278,284)*	99.3%	$36,729,156
Other Assets and Liabilities - Net	0.7	270,527
Net Assets	100.0%	$36,999,683

@  Non-income producing security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $31,818,150

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,638,983
Gross Unrealized Depreciation	(1,727,977)
Net Unrealized Appreciation	$4,911,006

See Accompanying Notes to Financial Statements

ING LORD ABBETT   PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT SECURITIES PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 85.5%
		Federal Home Loan Bank: 7.7%
$2,750,000		5.125%, due 08/14/13	$2,902,251
560,000		5.500%, due 08/13/14	604,426
			3,506,677
		Federal Home Loan Mortgage Corporation: 26.8%
282,617		4.198%, due 01/01/34	285,842
245,008		4.687%, due 03/01/35	243,579
213,759		5.000%, due 01/01/19	214,319
1,446,397	S	5.000%, due 04/01/20	1,448,043
132,145		5.000%, due 05/01/20	132,295
1,098,378		5.000%, due 10/01/20	1,099,628
575,408		5.000%, due 12/01/20	576,063
931,190		5.000%, due 04/01/21	932,344
565,587		5.000%, due 11/01/21	566,288
119,453		5.500%, due 01/01/21	120,947
707,539		5.500%, due 03/01/21	716,311
1,974,813		5.500%, due 01/01/22	1,999,297
1,358,189		5.500%, due 08/01/22	1,374,749
443,592		5.500%, due 06/01/35	442,917
686,853		5.500%, due 05/01/37	685,543
577,320		5.500%, due 11/01/37	576,218
231,498		5.685%, due 11/01/35	233,491
305,738		6.142%, due 06/01/36	309,375
12,708	C	6.500%, due 06/15/08	12,684
185,681		7.000%, due 04/01/32	194,578
			12,164,511
		Federal National Mortgage Corporation: 41.4%
187,512		3.494%, due 08/01/33	188,642
860,000		4.625%, due 10/15/13	886,393
305,000		4.856%, due 08/01/35	304,437
361,082		4.993%, due 04/01/35	362,394
545,205		5.252%, due 10/01/35	563,337
416,796		5.389%, due 04/01/36	430,483
472,150		5.475%, due 04/01/36	477,724
425,541		5.487%, due 11/01/36	431,400
296,304		5.500%, due 04/01/33	296,878
205,476		5.500%, due 03/01/35	205,520
43,342		5.500%, due 05/01/35	43,323
10,361,650	S	5.500%, due 02/01/36	10,352,076
253,800		5.500%, due 06/01/36	253,565
496,705		5.500%, due 11/01/36	496,479
152,828		5.500%, due 01/01/37	152,686
905,146		5.500%, due 05/01/37	904,267
286,692		5.500%, due 07/01/37	286,414
340,118		5.500%, due 09/01/37	339,788
370,559		5.505%, due 04/01/36	375,211
249,195		5.512%, due 04/01/36	252,283
179,804	^	5.706%, due 02/01/37	182,650
313,754		5.744%, due 10/01/36	319,316
185,439		5.936%, due 05/01/36	189,233
480,706		5.961%, due 12/01/36	491,239
			18,785,738
		Government National Mortgage Association: 9.6%
4,320,000		5.500%, due 07/15/36	4,352,637
			4,352,637
Total U.S. Government Agency Obligations (Cost $37,963,346)			38,809,563

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 12.2%
		U.S. Treasury Bonds: 10.3%
$600,000	S	4.000%, due 02/15/14	$613,172
1,595,000		4.250%, due 11/15/17	1,623,287
1,930,000		4.500%, due 02/15/36	1,940,405
470,000		4.750%, due 02/15/37	492,032
			4,668,896
		U.S. Treasury STRIP: 0.9%
1,430,000	^^	4.459%, due 02/15/36	410,226
			410,226
		Treasury Inflation Indexed Protected Securities: 1.0%
481,457		1.625%, due 01/15/15	483,526
			483,526
Total U.S. Treasury Obligations (Cost $5,389,759)			5,562,648

Total Investments in Securities (Cost $43,353,105)*	97.7%	$44,372,211
Other Assets and Liabilities - Net	2.3	1,035,107
Net Assets	100.0%	$45,407,318

STRIP  Separate Trading of Registered Interest and Principal of Securities

C  Bond may be called prior to maturity date.

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

^  Interest Only (IO) Security

^^  Principal Only (PO) Security

*  Cost for federal income tax purposes is $43,379,179

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,015,078
Gross Unrealized Depreciation	(22,046)
Net Unrealized Appreciation	$993,032

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 98.9%
		Aerospace/Defense: 1.8%
73,400		L-3 Communications Holdings, Inc.	$7,775,996
			7,775,996
		Beverages: 1.7%
314,842	@	Constellation Brands, Inc.	7,442,865
			7,442,865
		Coal: 0.6%
44,700		Peabody Energy Corp.	2,755,308
			2,755,308
		Commercial Services: 1.6%
193,200		Moody's Corp.	6,897,240
			6,897,240
		Computers: 1.5%
140,900	@	Affiliated Computer Services, Inc.	6,354,590
			6,354,590
		Diversified Financial Services: 5.5%
42,650		Goldman Sachs Group, Inc.	9,171,883
25,200		Legg Mason, Inc.	1,843,380
110,300		Merrill Lynch & Co., Inc.	5,920,904
125,100		Morgan Stanley	6,644,061
			23,580,228
		Electric: 4.3%
118,800		FirstEnergy Corp.	8,593,992
76,400	@	Mirant Corp.	2,978,072
157,300	@	NRG Energy, Inc.	6,817,382
			18,389,446
		Engineering & Construction: 6.4%
215,200	@@	Chicago Bridge & Iron Co. NV	13,006,687
66,300	@	KBR, Inc.	2,572,440
164,200	@	McDermott International, Inc.	9,692,726
37,500	@	Shaw Group, Inc.	2,266,500
			27,538,353
		Food: 1.6%
284,300		ConAgra Foods, Inc.	6,763,497
			6,763,497
		Healthcare-Products: 0.8%
51,040	@	Zimmer Holdings, Inc.	3,376,296
			3,376,296
		Healthcare-Services: 5.8%
149,900		Aetna, Inc.	8,653,727
157,100		UnitedHealth Group, Inc.	9,143,220
78,100	@	WellPoint, Inc.	6,851,713
			24,648,660
		Home Builders: 1.9%
15,200	@	NVR, Inc.	7,964,800
			7,964,800
		Insurance: 7.5%
123,620		American International Group, Inc.	7,207,046
142,100		Assurant, Inc.	9,506,490

Shares			Value
2,600	@	Berkshire Hathaway, Inc.-Class B	$12,313,600
38,000		Hartford Financial Services Group, Inc.	3,313,220
			32,340,356
		Internet: 1.8%
182,700	@,@@	Check Point Software Technologies	4,012,092
216,900	@	Symantec Corp.	3,500,766
			7,512,858
		Iron/Steel: 1.5%
53,100		United States Steel Corp.	6,420,321
			6,420,321
		Leisure Time: 1.3%
118,100		Harley-Davidson, Inc.	5,516,451
			5,516,451
		Machinery-Construction & Mining: 4.4%
58,500		Caterpillar, Inc.	4,244,760
67,100		Joy Global, Inc.	4,416,522
157,800	@	Terex Corp.	10,346,946
			19,008,228
		Media: 1.3%
126,400		McGraw-Hill Cos., Inc.	5,537,584
			5,537,584
		Metal Fabricate/Hardware: 0.7%
112,600	@,@@	Sterlite Industries India Ltd. ADR	2,935,482
			2,935,482
		Mining: 6.0%
120,600		Freeport-McMoRan Copper & Gold, Inc.	12,354,264
168,500	@@	Teck Cominco Ltd.	6,017,135
102,800	@@	Xstrata PLC	7,213,574
			25,584,973
		Miscellaneous Manufacturing: 1.6%
182,000		General Electric Co.	6,746,740
			6,746,740
		Oil & Gas: 15.3%
123,900	@@	Canadian Natural Resources Ltd.	9,062,046
147,400	@	Denbury Resources, Inc.	4,385,150
57,900		EOG Resources, Inc.	5,167,575
48,800		ExxonMobil Corp.	4,572,072
163,000		Noble Corp.	9,211,130
100,900	@@	Petroleo Brasileiro SA ADR	11,627,716
93,500	@	Southwestern Energy Co.	5,209,820
75,800	@@	Suncor Energy, Inc.	8,241,734
212,780	@@	Talisman Energy, Inc.	3,940,686
84,750		XTO Energy, Inc.	4,352,760
			65,770,689
		Oil & Gas Services: 3.8%
163,800		Halliburton Co.	6,209,658
137,600	@	National Oilwell Varco, Inc.	10,108,096
			16,317,754

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Pharmaceuticals: 3.3%
232,800	@	NBTY, Inc.	$6,378,720
113,200	@@	Shire PLC ADR	7,805,140
			14,183,860
		Retail: 6.7%
122,600		Best Buy Co., Inc.	6,454,890
169,200		JC Penney Co., Inc.	7,443,108
31,800		Liz Claiborne, Inc.	647,130
236,700		Macy's, Inc.	6,123,429
150,500	@	Saks, Inc.	3,124,380
176,000		TJX Cos., Inc.	5,056,480
			28,849,417
		Semiconductors: 2.1%
88,400	@	International Rectifier Corp.	3,002,948
172,600		Texas Instruments, Inc.	5,764,840
			8,767,788
		Software: 4.6%
61,200	@	Activision, Inc.	1,817,640
217,980		Microsoft Corp.	7,760,088
297,910	@	Oracle Corp.	6,726,808
180,800	@	Take-Two Interactive Software, Inc.	3,335,760
			19,640,296
		Telecommunications: 1.5%
75,400	@@	China Mobile Ltd. ADR	6,549,998
			6,549,998
		Transportation: 2.0%
58,000		DryShips, Inc.	4,489,200
25,650	@@	Frontline Ltd.	1,224,080
109,772	@@	Ship Finance International Ltd.	3,041,782
			8,755,062

Total Investments in Securities (Cost $355,377,787)*	98.9%	$423,925,136
Other Assets and Liabilities - Net	1.1	4,882,427
Net Assets	100.0%	$428,807,563

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $355,623,338

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$90,603,203
Gross Unrealized Depreciation	(22,301,405)
Net Unrealized Appreciation	$68,301,798

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN REGENCY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 88.7%
		Aerospace/Defense: 4.3%
5,600	@@	Empresa Brasileira de Aeronautica SA ADR	$255,304
2,900		L-3 Communications Holdings, Inc.	307,226
10,300	@	Spirit Aerosystems Holdings, Inc.	355,350
			917,880
		Auto Parts & Equipment: 1.0%
4,500		WABCO Holdings, Inc.	225,405
			225,405
		Beverages: 1.7%
15,200	@	Constellation Brands, Inc.	359,328
			359,328
		Computers: 1.6%
7,700	@	Affiliated Computer Services, Inc.	347,270
			347,270
		Diversified Financial Services: 4.9%
3,850		Bear Stearns Cos., Inc.	339,763
12,400		Jefferies Group, Inc.	285,820
1,400		Legg Mason, Inc.	102,410
6,300		Morgan Stanley	334,593
			1,062,586
		Electric: 10.0%
4,500		Constellation Energy Group, Inc.	461,385
13,700		DPL, Inc.	406,205
6,000		FirstEnergy Corp.	434,040
5,200	@	Mirant Corp.	202,696
7,200	@	NRG Energy, Inc.	312,048
6,600		PPL Corp.	343,794
			2,160,168
		Electronics: 1.4%
8,600	@	Avnet, Inc.	300,742
			300,742
		Engineering & Construction: 4.9%
9,500	@@	Chicago Bridge & Iron Co. NV	574,179
6,900	@	McDermott International, Inc.	407,307
1,400	@	Shaw Group, Inc.	84,616
			1,066,102
		Food: 2.9%
14,700		ConAgra Foods, Inc.	349,713
9,900	@	Smithfield Foods, Inc.	286,308
			636,021
		Healthcare-Products: 1.1%
5,200	@@	Covidien Ltd.	230,308
			230,308
		Healthcare-Services: 2.4%
5,900		Aetna, Inc.	340,607
3,100	@	Coventry Health Care, Inc.	183,675
			524,282
		Home Builders: 1.5%
605	@	NVR, Inc.	317,020
			317,020
		Home Furnishings: 1.1%
2,800		Whirlpool Corp.	228,564
			228,564

Shares			Value
		Insurance: 5.2%
6,400		Assurant, Inc.	$428,160
5,100		Cigna Corp.	274,023
4,100	@@	Endurance Specialty Holdings Ltd.	171,093
5,000		Stancorp Financial Group, Inc.	251,900
			1,125,176
		Internet: 0.9%
8,900	@,@@	Check Point Software Technologies	195,444
			195,444
		Iron/Steel: 3.2%
2,500		Cleveland-Cliffs, Inc.	252,000
3,600		United States Steel Corp.	435,276
			687,276
		Leisure Time: 1.1%
5,100		Harley-Davidson, Inc.	238,221
			238,221
		Machinery-Construction & Mining: 3.2%
3,350		Joy Global, Inc.	220,497
7,200	@	Terex Corp.	472,104
			692,601
		Media: 1.2%
5,900		McGraw-Hill Cos., Inc.	258,479
			258,479
		Metal Fabricate/Hardware: 1.1%
9,200	@,@@	Sterlite Industries India Ltd. ADR	239,844
			239,844
		Mining: 5.1%
7,400		Freeport-McMoRan Copper & Gold, Inc.	758,056
9,700	@@	Teck Cominco Ltd.	346,387
			1,104,443
		Miscellaneous Manufacturing: 1.5%
3,400		Eaton Corp.	329,630
			329,630
		Oil & Gas: 7.9%
6,400	@@	Canadian Natural Resources Ltd.	468,096
9,200	@	Denbury Resources, Inc.	273,700
8,600		Noble Corp.	485,986
3,300	@	Southwestern Energy Co.	183,876
7,375	@@	Talisman Energy, Inc.	136,585
3,250		XTO Energy, Inc.	166,920
			1,715,163
		Oil & Gas Services: 2.8%
5,200	@	National Oilwell Varco, Inc.	381,992
3,400	@	Oceaneering International, Inc.	228,990
			610,982
		Pharmaceuticals: 4.5%
12,100	@	Endo Pharmaceuticals Holdings, Inc.	322,707
11,500	@	NBTY, Inc.	315,100
4,800	@@	Shire PLC ADR	330,960
			968,767

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN REGENCY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Retail: 5.6%
1,800		Abercrombie & Fitch Co.	$143,946
3,450	@	Aeropostale, Inc.	91,425
6,600		JC Penney Co., Inc.	290,334
5,400		Liz Claiborne, Inc.	109,890
8,700		Macy's, Inc.	225,069
4,800	@	Saks, Inc.	99,648
8,700		TJX Cos., Inc.	249,951
			1,210,263
		Semiconductors: 1.4%
8,600	@	International Rectifier Corp.	292,142
			292,142
		Software: 2.3%
5,500	@	Activision, Inc.	163,350
17,900	@	Take-Two Interactive Software, Inc.	330,255
			493,605
		Telecommunications: 1.0%
20,900	@	Arris Group, Inc.	208,582
			208,582
		Transportation: 1.9%
8,400		Eagle Bulk Shipping, Inc.	223,020
6,867	@@	Ship Finance International Ltd.	190,285
			413,305
Total Common Stock (Cost $17,992,456 )			19,159,599
REAL ESTATE INVESTMENT TRUSTS: 3.7%
		Diversified: 0.7%
5,900		iStar Financial, Inc.	153,695
			153,695
		Health Care: 0.8%
3,600		Ventas, Inc.	162,900
			162,900
		Mortgage: 1.2%
13,600		Annaly Capital Management, Inc.	247,248
			247,248
		Shopping Centers: 0.6%
3,500		Developers Diversified Realty Corp.	134,015
			134,015
		Warehouse/Industrial: 0.4%
2,500		First Industrial Realty Trust, Inc.	86,500
			86,500
Total Real Estate Investment Trusts (Cost $900,518)			784,358

Total Investments in Securities (Cost $18,892,974)*	92.4%	$19,943,957
Other Assets and Liabilities - Net	7.6	1,650,396
Net Assets	100.0%	$21,594,353

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $18,937,078

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,289,999
Gross Unrealized Depreciation	(1,283,120)
Net Unrealized Appreciation	$1,006,879

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 61.2%
		Aerospace/Defense: 4.8%
34,500		Boeing Co.	$3,017,370
			3,017,370
		Banks: 2.8%
17,000		Bank of New York Mellon Corp.	828,920
10,400	L	Capital One Financial Corp.	491,504
27,500	L	National City Corp.	452,650
			1,773,074
		Biotechnology: 4.3%
34,300	@	Biogen Idec, Inc.	1,952,356
31,700	@,L	Nektar Therapeutics	212,707
22,000	@,L	Regeneron Pharmaceuticals, Inc.	531,300
			2,696,363
		Commercial Services: 3.8%
32,000	@,W,L	ChoicePoint, Inc.	1,165,440
34,400	L	Moody's Corp.	1,228,080
			2,393,520
		Diversified Financial Services: 10.1%
44,800		CIT Group, Inc.	1,076,544
121,800	L	Countrywide Financial Corp.	1,088,892
53,300	L	Freddie Mac	1,815,931
36,600	L	Lehman Brothers Holdings, Inc.	2,395,102
			6,376,469
		Food: 1.6%
32,500		Sysco Corp.	1,014,325
			1,014,325
		Healthcare-Services: 4.5%
32,000	@	WellPoint, Inc.	2,807,360
			2,807,360
		Home Builders: 3.5%
63,900	L	Lennar Corp.	1,143,171
97,100	L	Pulte Homes, Inc.	1,023,434
			2,166,605
		Insurance: 2.1%
30,300	L	AMBAC Financial Group, Inc.	780,831
305,000	X	Conseco, Inc.-Escrow	—
19,500	L	MBIA, Inc.	363,285
14,100		PMI Group, Inc.	187,248
			1,331,364
		Internet: 1.1%
1,000	@	Google, Inc.-Class A	691,480
			691,480
		Oil & Gas: 7.2%
51,100		ConocoPhillips	4,512,130
			4,512,130
		Pharmaceuticals: 4.5%
5,100	@	ImClone Systems, Inc.	219,300
25,500	@@	Roche Holding Ltd. ADR	2,202,800
22,000	@,L	Theravance, Inc.	429,000
			2,851,100

Shares			Value
		Retail: 7.0%
49,500	L	Family Dollar Stores, Inc.	$951,885
38,000	L	Petsmart, Inc.	894,140
30,100		Wal-Mart Stores, Inc.	1,430,653
28,800		Yum! Brands, Inc.	1,102,176
			4,378,854
		Semiconductors: 2.1%
22,647	@,@@,L	ASML Holding NV	708,625
62,001	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	617,530
			1,326,155
		Software: 1.1%
15,100	@@,L	Infosys Technologies Ltd. ADR	684,936
			684,936
		Telecommunications: 0.7%
9,500	@,L	NII Holdings, Inc.	459,040
			459,040
Total Common Stock (Cost $43,751,904)			38,480,145
REAL ESTATE INVESTMENT TRUSTS: 0.8%
		Mortgage: 0.8%
25,800		Annaly Capital Management, Inc.	469,044
			469,044
Total Real Estate Investment Trusts (Cost $402,184)			469,044
Principal Amount			Value
CORPORATE BONDS/NOTES: 22.0%
		Aerospace/Defense: 1.1%
$665,000	C	General Dynamics Corp., 4.500%, due 08/15/10	670,307
			670,307
		Banks: 2.5%
720,000		Bank of America Corp., 4.375%, due 12/01/10	719,165
220,000		US Bancorp., 4.500%, due 07/29/10	222,039
200,000		US Bancorp., 5.300%, due 04/28/09	202,068
460,000	L	Wachovia Corp., 4.375%, due 06/01/10	454,148
			1,597,420
		Chemicals: 1.0%
635,000	C	EI Du Pont de Nemours & Co., 4.125%, due 04/30/10	633,070
			633,070
		Cosmetics/Personal Care: 1.1%
555,000	C,L	Procter & Gamble Co., 3.500%, due 12/15/08	549,343
130,000		Procter & Gamble Co., 6.875%, due 09/15/09	136,166
			685,509

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
		Diversified Financial Services: 9.2%
$260,000		American Express Credit Corp., 3.000%, due 05/16/08	$258,389
405,000		American Express Credit Corp., 5.000%, due 12/02/10	409,687
520,000	C	Ameriprise Financial, Inc., 5.350%, due 11/15/10	528,893
575,000	C,L	Boeing Capital Corp., 6.500%, due 02/15/12	617,854
325,000		CIT Group, Inc., 4.750%, due 12/15/10	308,479
260,000		Citigroup, Inc., 4.625%, due 08/03/10	258,738
300,000		Citigroup, Inc., 6.000%, due 02/21/12	310,704
350,000		General Electric Capital Corp., 4.875%, due 10/21/10	355,433
200,000		General Electric Capital Corp., 6.000%, due 06/15/12	209,872
340,000	L	General Motors Acceptance Corp., 6.125%, due 01/22/08	338,580
600,000		Goldman Sachs Group, Inc., 5.700%, due 09/01/12	617,921
260,000		HSBC Finance Corp., 4.125%, due 11/16/09	257,137
200,000		HSBC Finance Corp., 7.000%, due 05/15/12	209,749
325,000		John Deere Capital Corp., 7.000%, due 03/15/12	354,211
290,000		Merrill Lynch & Co., Inc., 3.700%, due 04/21/08	287,926
500,000		SLM Corp., 4.500%, due 07/26/10	458,869
			5,782,442
		Environmental Control: 0.2%
125,000	C	Waste Management, Inc., 6.500%, due 11/15/08	126,636
			126,636
		Food: 1.7%
530,000	C	General Mills, Inc., 6.000%, due 02/15/12	544,008
545,000	C	Kellogg Co., 2.875%, due 06/01/08	539,873
			1,083,881
		Insurance: 0.8%
540,000	C	Berkshire Hathaway Finance Corp., 3.375%, due 10/15/08	535,325
2,345,000	X	Conseco Finance Trust II-Escrow, Discount Note, due 11/15/26	—
2,350,000	X	Conseco Finance Trust II-Escrow, Discount Note, due 04/01/27	—
			535,325
		Media: 1.8%
125,000		News America Holdings, 9.250%, due 02/01/13	146,263
280,000		Time Warner Entertainment Co. LP, 7.250%, due 09/01/08	283,804
645,000	C	Walt Disney Co., 5.700%, due 07/15/11	672,863
			1,102,930

Principal Value			Value
		Pipelines: 0.7%
$415,000	C	Spectra Energy Capital, LLC, 7.500%, due 10/01/09	$432,789
			432,789
		Telecommunications: 1.9%
585,000	C	Cisco Systems, Inc., 5.250%, due 02/22/11	600,207
350,000	C	Verizon Global Funding Corp., 7.250%, due 12/01/10	375,422
200,000	C,L	Verizon Global Funding Corp., 7.375%, due 09/01/12	221,041
			1,196,670
Total Corporate Bonds/Notes (Cost $13,723,278)			13,846,979
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.4%
		Federal Home Loan Mortgage Corporation: 0.1%
75,000	L	4.875%, due 02/09/10	77,000
			77,000
		Federal National Mortgage Corporation: 0.7%
410,000	L	5.000%, due 10/15/11	427,799
			427,799
		Other U.S. Agency Obligations: 1.6%
260,000		Federal Farm Credit Bank, 4.750%, due 05/07/10	266,838
685,000		Federal Farm Credit Bank, 4.800%, due 04/25/11	709,579
			976,417
Total U.S. Government Agency Obligations (Cost $1,419,683)			1,481,216
U.S. TREASURY OBLIGATIONS: 10.9%
		U.S. Treasury Bonds: 3.4%
247,000	L	4.500%, due 05/15/17	256,089
1,725,000	L	5.000%, due 05/15/37	1,880,655
			2,136,744
		U.S. Treasury Notes: 4.0%
2,500,000	L	3.875%, due 10/31/12	2,549,805
			2,549,805
		U.S. Treasury STRIP: 3.5%
2,332,000	^^	6.762%, due 02/15/15	1,766,215
559,000	L,^^	6.763%, due 08/15/15	413,340
			2,179,555
Total U.S. Treasury Obligations (Cost $6,578,052)			6,866,104
Total Long-Term Investments (Cost $65,875,101)			61,143,488

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
SHORT-TERM INVESTMENTS: 32.4%
		U.S. Government Agency Obligations: 2.7%
$1,690,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$1,689,714
Total U.S. Government Agency Obligations (Cost $1,689,714)			1,689,714
		Securities Lending Collateralcc: 29.7%
18,685,000		Bank of New York Mellon Corp. Institutional Cash Reserves	18,685,000
Total Securities Lending Collateral (Cost $18,685,000)			18,685,000
Total Short-Term Investments (Cost $20,374,714)			20,374,714

Total Investments in Securities (Cost $86,249,815)*	129.7%	$81,518,202
Other Assets and Liabilities - Net	(29.7)	(18,664,517)
Net Assets	100.0%	$62,853,685

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

^^  Principal Only (PO) Security

Z  Zero Coupon Bond; rate shown reflects current effective yield.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $86,481,394

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,207,388
Gross Unrealized Depreciation	(8,170,580)
Net Unrealized Depreciation	$(4,963,192)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 98.7%
		Australia: 0.0%
136,480	L	Aristocrat Leisure Ltd.	$1,337,233
			1,337,233
		Bermuda: 1.1%
278,200		ACE Ltd.	17,187,196
227,100	L	XL Capital Ltd.	11,425,401
			28,612,597
		Brazil: 1.7%
274,400	L	Cia de Bebidas das Americas ADR	19,490,632
576,700	L	Empresa Brasileira de Aeronautica SA ADR	26,291,753
			45,782,385
		Canada: 1.3%
773,400	L	Husky Energy, Inc.	34,941,898
			34,941,898
		Finland: 1.0%
578,600		Fortum OYJ	25,991,051
			25,991,051
		France: 5.7%
90,000		BNP Paribas	9,765,009
328,448		LVMH Moet Hennessy Louis Vuitton SA	39,692,723
146,386	@,L	NicOx SA	2,342,352
316,399	L	Sanofi-Aventis	28,963,296
157,455		Societe Generale	22,772,593
354,354		Technip SA	28,185,803
198,594	L	Total SA	16,443,673
			148,165,449
		Germany: 6.2%
163,324		Allianz AG	35,217,392
437,960		Bayerische Motoren Werke AG	27,416,921
630,633		SAP AG	32,543,037
429,564	L	Siemens AG	68,025,686
			163,203,036
		India: 3.1%
1,685,713	@	Dish TV India Ltd.	4,320,293
2,835,184		Hindustan Lever Ltd.	15,269,751
166,600	L	ICICI Bank Ltd. ADR	10,245,900
717,065		Infosys Technologies Ltd.	31,983,361
1,555,538	@	Wire and Wireless India Ltd.	3,872,102
2,006,376		Zee Telefilms Ltd.	16,481,178
			82,172,585
		Italy: 0.9%
930,700		Bulgari S.p.A.	13,070,577
167,525	L	Tod's S.p.A.	11,727,978
			24,798,555
		Japan: 11.4%
460,500	L	Chugai Pharmaceutical Co., Ltd.	6,585,990
483,060		Credit Saison Co., Ltd.	13,159,018
75,700		Fanuc Ltd.	7,338,973
590,100		Hoya Corp.	18,670,270
3,774		KDDI Corp.	27,924,107
58,230		Keyence Corp.	14,299,517

Shares			Value
144,600		Kyocera Corp.	$12,778,922
1,017,000		Mitsubishi Electric Corp.	10,533,246
357,500		Murata Manufacturing Co., Ltd.	20,529,300
100,000		Nidec Corp.	7,225,219
26,900		Nintendo Co., Ltd.	15,794,388
288,000		Secom Co., Ltd.	15,723,021
364,600	L	Sega Sammy Holdings, Inc.	4,515,229
301,671		Seven & I Holdings Co., Ltd.	8,764,277
1,195,000		Shionogi & Co., Ltd.	21,186,262
825,500		Sony Corp.	44,975,612
1,081	@	Sony Financial Holdings, Inc.	4,131,827
389,100	L	Square Enix Co., Ltd.	11,846,111
2,073		Sumitomo Mitsui Financial Group, Inc.	15,340,776
315,900		Toyota Motor Corp.	16,824,427
			298,146,492
		Mexico: 2.2%
5,159,200		Fomento Economico Mexicano SA de CV ADR	19,739,992
2,381,600		Grupo Modelo SA	11,344,693
1,073,200		Grupo Televisa SA ADR	25,509,964
			56,594,649
		Netherlands: 2.9%
859,393	L	European Aeronautic Defence and Space Co. NV	27,427,864
787,577		Koninklijke Philips Electronics NV	33,747,888
340,100		TNT NV	14,110,692
			75,286,444
		Norway: 0.6%
702,800		Tandberg ASA	14,511,113
			14,511,113
		South Korea: 1.5%
23,201		Samsung Electronics Co., Ltd.	13,653,738
851,600	L	SK Telecom Co., Ltd. ADR	25,411,744
			39,065,482
		Spain: 1.0%
424,700		Inditex SA	25,698,609
			25,698,609
		Sweden: 6.5%
1,421,300		Assa Abloy AB	28,502,339
790,600		Hennes & Mauritz AB	47,756,671
902,752		Investor AB	20,434,323
32,055,000		Telefonaktiebolaget LM Ericsson	75,027,247
			171,720,580
		Switzerland: 2.8%
15,077	@	Basilea Pharmaceutica - REG	2,933,060
632,324		Credit Suisse Group	38,063,092
185,869		Roche Holding AG	32,130,389
			73,126,541
		Taiwan: 1.8%
1,958,385		MediaTek, Inc.	25,102,289
7,979,193		Taiwan Semiconductor Manufacturing Co., Ltd.	15,128,453

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Taiwan (continued)
658,689		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$6,560,542
			46,791,284
		United Kingdom: 12.5%
322,090		3I Group PLC	6,377,178
306,100	L	BP PLC ADR	22,397,337
938,768		Burberry Group PLC	10,610,373
2,183,750		Cadbury Schweppes PLC	26,700,478
656,069		Diageo PLC	14,082,686
857,695		Experian Group Ltd.	6,774,416
1,458,752	L	HSBC Holdings PLC	24,527,699
764,303		Pearson PLC	11,068,549
1,719,706		Prudential PLC	24,214,861
601,666		Reckitt Benckiser PLC	34,962,857
3,331,531		Royal Bank of Scotland Group PLC	29,415,669
1,161,754		Smith & Nephew PLC	13,328,808
2,779,220		Tesco PLC	26,437,449
17,081,706		Vodafone Group PLC	64,123,383
971,578		WPP Group PLC	12,446,998
			327,468,741
		United States: 34.5%
322,600		3M Co.	27,201,632
210,900	@,L	Acadia Pharmaceuticals, Inc.	2,334,663
760,383	@,L	Adobe Systems, Inc.	32,491,166
1,657,500	@,L	Advanced Micro Devices, Inc.	12,431,250
330,100		Aflac, Inc.	20,674,163
831,700		Altera Corp.	16,068,444
436,900		American International Group, Inc.	25,471,270
681,800		Automatic Data Processing, Inc.	30,360,554
144,700		Boeing Co.	12,655,462
718,500		Carnival Corp.	31,966,065
247,700		Chevron Corp.	23,117,841
441,900	@	Cisco Systems, Inc.	11,962,233
205,000	@	Coach, Inc.	6,268,900
311,400		Colgate-Palmolive Co.	24,276,744
1,278,800		Corning, Inc.	30,678,412
582,700	@,L	Cree, Inc.	16,006,769
1,277,400	@,L	eBay, Inc.	42,396,906
598,900		Emerson Electric Co.	33,933,674
133,600	@	Genentech, Inc.	8,960,552
575,500	@	Gilead Sciences, Inc.	26,478,755
72,100	@	Hospira, Inc.	3,074,344
191,400	@,L	InterMune, Inc.	2,551,362
395,200	L	International Game Technology	17,361,136
953,300	@	Intuit, Inc.	30,133,813
102,100		Johnson & Johnson	6,810,070
1,418,800	@	Juniper Networks, Inc.	47,104,160
343,800	L	Linear Technology Corp.	10,943,154
162,600		Lockheed Martin Corp.	17,115,276
768,400		Maxim Integrated Products	20,347,232
386,600		McDonald's Corp.	22,774,606
1,399,800		Microsoft Corp.	49,832,880
170,300	@,L	Nektar Therapeutics	1,142,713
403,500		Northern Trust Corp.	30,900,030
180,400		Northrop Grumman Corp.	14,186,656
62,300	@,L	Pharmion Corp.	3,916,178
102,700		Praxair, Inc.	9,110,517

Shares			Value
298,200		Raytheon Co.	$18,100,740
123,600	@,L	Regeneron Pharmaceuticals, Inc.	2,984,940
291,454	@,L	Seattle Genetics, Inc.	3,322,576
205,200	@,L	Shuffle Master, Inc.	2,460,348
6,503,539	@,L	Sirius Satellite Radio, Inc.	19,705,723
289,400	@,L	Theravance, Inc.	5,643,300
540,800	L	Tiffany & Co.	24,893,024
243,779	@,L	Transocean, Inc.	34,896,964
91,187		United Parcel Service, Inc.- Class B	6,448,745
519,800	L	Wal-Mart Stores, Inc.	24,706,094
833,400	L	Walt Disney Co.	26,902,152
555,800		Xilinx, Inc.	12,155,346
			905,259,534
Total Common Stock (Cost $2,009,995,113)			2,588,674,258
PREFERRED STOCK: 1.1%
		Germany: 1.1%
138,116		Bayerische Motoren Werke AG	7,332,251
10,184		Porsche AG	20,494,919
			27,827,170
Total Preferred Stock (Cost $13,627,664)			27,827,170
Total Long-Term Investments (Cost $2,023,622,777)			2,616,501,428
Principal Amount			Value
SHORT-TERM INVESTMENTS: 13.8%
		U.S. Government Agency Obligations: 0.0%
$130,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	129,978
Total U.S. Government Agency Obligations (Cost $129,978)			129,978
		Securities Lending Collateralcc: 13.8%
362,276,998		Bank of New York Mellon Corp. Institutional Cash Reserves	362,276,998
Total Securities Lending Collateral (Cost $362,276,998)			362,276,998
Total Short-Term Investments (Cost $362,406,976)			362,406,976

Total Investments in Securities (Cost $2,386,029,753)*	113.6%	$2,978,908,404
Other Assets and Liabilities - Net	(13.6)	(356,999,148)
Net Assets	100.0%	$2,621,909,256

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $2,402,042,968.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$677,512,902
Gross Unrealized Depreciation	(100,647,466)
Net Unrealized Appreciation	$576,865,436

Industry	Percentage of Net Assets
Aerospace/Defense	4.4%
Apparel	0.8
Auto Manufacturers	2.8
Banks	5.4
Beverages	2.5
Biotechnology	0.9
Chemicals	0.3
Commercial Services	0.9
Cosmetics/Personal Care	0.9
Diversified Financial Services	2.0
Electric	1.0
Electrical Components & Equipment	1.7
Electronics	4.4
Entertainment	0.8
Food	2.0
Healthcare - Products	0.8
Holding Companies - Diversified	1.5
Home Furnishings	1.7
Household Products/Wares	1.9
Insurance	5.3
Internet	1.6
Investment Companies	0.8
Leisure Time	1.4
Media	4.4
Metal Fabricate/Hardware	1.1
Miscellaneous Manufacturing	3.6
Oil & Gas	5.0
Oil & Gas Services	1.1
Pharmaceuticals	5.0
Retail	6.6
Semiconductors	5.7
Software	8.4
Telecommunications	11.5
Toys/Games/Hobbies	0.6
Transportation	0.8
Venture Capital	0.2
Short-Term Investments	13.8
Other Assets and Liabilities - Net	(13.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount				Value
CORPORATE BONDS/NOTES: 27.5%
			Agriculture: 0.1%
	$300,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	$320,399
				320,399
			Auto Manufacturers: 0.7%
	1,400,000	C	DaimlerChrysler NA Holding Corp., 5.461%, due 03/13/09	1,392,590
	1,995,000		DaimlerChrysler NA Holding Corp., 9.000%, due 08/03/14	1,923,362
				3,315,952
			Banks: 9.0%
	200,000		Abbey National Treasury Services PLC, 4.581%, due 07/02/08	200,064
	200,000		American Express Bank FSB, 6.000%, due 09/13/17	201,481
	3,700,000		American Express Centurion Bank, 5.252%, due 06/12/09	3,688,112
	200,000		American Express Centurion Bank, 6.000%, due 09/13/17	201,481
	900,000		Bank of America Corp., 5.750%, due 12/01/17	903,753
	5,500,000		Bank of America NA, 5.133%, due 06/12/09	5,489,435
	2,100,000		Barclays Bank PLC, 4.989%, due 03/17/08	2,100,449
	4,100,000	@@	Barclays Bank PLC, 5.450%, due 09/12/12	4,206,756
	700,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	706,638
	2,200,000	@@,#,C	BNP Paribas, 5.186%, due 06/29/15	2,005,291
	1,700,000		Calyon New York, 5.204%, due 01/16/09	1,697,935
	1,100,000	@@,#,C	Commonwealth Bank of Australia, 6.024%, due 03/15/16	1,026,873
	600,000	@@,#	Credit Agricole SA, 5.053%, due 05/28/09	600,481
	700,000	@@,#	Credit Agricole SA, 5.103%, due 05/28/10	700,271
	1,600,000	@@,C,L	Deutsche Bank AG, 6.000%, due 09/01/17	1,662,194
	1,700,000		Dexia Credit Local, 4.795%, due 09/29/08	1,700,554
	1,700,000		Fortis Bank SA, 4.780%, due 09/30/08	1,696,612
	1,700,000		Fortis Bank SA, 4.790%, due 06/30/08	1,698,518
DKK	6,062,445	@@	Nykredit Realkredit A/S, 5.000%, due 10/01/38	1,125,290
DKK	11,644,844	@@	Realkredit Danmark A/S, 5.000%, due 10/01/38	2,152,515
	$1,200,000		Royal Bank of Scotland, 4.810%, due 03/26/08	1,199,650

Principal Amount			Value
$1,500,000	@@,#	Santander US Debt SA Unipersonal, 4.925%, due 02/06/09	$1,491,869
1,200,000		Societe Generale, 4.815%, due 03/26/08	1,200,240
1,600,000	@@,#	Unicredit Luxembourg Finance SA, 5.143%, due 10/24/08	1,597,154
800,000	@@,#	VTB Capital (VNESHTORGBK), 5.494%, due 08/01/08	793,000
2,800,000		Wells Fargo & Co., 5.625%, due 12/11/17	2,806,997
			42,853,613
		Biotechnology: 0.3%
1,400,000	#,C	Amgen, Inc., 5.133%, due 11/28/08	1,398,677
			1,398,677
		Building Materials: 0.2%
800,000	@@,#,C,L	C8 Capital SPV Ltd., 6.640%, due 12/31/49	760,684
			760,684
		Chemicals: 0.1%
400,000	C	Rohm & Haas Co., 6.000%, due 09/15/17	407,162
			407,162
		Computers: 1.2%
5,700,000	C	International Business Machines Corp., 5.700%, due 09/14/17	5,903,399
			5,903,399
		Diversified Financial Services: 11.5%
1,300,000		American General Finance Corp., 6.900%, due 12/15/17	1,303,618
900,000		Bear Stearns Cos., Inc., 5.072%, due 08/21/09	867,003
3,900,000		Bear Stearns Cos., Inc., 5.494%, due 07/16/09	3,752,869
3,000,000		Caterpillar Financial Services Corp., 4.850%, due 12/07/12	3,008,439
400,000		CitiFinancial, 6.625%, due 06/01/15	420,625
500,000		Citigroup Funding, Inc., 4.858%, due 06/26/09	492,528
700,000		Citigroup, Inc., 5.300%, due 10/17/12	709,850
1,900,000		Citigroup, Inc., 5.500%, due 08/27/12	1,939,676
100,000	S	Citigroup, Inc., 5.625%, due 08/27/12	101,401
500,000		Citigroup, Inc., 5.850%, due 07/02/13	515,351
1,900,000	L	Citigroup, Inc., 6.000%, due 08/15/17	1,941,977
1,200,000	C	Citigroup, Inc., 8.300%, due 12/21/57	1,256,585
2,100,000		Ford Motor Credit Co., 5.800%, due 01/12/09	1,993,784

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$100,000		Ford Motor Credit Co., 7.250%, due 10/25/11	$86,685
1,700,000		General Electric Capital Corp., 4.939%, due 08/15/11	1,671,697
1,800,000		General Electric Capital Corp., 5.163%, due 03/12/10	1,790,266
4,800,000		General Electric Capital Corp., 5.500%, due 09/05/67	6,814,236
400,000		General Motors Acceptance Corp., 6.034%, due 09/23/08	386,495
4,000,000		Goldman Sachs Group, Inc., 5.481%, due 07/23/09	3,997,708
2,000,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	2,084,370
3,200,000	C	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,145,197
1,600,000		HSBC Finance Corp., 5.240%, due 10/21/09	1,593,115
1,000,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	1,018,277
2,000,000		Lehman Brothers Holdings, Inc., 5.170%, due 05/25/10	1,923,840
2,700,000		Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	2,753,619
3,700,000		Merrill Lynch & Co., Inc., 4.948%, due 05/08/09	3,601,562
300,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	306,064
1,800,000		Morgan Stanley, 4.925%, due 05/07/09	1,778,171
100,000	C	Morgan Stanley, 5.300%, due 03/01/13	99,860
1,300,000	C	Morgan Stanley, 6.250%, due 08/28/17	1,323,964
700,000	@@,#,C,L	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	703,132
1,100,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	1,060,837
500,000	#,C	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	467,864
			54,910,665
		Electric: 0.5%
300,000	C,S	Columbus Southern Power Co., 6.600%, due 03/01/33	302,284
2,100,000	@@,#,C	Enel Finance International SA, 6.250%, due 09/15/17	2,128,856
100,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	99,251
			2,530,391
		Healthcare-Products: 0.2%
1,000,000		Fresenius Medical Care Capital Trust II, 7.875%, due 02/01/08	1,001,312
			1,001,312

Principal Amount			Value
		Insurance: 0.9%
$3,000,000		American International Group, Inc., 5.850%, due 01/16/18	$3,025,332
1,300,000	#	Metropolitan Life Global Funding I, 4.945%, due 05/17/10	1,291,293
			4,316,625
		Lodging: 0.2%
800,000	C	Mandalay Resort Group, 6.500%, due 07/31/09	804,000
			804,000
		Mining: 0.0%
200,000	@@,C	Vale Overseas Ltd., 6.250%, due 01/23/17	201,621
			201,621
		Office/Business Equip: 0.1%
700,000	C	Xerox Corp., 9.750%, due 01/15/09	731,967
			731,967
		Pharmaceuticals: 0.1%
300,000	@@,C	AstraZeneca PLC, 5.900%, due 09/15/17	315,599
200,000	@@,C	AstraZeneca PLC, 6.450%, due 09/15/37	219,895
			535,494
		Pipelines: 0.1%
300,000	#	Williams Cos., Inc., 6.375%, due 10/01/10	304,875
			304,875
		Retail: 0.6%
2,700,000	C	CVS Caremark Corp., 5.750%, due 08/15/11	2,767,954
			2,767,954
		Telecommunications: 1.7%
24,000	C	AT&T Corp., 7.300%, due 11/15/11	26,026
400,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	397,618
4,100,000	C	AT&T, Inc., 6.300%, due 01/15/38	4,179,700
2,500,000	C,L	BellSouth Corp., 5.200%, due 09/15/14	2,498,543
30,000	C,S	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	32,512
600,000	C	Qwest Corp., 5.625%, due 11/15/08	600,000
200,000	C	Qwest Corp., 8.875%, due 03/15/12	215,000
			7,949,399
Total Corporate Bonds/ Notes (Cost $130,119,996)			131,014,189

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 70.7%
		Federal Home Loan Mortgage Corporation: 21.8%
$1,505,689	C	3.000%, due 05/15/22	$1,496,835
547,986	C,S	3.500%, due 05/15/22	545,646
1,455,508	C,S	3.500%, due 11/15/22	1,443,454
28,811	C	3.500%, due 07/15/32	27,748
1,544,799	C	4.000%, due 06/15/22	1,537,027
1,832,043	C	4.500%, due 11/15/13	1,828,393
1,755,171	C	4.500%, due 06/15/17	1,755,114
49,740	C	5.000%, due 09/15/16	49,238
3,788,593	C	5.000%, due 12/15/23	3,797,080
1,845,397	C	5.000%, due 01/15/24	1,845,887
1,854,099	C,S	5.000%, due 07/15/24	1,859,008
3,903,978	C	5.000%, due 04/15/26	3,912,592
471,579		5.000%, due 08/01/35	460,492
789,382		5.000%, due 09/01/35	770,823
1,088,826	C	5.178%, due 07/15/19	1,085,087
4,979,251	C	5.178%, due 08/15/19	4,961,923
6,636,137	C	5.178%, due 10/15/20	6,612,593
220,743	C,S	5.185%, due 01/25/45	209,173
4,465,610	C	5.258%, due 02/15/19	4,443,684
1,420,473		5.313%, due 09/01/35	1,427,140
177,856	C	5.500%, due 03/15/17	180,700
180,617		5.500%, due 03/01/23	181,639
380,160		5.500%, due 05/01/23	382,312
4,215		5.500%, due 08/15/30	4,192
420,092		5.500%, due 05/01/35	419,454
2,072,962	S	5.500%, due 05/01/35	2,069,811
39,000,000	W	5.500%, due 02/12/37	38,896,416
3,936,919		5.500%, due 06/01/37	3,929,407
1,990,319		5.500%, due 09/01/37	1,986,522
683,889	C	5.875%, due 03/25/24	696,354
5,888		6.000%, due 10/01/17	6,030
41,190		6.000%, due 02/01/22	42,063
741,001	S	6.000%, due 03/01/23	755,785
13,500,000		6.000%, due 01/15/36	13,700,394
488,321		6.000%, due 05/01/37	495,690
419,634	C	6.063%, due 10/25/44	420,663
27,408		7.321%, due 04/01/32	27,639
			104,264,008
		Federal National Mortgage Corporation: 48.9%
2,121,548		4.186%, due 11/01/34	2,142,091
1,212,296		4.425%, due 02/01/35	1,215,572
1,202,271		4.736%, due 09/01/35	1,231,063
612,646		4.848%, due 08/01/35	612,611
1,144,646		4.925%, due 07/25/37	1,101,857
146,715		4.985%, due 03/25/34	144,115
839,872		4.991%, due 09/01/34	837,115
103,670		5.000%, due 05/01/18	103,945
804,509		5.000%, due 11/01/18	806,646
352,332		5.000%, due 02/01/19	353,037
37,892		5.000%, due 07/25/19	37,863
67,020		5.000%, due 08/01/19	67,154
399,160		5.000%, due 10/01/19	399,959
1,000,000	W	5.000%, due 01/15/20	1,001,094
247,933		5.000%, due 06/01/20	248,215
255,572		5.000%, due 07/01/20	255,863
10,169,669		5.000%, due 08/01/20	10,181,238
3,183,479		5.000%, due 09/01/20	3,187,100
3,186,234		5.000%, due 01/01/21	3,189,859
904,003		5.000%, due 07/01/21	905,118

Principal Amount			Value
$3,331,092		5.000%, due 06/25/27	$3,337,319
491,242		5.000%, due 08/01/35	479,663
6,000,000	W	5.000%, due 01/12/36	5,854,686
363,037		5.000%, due 02/01/36	354,480
20,000,000	W	5.000%, due 02/13/36	19,503,114
15,616,401		5.000%, due 03/01/36	15,248,306
93,556		5.500%, due 03/01/16	94,911
2,999,700		5.500%, due 12/01/22	3,038,769
222,804		5.500%, due 06/01/23	224,272
589,986		5.500%, due 02/01/24	593,874
80,772		5.500%, due 05/01/33	80,845
35,076		5.500%, due 07/01/33	35,107
647,758	S	5.500%, due 11/01/33	648,339
245,339		5.500%, due 11/01/33	245,559
159,467		5.500%, due 12/01/33	159,610
390,314		5.500%, due 04/01/34	390,665
75,666		5.500%, due 10/01/34	75,682
652,278	S	5.500%, due 11/01/34	652,416
291,848		5.500%, due 12/01/34	291,909
681,451	S	5.500%, due 12/01/34	681,595
334,861		5.500%, due 01/01/35	334,932
730,125	S	5.500%, due 01/01/35	730,279
6,886,195	S	5.500%, due 02/01/35	6,887,653
10,786,839		5.500%, due 02/01/35	10,789,123
142,544		5.500%, due 04/01/35	142,479
663,353		5.500%, due 05/01/35	663,052
2,305,076	S	5.500%, due 05/01/35	2,304,031
1,264,283		5.500%, due 06/01/35	1,263,709
736,302		5.500%, due 07/01/35	735,968
4,849,803		5.500%, due 08/01/35	4,847,604
6,300,629		5.500%, due 09/01/35	6,297,772
166,768		5.500%, due 10/01/35	166,693
852,935		5.500%, due 12/01/35	852,548
7,000,000	W	5.500%, due 01/12/36	6,992,342
5,262,193		5.500%, due 03/01/36	5,259,725
84,279		5.500%, due 04/01/36	84,201
843,696		5.500%, due 05/01/36	843,314
806,907		5.500%, due 07/01/36	806,162
1,000,000	W	5.500%, due 02/12/37	998,281
6,596,133		5.500%, due 03/01/37	6,590,039
201,807		5.627%, due 04/01/32	206,743
21,931		6.000%, due 04/01/17	22,486
313,597		6.000%, due 06/01/17	321,524
58,236		6.000%, due 01/01/18	59,708
32,768		6.000%, due 12/01/18	33,598
406,400		6.000%, due 04/01/22	415,220
896,577	S	6.000%, due 06/01/22	916,035
168,032		6.000%, due 01/01/23	171,679
287,593		6.000%, due 07/01/36	292,106
6,046,212		6.000%, due 09/01/36	6,142,046
5,438,685		6.000%, due 10/01/36	5,524,889
3,706,083		6.000%, due 11/01/36	3,764,689
7,671,788		6.000%, due 12/01/36	7,793,387
11,000,000		6.000%, due 01/11/37	11,170,159
68,561		6.000%, due 05/01/37	69,638
3,378,889		6.000%, due 07/01/37	3,431,988
3,999,601		6.000%, due 08/01/37	4,061,830
2,187,957		6.000%, due 09/01/37	2,222,341
12,332,685		6.000%, due 10/01/37	12,524,967
1,019,011		6.000%, due 11/01/37	1,035,024
12,105,253		6.000%, due 12/01/37	12,294,065
5,062,225		6.000%, due 01/01/38	5,141,613
434,903		6.063%, due 10/01/44	436,737
125,852		6.341%, due 12/01/36	127,648

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Corporation (continued)
$163,401		6.375%, due 04/25/24	$168,775
13,861		6.494%, due 02/01/20	14,363
115,233		6.500%, due 03/01/17	119,240
38,496		6.500%, due 07/01/29	39,897
9,300,000	W	6.500%, due 01/15/35	9,560,112
1,139,504		6.500%, due 09/01/37	1,171,515
1,500,000		6.500%, due 06/17/38	1,564,554
1,136,800		6.508%, due 02/01/33	1,144,345
14,232		7.086%, due 09/01/31	14,393
3,260,717		7.500%, due 08/25/35	3,387,365
			232,967,222
		Government National Mortgage Association: 0.0%
41,408	C	5.428%, due 03/16/32	41,651
			41,651
Total U.S. Government Agency Obligations (Cost $335,164,058)			337,272,881
U.S. TREASURY OBLIGATIONS: 0.9%
		U.S. Treasury Bonds: 0.2%
900,000		4.500%, due 05/15/17	933,117
			933,117
		U.S. Treasury Notes: 0.1%
500,000	S	3.107%, due 02/28/08	497,710
			497,710
		Treasury Inflation Indexed Protected Securities: 0.6%
452,304	L	2.000%, due 01/15/14	467,322
2,175,726	L	2.375%, due 01/15/27	2,301,511
201,620	L	2.625%, due 07/15/17	217,608
			2,986,441
Total U.S. Treasury Obligations (Cost $4,353,145)			4,417,268
ASSET-BACKED SECURITIES: 2.5%
		Automobile Asset-Backed Securities: 0.0%
169,550	C	USAA Auto Owner Trust, 5.337%, due 07/11/08	169,729
			169,729
		Credit Card Asset-Backed Securities: 0.4%
1,700,000	C	First USA Credit Card Master Trust, 5.156%, due 04/18/11	1,700,806
			1,700,806
		Home Equity Asset-Backed Securities: 0.1%
747,457	C	HFC Home Equity Loan Asset-Backed Certificates, 5.239%, due 01/20/34	731,150
			731,150

Principal Amount			Value
		Other Asset-Backed Securities: 2.0%
$583,408	C	Countrywide Asset-Backed Certificates, 4.895%, due 01/25/46	$576,078
340,255	C	Countrywide Asset-Backed Certificates, 4.915%, due 01/25/37	335,928
1,463,509	C	Countrywide Asset-Backed Certificates, 4.945%, due 10/25/37	1,422,260
3,568,730	C	Countrywide Asset-Backed Certificates, 5.045%, due 09/25/36	3,462,558
545,108	C	JPMorgan Mortgage Acquisition Corp., 4.915%, due 08/25/36	535,822
772,420	C	JPMorgan Mortgage Acquisition Corp., 4.925%, due 04/01/37	747,619
489,117	C	Lehman XS Trust, 4.945%, due 07/25/46	485,110
58,753	C	Long Beach Mortgage Loan Trust, 5.145%, due 10/25/34	56,529
677,301	C	Morgan Stanley Capital I, 4.915%, due 11/25/36	667,523
451	#,C,S	Quest Trust, 5.425%, due 06/25/34	451
1,135,132	C	WAMU Asset-Backed Certificates, 4.915%, due 01/25/37	1,087,582
			9,377,460
Total Asset-Backed Securities (Cost $12,237,768)			11,979,145
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.5%
502,324	C	Adjustable Rate Mortgage Trust, 4.598%, due 05/25/35	499,401
671,857	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	645,019
926,196	C	Banc of America Funding Corp., 4.111%, due 05/25/35	914,830
623,645	C	Banc of America Funding Corp., 6.144%, due 01/20/47	614,648
743,188	C	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	728,839
380,452	C	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	363,351
212,385	C,S	Banc of America Mortgage Securities, Inc., 5.315%, due 01/25/34	212,101
11,155,903	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.125%, due 03/25/35	11,015,227

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$754,422	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	$749,551
1,144,045	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.073%, due 11/25/34	1,142,765
490,662	C,S	Bear Stearns Alternative-A Trust, 5.368%, due 05/25/35	485,061
285,097	C	Bear Stearns Alternative-A Trust, 5.527%, due 09/25/35	280,926
839,273	C	Bear Stearns Alternative-A Trust, 5.811%, due 11/25/36	827,083
756,842		Bear Stearns Structured Products, Inc., 5.684%, due 01/26/36	748,782
479,291		Bear Stearns Structured Products, Inc., 5.787%, due 12/26/46	472,357
901,818	C	Citigroup Mortgage Loan Trust, Inc., 4.679%, due 08/25/35	890,582
192,464	C	Countrywide Alternative Loan Trust, 5.159%, due 11/20/35	190,645
1,322,987	C	Countrywide Home Loan Mortgage Pass-Through Trust, 4.726%, due 02/20/35	1,316,161
727,521	C	Countrywide Home Loan Mortgage Pass-Through Trust, 4.801%, due 11/25/34	722,600
276,270	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.185%, due 03/25/35	261,781
1,316,542	#,C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.205%, due 06/25/35	1,288,524
259,039	C	Downey Savings & Loan Association Mortgage Loan Trust, 7.053%, due 07/19/44	262,360
450,705	C	First Horizon Asset Securities, Inc., 5.372%, due 08/25/35	448,981
2,095,013	C	Freddie Mac, 6.263%, due 07/25/44	2,094,977
356,231	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	356,356
606,329	C	Greenpoint Mortgage Pass-Through Certificates, 4.381%, due 10/25/33	601,265
820,970	#	GS Mortgage Securities Corp. II, 5.342%, due 03/06/20	785,169
940,508	C	GSR Mortgage Loan Trust, 4.539%, due 09/25/35	933,511

Principal Amount			Value
$123,115	C	GSR Mortgage Loan Trust, 5.298%, due 06/25/34	$122,783
7,886	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	7,795
631,460	C	Harborview Mortgage Loan Trust, 5.148%, due 07/19/35	624,110
301,752	C	Harborview Mortgage Loan Trust, 5.185%, due 05/19/35	285,559
340,353	C	Indymac Index Mortgage Loan Trust, 5.047%, due 12/25/34	336,843
1,842,869	C	JPMorgan Mortgage Trust, 4.766%, due 07/25/35	1,825,727
546,131	C	JPMorgan Mortgage Trust, 5.023%, due 02/25/35	535,411
692,357	C	MASTR Adjustable Rate Mortgages Trust, 3.786%, due 11/21/34	685,866
906,174	C	Merrill Lynch Mortgage Investors, Inc., 3.880%, due 05/25/33	898,849
315,101	C	Merrill Lynch Mortgage Investors, Inc., 5.075%, due 02/25/36	303,475
242,728	C	MLCC Mortgage Investors, Inc., 5.115%, due 11/25/35	234,755
164,934	C	MLCC Mortgage Investors, Inc., 5.865%, due 10/25/35	162,072
887,767	C,S	RAAC Series, 5.000%, due 09/25/34	882,591
166,418	C,S	Residential Accredit Loans, Inc., 5.265%, due 03/25/33	163,501
205,453	C	Residential Asset Securitization Trust, 5.265%, due 05/25/33	199,019
35,878	C,S	Residential Funding Mortgage Security I, 6.500%, due 03/25/32	35,910
767,836	C	Sequoia Mortgage Trust, 4.080%, due 04/20/35	763,747
281,934	C,S	Sequoia Mortgage Trust, 5.299%, due 07/20/33	275,236
1,118,386	C	SLM Student Loan Trust, 5.074%, due 10/27/14	1,116,426
298,428	C	Structured Adjustable Rate Mortgage Loan Trust, 5.535%, due 08/25/35	296,343
673,965	C	Structured Asset Mortgage Investments, Inc., 5.215%, due 07/19/35	631,007
555,174	#,C	Structured Asset Securities Corp., 5.331%, due 10/25/35	550,156
1,408,450	C	Thornburg Mortgage Securities Trust, 4.985%, due 09/25/46	1,377,342
993,156	#	Wachovia Bank Commercial Mortgage Trust, 5.108%, due 06/15/20	974,579

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$227,961	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.175%, due 01/25/45	$215,864
551,238	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.405%, due 12/25/27	527,409
66,771	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.483%, due 02/27/34	65,409
1,126,360	C	Washington Mutual Mortgage Pass-Through Certificates, 5.883%, due 07/25/46	1,075,978
1,273,538	C	Washington Mutual Mortgage Pass-Through Certificates, 5.883%, due 08/25/46	1,215,930
36,623	C	Washington Mutual Mortgage Pass-Through Certificates, 6.188%, due 08/25/42	35,248
1,450,726	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.989%, due 12/25/34	1,436,849
750,247	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.394%, due 05/25/35	740,794
923,982	C	Wells Fargo Mortgage-Backed Securities Trust, 4.949%, due 01/25/35	914,384
645,000	C	Wells Fargo Mortgage-Backed Securities Trust, 5.516%, due 08/25/36	639,837
			50,009,657
Total Collateralized Mortgage Obligations (Cost $50,131,436)			50,009,657
MUNICIPAL BONDS: 0.5%
		California: 0.2%
900,000	C,(I)	Orange County Sanitation District, 6.510%, due 02/01/33	924,678
			924,678
		Louisiana: 0.0%
100,000	C,S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	96,055
			96,055
		Rhode Island: 0.1%
200,000	C,S	Tobacco Settlement Financing Corp., 6.250%, due 06/01/42	200,520
			200,520

Principal Amount				Value
			Wisconson: 0.2%
	$170,000	C	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	$175,855
	800,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	810,816
				986,671
Total Municipal Bonds (Cost $2,156,439)				2,207,924
OTHER BONDS: 0.6%
			Foreign Government Bonds: 0.6%
	600,000	#	Export-Import Bank of China, 4.875%, due 07/21/15	588,341
BRL	2,000,000	L	Federative Republic of Brazil, 10.250%, due 01/10/28	1,084,270
	$250,000		Panama Government International Bond, 8.875%, due 09/30/27	326,250
	84,000		Panama Government International Bond, 9.625%, due 02/08/11	94,710
BRL	900,000		Republic of Brazil, 12.500%, due 01/05/22	566,292
				2,659,863
Total Other Bonds (Cost $2,513,256)				2,659,863
Number of Contracts/ Notional Amount				Value
PURCHASED OPTIONS:1.5%
Options on Exchange-Traded Futures Contracts
	136		Call Option CME 90-Day Eurodollar Future 03/08 Strike @ $95.25- Exp 03/17/08	178,500
	72		Put Option CME 90-Day Eurodollar Future 03/08 Strike @ $91.50- Exp 03/17/08	—
	133		Put Option CME 90-Day Eurodollar Future 03/08 Strike @ $91.75- Exp 03/17/08	—
	90		Put Option CME 90-Day Eurodollar Future 03/08 Strike @ $92.75- Exp 03/17/08	—
	253		Put Option CME 90-Day Eurodollar Future 03/08 Strike @ $93.00- Exp 03/17/08	—
	167		Put Option CME 90-Day Eurodollar Future 3/08 Strike @ $94.625- Exp 03/17/08	376
	357		Put Option CME 90-Day Eurodollar Future 06/08 Strike @ $92.50- Exp 06/16/08	—

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Number of Contracts/ Notional Amount			Value
Options on Exchange-Traded Futures Contracts (continued)
70		Put Option CME 90-Day Eurodollar Future 9/08 Strike @ $92.25- Exp 09/15/08	$—
612		Put Option CME 90-Day Eurodollar Future 9/08 Strike @ $92.50- Exp 09/15/08	—
145		Put Option CME 90-Day Eurodollar Future 12/08 Strike @ $92.75- Exp 12/15/08	906
686		Put Option LIFFE 90-Day Sterling Future 03/08 Strike @ GBP 93.00- Exp 03/19/08	—
75		Put Option LIFFE 90-Day Sterling Future 12/08 Strike @ GBP 91.50- Exp 12/17/08	—
			179,782
Foreign Currency Options
$1,400,000	I	Call Option OTC - Citibank USD vs JPY Strike @ 121- Exp 01/18/08	1,082
3,000,000	I	Call Option OTC - Credit Suisse USD vs JPY Strike @ 104- Exp 03/17/10	156,150
3,000,000	I	Put Option OTC - Credit Suisse USD vs JPY Strike @ 104- Exp 03/17/10	137,547
			294,779
Interest Rate Swaptions
10,500,000	I	Call Swaption OTC - Barclay's Bank PLC, London 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.750%- Exp 02/01/08	80,237
10,400,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.000%- Exp 02/01/08	245,757
188,500,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.750%- Exp 03/31/08	3,854,898
30,000,000	I	Call Swaption OTC - Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.750%- Exp 09/26/08	636,027

Number of Contracts/ Notional Amount			Value
Interest Rate Swaptions (continued)
$26,200,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.750%- Exp 09/26/08	$555,463
9,000,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3-month USD-LIBOR - Fund Pays Floating Strike @ 4.750%- Exp 12/15/08	185,738
21,000,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3-Month USD-LIBOR - Fund Pays Floating Strike @ 5.000%- Exp 12/15/08	513,056
12,000,000	I	Call Swaption OTC - Barclays Bank PLC 3-Month USD-LIBOR - Fund Pays Floating Strike @ 5.200%- Exp 02/02/09	322,695
			6,393,871
Total Purchased Options (Cost $2,007,592)			6,868,432
Total Long-Term Investments (Cost $538,683,690)			546,429,360
Principal Amount			Value
SHORT-TERM INVESTMENTS: 3.7%
		Commercial Paper: 1.7%
$400,000	Z	Fannie Mae, 4.210%, due 01/23/08	398,927
200,000		Swedbank AB, 4.750%, due 01/11/08	199,710
7,600,000		Swedbank AB, 4.950%, due 01/24/08	7,574,554
			8,173,191
Total Commercial Paper (Cost $8,173,191)			8,173,191
		Securities Lending Collateralcc: 2.0%
9,478,131		Bank of New York Mellon Corp. Institutional Cash Reserves	9,478,131
Total Securities Lending Collateral (Cost $9,478,131)			9,478,131
Total Short-Term Investments (Cost $17,651,322)			17,651,322

Total Investments in Securities (Cost $556,335,012)*	118.4%	$564,080,682
Other Assets and Liabilities - Net	(18.4)	(87,636,120)
Net Assets	100.0%	$476,444,562

@@  Foreign Issuer

MASTR  Mortgage Asset Securitization Transaction, Inc.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(I)  Security represents the underlying municipal obligation of an inverse floating rate obligation, Orange County Sanitation District, 5.870%, due 02/01/33.

I  Illiquid Security

BRL  Brazillan Real

DKK  Danish Krone

*  Cost for federal income tax purposes is $557,311,403.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,934,829
Gross Unrealized Depreciation	(2,165,550)
Net Unrealized Appreciation	$6,769,279

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	881	$212,001,638	06/16/08	$2,277,124
90-Day Eurodollar	173	41,740,575	09/15/08	652,484
90-Day Eurodollar	457	110,399,775	12/15/08	1,363,146
90-Day Eurodollar	319	77,062,425	03/16/09	848,980
90-Day Eurodollar	71	17,130,525	06/15/09	222,604
90-Day Eurodollar	46	11,080,250	09/14/09	145,848
90-Day Eurodollar	58	13,946,100	12/14/09	249,062
90-Day Eurodollar	58	13,923,625	03/15/10	229,970
90-Day Sterling	93	21,849,520	03/19/08	78,654
90-Day Sterling	387	91,220,713	06/18/08	293,393
90-Day Sterling	161	38,045,849	09/17/08	387,152
90-Day Sterling	263	62,260,680	12/17/08	664,749
90-Day Sterling	321	76,063,057	03/18/09	948,252
90-Day Sterling	111	26,299,417	06/17/09	304,290
U.S. Treasury 10-Year Note	83	9,411,422	03/19/08	58,034
				$8,723,742
Short Contracts
U.S. Treasury 2-Year Note	62	(13,035,500)	03/31/08	$(45,497)
U.S. Treasury 5-Year Note	109	(12,020,656)	03/31/08	(54,449)
				$(99,946)

Principal Amount		Description	Market Value
The following sales commitments were held by PIMCO Total Return at December 31, 2007:
$(2,800,000)	W	United States Treasury Note, 3.125%, due 11/30/09	$(2,803,940)
(8,300,000)	W	United States Treasury Note, 4.500%, due 05/15/17	(8,605,415)
			$(11,409,355)

At December 31, 2007 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Brazil Real			USD
BRL 41,649	Buy	03/04/08	19,228	23,177	$3,948
Brazil Real BRL 3,924,130	Buy	03/04/08	1,898,926	2,183,694	284,768
Brazil Real BRL 21,249,036	Buy	07/02/08	10,582,189	11,625,789	1,043,600
Brazil Real BRL 406,670	Buy	07/02/08	220,000	222,498	2,498
Brazil Real BRL 304,893	Buy	03/04/08	171,000	169,666	(1,334)
Chile Pesos CLP 41,000,000	Buy	03/13/08	77,821	82,206	4,385
Chile Pesos CLP 4,500,000	Buy	03/13/08	8,523	9,023	500
China Yuan Renminbi CNY 3,555,518	Buy	01/10/08	481,386	487,435	6,049
China Yuan Renminbi CNY 4,874,644	Buy	01/10/08	660,521	668,278	7,757
China Yuan Renminbi CNY 3,630,479	Buy	01/10/08	491,535	497,712	6,177
China Yuan Renminbi CNY 3,630,479	Buy	01/10/08	491,815	497,712	5,897
China Yuan Renminbi CNY 5,890,002	Buy	01/10/08	796,000	807,476	11,476
China Yuan Renminbi CNY 4,542,679	Buy	01/10/08	614,000	622,768	8,768
China Yuan Renminbi CNY 4,502,848	Buy	01/10/08	608,000	617,307	9,307
China Yuan Renminbi CNY 4,695,214	Buy	01/10/08	634,000	643,679	9,679
China Yuan Renminbi CNY 2,431,269	Buy	01/10/08	328,395	333,309	4,914
Indonesia Rupiahs IDR 595,687,500	Buy	05/27/08	67,500	62,689	(4,811)
Indonesia Rupiahs IDR 1,191,375,000	Buy	05/27/08	135,000	125,378	(9,622)
Indonesia Rupiahs IDR 594,337,500	Buy	05/27/08	67,500	62,547	(4,953)
India Rupees INR 5,928,400	Buy	05/12/08	140,350	149,533	9,183
India Rupees INR 10,686,800	Buy	05/12/08	252,047	269,555	17,508
India Rupees INR 4,470,505	Buy	05/12/08	106,213	112,760	6,547

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
India Rupees			USD
INR 5,308,781	Buy	05/12/08	126,369	133,904	$7,535
India Rupees INR 1,626,060	Buy	08/12/08	41,000	40,923	(77)
India Rupees INR 1,549,860	Buy	08/12/08	39,000	39,005	5
India Rupees INR 750,500	Buy	08/12/08	19,000	18,888	(112)
India Rupees INR 832,575	Buy	08/12/08	21,046	20,953	(93)
Japanese Yen JPY 35,105,000	Buy	02/07/08	316,264	315,583	(681)
Korea (South) Won KRW 874,176,000	Buy	01/30/08	960,000	936,199	(23,801)
Korea (South) Won KRW 738,011,300	Buy	01/30/08	811,537	790,374	(21,163)
Korea (South) Won KRW 16,198	Buy	05/30/08	18	17	—
Korea (South) Won KRW 28,140,802	Buy	05/30/08	30,472	30,279	(193)
Korea (South) Won KRW 150,363,012	Buy	05/30/08	161,264	161,787	523
Korea (South) Won KRW 288,912,000	Buy	08/04/08	312,000	311,143	(857)
Korea (South) Won KRW 149,787,388	Buy	05/30/08	160,527	161,168	641
Korea (South) Won KRW 355,203,994	Buy	08/04/08	384,212	382,536	(1,676)
Korea (South) Won KRW 176,421,207	Buy	08/04/08	191,533	189,996	(1,537)
Korea (South) Won KRW 838,470,600	Buy	08/04/08	913,367	902,989	(10,377)
Korea (South) Won KRW 200,904,000	Buy	01/30/08	220,000	215,158	(4,842)
Korea (South) Won KRW 139,693,400	Buy	01/30/08	154,000	149,605	(4,395)
Korea (South) Won KRW 58,408,000	Buy	05/30/08	64,754	62,846	(1,908)
Mexico Pesos MXN 12,562,585	Buy	03/13/08	1,116,228	1,145,152	28,924
Mexico Pesos MXN 1,084,900	Buy	03/13/08	98,497	98,895	397
Mexico Pesos MXN 1,144,900	Buy	03/13/08	104,233	104,364	131
Mexico Pesos MXN 1,177,200	Buy	03/13/08	106,970	107,309	339
Mexico Pesos MXN 1,240,458	Buy	03/13/08	113,000	113,075	75
Mexico Pesos MXN 4,334,335	Buy	03/13/08	395,000	395,100	100
Mexico Pesos MXN 3,232,530	Buy	03/13/08	294,000	294,664	664
Mexico Pesos MXN 2,732,375	Buy	03/13/08	250,000	249,072	(928)
Mexico Pesos MXN 8,104,664	Buy	07/10/08	721,890	731,613	9,723
Mexico Pesos MXN 2,420,660	Buy	07/10/08	220,000	218,515	(1,485)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Mexico Pesos			USD
MXN 1,860,610	Buy	03/13/08	172,000	169,605	$(2,395)
Mexico Pesos MXN 715,000	Buy	07/10/08	64,715	64,544	(171)
Malaysia Ringgits MYR 414,125	Buy	05/21/08	125,000	125,704	704
Malaysia Ringgits MYR 446,040	Buy	05/21/08	135,000	135,391	391
Malaysia Ringgits MYR 446,040	Buy	05/21/08	135,000	135,391	391
Malaysia Ringgits MYR 385,548	Buy	05/21/08	114,000	117,029	3,029
Malaysia Ringgits MYR 1,162,770	Buy	05/21/08	343,000	352,948	9,948
Malaysia Ringgits MYR 538,880	Buy	05/21/08	160,000	163,572	3,572
Malaysia Ringgits MYR 996,821	Buy	08/04/08	293,658	302,847	9,189
Norway Krone NOK 5,192,000	Buy	03/06/08	936,626	954,467	17,840
Philippines Pesos PHP 5,758,750	Buy	05/19/08	125,000	138,813	13,813
Philippines Pesos PHP 34,609,200	Buy	05/19/08	755,000	834,246	79,246
Poland Zlotych PLN 804,261	Buy	03/13/08	286,000	326,515	40,515
Poland Zlotych PLN 7,522,003	Buy	07/10/08	2,736,667	3,040,594	303,927
Poland Zlotych PLN 599,242	Buy	07/10/08	230,000	242,230	12,230
Poland Zlotych PLN 440,125	Buy	03/13/08	175,000	178,682	3,682
Poland Zlotych PLN 200,000	Buy	03/13/08	79,949	81,196	1,247
Russia Rubles RUB 4,493,550	Buy	01/11/08	174,000	183,117	9,117
Russia Rubles RUB 3,974,700	Buy	01/11/08	154,237	161,973	7,736
Russia Rubles RUB 11,583,000	Buy	01/11/08	450,000	472,019	22,019
Russia Rubles RUB 8,510,010	Buy	01/11/08	331,000	346,792	15,792
Russia Rubles RUB 739,863	Buy	01/11/08	29,000	30,150	1,150
Russia Rubles RUB 19,722,805	Buy	07/10/08	778,988	801,408	22,420
Russia Rubles RUB 2,039,755	Buy	07/10/08	80,895	82,883	1,988
Russia Rubles RUB 5,752,300	Buy	07/10/08	230,000	233,736	3,736
Russia Rubles RUB 26,377,320	Buy	07/10/08	1,050,262	1,071,804	21,543
Russia Rubles RUB 4,458,600	Buy	01/11/08	180,000	181,693	1,693
Russia Rubles RUB 20,907,000	Buy	11/19/08	842,854	849,526	6,672
Russia Rubles RUR 2,531,100	Buy	01/11/08	98,496	103,145	4,649

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Russia Rubles			USD
RUR 2,675,200	Buy	01/11/08	104,235	109,017	$4,782
Russia Rubles RUR 2,758,300	Buy	01/11/08	106,973	112,404	5,431
Russia Rubles RUR 4,100,610	Buy	01/11/08	159,000	167,104	8,104
Russia Rubles RUR 2,909,750	Buy	01/11/08	113,000	118,575	5,575
Singapore Dollars SGD 816,365	Buy	02/20/08	550,000	569,154	19,154
Singapore Dollars SGD 1,018,142	Buy	02/20/08	682,618	709,829	27,210
Singapore Dollars SGD 52,000	Buy	05/22/08	34,736	36,425	1,689
Singapore Dollars SGD 650,226	Buy	05/22/08	434,556	455,476	20,920
Singapore Dollars SGD 648,577	Buy	05/22/08	433,715	454,321	20,606
Singapore Dollars SGD 349,520	Buy	05/22/08	235,272	244,835	9,563
Singapore Dollars SGD 840,821	Buy	05/22/08	576,339	588,986	12,647
Singapore Dollars SGD 644,568	Buy	05/22/08	440,520	451,513	10,993
Singapore Dollars SGD 333,454	Buy	02/20/08	230,000	232,478	2,478
Singapore Dollars SGD 221,914	Buy	02/20/08	154,000	154,714	714
Singapore Dollars SGD 93,000	Buy	02/22/08	65,088	64,838	(250)
Taiwan New Dollars TWD 1,798,991	Buy	01/28/08	55,939	55,750	(189)
South Africa Rand ZAR 438,000	Buy	07/10/08	64,697	61,893	(2,804)
					$2,159,469
China Yuan Renminbi CNY 5,914,334	Sell	01/10/08	795,311	810,811	(15,500)
China Yuan Renminbi CNY 23,654,214	Sell	01/10/08	3,181,254	3,242,817	(61,563)
China Yuan Renminbi CNY 8,184,584	Sell	01/10/08	1,104,383	1,122,046	(17,663)
Denmark Kroner DKK 17,299,000	Sell	03/06/08	3,406,790	3,394,200	12,591
EURO EUR 4,902,000	Sell	01/17/08	7,180,499	7,169,298	11,201
British Pound Sterling GBP 1,819,000	Sell	01/31/08	3,672,516	3,617,580	54,936
British Pound Sterling GBP 2,137,000	Sell	01/31/08	4,296,065	4,250,010	46,053
British Pound Sterling GBP 343,000	Sell	01/31/08	680,958	682,150	(1,192)
Mexico Pesos MXN 8,637,892	Sell	03/13/08	781,179	787,394	(6,214)
New Zealand Dollars NZD 182,000	Sell	01/04/08	141,953	139,990	1,963
Poland Zlotych PLN 751,530	Sell	07/10/08	300,000	303,788	(3,788)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Poland Zlotych			USD
PLN 124,940	Sell	03/13/08	50,000	50,723	$(723)
Poland Zlotych PLN 110,446	Sell	03/13/08	44,545	44,839	(294)
Poland Zlotych PLN 742,233	Sell	07/10/08	298,109	300,030	(1,921)
Poland Zlotych PLN 149,000	Sell	03/13/08	60,049	60,491	(442)
Poland Zlotych PLN 150,169	Sell	03/13/08	60,435	60,966	(531)
Poland Zlotych PLN 276,831	Sell	03/13/08	111,616	112,388	(772)
Poland Zlotych PLN 200,000	Sell	03/13/08	80,010	81,196	(1,187)
Poland Zlotych PLN 433,000	Sell	03/13/08	173,172	175,790	(2,618)
Poland Zlotych PLN 1,089,000	Sell	07/10/08	434,349	440,203	(5,854)
Poland Zlotych PLN 1,090,482	Sell	07/10/08	434,576	440,802	(6,226)
Poland Zlotych PLN 778,000	Sell	07/10/08	310,331	314,488	(4,157)
Poland Zlotych PLN 778,000	Sell	07/10/08	310,146	314,488	(4,343)
Poland Zlotych PLN 998,000	Sell	07/10/08	400,281	403,418	(3,137)
Poland Zlotych PLN 1,694,000	Sell	07/10/08	678,931	684,760	(5,829)
Poland Zlotych PLN 200,000	Sell	07/10/08	79,626	80,845	(1,219)
Russia Rubles RUB 3,725,683	Sell	01/11/08	151,759	151,825	(66)
Russia Rubles RUB 2,821,000	Sell	01/11/08	114,862	114,959	(97)
Russia Rubles RUB 10,644,000	Sell	01/11/08	433,564	433,754	(190)
Russia Rubles RUB 10,637,000	Sell	01/11/08	433,544	433,469	75
Russia Rubles RUB 6,210,180	Sell	07/10/08	251,424	252,342	(917)
Russia Rubles RUB 20,907,000	Sell	01/11/08	852,999	851,982	1,017
					$(18,607)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

ING PIMCO Total Return Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG		ABX.HE.A.06-1 Index	Sell	0.540%	07/25/45	USD	150,000	$(48,375)
Goldman Sachs International	I	ABX.HE.A.06-1 Index	Buy	(0.540)%	07/25/45	USD	500,000	195,625
Merrill Lynch International		ABX.HE.A.06-1 Index	Sell	0.540%	07/25/45	USD	200,000	(64,000)
UBS AG		ABX.HE.A.06-1 Index	Sell	0.540%	07/25/45	USD	150,000	(48,375)
Lehman Brothers Special Financing Inc.		American International Group 5.600%, 10/18/16	Sell	0.055%	03/20/08	USD	1,600,000	(2,088)
Lehman Brothers Special Financing Inc.	I	Bellsouth Corp. 5.200%, 09/15/14	Buy	(0.325)%	09/20/14	USD	3,500,000	468
Morgan Stanley Capital Services Inc.	I	CDX.EM.3 Index	Sell	2.100%	06/20/10	USD	900,000	45,480
Citibank N.A., New York		CDX.NA.HY.8 Index (25-35% Tranche)	Sell	2.144%	06/20/12	USD	500,000	(6,543)
Merrill Lynch International		CDX.NA.HY.8 Index (25-35% Tranche)	Sell	1.833%	06/20/12	USD	1,000,000	(25,593)
Morgan Stanley Capital Services Inc.		CDX.NA.HY.8 Index (25-35% Tranche)	Sell	2.080%	06/20/12	USD	1,000,000	(15,659)
Citibank N.A., New York		CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401%	06/20/12	USD	1,000,000	(17,197)
Morgan Stanley Capital Services Inc.		CDX.NA.IG.5 Index (10-15% Tranche)	Sell	0.460%	12/20/15	USD	1,400,000	(58,047)
Goldman Sachs International		CDX.NA.IG.7 Index	Sell	0.650%	12/20/16	USD	12,900,000	(179,093)
Deutsche Bank AG	I	CDX.NA.IG.7 Index	Buy	(0.400)%	12/20/11	USD	7,100,000	134,996
Barclays Bank PLC	I	Citifinancial 6.625%, 06/01/15	Buy	(0.145)%	06/20/15	USD	400,000	15,163
Morgan Stanley Capital Services Inc.	I	CVS Corp. 5.750%, 08/15/11	Buy	(0.235)%	09/20/11	USD	2,800,000	7,269
Goldman Sachs International		Ford Motor Credit Co. 7.000%, 10/01/13	Sell	3.850%	09/20/12	USD	100,000	(9,273)
Barclays Bank PLC, London		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	1.600%	12/20/12	USD	1,300,000	(5,079)
HSBC Bank USA, N.A.		GAZPROM 9.625%, 03/01/13	Sell	0.970%	11/20/08	USD	600,000	(937)
Barclays Bank PLC		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620%	03/20/11	USD	1,200,000	2,263
Barclays Bank PLC	I	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640%	12/20/12	USD	1,200,000	(45)
BNP Paribas		General Motors Corp. 7.125%, 07/15/13	Sell	4.800%	12/20/12	USD	100,000	(7,965)
Citibank N.A., New York		General Motors Corp. 7.125%, 07/15/13	Sell	4.600%	12/20/12	USD	100,000	(8,648)
Deutsche Bank AG		General Motors Corp. 7.125%, 07/15/13	Sell	4.500%	12/20/12	USD	100,000	(8,989)
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	3.200%	09/20/12	USD	200,000	(25,762)
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	4.000%	09/20/12	USD	1,900,000	(200,611)
Lehman Brothers Special Financing Inc.		GMAC LLC 6.875%, 08/28/12	Sell	6.800%	12/20/08	USD	200,000	(1,568)
Merrill Lynch International		GMAC LLC 6.875%, 08/28/12	Sell	1.850%	09/20/09	USD	1,000,000	(93,004)
BNP Paribas	I	iTraxx Europe HiVol Series 6 Index	Buy	(0.850)%	12/20/16	EUR	1,200,000	15,761
Deutsche Bank AG	I	iTraxx Europe HiVol Series 6 Index	Buy	(0.850)%	12/20/16	EUR	4,500,000	75,616
JPMorgan Chase Bank, N.A.	I	Ivy Lane CDO Ltd. Series 2006-1A Floating Rate, 02/05/46	Buy	(1.600)%	02/05/46	USD	3,100,000	3,114,769
Barclays Bank PLC		Lehman Brothers Holdings 6.625%, 01/18/12	Sell	0.190%	09/20/08	USD	1,900,000	(19,107)
The Royal Bank of Scotland PLC		Lehman Brothers Holdings 6.625%, 01/18/12	Sell	0.300%	09/20/08	USD	1,300,000	(12,197)
Citibank N.A., New York		Noble Corp. 5.875%, 06/01/13	Buy	(0.520)%	06/20/12	USD	1,000,000	(2,268)
UBS AG	I	Nordstrom Inc. 6.950%, 03/15/28	Buy	(0.370)%	06/20/17	USD	1,100,000	26,987
The Royal Bank of Scotland PLC		Republic of Indonesia 6.750%, 03/10/14	Sell	0.400%	12/20/08	USD	200,000	(876)
Lehman Brothers Special Financing Inc.		Republic of Turkey 11.875%, 01/15/30	Buy	(2.110)%	10/20/10	USD	100,000	(2,702)
Morgan Stanley Capital Services Inc.		Republic of Turkey 11.875%, 01/15/30	Buy	(2.200)%	10/20/10	USD	100,000	(2,938)
Deutsche Bank AG	I	Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280%	06/20/17	USD	600,000	10,117
Barclays Bank PLC		Ukraine Government 7.650%, 06/11/13	Sell	0.710%	12/20/08	USD	100,000	(338)
Deutsche Bank AG		Ukraine Government 7.650%, 06/11/13	Sell	0.720%	12/20/08	USD	100,000	(329)
Citibank N.A., New York	I	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(1.000)%	06/20/17	USD	1,100,000	13,567
								$2,790,475

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

ING PIMCO Total Return Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

		Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: Citibank N.A., London		06/15/09	NZD	5,200,000	$(73,306)
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG		06/15/09	NZD	21,000,000	(214,757)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	I	06/19/09	GBP	7,400,000	162,295
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	I	06/19/09	GBP	2,100,000	44,853
Receive a fixed rate equal to 7.000% and pay a floating rate based on 3-month AUD-BBR-BBSW Counterparty: UBS AG		09/15/09	AUD	12,900,000	(70,473)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Deutsche Bank AG, Frankfurt	I	12/19/09	EUR	4,200,000	28,481
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	I	12/19/09	GBP	800,000	30,158
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Morgan Stanley Capital Services Inc.		03/19/10	EUR	2,900,000	9,791
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC	I	06/18/10	USD	7,300,000	28,748
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG	I	06/18/10	USD	12,200,000	19,826

		Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.	I	06/18/10	USD	22,200,000	$33,279
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	I	06/18/10	USD	14,400,000	35,597
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC		09/15/10	GBP	900,000	21,307
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.		01/02/12	BRL	2,100,000	(25,456)
Receive a fixed rate equal to 10.575% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London		01/02/12	BRL	2,900,000	(43,527)
Receive a fixed rate equal to 1.9475% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London		03/15/12	EUR	1,000,000	(19,300)
Receive a fixed rate equal to 1.995% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets L.P.		03/15/12	EUR	900,000	(13,543)
Receive a fixed rate equal to 1.965% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Lehman Brothers Special Financing Inc.		03/15/12	EUR	300,000	(4,832)
Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		03/28/12	EUR	300,000	(5,429)
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets L.P.		03/30/12	EUR	300,000	(5,501)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

		Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		03/30/12	EUR	300,000	$(5,598)
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London		04/05/12	EUR	200,000	(3,743)
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas		04/10/12	EUR	500,000	(11,208)
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		04/10/12	EUR	500,000	(10,285)
Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London		04/30/12	EUR	300,000	(5,738)
Receive a fixed rate equal to 7.000% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: Deutsche Bank AG, Frankfurt		03/20/13	AUD	1,300,000	(33,677)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Merrill Lynch Capital Services, Inc.	I	06/18/13	USD	1,300,000	2,798
Receive a floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC	I	06/18/13	USD	5,100,000	(34,516)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.		09/15/15	GBP	900,000	(6,043)
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/05/16	MXN	22,900,000	(35,254)
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	I	09/05/16	MXN	9,400,000	(19,537)

		Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/12/16	MXN	5,700,000	$10,356
Receive a fixed rate equal to 8.170% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Goldman Sachs Capital Markets L.P.		11/04/16	MXN	20,000,000	(72,711)
Receive a fixed rate equal to 2.000% and pay a floating rate based on 6-month JPY-LIBOR Counterparty: Barclays Bank PLC	I	12/19/17	JPY	50,000,000	11,005
Receive a fixed rate equal to 2.000% and pay a floating rate based on 6-month JPY-LIBOR Counterparty: Deutsche Bank AG, Frankfurt	I	12/19/17	JPY	110,000,000	24,555
Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 6.500% Counterparty: Deutsche Bank AG, Frankfurt	I	03/20/18	AUD	1,800,000	23,367
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services Inc.	I	06/18/18	USD	3,600,000	66,126
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	I	06/18/18	USD	8,700,000	83,680
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC, London	I	12/15/35	GBP	1,100,000	100,976
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	I	12/15/35	GBP	2,900,000	192,290
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs Capital Markets L.P.	I	12/15/35	GBP	4,900,000	389,414
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250% Counterparty: Goldman Sachs Capital Markets L.P.	I	06/12/36	GBP	600,000	17,395

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: Goldman Sachs Capital Markets L.P.	12/15/36	GBP	500,000	$(57,524)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: The Royal Bank of Scotland PLC	12/15/36	GBP	100,000	(12,098)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets L.P.	12/19/37	GBP	100,000	(14,736)

		Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	I	06/18/38	USD	900,000	$(24,526)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	I	06/18/38	USD	1,800,000	(45,137)
					$467,842

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premium Received	Value
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD	111	02/22/08	10	$4,186	$(28,438)
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD	112	02/22/08	12	9,711	(25,688)
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD	114	02/22/08	53	43,687	(59,624)
Put Option CBOT US Treasury 10-Year Note Future 03/08	USD	110	02/22/08	53	29,041	(13,250)
					$86,625	$(127,000)
Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premium Received	Value
Call - OTC Interest Rate Swap	Barclays Bank PLC, London	3-month USD-LIBOR	Receive	4.900%	02/01/08	USD	2,300,000	$28,635	$(77,146)
Call - OTC Interest Rate Swap	Barclays Bank PLC, London	3-Month USD-LIBOR	Receive	5.450%	02/02/09	USD	5,000,000	85,975	(257,699)
Call - OTC Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3-month USD-LIBOR	Receive	4.950%	09/26/08	USD	13,000,000	107,263	(481,585)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.100%	02/01/08	USD	4,500,000	54,000	(190,190)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.900%	03/31/08	USD	73,700,000	978,367	(2,602,744)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/08	USD	8,000,000	98,400	(297,903)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/08	USD	11,400,000	93,480	(422,313)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	5.000%	12/15/08	USD	3,000,000	30,900	(119,680)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/08	USD	7,000,000	58,600	(335,180)
								$1,535,620	$(4,784,440)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 12.6%
		Agriculture: 0.2%
4,100		Reynolds American, Inc.	$270,436
			270,436
		Auto Parts & Equipment: 0.2%
16,900	@	Commercial Vehicle Group, Inc.	245,050
			245,050
		Biotechnology: 0.4%
18,600	@	Vertex Pharmaceuticals, Inc.	432,078
			432,078
		Building Materials: 1.0%
13,600		Lennox International, Inc.	563,312
8,700		Texas Industries, Inc.	609,870
			1,173,182
		Chemicals: 0.9%
4,600		Air Products & Chemicals, Inc.	453,698
24,900		RPM International, Inc.	505,470
			959,168
		Computers: 0.3%
11,700	@	Network Appliance, Inc.	292,032
			292,032
		Electric: 2.6%
39,900	@	NRG Energy, Inc.	1,729,266
11,900		Public Service Enterprise Group, Inc.	1,169,056
			2,898,322
		Electrical Components & Equipment: 0.8%
12,900	@	General Cable Corp.	945,312
			945,312
		Electronics: 1.7%
11,800	@	FEI Co.	292,994
5,500	@	Itron, Inc.	527,835
13,800	@	Thermo Electron Corp.	795,984
7,900	@@	Tyco Electronics Ltd.	293,327
			1,910,140
		Gas: 0.5%
17,100		Southern Union Co.	502,056
			502,056
		Healthcare-Products: 0.6%
11,400	@	Inverness Medical Innovations, Inc.	640,452
			640,452
		Mining: 1.1%
7,300	@@	Barrick Gold Corp.	306,965
7,100		Freeport-McMoRan Copper & Gold, Inc.	727,324
60,000	@,@@	Polymet Mining Corp.	195,000
			1,229,289
		Miscellaneous Manufacturing: 1.1%
10,000		Cooper Industries Ltd.	528,800
8,200	@	ESCO Technologies, Inc.	327,508
5,700		ITT Corp.	376,428
			1,232,736

Shares			Value
		Oil & Gas: 0.8%
4,341	@	SandRidge Energy, Inc.	$155,668
10,900		Tesoro Petroleum Corp.	519,930
3,900		Valero Energy Corp.	273,117
			948,715
		Pipelines: 0.2%
3,400		Questar Corp.	183,940
			183,940
		Telecommunications: 0.2%
5,600	@	CommScope, Inc.	275,576
			275,576
Total Common Stock (Cost $10,989,153)			14,138,484
REAL ESTATE INVESTMENT TRUSTS: 1.5%
		Diversified: 0.1%
4,000		Liberty Property Trust	115,240
			115,240
		Mortgage: 0.5%
31,800		Annaly Capital Management, Inc.	578,124
			578,124
		Office Property: 0.2%
5,100		Mack-Cali Realty Corp.	173,400
			173,400
		Regional Malls: 0.7%
18,117		General Growth Properties, Inc.	746,058
			746,058
Total Real Estate Investment Trusts (Cost $1,834,251)			1,612,822
PREFERRED STOCK: 4.0%
		Electric: 0.9%
10,700		CMS Energy Corp., 4.500%, due 12/31/49	971,025
			971,025
		Electrical Components & Equipment: 0.7%
2,200	P	General Cable Corp., 5.750%, due 11/24/13	809,600
			809,600
		Mining: 1.4%
675		Freeport-McMoRan Copper & Gold, Inc., 5.500%, due 12/31/49	1,499,766
			1,499,766
		Oil & Gas: 0.7%
13,600		Petroquest Energy, Inc., 6.875%, due 12/31/49	822,800
			822,800

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Savings & Loans: 0.3%
10,000		Sovereign Capital Trust, 4.375%, due 03/01/34	$331,250
			331,250
Total Preferred Stock (Cost $3,709,556)			4,434,441
Principal Amount			Value
CONVERTIBLE BONDS: 8.0%
		Advertising: 0.9%
$1,000,000	#,C	Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	983,750
			983,750
		Aerospace/Defense: 0.5%
340,000	C	EDO Corp., 4.000%, due 11/15/25	571,324
			571,324
		Distribution/Wholesale: 0.4%
515,000	C	WESCO International, Inc., 1.750%, due 11/15/26	435,819
			435,819
		Electronics: 1.0%
1,000,000	#	Newport Corp., 2.500%, due 02/15/12	876,250
300,000	C	Vishay Intertechnology, Inc., 3.625%, due 08/01/23	300,000
			1,176,250
		Energy-Alternate Sources: 0.4%
465,000	#,C	Diversa Corp., 5.500%, due 04/01/27	406,875
			406,875
		Entertainment: 1.0%
555,000		Macrovision Corp., 2.625%, due 08/15/11	525,863
600,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	546,000
			1,071,863
		Healthcare-Products: 0.0%
35,000	#	Inverness Medical Innovations, Inc., 3.000%, due 05/15/16	46,856
			46,856
		Office Property: 0.5%
600,000	#,C	Alexandria Real Estate Equities, Inc., 3.700%, due 01/15/27	603,000
			603,000
		Pharmaceuticals: 1.7%
525,000		BioMarin Pharmaceuticals, Inc., 1.875%, due 04/23/17	974,531
500,000	#,C	EPIX Pharmaceuticals, Inc., 3.000%, due 06/15/24	338,750
690,000		MannKind Corp., 3.750%, due 12/15/13	574,425
			1,887,706

Principal Amount			Value
		Regional Malls: 1.1%
$1,500,000	#,C	General Growth Properties, Inc., 3.980%, due 04/15/27	$1,218,750
			1,218,750
		Telecommunications: 0.5%
500,000	#	Anixter International, Inc., 1.000%, due 02/15/13	573,125
			573,125
Total Convertible Bonds (Cost $8,983,816)			8,975,318
CORPORATE BONDS/NOTES: 68.6%
		Advertising: 1.7%
1,965,000	C	Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	1,908,506
			1,908,506
		Aerospace/Defense: 5.7%
3,815,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	3,815,000
2,500,000	C	Esterline Technologies Corp., 7.750%, due 06/15/13	2,575,000
			6,390,000
		Auto Parts & Equipment: 0.4%
185,000	#,C	Allison Transmission, Inc., 11.000%, due 11/01/15	168,350
280,000	&,#,C	Allison Transmission, Inc., 11.250%, due 11/01/15	248,500
			416,850
		Biotechnology: 0.9%
1,000,000	C	Bio-Rad Laboratories, Inc., 7.500%, due 08/15/13	1,015,000
			1,015,000
		Chemicals: 5.1%
1,500,000	C	Georgia Gulf Corp., 9.500%, due 10/15/14	1,203,750
800,000	C	Georgia Gulf Corp., 10.750%, due 10/15/16	540,000
465,000	@@,#,C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	416,175
1,550,000		Millennium America, Inc., 7.625%, due 11/15/26	1,263,250
1,250,000	@@,C	Nova Chemicals Corp., 6.500%, due 01/15/12	1,178,125
1,200,000	@@,C	Nova Chemicals Ltd., 7.875%, due 09/15/25	1,080,000
			5,681,300
		Coal: 1.0%
1,205,000	C	Massey Energy Co., 6.875%, due 12/15/13	1,141,738
			1,141,738
		Commercial Services: 1.8%
250,000		ACE Cash Express, Inc., 8.216%, due 10/05/13	231,875
348,246		NCO Group, Inc., 8.131%, due 05/15/13	334,606

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Commercial Services (continued)
$1,260,000	C	NCO Group, Inc., 9.744%, due 11/15/13	$1,215,900
250,000	C	NCO Group, Inc., 11.875%, due 11/15/14	233,750
			2,016,131
		Computers: 0.4%
520,000	C	Activant Solutions, Inc., 9.500%, due 05/01/16	452,400
			452,400
		Distribution/Wholesale: 2.3%
750,000	C	Intcomex, Inc., 11.750%, due 01/15/11	772,500
1,905,000	C	Wesco Distribution, Inc., 7.500%, due 10/15/17	1,781,175
			2,553,675
		Diversified Financial Services: 0.9%
760,000	C	Altra Industrial Motion, Inc., 9.000%, due 12/01/11	775,200
250,000	@@,#,C	Redwood Capital X Ltd., 8.430%, due 01/09/09	250,000
			1,025,200
		Electric: 5.8%
520,000	#,C	Allegheny Energy, Inc., 8.250%, due 04/15/12	557,700
1,855,000	C	CMS Energy Corp., 6.875%, due 12/15/15	1,885,748
750,000	@@,#,C	Intergen NV, 9.000%, due 06/30/17	793,125
286,203		NRG Energy, Inc., 6.484%, due 02/01/13	273,574
687,670		NRG Energy, Inc., 6.734%, due 02/01/13	657,326
1,750,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	1,710,625
675,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	671,625
			6,549,723
		Electrical Components & Equipment: 2.6%
2,000,000	C	Anixter International, Inc., 5.950%, due 03/01/15	1,812,500
290,000	C	Belden, Inc., 7.000%, due 03/15/17	284,200
800,000	C	General Cable Corp., 7.125%, due 04/01/17	788,000
			2,884,700
		Electronics: 1.3%
1,430,000	C	Itron, Inc., 7.750%, due 05/15/12	1,415,700
			1,415,700
		Energy-Alternate Sources: 0.3%
400,000	#,C	VeraSun Energy Corp., 9.375%, due 06/01/17	351,000
			351,000

Principal Amount			Value
		Engineering & Construction: 0.7%
$480,000	#,C	Esco Corp., 8.625%, due 12/15/13	$482,400
500,000		Landsource Communities Development, 9.820%, due 02/22/14	287,500
			769,900
		Entertainment: 0.5%
130,000		New World Gaming Partners, 8.750%, due 07/16/14	119,600
465,000	#,C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	453,375
			572,975
		Hand/Machine Tools: 1.7%
1,850,000	C	Baldor Electric Co., 8.625%, due 02/15/17	1,914,750
			1,914,750
		Healthcare-Products: 0.1%
115,000	#,C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	117,013
			117,013
		Healthcare-Services: 0.7%
800,000	&,#,C	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	732,000
			732,000
		Holding Companies-Diversified: 0.8%
1,000,000	C	Leucadia National Corp., 7.125%, due 03/15/17	930,000
			930,000
		Household Products/Wares: 0.5%
550,000	C	Yankee Acquisition Corp., 9.750%, due 02/15/17	506,000
			506,000
		Insurance: 2.6%
545,000	#,C	Alliant Holdings I, Inc., 11.000%, due 05/01/15	520,475
150,000		Alliant Insurance Services, 7.765%, due 08/21/14	144,000
249,375		Amwins Group, Inc., 7.742%, due 06/11/13	211,969
700,000	#,C	HUB International Holdings, Inc., 10.250%, due 06/15/15	598,500
91,503		HUB International Ltd., 7.491%, due 06/13/14	86,814
408,497		HUB International Ltd., 7.700%, due 06/13/14	387,561
990,000	C	Presidential Life Corp., 7.875%, due 02/15/09	985,050
			2,934,369
		Investment Companies: 0.7%
925,000	@@,#,C	Algoma Acquisition Corp., 9.875%, due 06/15/15	763,125
			763,125

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Leisure Time: 0.6%
$775,000	#,C	Pegasus Solutions, Inc., 10.500%, due 04/15/15	$685,875
			685,875
		Machinery-Diversified: 2.3%
2,500,000	C	Gardner Denver, Inc., 8.000%, due 05/01/13	2,537,500
			2,537,500
		Metal Fabricate/Hardware: 2.7%
2,500,000	C	Mueller Industries, Inc., 6.000%, due 11/01/14	2,284,375
880,000	C	Mueller Water Products, 7.375%, due 06/01/17	790,900
			3,075,275
		Mining: 2.1%
240,000	&,#,C	Noranda Aluminium Acquisition Corp., 8.738%, due 05/15/15	202,800
2,250,000	@@,C	Novelis, Inc., 7.250%, due 02/15/15	2,126,250
			2,329,050
		Miscellaneous Manufacturing: 0.7%
405,000	#,C	AGY Holding Corp., 11.000%, due 11/15/14	394,875
515,000	+,C	Roper Industries, Inc., 1.481% (step rate 0.000%), due 01/15/34	406,206
			801,081
		Oil & Gas: 4.8%
920,000	C	Cimarex Energy Co., 7.125%, due 05/01/17	908,500
400,000	#,C	Forest Oil Corp., 7.250%, due 06/15/19	404,000
1,000,000	C	Frontier Oil Corp., 6.625%, due 10/01/11	1,000,000
95,000	#,C	Hilcorp Energy I LP, 7.750%, due 11/01/15	93,813
650,000	#,C	Hilcorp Energy I LP, 9.000%, due 06/01/16	676,000
600,000		NCO Group, Inc., 8.625%, due 03/15/13	594,000
850,000	#,C	Parallel Petroleum Corp., 10.250%, due 08/01/14	854,250
880,000	C	Tesoro Corp., 6.625%, due 11/01/15	875,600
			5,406,163
		Oil & Gas Services: 0.6%
200,000	C	Complete Production Services, Inc., 8.000%, due 12/15/16	194,500
500,000	@@,#,C	Sevan Marine ASA, 7.744%, due 05/14/13	496,875
			691,375
		Packaging & Containers: 1.4%
1,760,000	C	Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	1,610,400
			1,610,400

Principal Amount			Value
		Pharmaceuticals: 2.5%
$615,000	C	Omnicare, Inc., 3.250%, due 12/15/35	$451,256
2,485,000	C	Valeant Pharmaceuticals International, 7.000%, due 12/15/11	2,401,131
			2,852,387
		Pipelines: 1.4%
1,200,000	C	Holly Energy Partners LP, 6.250%, due 03/01/15	1,110,000
450,000	C	TEPPCO Partners LP, 7.000%, due 06/01/67	412,430
			1,522,430
		Real Estate: 3.9%
2,700,000	C	Forest City Enterprises, Inc., 6.500%, due 02/01/17	2,457,000
1,915,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	1,857,550
			4,314,550
		Regional Malls: 0.6%
750,000	#,C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	700,457
			700,457
		Retail: 1.2%
800,000	C	Brown Shoe Co., Inc., 8.750%, due 05/01/12	820,000
500,000	C	Sonic Automotive, Inc., 8.625%, due 08/15/13	488,750
			1,308,750
		Shopping Centers: 1.0%
1,200,000	C	BF Saul Reit, 7.500%, due 03/01/14	1,116,000
			1,116,000
		Software: 1.0%
1,180,000	#,C	First Data Corp., 9.875%, due 09/24/15	1,098,875
			1,098,875
		Telecommunications: 2.1%
350,079	@@	BCE, Inc., 7.960%, due 10/31/14	342,338
700,000	C	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	733,250
1,000,000		Corning, Inc., 8.875%, due 08/15/21	1,275,098
29,921	@@	Telesat Canada, Inc., 7.894%, due 10/31/14	29,260
			2,379,946
		Transportation: 0.5%
300,000	#,C	Bristow Group, Inc., 7.500%, due 09/15/17	303,000
305,000	@@,#,C	Kansas City Southern de Mexico SA de CV, 7.375%, due 06/01/14	297,375
			600,375

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Trucking & Leasing: 0.7%
$850,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	$816,000
			816,000
Total Corporate Bonds/Notes (Cost $80,218,744)			76,888,544
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.8%
1,000,000	#,C	Timberstar Trust, 7.530%, due 10/15/36	872,602
Total Collateralized Mortgage Obligations (Cost $1,008,884)			872,602
Total Long-Term Investments (Cost $106,744,404)			106,922,211
SHORT-TERM INVESTMENTS: 2.8%
		U.S. Government Agency Obligations: 2.8%
3,162,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	3,161,464
Total Short-Term Investments (Cost $3,161,464)			3,161,464

Total Investments in Securities (Cost $109,905,868)*	98.3%	$110,083,675
Other Assets and Liabilities - Net	1.7	1,938,103
Net Assets	100.0%	$112,021,778

@  Non-income producing security

@@  Foreign Issuer

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $109,944,413

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,293,625
Gross Unrealized Depreciation	(5,154,363)
Net Unrealized Appreciation	$139,262

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 100.2%
		Advertising: 2.2%
203,200	@,L	Clear Channel Outdoor Holdings, Inc.	$5,620,512
70,900	@,@@,L	Focus Media Holding Ltd. ADR	4,027,829
104,700	@,L	Lamar Advertising Co.	5,032,929
170,800		Omnicom Group	8,118,124
			22,799,394
		Aerospace/Defense: 1.5%
26,400	@,L	Alliant Techsystems, Inc.	3,003,264
83,700	@@,L	Empresa Brasileira de Aeronautica SA ADR	3,815,883
117,300		Rockwell Collins, Inc.	8,442,081
			15,261,228
		Airlines: 0.5%
91,300		Skywest, Inc.	2,451,405
203,000		Southwest Airlines Co.	2,476,600
			4,928,005
		Auto Parts & Equipment: 0.3%
68,500		WABCO Holdings, Inc.	3,431,165
			3,431,165
		Banks: 1.8%
29,200	L	City National Corp.	1,738,860
60,500	L	East-West Bancorp., Inc.	1,465,915
54,200	L	First Horizon National Corp.	983,730
118,700		Northern Trust Corp.	9,090,046
44,800	@,L	SVB Financial Group	2,257,920
66,600		Synovus Financial Corp.	1,603,728
104,400		UCBH Holdings, Inc.	1,478,304
			18,618,503
		Beverages: 0.4%
61,600		Brown-Forman Corp.	4,565,176
			4,565,176
		Biotechnology: 3.1%
55,700	@	Celgene Corp.	2,573,897
80,100	@,L	Charles River Laboratories International, Inc.	5,270,580
68,000	@	Genzyme Corp.	5,061,920
61,300	@,L	Illumina, Inc.	3,632,638
55,600	@,L	Integra LifeSciences Holdings Corp.	2,331,308
53,100	@,L	Invitrogen Corp.	4,960,071
55,100	@,L	Martek Biosciences Corp.	1,629,858
41,200	@,L	Millipore Corp.	3,015,016
96,900	@,@@,L	Qiagen NV	2,039,745
69,800	@,L	Vertex Pharmaceuticals, Inc.	1,621,454
			32,136,487
		Chemicals: 0.7%
100,300		Ecolab, Inc.	5,136,363
39,400		Sigma-Aldrich Corp.	2,151,240
			7,287,603
		Coal: 1.6%
78,500	L	Arch Coal, Inc.	3,527,005
101,400		Consol Energy, Inc.	7,252,128
122,600		Foundation Coal Holdings, Inc.	6,436,500
			17,215,633

Shares			Value
		Commercial Services: 6.1%
72,000	@	Apollo Group, Inc.-Class A	$5,050,800
55,700	L	Corporate Executive Board Co.	3,347,570
68,500	L	DeVry, Inc.	3,559,260
76,600	L	Equifax, Inc.	2,785,176
89,700	L	H&R Block, Inc.	1,665,729
107,100	@,L	Iron Mountain, Inc.	3,964,842
36,100	@,L	ITT Educational Services, Inc.	3,078,247
50,000		Manpower, Inc.	2,845,000
48,000		McKesson Corp.	3,144,480
120,600	@,L	Monster Worldwide, Inc.	3,907,440
168,500	L	Moody's Corp.	6,015,450
233,400	@,L	Quanta Services, Inc.	6,124,416
95,100	@@	Ritchie Bros. Auctioneers, Inc.	7,864,770
142,600		Robert Half International, Inc.	3,855,904
62,500	@,L	Vistaprint Ltd.	2,678,125
166,900		Western Union Co.	4,052,332
			63,939,541
		Computers: 3.3%
94,600	@,L	Cadence Design Systems, Inc.	1,609,146
183,200	@	Cognizant Technology Solutions Corp.	6,217,808
26,500	@,L	DST Systems, Inc.	2,187,575
81,000		Factset Research Systems, Inc.	4,511,700
86,100		Jack Henry & Associates, Inc.	2,095,674
62,500	@,@@,L	Logitech International	2,290,000
288,100	@,L	Network Appliance, Inc.	7,190,976
117,600	@,L	Perot Systems Corp.	1,587,600
190,900		Seagate Technology, Inc.	4,867,950
70,800	@	Synopsys, Inc.	1,835,844
			34,394,273
		Cosmetics/Personal Care: 0.7%
176,600		Avon Products, Inc.	6,980,998
			6,980,998
		Distribution/Wholesale: 0.7%
79,800	L	Fastenal Co.	3,225,516
49,700		WW Grainger, Inc.	4,349,744
			7,575,260
		Diversified Financial Services: 5.0%
34,700	@,L	Affiliated Managers Group, Inc.	4,075,862
28,900	L	Bear Stearns Cos., Inc.	2,550,425
20,700		Blackrock, Inc.	4,487,760
100,400	L	Eaton Vance Corp.	4,559,164
86,000		Federated Investors, Inc.	3,539,760
77,300	@,L	Interactive Brokers Group, Inc.	2,498,336
42,500	@	IntercontinentalExchange, Inc.	8,181,250
100,100	L	Janus Capital Group, Inc.	3,288,285
119,100	@@,L	Lazard Ltd.	4,844,988
26,600		Legg Mason, Inc.	1,945,790
73,800	L	Nymex Holdings, Inc.	9,860,418
70,000	L	OptionsXpress Holdings, Inc.	2,367,400
			52,199,438
		Electric: 1.1%
235,500	@	AES Corp.	5,037,345
269,600	@	Reliant Resources, Inc.	7,074,304
			12,111,649

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Electrical Components & Equipment: 0.6%
89,450	W	Ametek, Inc.	$4,189,838
32,400	@,L	General Cable Corp.	2,374,272
			6,564,110
		Electronics: 2.5%
63,500	L	Applera Corp.-Applied Biosystems Group	2,153,920
156,500	@,L	Cogent, Inc.	1,744,975
44,700	@,L	Cymer, Inc.	1,740,171
55,900	@	Dolby Laboratories, Inc.	2,779,348
78,200	@,L	Flir Systems, Inc.	2,447,660
128,000		Gentex Corp.	2,274,560
58,600	@,L	II-VI, Inc.	1,790,230
200,400		Jabil Circuit, Inc.	3,060,108
70,600		National Instruments Corp.	2,353,098
69,000	@,L	Waters Corp.	5,455,830
			25,799,900
		Engineering & Construction: 2.6%
59,800		Fluor Corp.	8,714,056
59,300	@,@@	Foster Wheeler Ltd.	9,192,686
159,600	@	McDermott International, Inc.	9,421,187
			27,327,929
		Entertainment: 0.8%
68,200	@	DreamWorks Animation SKG, Inc.	1,741,828
153,800		International Game Technology	6,756,434
			8,498,262
		Environmental Control: 1.1%
222,300		Republic Services, Inc.	6,969,105
77,300	@,L	Stericycle, Inc.	4,591,620
			11,560,725
		Food: 1.2%
78,700	L	Hershey Co.	3,100,780
116,700		McCormick & Co., Inc.	4,424,097
89,950		WM Wrigley Jr. Co.	5,266,573
			12,791,450
		Healthcare-Products: 5.6%
103,900	@,L	American Medical Systems Holdings, Inc.	1,502,394
62,400	@,L	Arthrocare Corp.	2,998,320
26,600		Becton Dickinson & Co.	2,223,228
60,900		CR Bard, Inc.	5,773,320
58,100		Densply International, Inc.	2,615,662
38,200	@,L	Edwards Lifesciences Corp.	1,756,818
51,700	@	Gen-Probe, Inc.	3,253,481
53,000	@,L	Henry Schein, Inc.	3,254,200
42,000	@,L	Hologic, Inc.	2,882,880
17,000	@,L	Intuitive Surgical, Inc.	5,516,500
56,500	@	Masimo Corp.	2,228,925
53,900	@,L	Patterson Cos., Inc.	1,829,905
76,800	@,L	Resmed, Inc.	4,034,304
183,700	@	St. Jude Medical, Inc.	7,465,568
62,000	@,L	Techne Corp.	4,095,100
52,700	@,L	Varian Medical Systems, Inc.	2,748,832
62,300	@	Zimmer Holdings, Inc.	4,121,145
			58,300,582

Shares			Value
		Healthcare-Services: 3.0%
83,350	@	Coventry Health Care, Inc.	$4,938,488
34,400	@	DaVita, Inc.	1,938,440
92,200	@	Health Net, Inc.	4,453,260
60,300	@,L	Healthways, Inc.	3,523,932
78,700	@	Humana, Inc.	5,926,897
54,900	@,L	Laboratory Corp. of America Holdings	4,146,597
94,700	@,L	Lincare Holdings, Inc.	3,329,652
64,000		Quest Diagnostics	3,385,600
			31,642,866
		Home Builders: 0.8%
45,900	L	Centex Corp.	1,159,434
41,000	L	KB Home	885,600
59,000	L	Lennar Corp.	1,055,510
68,200	L	Pulte Homes, Inc.	718,828
47,400	L	Thor Industries, Inc.	1,801,674
65,000	@,L	Toll Brothers, Inc.	1,303,900
53,600	L	Winnebago Industries	1,126,672
			8,051,618
		Household Products/Wares: 0.5%
35,800	L	Avery Dennison Corp.	1,902,412
51,000		Clorox Co.	3,323,670
			5,226,082
		Insurance: 3.1%
67,900	L	AMBAC Financial Group, Inc.	1,749,783
42,100		AON Corp.	2,007,749
47,400	@,@@	Arch Capital Group Ltd.	3,334,590
41,500		Assurant, Inc.	2,776,350
60,400	@@	Axis Capital Holdings Ltd.	2,353,788
79,100		Brown & Brown, Inc.	1,858,850
148,000		Cigna Corp.	7,952,040
4,400	@	Markel Corp.	2,160,840
49,000	L	MBIA, Inc.	912,870
78,600	@	Philadelphia Consolidated Holding Co.	3,092,910
40,500	@@,L	RenaissanceRe Holdings Ltd.	2,439,720
43,700	@@	Willis Group Holdings Ltd.	1,659,289
			32,298,779
		Internet: 2.3%
6,700	@,@@	Baidu.com ADR	2,615,613
55,600	@	Digital River, Inc.	1,838,692
150,700	@,L	Expedia, Inc.	4,765,134
90,200	@,L	F5 Networks, Inc.	2,572,504
84,000	@	McAfee, Inc.	3,150,000
54,100	@,@@,L	Sina Corp.	2,397,171
138,300	@	Symantec Corp.	2,232,162
121,800	@,L	VeriSign, Inc.	4,580,898
			24,152,174
		Iron/Steel: 0.8%
105,400	L	Carpenter Technology Corp.	7,922,918
			7,922,918
		Leisure Time: 1.0%
123,800	L	Harley-Davidson, Inc.	5,782,698
41,500	L	Royal Caribbean Cruises Ltd.	1,761,260
76,350	@,L	WMS Industries, Inc.	2,797,464
			10,341,422

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Lodging: 2.0%
44,500		Boyd Gaming Corp.	$1,516,115
92,000		Choice Hotels International, Inc.	3,054,400
164,000		Marriott International, Inc.	5,605,520
193,200	@,@@,L	Melco PBL Entertainment Macau Ltd. ADR	2,233,392
92,000		Starwood Hotels & Resorts Worldwide, Inc.	4,050,760
38,600	@	Wynn Resorts Ltd.	4,328,218
			20,788,405
		Machinery-Construction & Mining: 0.7%
79,500		Joy Global, Inc.	5,232,690
33,000	@	Terex Corp.	2,163,810
			7,396,500
		Machinery-Diversified: 0.7%
70,600		Graco, Inc.	2,630,556
86,200		IDEX Corp.	3,114,406
55,800	@,L	Zebra Technologies Corp.	1,936,260
			7,681,222
		Media: 2.3%
76,600	@,L	Cablevision Systems Corp.	1,876,700
21,200	@,@@,L	Central European Media Enterprises Ltd.	2,458,776
117,600	@,@@,L	CTC Media, Inc.	3,551,520
152,800		McGraw-Hill Cos., Inc.	6,694,168
37,400		Meredith Corp.	2,056,252
122,600	@@	Shaw Communications, Inc.-Class B	2,903,168
75,400	@@,L	WPP Group PLC ADR	4,847,466
			24,388,050
		Metal Fabricate/Hardware: 0.9%
66,100		Precision Castparts Corp.	9,168,070
			9,168,070
		Mining: 0.3%
50,000	@@,L	Agnico-Eagle Mines Ltd.	2,731,500
			2,731,500
		Miscellaneous Manufacturing: 1.3%
105,300	L	Donaldson Co., Inc.	4,883,814
43,100		ITT Corp.	2,846,324
45,800		Pall Corp.	1,846,656
66,500		Roper Industries, Inc.	4,158,910
			13,735,704
		Office Furnishings: 0.2%
48,400	L	HNI, Corp.	1,696,904
			1,696,904
		Oil & Gas: 3.4%
51,400	@,L	Bill Barrett Corp.	2,152,118
54,200		Cabot Oil & Gas Corp.	2,188,054
224,500	@,@@,L	Compton Petroleum Corp.	2,065,400
41,600	L	Diamond Offshore Drilling	5,907,200
84,500	@,L	Mariner Energy, Inc.	1,933,360
93,000		Murphy Oil Corp.	7,890,120
75,000	@,@@,L	Nabors Industries Ltd.	2,054,250
75,250	@,L	SandRidge Energy, Inc.	2,698,465
95,200	@,L	Ultra Petroleum Corp.	6,806,800
40,250		XTO Energy, Inc.	2,067,240
			35,763,007

Shares			Value
		Oil & Gas Services: 4.4%
84,900		BJ Services Co.	$2,059,674
189,400	@,L	Cameron International Corp.	9,115,822
61,600	@,L	Core Laboratories NV	7,682,752
143,700	@	FMC Technologies, Inc.	8,147,790
125,000		Smith International, Inc.	9,231,250
69,200	@,L	Tetra Technologies, Inc.	1,077,444
129,100	@	Weatherford International Ltd.	8,856,260
			46,170,992
		Pharmaceuticals: 3.2%
94,300	@,L	Alkermes, Inc.	1,470,137
133,664		Allergan, Inc.	8,586,575
47,500	@,L	Amylin Pharmaceuticals, Inc.	1,757,500
70,600	@,L	Cephalon, Inc.	5,066,256
152,400	@,@@,L	Elan Corp. PLC ADR	3,349,752
101,800	@	Express Scripts, Inc.	7,431,400
132,300	@,L	Medarex, Inc.	1,378,566
47,000	@,L	Sepracor, Inc.	1,233,750
58,000	@,L	Theravance, Inc.	1,131,000
127,200	@,L	Warner Chilcott Ltd.	2,255,256
			33,660,192
		Pipelines: 0.7%
218,100		Williams Cos., Inc.	7,803,618
			7,803,618
		Retail: 5.5%
43,000		Advance Auto Parts, Inc.	1,633,570
59,100	@,L	AnnTaylor Stores Corp.	1,510,596
129,500	@,L	Bed Bath & Beyond, Inc.	3,806,005
209,000	@	Coach, Inc.	6,391,220
65,400	@,L	Dick's Sporting Goods, Inc.	1,815,504
99,000	L	Family Dollar Stores, Inc.	1,903,770
41,600		Men's Wearhouse, Inc.	1,122,368
65,100	@,L	O'Reilly Automotive, Inc.	2,111,193
36,600	@,L	Panera Bread Co.	1,311,012
83,300	L	Petsmart, Inc.	1,960,049
125,000		Ross Stores, Inc.	3,196,250
137,955		Staples, Inc.	3,182,622
110,400	L	Tiffany & Co.	5,081,712
86,050	@@	Tim Hortons, Inc.	3,177,827
196,800		TJX Cos., Inc.	5,654,064
36,100	@,L	Tractor Supply Co.	1,297,434
72,500	@,L	Urban Outfitters, Inc.	1,976,350
103,000	L	Williams-Sonoma, Inc.	2,667,700
221,600		Yum! Brands, Inc.	8,480,632
			58,279,878
		Semiconductors: 6.6%
274,100		Altera Corp.	5,295,612
166,800		Analog Devices, Inc.	5,287,560
230,850	@	Broadcom Corp.	6,034,419
121,400	@	Fairchild Semiconductor International, Inc.	1,751,802
133,500	@	Integrated Device Technology, Inc.	1,509,885
81,300		Intersil Corp.	1,990,224
31,800		KLA-Tencor Corp.	1,531,488
39,000	@	Lam Research Corp.	1,685,970
167,700	L	Linear Technology Corp.	5,337,891
233,000	@,@@,L	Marvell Technology Group Ltd.	3,257,340
171,100		Maxim Integrated Products	4,530,728
86,600	@	MEMC Electronic Materials, Inc.	7,663,234

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Semiconductors (continued)
176,500	L	Microchip Technology, Inc.	$5,545,630
200,300		National Semiconductor Corp.	4,534,792
189,400	@,L	ON Semiconductor Corp.	1,681,872
180,800	@	QLogic Corp.	2,567,360
74,700	@,L	Silicon Laboratories, Inc.	2,796,021
113,400	@	Teradyne, Inc.	1,172,556
239,300		Xilinx, Inc.	5,233,491
			69,407,875
		Software: 6.7%
209,980	@	Activision, Inc.	6,236,406
150,900	@,L	American Reprographics Co.	2,486,832
151,300	@	Autodesk, Inc.	7,528,688
92,100	@	Citrix Systems, Inc.	3,500,721
28,000		Dun & Bradstreet Corp.	2,481,640
143,900	@	Electronic Arts, Inc.	8,405,199
39,700		Fidelity National Information Services, Inc.	1,651,123
46,800	@	Fiserv, Inc.	2,596,932
46,700		Global Payments, Inc.	2,172,484
174,000	@,L	Intuit, Inc.	5,500,140
193,300		Paychex, Inc.	7,001,326
386,600	@,L	Red Hat, Inc.	8,056,744
72,400	@,L	Salesforce.com, Inc.	4,538,756
148,400	@@,L	Satyam Computer Services Ltd. ADR	3,965,248
65,300		SEI Investments Co.	2,100,701
77,600	@,L	THQ, Inc.	2,187,544
			70,410,484
		Telecommunications: 4.2%
184,400	@	American Tower Corp.	7,855,440
180,700	@,L	Crown Castle International Corp.	7,517,120
122,300	@,L	Foundry Networks, Inc.	2,142,696
160,300	@,L	JDS Uniphase Corp.	2,131,990
184,600	@	Juniper Networks, Inc.	6,128,720
95,100	@,L	Leap Wireless International, Inc.	4,435,464
125,000	@,L	MetroPCS Communications, Inc.	2,431,250
64,100	@,L	NeuStar, Inc.	1,838,388
78,000	@	NII Holdings, Inc.	3,768,960
178,950	@,L	SBA Communications Corp.	6,055,668
			44,305,696
		Textiles: 0.2%
73,600		Cintas Corp.	2,474,432
			2,474,432
		Toys/Games/Hobbies: 0.2%
117,100		Mattel, Inc.	2,229,584
			2,229,584
		Transportation: 1.8%
117,700		CH Robinson Worldwide, Inc.	6,369,924
131,000		Expeditors International Washington, Inc.	5,853,080
122,900		Landstar System, Inc.	5,180,235
96,200	@@	UTI Worldwide, Inc.	1,885,520
			19,288,759
Total Common Stock (Cost $896,531,530)			1,051,304,042

Shares		Value
SHORT-TERM INVESTMENTS: 28.7%
	Mutual Fund: 0.2%
1,746,793	Reserve Investment Fund	$1,746,793
Total Mutual Fund (Cost $1,746,793)		1,746,793
Principal Amount		Value
	Securities Lending Collateralcc: 28.5%
$299,744,758	Bank of New York Mellon Corp. Institutional Cash Reserves	299,744,758
Total Securities Lending Collateral (Cost $299,744,758)		299,744,758
Total Short-Term Investments (Cost $301,491,551)		301,491,551

Total Investments in Securities (Cost $1,198,023,081)*	128.9%	$1,352,795,593
Other Assets and Liabilities - Net	(28.9)	(303,310,601)
Net Assets	100.0%	$1,049,484,992

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

*  Cost for federal income tax purposes is $1,200,173,900

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$223,378,188
Gross Unrealized Depreciation	(70,756,495)
Net Unrealized Appreciation	$152,621,693

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 97.3%
		Aerospace/Defense: 0.9%
171,200		General Dynamics Corp.	$15,235,088
			15,235,088
		Airlines: 0.7%
971,200	L	Southwest Airlines Co.	11,848,640
			11,848,640
		Banks: 2.7%
125,900	@@	Erste Bank der Oesterreichischen Sparkassen AG	8,889,569
124,200		Northern Trust Corp.	9,511,236
314,900		State Street Corp.	25,569,880
			43,970,685
		Beverages: 1.3%
95,300	@@	InBev NV	7,922,383
170,500		PepsiCo, Inc.	12,940,950
			20,863,333
		Biotechnology: 1.2%
75,658	@,L	Celgene Corp.	3,496,156
251,800	@	Genentech, Inc.	16,888,226
			20,384,382
		Chemicals: 1.3%
136,900		Monsanto Co.	15,290,361
70,800		Praxair, Inc.	6,280,668
			21,571,029
		Commercial Services: 2.5%
486,700	@@,L	Accenture Ltd.	17,535,801
135,500		McKesson Corp.	8,876,605
400,331	L	Moody's Corp.	14,291,817
			40,704,223
		Computers: 3.5%
203,900	@	Apple, Inc.	40,388,512
361,400	@	Dell, Inc.	8,857,914
477,100	@,L	EMC Corp.	8,840,663
			58,087,089
		Cosmetics/Personal Care: 1.3%
285,080		Procter & Gamble Co.	20,930,574
			20,930,574
		Distribution/Wholesale: 0.2%
92,200	L	Fastenal Co.	3,726,724
			3,726,724
		Diversified Financial Services: 6.1%
135,400		American Express Co.	7,043,508
37,100	L	Blackrock, Inc.	8,043,280
888,900	@,@@	Bovespa Holding SA	17,128,803
532,900		Charles Schwab Corp.	13,615,595
16,900	L	CME Group, Inc.	11,593,400
131,700	L	Franklin Resources, Inc.	15,070,431
47,100		Goldman Sachs Group, Inc.	10,128,855
128,720	@@	Housing Development Finance Corp.	9,295,502
87,900		Morgan Stanley	4,668,369
271,700	@@	Redecard SA	4,396,045
			100,983,788

Shares			Value
		Electric: 0.7%
549,200	@	AES Corp.	$11,747,388
			11,747,388
		Electrical Components & Equipment: 0.9%
108,600	@@	Schneider Electric SA	14,709,210
			14,709,210
		Electronics: 0.6%
765,880	@@	HON HAI Precision Industry GDR	9,454,975
			9,454,975
		Engineering & Construction: 1.5%
114,500	@,@@,L	Foster Wheeler Ltd.	17,749,790
127,800	@	McDermott International, Inc.	7,544,034
			25,293,824
		Entertainment: 0.7%
263,000		International Game Technology	11,553,590
			11,553,590
		Food: 1.7%
76,400	@@	Groupe Danone	6,847,258
354,500		Sysco Corp.	11,063,945
256,200	L	Whole Foods Market, Inc.	10,452,960
			28,364,163
		Healthcare-Products: 4.6%
68,800	@@	Alcon, Inc.	9,841,152
121,000		Becton Dickinson & Co.	10,113,180
248,550	@@	Covidien Ltd.	11,008,280
410,400		Medtronic, Inc.	20,630,808
169,000	@,L	St. Jude Medical, Inc.	6,868,160
134,300		Stryker Corp.	10,034,896
115,800	@	Zimmer Holdings, Inc.	7,660,170
			76,156,646
		Healthcare-Services: 4.5%
395,300		Aetna, Inc.	22,820,669
113,600	@	Humana, Inc.	8,555,216
178,900	@,L	Laboratory Corp. of America Holdings	13,512,317
339,100	@	WellPoint, Inc.	29,749,243
			74,637,445
		Home Furnishings: 0.3%
74,200		Harman International Industries, Inc.	5,469,282
			5,469,282
		Household Products/Wares: 0.4%
105,770	@@	Reckitt Benckiser PLC	6,146,303
			6,146,303
		Insurance: 1.9%
126,700	L	Assurant, Inc.	8,476,230
183,700		Cigna Corp.	9,870,201
144,600		Prudential Financial, Inc.	13,453,584
			31,800,015

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Internet: 6.6%
185,300	@,L	Amazon.com, Inc.	$17,166,192
100,000	@@	B2W Companhia Global Do Varejo	3,988,764
331,240	@,L	Expedia, Inc.	10,473,809
74,800	@	Google, Inc.-Class A	51,722,704
524,900	@,L	VeriSign, Inc.	19,741,489
228,300	@,L	Yahoo!, Inc.	5,310,258
			108,403,216
		Lodging: 1.2%
88,600	@,L	Las Vegas Sands Corp.	9,130,230
216,500		Marriott International, Inc.	7,399,970
33,300	@	MGM Mirage	2,797,866
			19,328,066
		Machinery-Construction & Mining: 0.3%
84,000		Joy Global, Inc.	5,528,880
			5,528,880
		Machinery-Diversified: 0.5%
84,000		Deere & Co.	7,822,080
			7,822,080
		Media: 3.8%
109,500	@,L	EchoStar Communications Corp.	4,130,340
486,700		McGraw-Hill Cos., Inc.	21,322,327
434,500	@@	Naspers Ltd.	10,299,297
397,100	@@,L	Rogers Communications, Inc.	17,968,775
337,000	@@	Shaw Communications, Inc.-Class B	7,980,160
			61,700,899
		Mining: 1.8%
540,800	@@	BHP Billiton Ltd.	18,905,304
102,700		Freeport-McMoRan Copper & Gold, Inc.	10,520,588
			29,425,892
		Miscellaneous Manufacturing: 5.7%
369,100		Danaher Corp.	32,384,834
1,668,000		General Electric Co.	61,832,760
			94,217,594
		Oil & Gas: 3.4%
129,600		EOG Resources, Inc.	11,566,800
141,338		ExxonMobil Corp.	13,241,957
106,900	L	Murphy Oil Corp.	9,069,396
272,415	@@,L	Total SA	22,556,086
			56,434,239
		Oil & Gas Services: 3.5%
232,200	L	Baker Hughes, Inc.	18,831,420
400,100		Schlumberger Ltd.	39,357,837
			58,189,257
		Pharmaceuticals: 4.3%
229,800	L	Allergan, Inc.	14,762,352
434,200	@	Gilead Sciences, Inc.	19,977,542
120,600	@	Medco Health Solutions, Inc.	12,228,840
137,600		Merck & Co., Inc.	7,995,936
39,239	@@	Roche Holding AG	6,783,080
310,900		Schering-Plough Corp.	8,282,376
			70,030,126

Shares			Value
		Real Estate: 0.9%
522,000	@@	DLF Ltd.	$14,091,273
			14,091,273
		Retail: 6.5%
190,700	@,L	Bed Bath & Beyond, Inc.	5,604,673
236,700	L	Costco Wholesale Corp.	16,512,192
963,126		CVS Caremark Corp.	38,284,259
202,700	@	Kohl's Corp.	9,283,660
217,200	@@	Lojas Renner SA	4,392,809
123,084		Target Corp.	6,154,200
307,100	L	Walgreen Co.	11,694,368
402,300		Yum! Brands, Inc.	15,396,021
			107,322,182
		Semiconductors: 1.5%
332,400		Intel Corp.	8,861,784
809,100	@,@@,L	Marvell Technology Group Ltd.	11,311,218
166,400		Maxim Integrated Products	4,406,272
			24,579,274
		Software: 5.8%
383,000		Automatic Data Processing, Inc.	17,054,990
263,000	@,L	Electronic Arts, Inc.	15,361,830
190,129	@@	Infosys Technologies Ltd.	8,480,353
1,243,825		Microsoft Corp.	44,280,169
125,961	@,@@	TomTom	9,513,426
			94,690,768
		Telecommunications: 9.9%
299,800	@,@@	Amdocs Ltd.	10,334,106
373,700	@@,L	America Movil SA de CV ADR	22,941,443
428,200	@	American Tower Corp.	18,241,320
614,900	@,@@	Bharti Airtel Ltd.	15,380,225
728,600	@	Cisco Systems, Inc.	19,723,202
653,300		Corning, Inc.	15,672,667
488,000	@,L	Crown Castle International Corp.	20,300,800
1,921,647	@,@@	Idea Cellular Ltd.	6,719,126
394,900	@,L	Juniper Networks, Inc.	13,110,680
74,300	@,L	Leap Wireless International, Inc.	3,465,352
140,300	@,L	MetroPCS Communications, Inc.	2,728,835
350,600		Qualcomm, Inc.	13,796,110
			162,413,866
		Toys/Games/Hobbies: 1.6%
44,900	@@	Nintendo Co., Ltd.	26,363,124
			26,363,124
		Transportation: 0.5%
200,600	L	Expeditors International Washington, Inc.	8,962,808
			8,962,808
Total Common Stock (Cost $1,334,188,301)			1,603,141,940

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares		Value
SHORT-TERM INVESTMENTS: 14.6%
	Mutual Fund: 2.1%
34,869,725	Reserve Investment Fund	$34,869,724
Total Mutual Fund (Cost $34,869,724)		34,869,724
Principal Amount		Value
	Securities Lending Collateralcc: 12.5%
$205,312,787	Bank of New York Mellon Corp. Institutional Cash Reserves	205,312,787
Total Securities Lending Collateral (Cost $205,312,787)		205,312,787
Total Short-Term Investments (Cost $240,182,511)		240,182,511

Total Investments in Securities (Cost $1,574,370,812)*	111.9%	$1,843,324,451
Other Assets and Liabilities - Net	(11.9)	(195,897,612)
Net Assets	100.0%	$1,647,426,839

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

*  Cost for federal income tax purposes is $1,580,254,960.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$309,586,512
Gross Unrealized Depreciation	(46,517,021)
Net Unrealized Appreciation	$263,069,491

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 72.9%
		Australia: 0.7%
38,582		National Australia Bank Ltd.	$1,270,872
			1,270,872
		Austria: 0.8%
51,730		Telekom Austria AG	1,428,575
			1,428,575
		Bermuda: 0.2%
4,710		ACE Ltd.	290,984
			290,984
		Brazil: 0.8%
33,040		Empresa Brasileira de Aeronautica SA ADR	1,506,294
			1,506,294
		Canada: 0.4%
14,000		George Weston Ltd.	768,124
			768,124
		China: 2.5%
118,500		Byd Co., Ltd.	773,445
213,000		China Shenhua Energy Co., Ltd.	1,254,735
1,984,000		China Telecom Corp., Ltd.	1,554,786
976,000		Shanghai Electric Group Co., Ltd.	826,122
			4,409,088
		Denmark: 0.5%
8,830	@	Vestas Wind Systems A/S	953,471
			953,471
		Finland: 0.9%
12,920		Stora Enso OYJ	194,660
28,720		Stora Enso OYJ (Euro Denominated Security)	428,729
47,490		UPM-Kymmene OYJ	960,941
			1,584,330
		France: 8.1%
6,070		Accor SA	485,241
40,811		AXA SA	1,627,093
14,300		Compagnie Generale des Etablissements Michelin	1,634,898
13,740		Electricite de France	1,636,605
65,940		France Telecom SA	2,365,319
25,020		Sanofi-Aventis	2,290,341
14,280		Suez SA	971,983
65,820	@	Thomson	930,683
19,660		Total SA	1,627,857
21,660		Vivendi	994,477
			14,564,497
		Germany: 7.6%
1,060		BASF AG	156,957
31,290		Bayerische Motoren Werke AG	1,958,799
24,040		Celesio AG	1,485,879
58,010		Deutsche Post AG	1,974,930
9,760		E.ON AG	2,075,194
106,970	@	Infineon Technologies AG	1,268,784
6,473		Merck KGaA	845,386

Shares			Value
4,460		Muenchener Rueckversicherungs AG	$865,585
13,270		Siemens AG	2,101,435
5,580		Siemens AG ADR	878,069
			13,611,018
		Hong Kong: 1.2%
63,400		Cheung Kong Holdings Ltd. ADR	1,172,475
60,000		Hutchison Whampoa Ltd.	675,918
22,000		Swire Pacific Ltd.	301,469
			2,149,862
		India: 2.5%
32,722		Housing Development Finance Corp.	2,363,016
35,470		ICICI Bank Ltd. ADR	2,181,405
			4,544,421
		Israel: 0.6%
45,210	@	Check Point Software Technologies	992,812
			992,812
		Italy: 3.0%
41,863		ENI S.p.A.	1,527,849
153,957		Intesa Sanpaolo S.p.A.	1,211,576
113,129		Mediaset S.p.A.	1,139,656
172,208		UniCredito Italiano S.p.A.	1,416,481
			5,295,562
		Japan: 3.3%
23,600		Fuji Photo Film Co., Ltd.	987,790
22,000		Hitachi Ltd.	163,446
22,500		Konica Minolta Holdings, Inc.	394,448
65,100		Mitsubishi UFJ Financial Group, Inc.	613,888
49,000		NGK Spark Plug Co., Ltd.	849,636
1,700		Nintendo Co., Ltd.	998,158
25,300		Sony Corp.	1,378,417
8,900		Takeda Pharmaceutical Co., Ltd.	519,946
			5,905,729
		Mexico: 0.4%
17,120		Telefonos de Mexico SA de CV ADR	630,701
			630,701
		Netherlands: 4.7%
43,990		Koninklijke Philips Electronics NV	1,884,983
65,290		Reed Elsevier NV	1,295,705
47,580		Royal Dutch Shell PLC-Class B	1,983,407
16,290		SBM Offshore NV	513,591
50,700		Unilever NV	1,862,758
32,250		Vedior NV	820,847
			8,361,291
		Norway: 1.3%
100,690	@	Telenor ASA	2,389,263
			2,389,263

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Portugal: 0.9%
110,990		Portugal Telecom SGPS SA	$1,455,757
10,942		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	152,446
			1,608,203
		Singapore: 2.0%
109,000		DBS Group Holdings Ltd.	1,547,035
92,730	@	Flextronics International Ltd.	1,118,324
345,000		Singapore Telecommunications Ltd.	949,188
			3,614,547
		South Korea: 3.4%
19,280		Kookmin Bank ADR	1,413,610
38,270		Korea Electric Power Corp. ADR	797,930
10,963		LG Electronics, Inc.	1,158,193
6,610	#	Samsung Electronics GDR	1,963,122
22,090		SK Telecom Co., Ltd. ADR	659,166
			5,992,021
		Spain: 3.3%
62,521		Banco Santander Central Hispano SA	1,350,328
41,097		Repsol YPF SA	1,466,062
93,120		Telefonica SA	3,018,609
			5,834,999
		Sweden: 1.7%
100,260		Atlas Copco AB	1,490,196
55,480		Nordea Bank AB	926,946
31,080		Securitas AB	432,242
14,170	@	Securitas Direct AB	57,106
27,830		Securitas Systems AB	98,313
			3,004,803
		Switzerland: 5.0%
18,830		Adecco SA	1,012,206
11,550		Lonza Group AG	1,396,869
3,950		Nestle SA	1,813,802
44,740		Novartis AG	2,446,711
18,101		Swiss Reinsurance	1,280,544
20,530		UBS AG-Reg	946,591
			8,896,723
		Taiwan: 0.7%
1,177,000	@	Chinatrust Financial Holding Co., Ltd.	830,457
77,293	#	Compal Electronics, Inc. GDR	422,994
			1,253,451
		United Kingdom: 15.9%
120,910		Aviva PLC	1,611,423
199,260		BAE Systems PLC	1,977,438
157,100		BP PLC	1,919,802
97,330		British Sky Broadcasting PLC	1,197,237
77,150		Burberry Group PLC	871,984
135,200		Cadbury Schweppes PLC	1,653,076
258,470		Compass Group PLC	1,577,175
78,410		GlaxoSmithKline PLC	1,991,346
253,450		Group 4 Securicor PLC	1,238,907
84,400		HSBC Holdings PLC	1,419,116
195,570		Kingfisher PLC	560,809

Shares			Value
70,500		Lloyds TSB Group PLC	$663,878
35,330		National Grid PLC	585,938
380,120		Old Mutual PLC	1,266,463
71,550		Pearson PLC	1,036,179
55,190		Rexam PLC	459,526
115,390	@	Rolls-Royce Group PLC	1,252,446
3,844,868	@	Rolls-Royce Group PLC-B Shares	8,419
228,200		Royal Bank of Scotland Group PLC	2,014,886
33,543		Smiths Group PLC	672,963
40,160		Standard Chartered PLC	1,465,707
589,166		Vodafone Group PLC	2,211,683
105,950		Yell Group PLC	844,359
			28,500,760
		United States: 0.5%
27,260		Invesco Ltd.	855,419
			855,419
Total Common Stock (Cost $116,696,709)			130,217,820
Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.3%
		U.S. Government Agency Obligations: 28.3%
$50,647,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	50,637,855
Total Short-Term Investments (Cost $50,637,855)			50,637,855

Total Investments in Securities (Cost $167,334,564)*	101.2%	$180,855,675
Other Assets and Liabilities - Net	(1.2)	(2,192,237)
Net Assets	100.0%	$178,663,438

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $168,422,594.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,286,423
Gross Unrealized Depreciation	(3,853,342)
Net Unrealized Appreciation	$12,433,081

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	2.6%
Apparel	0.5
Auto Manufacturers	1.1
Auto Parts & Equipment	1.4
Banks	9.8
Chemicals	0.9
Coal	0.7
Commercial Services	2.0
Computers	0.2
Diversified Financial Services	2.8
Electric	3.4
Electrical Components & Equipment	1.7
Electronics	1.7
Food	3.4
Food Service	0.9
Forest Products & Paper	0.9
Holding Companies - Diversified	0.5
Home Furnishings	1.3
Insurance	3.9
Internet	0.5
Lodging	0.3
Machinery-Construction & Mining	0.8
Machinery - Diversified	0.5
Media	3.7
Miscellaneous Manufacturing	2.8
Oil & Gas	4.8
Oil & Gas Services	0.3
Packaging & Containers	0.3
Pharmaceuticals	5.4
Real Estate	0.7
Retail	0.3
Semiconductors	1.8
Telecommunications	9.3
Toys/Games/Hobbies	0.6
Transportation	1.1
Short-Term Investments	28.3
Other Assets and Liabilities - Net	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 97.1%
		Airlines: 0.8%
336,600	@,L	JetBlue Airways Corp.	$1,985,940
			1,985,940
		Banks: 1.9%
117,430	L	Wachovia Corp.	4,465,863
			4,465,863
		Biotechnology: 2.7%
95,600	@	Genentech, Inc.	6,411,892
			6,411,892
		Chemicals: 3.1%
73,115		Air Products & Chemicals, Inc.	7,211,332
			7,211,332
		Commercial Services: 2.3%
337,950	@,L	Hertz Global Holdings, Inc.	5,370,026
			5,370,026
		Computers: 2.0%
192,700	@	Dell, Inc.	4,723,077
64,800	X	Seagate Technology, Inc.-Escrow	1
			4,723,078
		Diversified Financial Services: 7.2%
7,395		CME Group, Inc.	5,072,970
148,690	L	Freddie Mac	5,065,868
144,200	@@	UBS AG-New	6,633,200
			16,772,038
		Electric: 3.5%
68,900		Entergy Corp.	8,234,928
			8,234,928
		Food: 2.4%
173,300		Kraft Foods, Inc.	5,654,779
			5,654,779
		Healthcare-Products: 2.5%
111,700	@,L	Varian Medical Systems, Inc.	5,826,272
			5,826,272
		Healthcare-Services: 3.1%
81,857	@	WellPoint, Inc.	7,181,315
			7,181,315
		Insurance: 5.4%
132,100		Allstate Corp.	6,899,583
99,500		American International Group, Inc.	5,800,850
			12,700,433
		Internet: 2.6%
8,835	@	Google, Inc.-Class A	6,109,226
			6,109,226
		Lodging: 1.6%
37,262	@,L	Las Vegas Sands Corp.	3,839,849
			3,839,849

Shares			Value
		Media: 6.3%
427,000	@,L	Comcast Corp.-Special Class A	$7,737,240
301,800	@	DIRECTV Group, Inc.	6,977,616
			14,714,856
		Mining: 2.2%
50,281		Freeport-McMoRan Copper & Gold, Inc.	5,150,786
			5,150,786
		Miscellaneous Manufacturing: 2.7%
167,900		General Electric Co.	6,224,053
			6,224,053
		Oil & Gas: 9.7%
86,300		Apache Corp.	9,280,702
85,200		ConocoPhillips	7,523,160
107,100	@@	OAO Gazprom ADR	6,051,886
			22,855,748
		Pharmaceuticals: 6.0%
105,100	@	Gilead Sciences, Inc.	4,835,651
23,300	@@	Roche Holding AG	4,027,773
110,200	@@	Teva Pharmaceutical Industries Ltd. ADR	5,122,096
			13,985,520
		Retail: 5.6%
67,000	L	Nordstrom, Inc.	2,460,910
265,975	@	Office Depot, Inc.	3,699,712
1,646,100	@,L	Rite Aid Corp.	4,592,619
101,700		Staples, Inc.	2,346,219
			13,099,460
		Semiconductors: 4.3%
284,600		Intel Corp.	7,587,436
281,825	@,L	ON Semiconductor Corp.	2,502,606
			10,090,042
		Software: 4.2%
125,779	@,L	Eclipsys Corp.	3,183,466
187,800		Microsoft Corp.	6,685,680
			9,869,146
		Telecommunications: 15.0%
164,000		AT&T, Inc.	6,815,840
133,300	@@	China Mobile Ltd.	2,321,353
230,705	@@	Chunghwa Telecom Ltd. ADR	4,870,192
255,489		Corning, Inc.	6,129,181
132,450	@,L	Crown Castle International Corp.	5,509,920
870,900	@,L	Level 3 Communications, Inc.	2,647,536
421,400		Motorola, Inc.	6,759,256
			35,053,278
Total Common Stock (Cost $217,866,565)			227,529,860

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 31.9%
		U.S. Government Agency Obligations: 13.6%
$31,753,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$31,747,620
Total U.S. Government Agency Obligations (Cost $31,747,620)			31,747,620
		Securities Lending Collateralcc: 18.3%
42,944,370		Bank of New York Mellon Corp. Institutional Cash Reserves	42,944,370
Total Securities Lending Collateral (Cost $42,944,370)			42,944,370
Total Short-Term Investments (Cost $74,691,990)			74,691,990

Total Investments in Securities (Cost $292,558,555)*	129.0%	$302,221,850
Other Assets and Liabilities - Net	(29.0)	(67,899,020)
Net Assets	100.0%	$234,322,830

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $294,784,722.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,884,808
Gross Unrealized Depreciation	(14,447,680)
Net Unrealized Appreciation	$7,437,128

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 97.2%
		Advertising: 2.4%
321,200	@,L	Interpublic Group of Cos., Inc.	$2,604,932
99,000	L	Omnicom Group	4,705,470
79,486	@,L	R.H. Donnelley Corp.	2,899,649
			10,210,051
		Auto Manufacturers: 1.2%
91,850	L	Paccar, Inc.	5,003,988
			5,003,988
		Auto Parts & Equipment: 3.2%
129,600	L	BorgWarner, Inc.	6,273,936
199,100		Johnson Controls, Inc.	7,175,564
			13,449,500
		Banks: 7.4%
183,192		Bank of New York Mellon Corp.	8,932,442
27,700	L	City National Corp.	1,649,535
218,400		Fifth Third Bancorp.	5,488,392
48,500		PNC Financial Services Group, Inc.	3,184,025
397,800		Wells Fargo & Co.	12,009,582
			31,263,976
		Beverages: 1.6%
61,400		Anheuser-Busch Cos., Inc.	3,213,676
148,700	@,L	Constellation Brands, Inc.	3,515,268
			6,728,944
		Biotechnology: 2.6%
28,100	@	Amgen, Inc.	1,304,964
112,900	@,L	Genzyme Corp.	8,404,276
17,300	@,L	Millipore Corp.	1,266,014
			10,975,254
		Building Materials: 1.6%
311,300		Masco Corp.	6,727,193
			6,727,193
		Coal: 2.0%
6,330	@,L	Patriot Coal Corp.	264,214
133,100	L	Peabody Energy Corp.	8,204,284
			8,468,498
		Commercial Services: 0.4%
43,300		Pharmaceutical Product Development, Inc.	1,748,021
			1,748,021
		Computers: 1.8%
161,100	@	Dell, Inc.	3,948,561
41,500	@,L	Lexmark International, Inc.	1,446,690
92,400	@,L	Network Appliance, Inc.	2,306,304
71,600	X	Seagate Technology, Inc.-Escrow	1
			7,701,556
		Diversified Financial Services: 8.6%
47,461	L	Blackstone Group LP	1,050,312
382,366		Citigroup, Inc.	11,256,855

Shares			Value
171,400		Discover Financial Services	$2,584,712
153,900	L	Freddie Mac	5,243,373
111,100		JPMorgan Chase & Co.	4,849,515
208,800		Morgan Stanley	11,089,368
			36,074,135
		Electric: 5.0%
87,500		American Electric Power Co., Inc.	4,074,000
177,600		Exelon Corp.	14,499,264
10,500		Northeast Utilities	328,755
68,400	L	Pepco Holdings, Inc.	2,006,172
			20,908,191
		Food: 1.2%
162,800		Sysco Corp.	5,080,988
			5,080,988
		Gas: 1.7%
104,400		NiSource, Inc.	1,972,116
83,100		Sempra Energy	5,142,228
			7,114,344
		Healthcare-Products: 3.3%
117,914		Johnson & Johnson	7,864,864
120,300		Medtronic, Inc.	6,047,481
			13,912,345
		Healthcare-Services: 1.2%
24,300	@	DaVita, Inc.	1,369,305
61,000		UnitedHealth Group, Inc.	3,550,200
			4,919,505
		Household Products/Wares: 0.8%
49,300		Fortune Brands, Inc.	3,567,348
			3,567,348
		Insurance: 2.8%
103,100		Aflac, Inc.	6,457,153
47,300		Hartford Financial Services Group, Inc.	4,124,087
14,600		Principal Financial Group, Inc.	1,005,064
			11,586,304
		Internet: 1.6%
404,504	@,L	Symantec Corp.	6,528,695
			6,528,695
		Leisure Time: 2.6%
143,200		Carnival Corp.	6,370,968
42,700	L	Harley-Davidson, Inc.	1,994,517
57,600	L	Royal Caribbean Cruises Ltd.	2,444,544
			10,810,029
		Media: 3.2%
194,000	@,L	Comcast Corp.-Class A	3,542,440
43,300		McGraw-Hill Cos., Inc.	1,896,973
200,900		News Corp.-Class A	4,116,441
91,000	@,L	Viacom-Class B	3,996,720
			13,552,574
		Miscellaneous Manufacturing: 5.4%
371,900		General Electric Co.	13,786,333
164,000		Illinois Tool Works, Inc.	8,780,560
			22,566,893

See Accompanying Notes to Financial Statements

      PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Oil & Gas: 4.2%
35,400		Chevron Corp.	$3,303,882
57,500	L	ENSCO International, Inc.	3,428,150
72,800		EOG Resources, Inc.	6,497,400
47,072		ExxonMobil Corp.	4,410,176
			17,639,608
		Oil & Gas Services: 2.1%
230,500	L	Halliburton Co.	8,738,255
			8,738,255
		Pharmaceuticals: 9.5%
147,000	L	Allergan, Inc.	9,443,280
102,400		Bristol-Myers Squibb Co.	2,715,648
24,500	@,L	Cephalon, Inc.	1,758,120
50,600	@	Medco Health Solutions, Inc.	5,130,840
154,617		Merck & Co., Inc.	8,984,794
86,600		Schering-Plough Corp.	2,307,024
222,300		Wyeth	9,823,437
			40,163,143
		Retail: 2.6%
125,400	@,L	Chico's FAS, Inc.	1,132,362
71,000	@	Coach, Inc.	2,171,180
59,300		Costco Wholesale Corp.	4,136,768
70,400		Target Corp.	3,520,000
			10,960,310
		Semiconductors: 6.3%
211,600		Analog Devices, Inc.	6,707,720
489,900		Intel Corp.	13,060,732
96,400	L	Linear Technology Corp.	3,068,412
168,200	L	Xilinx, Inc.	3,678,534
			26,515,398
		Software: 3.5%
102,900	@,L	Intuit, Inc.	3,252,669
289,800		Microsoft Corp.	10,316,880
62,600	@,L	Red Hat, Inc.	1,304,584
			14,874,133
		Telecommunications: 3.2%
157,867		AT&T, Inc.	6,560,953
514,589		Sprint Nextel Corp.	6,756,554
			13,317,507
		Transportation:	4.2%
103,000		Burlington Northern Santa Fe Corp.	8,572,690
73,900	L	FedEx Corp.	6,589,663
56,300	L	Ryder System, Inc.	2,646,663
			17,809,016
Total Common Stock (Cost $385,948,961)			408,915,702
EXCHANGE-TRADED FUNDS: 1.0%
		Exchange-Traded Funds: 1.0%
28,700	L	SPDR Trust Series 1	4,196,227
Total Exchange-Traded Funds (Cost $4,285,467)			4,196,227
Total Long-Term Investments (Cost $390,234,428)			413,111,929

Principal Amount			Value
SHORT-TERM INVESTMENTS: 17.7%
		U.S. Government Agency Obligations: 1.7%
$7,283,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$7,281,766
Total U.S. Government Agency Obligations (Cost $7,281,766)			7,281,766
		Securities Lending Collateralcc: 16.0%
67,276,811		Bank of New York Mellon Corp. Institutional Cash Reserves	67,276,811
Total Securities Lending Collateral (Cost $67,276,811)			67,276,811
Total Short-Term Investments (Cost $74,558,577)			74,558,577

Total Investments in Securities (Cost $464,793,005)*	115.9%	$487,670,506
Other Assets and Liabilities - Net	(15.9)	(66,789,677)
Net Assets	100.0%	$420,880,829

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $465,939,303

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,914,540
Gross Unrealized Depreciation	(31,183,337)
Net Unrealized Appreciation	$21,731,203

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. SMALL CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 92.2%
		Aerospace/Defense: 2.3%
17,000	@,L	AAR Corp.	$646,510
3,200	L	DRS Technologies, Inc.	173,664
			820,174
		Banks: 1.0%
26,000		UCBH Holdings, Inc.	368,160
			368,160
		Biotechnology: 5.7%
3,400	@	AMAG Pharmaceuticals, Inc.	204,442
8,100	@,L	Genomic Health, Inc.	183,384
9,800	@,L	Integra LifeSciences Holdings Corp.	410,914
13,500	@,L	Lifecell Corp.	581,985
3,400	@,L	Myriad Genetics, Inc.	157,828
8,200	@	Regeneron Pharmaceuticals, Inc.	198,030
12,802	@,L	Sangamo Biosciences, Inc.	167,578
13,800	@,L	Seattle Genetics, Inc.	157,320
			2,061,481
		Building Materials: 1.2%
4,700	@	Genlyte Group, Inc.	447,440
			447,440
		Commercial Services: 5.9%
8,700	@,L	CRA International, Inc.	414,207
15,204	L	Healthcare Services Group	322,021
11,800	@	Parexel International Corp.	569,940
23,000	@	TeleTech Holdings, Inc.	489,210
22,100	@	TrueBlue, Inc.	320,008
			2,115,386
		Computers: 2.6%
9,700	@,L	Compellent Technologies, Inc.	116,691
7,400		Factset Research Systems, Inc.	412,180
15,100	@,L	Stratasys, Inc.	390,184
			919,055
		Cosmetics/Personal Care: 1.5%
7,100	@,L	Chattem, Inc.	536,334
			536,334
		Distribution/Wholesale: 1.9%
8,250	@,L	Beacon Roofing Supply, Inc.	69,465
30,000	@	LKQ Corp.	630,600
			700,065
		Electrical Components & Equipment: 0.4%
4,600	@,L	Energy Conversion Devices, Inc.	154,790
			154,790
		Electronics: 3.4%
4,200	@	Benchmark Electronics, Inc.	74,466
4,900	@,L	Faro Technologies, Inc.	133,182
10,100	@,L	FEI Co.	250,783
26,600	@,L	Taser International, Inc.	382,774
12,800		Technitrol, Inc.	365,824
			1,207,029
		Engineering & Construction: 1.1%
16,800	@	EMCOR Group, Inc.	396,984
			396,984

Shares			Value
		Entertainment: 0.3%
4,200		National CineMedia, Inc.	$105,882
			105,882
		Healthcare-Products: 4.0%
6,300	@,L	Accuray, Inc.	95,886
8,300	@	Angiodynamics, Inc.	158,032
8,900	@,L	Arthrocare Corp.	427,645
7,500	@,L	DexCom, Inc.	66,225
10,300	@,L	Hansen Medical, Inc.	308,382
5,300	@,L	Resmed, Inc.	278,409
5,800	@,L	TomoTherapy, Inc.	113,448
			1,448,027
		Healthcare-Services: 4.9%
18,700	@	Pediatrix Medical Group, Inc.	1,274,405
6,700	@,L	Psychiatric Solutions, Inc.	217,750
10,800	@	Res-Care, Inc.	271,728
			1,763,883
		Household Products/Wares: 0.5%
9,900	@,L	Central Garden & Pet Co.	57,024
19,812	@	Central Garden and Pet Co.	106,192
			163,216
		Internet: 1.5%
13,500	@,L	Blue Coat Systems, Inc.	443,745
6,000	@	Perficient, Inc.	94,440
			538,185
		Iron/Steel: 2.7%
16,200		Steel Dynamics, Inc.	965,034
			965,034
		Lodging: 0.7%
4,600	@@,L	Orient-Express Hotels Ltd.	264,592
			264,592
		Machinery-Diversified: 1.8%
8,300	@,L	Middleby Corp.	635,946
			635,946
		Miscellaneous Manufacturing: 1.2%
10,900	@,L	ESCO Technologies, Inc.	435,346
			435,346
		Oil & Gas: 3.0%
38,615	@,L	PetroHawk Energy Corp.	668,426
6,600	@,L	Quicksilver Resources, Inc.	393,294
			1,061,720
		Oil & Gas Services: 6.0%
22,200	@	Complete Production Services, Inc.	398,934
3,900	@	Core Laboratories NV	486,408
31,800	@,L	ION Geophysical Corp.	501,804
7,800	@	T-3 Energy Services, Inc.	366,678
25,100	@	Tetra Technologies, Inc.	390,807
			2,144,631
		Pharmaceuticals: 5.0%
17,500	@,L	Array Biopharma, Inc.	147,350
6,600	@,L	Auxilium Pharmaceuticals, Inc.	197,934
6,800	@,L	BioMarin Pharmaceuticals, Inc.	240,720
12,200	@,L	Isis Pharmaceuticals, Inc.	192,150
11,800	@,L	Penwest Pharmaceuticals Co.	69,030
21,200	@	VCA Antech, Inc.	937,676
			1,784,860

See Accompanying Notes to Financial Statements

      PORTFOLIO OF INVESTMENTS
ING UBS U.S. SMALL CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Retail: 9.2%
22,600	@,L	California Pizza Kitchen, Inc.	$351,882
10,300	@	Childrens Place Retail Stores, Inc.	267,079
12,200		Christopher & Banks Corp.	139,690
31,200	L	CKE Restaurants, Inc.	411,840
4,400	@,L	DSW, Inc.	82,544
9,400	@	Gymboree Corp.	286,324
1,900	@,@@,L	Lululemon Athletica, Inc.	90,003
15,300		Phillips-Van Heusen	563,958
11,200	@,L	Red Robin Gourmet Burgers, Inc.	358,288
36,500	@,L	Texas Roadhouse, Inc.	403,690
11,200	@,L	Tween Brands, Inc.	296,576
2,400	@,L	Ulta Salon Cosmetics & Fragrance, Inc.	41,160
			3,293,034
		Semiconductors: 7.3%
40,000	@	Advanced Analogic Technologies, Inc.	451,200
13,250	@,L	Diodes, Inc.	398,428
8,500	@	Hittite Microwave Corp.	405,960
25,800	@,L	Microsemi Corp.	571,212
10,600	@	Power Integrations, Inc.	364,958
10,800	@	Standard Microsystems Corp.	421,956
			2,613,714
		Software: 9.1%
29,200	@,L	FalconStor Software, Inc.	328,792
5,928	@	Interactive Intelligence, Inc.	156,203
40,800	@,L	Nuance Communications, Inc.	762,143
21,600	@	Omnicell, Inc.	581,688
19,671	@	Phase Forward, Inc.	427,844
13,500	@	Progress Software Corp.	454,680
11,200	@	Ultimate Software Group, Inc.	352,464
10,460	@	Verint Systems, Inc.	204,493
			3,268,307
		Telecommunications: 4.9%
20,800	@,@@	Ceragon Networks Ltd.	205,712
9,600	@,L	Comtech Telecommunications	518,496
7,200	@,L	NeuStar, Inc.	206,496
4,900	@	Neutral Tandem, Inc.	93,198
21,200	@,@@	Nice Systems Ltd. ADR	727,584
			1,751,486
		Transportation:	3.1%
19,700	@	HUB Group, Inc.	523,626
14,400		Landstar System, Inc.	606,960
			1,130,586
Total Common Stock (Cost $32,219,766)			33,095,347
REAL ESTATE INVESTMENT TRUSTS: 2.0%
		Health Care: 1.5%
11,600		Ventas, Inc.	524,900
			524,900
		Office Property: 0.5%
8,600		BioMed Realty Trust, Inc.	199,262
			199,262
Total Real Estate Investment Trusts (Cost $717,266)			724,162

Shares			Value
EXCHANGE-TRADED FUNDS: 2.3%
		Exchange-Traded Funds: 2.3%
10,000	L	iShares Russell 2000 Growth Index Fund	$834,800
Total Exchange-Traded Funds (Cost $843,785)			834,800
Total Long-Term Investments (Cost $33,780,817)			34,654,309
Principal Amount			Value
SHORT-TERM INVESTMENTS: 33.7%
		U.S. Government Agency Obligations: 2.4%
$846,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	845,857
Total U.S. Government Agency Obligations (Cost $845,857)			845,857
		Securities Lending Collateralcc: 31.3%
11,240,829		Bank of New York Mellon Corp. Institutional Cash Reserves	11,240,829
Total Securities Lending Collateral (Cost $11,240,829)			11,240,829
Total Short-Term Investments (Cost $12,086,686)			12,086,686

Total Investments in Securities (Cost $45,867,503)*	130.2%	$46,740,995
Other Assets and Liabilities - Net	(30.2)	(10,832,486)
Net Assets	100.0%	$35,908,509

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $46,254,688

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,852,068
Gross Unrealized Depreciation	(3,365,761)
Net Unrealized Appreciation	$486,307

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 94.5%
		Agriculture: 1.7%
223,600		Altria Group, Inc.	$16,899,687
			16,899,687
		Airlines: 0.6%
511,000		Southwest Airlines Co.	6,234,200
			6,234,200
		Banks: 10.8%
789,900		Bank of America Corp.	32,591,274
388,831		Bank of New York Mellon Corp.	18,959,400
36,700	@@,L	Barclays PLC ADR	1,481,579
115,500	L	PNC Financial Services Group, Inc.	7,582,575
195,000		US Bancorp.	6,189,300
673,100	L	Wachovia Corp.	25,597,993
491,900		Wells Fargo & Co.	14,850,461
			107,252,582
		Beverages: 3.7%
162,600		Anheuser-Busch Cos., Inc.	8,510,484
460,500		Coca-Cola Co.	28,260,885
			36,771,369
		Chemicals: 3.3%
550,300	L	EI DuPont de Nemours & Co.	24,262,727
165,800		Rohm & Haas Co.	8,799,006
			33,061,733
		Commercial Services: 0.5%
198,700		Western Union Co.	4,824,436
			4,824,436
		Computers: 3.1%
66,100	@,L	Computer Sciences Corp.	3,269,967
396,100	@	Dell, Inc.	9,708,411
128,600		Hewlett-Packard Co.	6,491,728
104,000		International Business Machines Corp.	11,242,400
			30,712,506
		Cosmetics/Personal Care: 1.1%
141,800		Procter & Gamble Co.	10,410,956
			10,410,956
		Diversified Financial Services: 6.9%
51,000		Bear Stearns Cos., Inc.	4,500,750
908,000		Citigroup, Inc.	26,731,520
75,300		Fannie Mae	3,010,494
246,800	L	Freddie Mac	8,408,476
344,100		JPMorgan Chase & Co.	15,019,965
195,700		Merrill Lynch & Co., Inc.	10,505,176
			68,176,381
		Electronics: 0.1%
63,080	@,@@,L	Flextronics International Ltd.	760,745
33,950	@,L	Kemet Corp.	225,089
			985,834
		Food: 7.1%
490,400	@@,L	Cadbury Schweppes PLC ADR	24,211,048
611,040		Kraft Foods, Inc.	19,938,235
203,200		Sara Lee Corp.	3,263,392
630,100	@@	Unilever NV ADR	22,973,446
			70,386,121

Shares			Value
		Forest Products & Paper: 3.8%
1,157,577		International Paper Co.	$37,482,341
			37,482,341
		Healthcare-Products: 0.6%
519,500	@,L	Boston Scientific Corp.	6,041,785
			6,041,785
		Healthcare-Services: 0.8%
70,300		UnitedHealth Group, Inc.	4,091,460
39,100	@	WellPoint, Inc.	3,430,243
			7,521,703
		Household Products/Wares: 1.4%
206,900		Kimberly-Clark Corp.	14,346,446
			14,346,446
		Insurance: 7.7%
79,400	L	Aflac, Inc.	4,972,822
178,100	L	American International Group, Inc.	10,383,230
1,420	@	Berkshire Hathaway, Inc.-Class B	6,725,120
453,460		Chubb Corp.	24,749,847
138,400		Genworth Financial, Inc.	3,522,280
49,100	L	Hartford Financial Services Group, Inc.	4,281,029
64,100	L	MBIA, Inc.	1,194,183
146,300	L	Metlife, Inc.	9,015,006
71,370		Torchmark Corp.	4,320,026
133,005		Travelers Cos., Inc.	7,155,669
			76,319,212
		Internet: 0.9%
481,175	@,L	Liberty Media Corp.-Interactive-Class A	9,180,819
			9,180,819
		Machinery-Diversified: 0.0%
21,970	L	Cognex Corp.	442,696
			442,696
		Media: 10.3%
1,335,000	@,L	Comcast Corp.-Class A	24,377,100
96,435	@	Liberty Media Corp.-Capital Shares A	11,233,713
457,200	L	News Corp.-Class B	9,715,500
1,465,700		Time Warner, Inc.	24,198,707
743,250	@,L	Viacom-Class B	32,643,540
			102,168,560
		Mining: 1.0%
213,200		Alcoa, Inc.	7,792,460
33,800	L	Newmont Mining Corp.	1,650,454
			9,442,914
		Miscellaneous Manufacturing: 1.3%
350,200		General Electric Co.	12,981,914
			12,981,914
		Pharmaceuticals: 15.0%
305,300		Abbott Laboratories	17,142,595
954,500		Bristol-Myers Squibb Co.	25,313,340
252,550		Cardinal Health, Inc.	14,584,763
296,100		Eli Lilly & Co.	15,808,779

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
189,100	@@	GlaxoSmithKline PLC ADR	$9,528,749
738,400		Pfizer, Inc.	16,783,832
52,700	@@	Roche Holding Ltd. ADR	4,552,453
805,300		Schering-Plough Corp.	21,453,192
541,900	L	Wyeth	23,946,561
			149,114,264
		Retail: 5.6%
503,900	L	CVS Caremark Corp.	20,030,025
113,100	L	Home Depot, Inc.	3,046,914
158,100		Lowe's Cos., Inc.	3,576,222
603,000		Wal-Mart Stores, Inc.	28,660,590
			55,313,751
		Semiconductors: 1.3%
229,280	L	Intel Corp.	6,112,605
64,200	L	KLA-Tencor Corp.	3,091,872
99,100	L	Texas Instruments, Inc.	3,309,940
			12,514,417
		Software: 0.8%
228,700	L	Microsoft Corp.	8,141,720
			8,141,720
		Telecommunications: 5.1%
361,800		AT&T, Inc.	15,036,408
104,077	@@	Telefonaktiebolaget LM Ericsson ADR	2,430,198
745,700		Verizon Communications, Inc.	32,579,633
			50,046,239
Total Common Stock (Cost $914,625,249)			936,774,586
Principal Amount			Value
SHORT-TERM INVESTMENTS: 13.5%
		U.S. Government Agency Obligations: 5.1%
$50,600,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	50,590,864
Total U.S. Government Agency Obligations (Cost $50,590,864)			50,590,864
		Securities Lending Collateralcc: 8.4%
82,668,638		Bank of New York Mellon Corp. Institutional Cash Reserves	82,668,638
Total Securities Lending Collateral (Cost $82,668,638)			82,668,638
Total Short-Term Investments (Cost $133,259,502)			133,259,502

Total Investments in Securities (Cost $1,047,884,751)*	108.0%	$1,070,034,088
Other Assets and Liabilities - Net	(8.0)	(78,816,312)
Net Assets	100.0%	$991,217,776

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $1,049,129,959

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$95,805,665
Gross Unrealized Depreciation	(74,901,536)
Net Unrealized Appreciation	$20,904,129

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 57.7%
		Aerospace/Defense: 0.9%
141,180		Raytheon Co.	$8,569,625
			8,569,625
		Agriculture: 0.9%
112,300		Altria Group, Inc.	8,487,634
			8,487,634
		Auto Manufacturers: 0.3%
84,890	@@	Honda Motor Co., Ltd. ADR	2,813,255
			2,813,255
		Banks: 1.0%
118,833		Bank of America Corp.	4,903,050
79,717		PNC Financial Services Group, Inc.	5,233,421
			10,136,471
		Beverages: 1.2%
181,260		Coca-Cola Co.	11,123,926
			11,123,926
		Chemicals: 2.7%
246,970	@@	Bayer AG ADR	22,520,750
70,770		EI DuPont de Nemours & Co.	3,120,249
			25,640,999
		Computers: 0.8%
69,500	@	EMC Corp.	1,287,835
123,326		Hewlett-Packard Co.	6,225,496
			7,513,331
		Cosmetics/Personal Care: 1.1%
77,790		Estee Lauder Cos., Inc.	3,392,422
97,520		Procter & Gamble Co.	7,159,918
			10,552,340
		Diversified Financial Services: 5.1%
67,635		Bear Stearns Cos., Inc.	5,968,789
246,715		Charles Schwab Corp.	6,303,568
239,621		Citigroup, Inc.	7,054,442
193,517		Freddie Mac	6,593,124
386,901		JPMorgan Chase & Co.	16,888,229
32,138		Lehman Brothers Holdings, Inc.	2,103,111
70,372		Merrill Lynch & Co., Inc.	3,777,569
			48,688,832
		Electric: 3.5%
253,650		American Electric Power Co., Inc.	11,809,944
11,000	C	CenterPoint Energy Resources Corp.	358,380
115,495		Entergy Corp.	13,803,962
103,920		FirstEnergy Corp.	7,517,573
			33,489,859
		Electronics: 0.3%
81,880		Applera Corp.-Applied Biosystems Group	2,777,370
			2,777,370

Shares			Value
		Food: 3.2%
170,620	@@	Cadbury Schweppes PLC ADR	$8,423,509
128,100		ConAgra Foods, Inc.	3,047,499
216,280		Kraft Foods, Inc.	7,057,216
326,320	@@	Unilever NV ADR	11,897,627
			30,425,851
		Healthcare-Products: 0.8%
283,680	@	Boston Scientific Corp.	3,299,198
92,540	@@	Covidien Ltd.	4,098,597
			7,397,795
		Home Furnishings: 0.2%
28,300	@@	Sony Corp. ADR	1,536,690
			1,536,690
		Household Products/Wares: 0.3%
44,460		Kimberly-Clark Corp.	3,082,856
			3,082,856
		Insurance: 4.7%
149,820	@@	Aegon NV ADR	2,626,345
170,994		Chubb Corp.	9,332,853
37,900		Cigna Corp.	2,036,367
77,878	@	Conseco, Inc.	978,148
67,220		Hartford Financial Services Group, Inc.	5,860,912
495,350		Marsh & McLennan Cos., Inc.	13,111,915
211,201		Travelers Cos., Inc.	11,362,614
			45,309,154
		Internet: 1.0%
202,273	@	Symantec Corp.	3,264,686
294,724	@	Yahoo!, Inc.	6,855,280
			10,119,966
		Media: 3.2%
198,920	@	Comcast Corp.-Class A	3,632,279
826,934		Time Warner, Inc.	13,652,680
303,956	@	Viacom-Class B	13,349,748
			30,634,707
		Mining: 0.9%
178,130		Newmont Mining Corp.	8,698,088
			8,698,088
		Miscellaneous Manufacturing: 3.3%
350,260		General Electric Co.	12,984,138
90,440	@@	Siemens AG ADR	14,231,638
116,940	@@	Tyco International Ltd.	4,636,671
			31,852,447
		Oil & Gas: 4.5%
114,780		ConocoPhillips	10,135,074
28,000		Devon Energy Corp.	2,489,480
80,000		ExxonMobil Corp.	7,495,200
29,700		Marathon Oil Corp.	1,807,542
125,510		Occidental Petroleum Corp.	9,663,015
142,350	@@	Royal Dutch Shell PLC ADR	11,985,870
			43,576,181
		Oil & Gas Services: 0.9%
93,270		Schlumberger Ltd.	9,174,970
			9,174,970

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Pharmaceuticals: 8.2%
273,930		Abbott Laboratories	$15,381,170
435,140		Bristol-Myers Squibb Co.	11,539,913
183,640		Eli Lilly & Co.	9,804,540
109,100	@@	Novartis AG ADR	5,925,221
101,200		Pfizer, Inc.	2,300,276
81,890	@@	Roche Holding Ltd. ADR	7,074,010
619,850		Schering-Plough Corp.	16,512,793
227,220		Wyeth	10,040,852
			78,578,775
		Pipelines: 0.4%
108,780		Williams Cos., Inc.	3,892,148
			3,892,148
		Retail: 3.1%
99,580		Home Depot, Inc.	2,682,685
52,020		McDonald's Corp.	3,064,498
185,029	@	Office Depot, Inc.	2,573,753
419,000	@	Rite Aid Corp.	1,169,010
135,100	@	Starbucks Corp.	2,765,497
379,320		Wal-Mart Stores, Inc.	18,029,080
			30,284,523
		Semiconductors: 1.1%
298,257		Intel Corp.	7,951,532
316,978	@	Micron Technology, Inc.	2,298,091
			10,249,623
		Software: 0.2%
70,400	@	Oracle Corp.	1,589,632
			1,589,632
		Telecommunications: 3.9%
837,900	@@	Alcatel SA ADR	6,133,428
123,400	@	Cisco Systems, Inc.	3,340,438
60,386		Embarq Corp.	2,990,919
174,770	@@	France Telecom SA ADR	6,227,055
180,442		Sprint Nextel Corp.	2,369,203
376,026		Verizon Communications, Inc.	16,428,576
			37,489,619
Total Common Stock (Cost $472,664,086)			553,686,667
EXCHANGE-TRADED FUNDS: 0.6%
		Exchange-Traded Funds: 0.6%
398,000	@@	iShares MSCI Japan Index Fund	5,289,420
Total Exchange-Traded Funds (Cost $5,806,011)			5,289,420
PREFERRED STOCK: 3.4%
		Advertising: 0.1%
900	#,P	Interpublic Group of Cos., Inc., 5.250%, due 12/31/49	741,938
			741,938
		Auto Manufacturers: 0.3%
74,800	P	Ford Motor Co. Capital Trust II, 6.500%, due 01/15/32	2,431,000
			2,431,000

Shares			Value
		Healthcare-Services: 0.2%
1,600	#	Healthsouth Corp., 6.500%, due 12/31/49	$1,457,600
			1,457,600
		Household Products/Wares: 0.1%
14,500		Avery Dennison Corp., 7.875%, due 11/15/10	764,875
			764,875
		Media: 0.1%
27,920	P	Tribune Co., 2.000%, due 05/15/29	1,396,000
			1,396,000
		Pharmaceuticals: 0.6%
35,000	P	Omnicare, Inc., 4.000%, due 06/15/33	1,254,750
18,488		Schering-Plough Corp., 6.000%, due 08/13/10	4,489,071
			5,743,821
		Pipelines: 0.4%
105,000	P	El Paso Energy Capital Trust I, 4.750%, due 03/31/28	3,780,000
			3,780,000
		Savings & Loans: 0.7%
113,400		Sovereign Capital Trust, 4.375%, due 03/01/34	3,756,375
70,000		Washington Mutual, Inc., 5.375%, due 05/03/41	1,977,500
900		Washington Mutual, Inc., 7.750%, due 12/31/49	796,500
			6,530,375
		Sovereign: 0.4%
50	P	Fannie Mae, 5.375%, due 02/19/08	4,239,950
			4,239,950
		Telecommunications: 0.5%
6,000	P	Lucent Technologies Capital Trust I, 7.750%, due 03/15/17	5,250,750
			5,250,750
Total Preferred Stock (Cost $39,748,964)			32,336,309
Principal Amount			Value
CONVERTIBLE BONDS: 11.4%
		Advertising: 0.2%
$1,833,000	#,C	Interpublic Group of Cos., Inc., 4.750%, due 03/15/23	1,910,903
			1,910,903
		Aerospace/Defense: 0.5%
4,225,000	C	L-3 Communications Corp., 3.000%, due 08/01/35	5,128,094
			5,128,094

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Auto Manufacturers: 0.3%
$2,531,000	C	Ford Motor Co., 4.250%, due 12/15/36	$2,527,836
			2,527,836
		Biotechnology: 1.5%
1,002,000	C	Affymetrix, Inc., 3.500%, due 01/15/38	1,078,403
3,800,000		Amgen, Inc., 0.375%, due 02/01/13	3,358,250
4,200,000	#	Amgen, Inc., 0.375%, due 02/01/13	3,711,750
1,018,000		Charles River Laboratories International, Inc., 2.250%, due 06/15/13	1,500,278
3,550,000	C	Invitrogen Corp., 1.500%, due 02/15/24	3,763,000
725,000	C	Invitrogen Corp., 3.250%, due 06/15/25	846,438
			14,258,119
		Commercial Services: 0.1%
936,000	#,C	Live Nation, Inc., 2.875%, due 07/15/27	801,450
			801,450
		Computers: 1.3%
3,150,000	C	Electronic Data Systems Corp., 3.875%, due 07/15/23	3,146,063
3,959,000	#	EMC Corp., 1.750%, due 12/01/11	5,369,394
1,205,000		EMC Corp./Massachusetts, 1.750%, due 12/01/11	1,634,281
2,548,000		SanDisk Corp., 1.000%, due 05/15/13	2,060,695
			12,210,433
		Diversified Financial Services: 1.8%
5,800,000	C	Goldman Sachs Group, Inc., 2.000%, due 02/02/12	5,723,092
4,500,000	#	Goldman Sachs Group, Inc., 2.000%, due 05/09/14	4,522,950
7,800,000	C	Lehman Brothers Holdings, Inc., 1.500%, due 03/23/12	7,452,900
			17,698,942
		Entertainment: 0.2%
1,920,000	C	International Game Technology, 2.600%, due 12/15/36	1,958,400
			1,958,400
		Environmental Control: 0.1%
1,161,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,085,535
			1,085,535
		Healthcare-Products: 1.3%
1,300,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	1,186,250
3,104,000	#,C	Beckman Coulter, Inc., 2.500%, due 12/15/36	3,620,040
1,263,000	C	Edwards Lifesciences Corp., 3.875%, due 05/15/33	1,280,366

Principal Amount			Value
$3,960,000	C	Medtronic, Inc., 1.250%, due 09/15/21	$3,969,900
798,000		Medtronic, Inc., 1.500%, due 04/15/11	855,855
660,000	#	St Jude Medical, Inc., 1.220%, due 12/15/08	664,950
889,000		Wright Medical Group, Inc., 2.625%, due 12/01/14	960,120
			12,537,481
		Healthcare-Services: 0.4%
1,200,000		AMERIGROUP Corp., 2.000%, due 05/15/12	1,315,500
2,975,000	C	Health Management Associates, Inc., 4.375%, due 08/01/23	2,930,375
			4,245,875
		Media: 0.2%
1,615,000	C	Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	1,485,800
			1,485,800
		Mining: 0.1%
701,000	#	Newmont Mining Corp., 1.250%, due 07/15/14	881,508
			881,508
		Miscellaneous Manufacturing: 0.6%
3,750,000	C	3M Co., 2.400%, due 11/21/32	3,290,625
2,700,000	C	Eastman Kodak Co., 3.375%, due 10/15/33	2,760,750
			6,051,375
		Packaging & Containers: 0.3%
2,900,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	2,791,250
			2,791,250
		Pharmaceuticals: 1.0%
3,200,000	C	ImClone Systems, Inc., 1.375%, due 05/15/24	3,028,000
2,894,000	@@,C	Teva Pharmaceutical Finance Co. BV, 1.750%, due 02/01/26	3,226,810
3,512,000	C	Watson Pharmaceuticals, Inc., 1.750%, due 03/15/23	3,345,180
			9,599,990
		Retail: 0.3%
2,100,000	C	Best Buy Co., Inc., 2.250%, due 01/15/22	2,535,750
			2,535,750
		Semiconductors: 0.2%
2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	1,909,920
			1,909,920
		Telecommunications: 1.0%
2,000,000	#,C	JDS Uniphase Corp., 1.000%, due 05/15/26	1,610,000
2,600,000	C,Z	JDS Uniphase Corp., 1.610%, due 11/15/10	2,483,000

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Telecommunications (continued)
$2,200,000		Level 3 Communications, Inc., 2.875%, due 07/15/10	$1,930,500
2,400,000		Level 3 Communications, Inc., 6.000%, due 03/15/10	2,148,000
1,928,000	C	Lucent Technologies, Inc., 2.875%, due 06/15/25	1,602,650
			9,774,150
Total Convertible Bonds (Cost $107,082,265)			109,392,811
CORPORATE BONDS/NOTES: 6.6%
		Airlines: 0.1%
443,766		America West Airlines, Inc., 7.100%, due 04/02/21	461,517
			461,517
		Auto Manufacturers: 0.0%
325,000	@@	DaimlerChrysler NA Holding Corp., 7.750%, due 01/18/11	349,463
			349,463
		Banks: 1.1%
615,000		Bank of America Corp., 5.750%, due 12/01/17	617,565
425,000		Bank of New York, 3.800%, due 02/01/08	425,037
175,000		Bank One Corp., 6.000%, due 02/17/09	176,609
750,000		Marshall & Ilsley Bank, 3.800%, due 02/08/08	748,597
320,000		Popular North America, Inc., 5.650%, due 04/15/09	323,231
125,000		Sovereign Bank, 4.000%, due 02/01/08	124,873
905,000	@@,#	Unicredit Luxembourg Finance SA, 5.143%, due 10/24/08	903,390
5,048,000	#,C	US Bancorp., 3.115%, due 02/06/37	5,040,933
1,415,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	1,265,262
715,000		Wells Fargo & Co., 5.625%, due 12/11/17	716,787
			10,342,284
		Beverages: 0.1%
485,000	@@,#	FBG Finance Ltd., 5.125%, due 06/15/15	472,290
445,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	443,131
			915,421
		Chemicals: 0.0%
315,000	C	ICI Wilmington, Inc., 4.375%, due 12/01/08	314,636
			314,636

Principal Amount			Value
		Diversified Financial Services: 1.7%
$1,100,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	$1,143,601
705,000		American General Finance Corp., 4.625%, due 05/15/09	703,335
50,000		American General Finance Corp., 4.625%, due 09/01/10	49,629
200,000	C	AXA Financial, Inc., 6.500%, due 04/01/08	200,918
320,000		Bear Stearns Cos., Inc., 6.400%, due 10/02/17	309,721
305,000		CIT Group, Inc., 4.750%, due 08/15/08	302,185
365,000		Citigroup, Inc., 5.875%, due 05/29/37	341,786
380,000		Countrywide Home Loans, Inc., 3.250%, due 05/21/08	343,423
600,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	594,777
250,000		General Electric Capital Corp., 4.250%, due 12/01/10	249,494
970,000		General Electric Capital Corp., 5.625%, due 09/15/17	997,050
3,500,000		Goldman Sachs Group, Inc., 0.250%, due 08/30/08	4,698,890
725,000	C	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	712,584
125,000		HSBC Finance Corp., 4.125%, due 12/15/08	123,884
160,000		HSBC Finance Corp., 4.125%, due 11/16/09	158,238
150,000		HSBC Finance Corp., 6.375%, due 10/15/11	154,678
775,000		HSBC Finance Corp., 6.750%, due 05/15/11	804,559
50,000		HSBC Finance Corp., 8.000%, due 07/15/10	53,324
75,000	#	John Hancock Global Funding II, 7.900%, due 07/02/10	81,831
425,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	446,556
805,000	C	Lehman Brothers Holdings, Inc., 6.875%, due 07/17/37	789,483
400,000	@@,#,C	Mantis Reef Ltd., 4.692%, due 11/14/08	401,494
650,000		MBNA Corp., 5.308%, due 05/05/08	651,204
630,000	@@,#	Nationwide Building Society, 4.250%, due 02/01/10	629,739
215,000		Textron Financial Corp., 4.125%, due 03/03/08	214,800
480,000		Textron Financial Corp., 5.125%, due 02/03/11	493,308
355,000	@@,#,C	Two-Rock Pass-Through Trust, 5.827%, due 02/11/50	160,194
690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	694,539
			16,505,224

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Electric: 0.5%
$500,000	C	Arizona Public Service Co., 5.800%, due 06/30/14	$499,755
485,000	C	Carolina Power & Light Co., 5.125%, due 09/15/13	486,530
110,000	C	Consumers Energy Co., 4.000%, due 05/15/10	107,564
215,000	C	Consumers Energy Co., 4.800%, due 02/17/09	214,549
280,000	C	Detroit Edison Co., 6.125%, due 10/01/10	290,470
245,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	243,165
170,000	C	Entergy Gulf States, Inc., 5.524%, due 12/01/09	168,932
235,000	C	Nisource Finance Corp., 5.585%, due 11/23/09	232,834
210,000	C	Ohio Edison Co., 6.400%, due 07/15/16	215,413
470,000	C	Ohio Power Co., 6.000%, due 06/01/16	475,875
518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	1,587,670
			4,522,757
		Electrical Components & Equipment: 0.1%
365,000	C	Cooper Industries, Inc., 5.250%, due 11/15/12	376,417
280,000	@@,#	LG Electronics, Inc., 5.000%, due 06/17/10	280,440
			656,857
		Environmental Control: 0.0%
150,000	C	Waste Management, Inc., 7.375%, due 08/01/10	158,537
			158,537
		Food: 0.1%
205,000	C	ConAgra Foods, Inc., 7.000%, due 10/01/28	218,132
190,000	C	ConAgra Foods, Inc., 8.250%, due 09/15/30	225,705
430,000	C	Fred Meyer, Inc., 7.450%, due 03/01/08	431,523
			875,360
		Healthcare-Services: 0.3%
2,544,000	C	LifePoint Hospitals, Inc., 3.500%, due 05/15/14	2,273,700
235,000	C	UnitedHealth Group, Inc., 4.125%, due 08/15/09	233,696
335,000		UnitedHealth Group, Inc., 5.204%, due 03/02/09	334,961
95,000	C	WellPoint, Inc., 4.250%, due 12/15/09	93,941
			2,936,298
		Holding Companies-Diversified: 0.1%
405,000	#,C	Capmark Financial Group, Inc., 5.875%, due 05/10/12	320,873
170,000	#,C	Capmark Financial Group, Inc., 6.300%, due 05/10/17	126,934
			447,807

Principal Amount			Value
		Insurance: 0.3%
$540,000	#,C	Catlin Insurance Co., Ltd., 7.249%, due 12/31/49	$494,513
2,035,000	+,C	Conseco, Inc., 3.500%, (Step rate 0.000%) due 09/30/35	1,788,256
225,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	251,130
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	263,217
205,000	C	Platinum Underwriters Finance, Inc., 7.500%, due 06/01/17	211,887
135,000		Prudential Financial, Inc., 6.625%, due 12/01/37	136,578
			3,145,581
		Media: 0.2%
755,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	789,887
835,000		Time Warner, Inc., 5.109%, due 11/13/09	814,816
495,000	C	Viacom, Inc., 6.875%, due 04/30/36	497,895
			2,102,598
		Miscellaneous Manufacturing: 0.1%
710,000		General Electric Co., 5.250%, due 12/06/17	709,842
			709,842
		Oil & Gas: 0.0%
350,000	C	Valero Energy Corp., 3.500%, due 04/01/09	344,138
			344,138
		Pharmaceuticals: 0.3%
3,890,000	C	Omnicare, Inc., 3.250%, due 12/15/35	2,854,288
207,000	C	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	174,915
			3,029,203
		Pipelines: 0.1%
135,000	C	CenterPoint Energy Resources Corp., 6.250%, due 02/01/37	129,978
90,000	C	Centerpoint Energy, Inc., 7.875%, due 04/01/13	98,926
175,000	C	Consolidated Natural Gas Co., 6.250%, due 11/01/11	182,058
485,000	C	Plains All American Pipeline LP, 6.700%, due 05/15/36	488,953
215,000	C	Texas Eastern Transmission LP, 7.000%, due 07/15/32	241,376
			1,141,291
		Real Estate: 0.2%
110,000	@@,C	Brookfield Asset Management, Inc., 5.800%, due 04/25/17	110,941

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$575,000	@@	Brookfield Asset Management, Inc., 7.125%, due 06/15/12	$617,858
665,000		iStar Financial, Inc., 5.496%, due 03/09/10	596,627
590,511	#	World Financial Properties, 6.910%, due 09/01/13	617,207
			1,942,633
		Retail: 0.2%
130,000	C	CVS Caremark Corp., 5.750%, due 08/15/11	133,272
85,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	85,701
430,245	#,C	CVS Lease Pass-Through, 6.036%, due 12/10/28	414,312
10,000	C	Federated Department Stores, 6.900%, due 04/01/29	9,183
680,000	C	Home Depot, Inc., 5.116%, due 12/16/09	666,503
380,000	C	Yum! Brands, Inc., 8.875%, due 04/15/11	419,450
			1,728,421
		Savings & Loans: 0.2%
830,000		Sovereign Bancorp., Inc., 5.114%, due 03/23/10	824,046
225,000		Washington Mutual Bank, 5.500%, due 01/15/13	199,853
300,000	#,C	Washington Mutual Preferred Funding II, 6.665%, due 12/29/49	177,258
260,000		Washington Mutual, Inc., 8.250%, due 04/01/10	248,412
			1,449,569
		Semiconductors: 0.2%
1,927,000	#,C	Linear Technology Corp., 3.000%, due 05/01/27	1,842,694
			1,842,694
		Telecommunications: 0.6%
2,100,000	@@,C	Amdocs Ltd., 0.500%, due 03/15/24	2,144,625
200,000	C	AT&T Corp., 8.000%, due 11/15/31	246,341
270,000	C	AT&T, Inc., 6.150%, due 09/15/34	270,428
740,000	C	AT&T, Inc., 6.300%, due 01/15/38	754,385
535,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	695,720
440,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	497,300
630,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	617,340
55,000	@@,C	Telecom Italia Capital SA, 4.875%, due 10/01/10	54,748
515,000	@@,C	Telefonica Europe BV, 8.250%, due 09/15/30	637,717
			5,918,604

Principal Amount			Value
		Transportation: 0.1%
$470,000	C	Burlington Northern Santa Fe Corp., 6.125%, due 03/15/09	$476,333
585,000		Union Pacific Corp., 6.625%, due 02/01/08	585,481
			1,061,814
Total Corporate Bonds/Notes (Cost $63,653,562)			62,902,549
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.3%
		Federal Home LoanMortgage Corporation: 0.7%
2,150,000		6.250%, due 07/15/32	2,561,686
3,200,000		6.750%, due 03/15/31	4,022,704
			6,584,390
		Federal National Mortgage Corporation: 0.6%
4,850,000		6.625%, due 11/15/30	6,004,266
			6,004,266
Total U.S. Government Agency Obligations (Cost $11,575,561)			12,588,656
U.S. TREASURY OBLIGATIONS: 14.9%
		U.S. Treasury Bonds: 8.6%
5,000,000		3.875%, due 02/15/13	5,101,565
6,350,000		4.000%, due 02/15/14	6,489,408
19,650,000		4.000%, due 02/15/15	19,934,021
27,140,000		4.250%, due 08/15/13	28,138,671
4,500,000		4.250%, due 11/15/13	4,666,995
9,525,000		4.250%, due 11/15/14	9,829,362
2,000,000		4.250%, due 08/15/15	2,053,438
700,000		5.375%, due 02/15/31	788,868
500,000		6.000%, due 08/15/09	523,008
1,325,000		6.250%, due 05/15/30	1,653,974
2,200,000		9.000%, due 11/15/18	3,111,282
			82,290,592
		U.S. Treasury Notes: 6.2%
2,000,000		3.250%, due 01/15/09	2,004,064
12,000,000		3.875%, due 05/15/09	12,129,384
9,975,000		4.500%, due 02/28/11	10,393,491
750,000		4.625%, due 08/31/11	785,391
6,000,000		4.625%, due 02/29/12	6,298,128
2,875,000		4.875%, due 05/31/08	2,893,420
19,500,000		4.875%, due 05/15/09	19,966,187
4,000,000		5.125%, due 06/30/08	4,034,376
900,000		5.125%, due 06/30/11	956,462
			59,460,903
		U.S. Treasury STRIP: 0.1%
3,100,000	^	4.630%, due 05/15/25	1,378,449
			1,378,449
Total U.S. Treasury Obligations (Cost $139,151,402)			143,129,944

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 2.2%
		Automobile Asset-Backed Securities: 1.4%
$267,907	C	Capital Auto Receivables Asset Trust, 4.050%, due 07/15/09	$267,677
1,350,000	C	Capital Auto Receivables Asset Trust, 4.980%, due 05/15/11	1,355,185
349,112	C	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	349,350
1,300,000	C	Capital Auto Receivables Asset Trust, 5.088%, due 07/15/10	1,291,115
1,550,000	#,C	Capital Auto Receivables Asset Trust, 5.310%, due 10/20/09	1,552,462
700,000	C	Capital One Auto Finance Trust, 5.070%, due 07/15/11	702,007
197,581	C	Daimler Chrysler Auto Trust, 4.040%, due 09/08/09	197,400
454,879	C	Ford Credit Auto Owner Trust, 5.050%, due 03/15/10	455,682
1,225,000	C	Ford Credit Auto Owner Trust, 5.260%, due 10/15/10	1,230,765
969,350	C	Harley-Davidson Motorcycle Trust, 3.760%, due 12/17/12	960,671
804,832	C	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	801,061
1,000,000	C	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	997,615
600,000	#,C	Hertz Vehicle Financing, LLC, 4.930%, due 02/25/10	601,489
24,501	C	Honda Auto Receivables Owner Trust, 3.930%, due 01/15/09	24,495
518,885	C	Honda Auto Receivables Owner Trust, 4.850%, due 10/19/09	518,980
294,919	C	Merrill Auto Trust Securitization, 4.100%, due 08/25/09	294,530
373,107	C	Nissan Auto Receivables Owner Trust, 3.990%, due 07/15/09	372,163
280,905	C	USAA Auto Owner Trust, 3.580%, due 02/15/11	280,655
116,975	C	USAA Auto Owner Trust, 3.900%, due 07/15/09	116,885
164,438	C	Wachovia Auto Owner Trust, 4.060%, due 09/21/09	164,051
494,103	C	Wachovia Auto Owner Trust, 4.790%, due 04/20/10	493,943
			13,028,181
		Credit Card Asset-Backed Securities: 0.4%
650,000	C	Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	657,516

Principal Amount			Value
$800,000	C	Chase Issuance Trust, 5.120%, due 10/15/14	$820,289
1,175,000		Citibank Credit Card Issuance Trust, 4.874%, due 03/22/12	1,168,802
850,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	863,813
750,000	C	Discover Card Master Trust, 5.650%, due 03/16/20	764,766
			4,275,186
		Other Asset-Backed Securities: 0.4%
1,083,613	C	Caterpillar Financial Asset Trust, 5.570%, due 05/25/10	1,090,645
750,000	C	CIT Equipment Collateral, 5.070%, due 02/20/10	750,212
40,167	C	CNH Equipment Trust, 4.020%, due 04/15/09	40,150
598,723	C	CNH Equipment Trust, 4.270%, due 01/15/10	596,539
590,927	C	CNH Equipment Trust, 5.200%, due 06/15/10	592,931
377,436	#,C	GE Equipment Small Ticket, LLC, 4.380%, due 07/22/09	377,181
591,936	#,C	GE Equipment Small Ticket, LLC, 4.880%, due 10/22/09	592,937
			4,040,595
Total Asset-Backed Securities (Cost $21,281,680)			21,343,962
Total Long-Term Investments (Cost $860,963,531)			940,670,318
SHORT-TERM INVESTMENTS: 5.5%
		Commercial Paper: 0.0%
150,000		HSBC Finance Corp., 6.400%, due 06/17/08	150,716
Total Commercial Paper (Cost $151,784)			150,716
		U.S. Government Agency Obligations: 5.5%
50,100,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	50,090,954
2,500,000	Z	Federal Home Loan Bank, 4.260%, due 01/11/08	2,496,677
Total U.S. Government Agency Obligations (Cost $52,587,631)			52,587,631
Total Short-Term Investments (Cost $52,739,415)			52,738,347

Total Investments in Securities (Cost $913,702,946)*	103.6%	$993,408,665
Other Assets and Liabilities - Net	(3.6)	(34,343,082)
Net Assets	100.0%	$959,065,583

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND  PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may

Not be resold subject to that rule except to qualified institutional buyers. Unless otherwise

Noted, these securities have been determined to be liquid under the guidelines established

By the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

^  Interest Only (IO) Security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $917,759,532

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$122,540,258
Gross Unrealized Depreciation	(46,891,125)
Net Unrealized Appreciation	$75,649,133

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING American Century Large Company Value Portfolio
Class ADV	NII	$0.1578
Class I	NII	$0.2557
Class S	NII	$0.2005
All Classes	STCG	$0.1374
All Classes	LTCG	$0.9673
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.0254
Class I	NII	$0.0896
Class S	NII	$0.0552
All Classes	STCG	$1.1643
All Classes	LTCG	$0.5727
ING Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0169
Class I	NII	$0.0165
Class S	NII	$0.0119
ING Davis New York Venture Portfolio
Class ADV	NII	$—
Class I	NII	$0.0721
Class S	NII	$0.0513
All Classes	STCG	$0.0701
All Classes	LTCG	$0.0069
ING JPMorgan International Portfolio
Class ADV	NII	$0.3392
Class I	NII	$0.3746
Class S	NII	$0.3074
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0722
Class I	NII	$0.1239
Class S	NII	$0.0889
All Classes	STCG	$0.1480
All Classes	LTCG	$0.6541
ING Legg Mason Partners Large Cap Growth Portfolio
All Classes	LTCG	$0.1625
ING Lord Abbett U.S. Government Securities Portfolio
Class ADV	NII	$—
Class I	NII	$0.5240
Class S	NII	$0.4953
ING Neuberger Berman Partners Portfolio
Class ADV	NII	$0.0330
Class I	NII	$0.0329
Class S	NII	$0.0269
All Classes	STCG	$0.0701
All Classes	LTCG	$0.4649
ING Neuberger Berman Regency Portfolio
Class ADV	NII	$—
Class I	NII	$0.0519
Class S	NII	$0.0288
All Classes	ROC	$0.0501
All Classes	STCG	$0.0178
All Classes	LTCG	$0.0006
ING OpCap Balanced Value Portfolio
Class ADV	NII	$0.0783
Class I	NII	$0.2536
Class S	NII	$0.2043
All Classes	STCG	$0.2245
All Classes	LTCG	$1.4712

Fund Name	Type	Per Share Amount
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1068
Class I	NII	$0.1903
Class S	NII	$0.1708
All Classes	STCG	$0.1573
All Classes	LTCG	$0.5554
ING Oppenheimer Strategic Income Portfolio
Class ADV	NII	$0.5059
Class I	NII	$0.5199
Class S	NII	$0.4946
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3631
Class I	NII	$0.4114
Class S	NII	$0.3873
ING Pioneer High Yield Portfolio
Class ADV	NII	$0.5410
Class I	NII	$0.5927
Class S	NII	$0.5669
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0192
Class S	NII	$—
All Classes	STCG	$0.1598
All Classes	LTCG	$0.7243
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$0.0307
Class I	NII	$0.3092
Class S	NII	$0.1318
All Classes	STCG	$0.4819
All Classes	LTCG	$2.4461
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1312
Class I	NII	$0.1307
Class S	NII	$0.1048
All Classes	STCG	$0.0349
All Classes	LTCG	$0.0700
ING Thornburg Value Portfolio
Class ADV	NII	$0.1330
Class I	NII	$0.1542
Class S	NII	$0.1470
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0695
Class I	NII	$0.0769
Class S	NII	$0.0684
ING UBS U.S. Small Cap Growth Portfolio
All Classes	STCG	$0.6006
ING Van Kampen Comstock Portfolio
Class ADV	NII	$0.1559
Class I	NII	$0.2050
Class S	NII	$0.1639
All Classes	STCG	$0.0352
All Classes	LTCG	$0.3282
ING Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.7846
Class I	NII	$0.9743
Class S	NII	$0.8940
All Classes	STCG	$0.3175
All Classes	LTCG	$0.7819

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Large Company Value Portfolio	91.17%
ING American Century Small-Mid Cap Value Portfolio	11.99%
ING Columbia Small Cap Value II Portfolio	99.45%
ING Davis New York Venture Portfolio	76.69%
ING JPMorgan Mid Cap Value Portfolio	95.60%
ING Neuberger Berman Partners Portfolio	41.40%
ING Neuberger Berman Regency Portfolio	87.85%
ING OpCap Balanced Value Portfolio	38.06%
ING Oppenheimer Global Portfolio	15.49%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING Pioneer High Yield Portfolio	2.17%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	37.89%
ING T. Rowe Price Growth Equity Portfolio	64.17%
ING Templeton Foreign Equity Portfolio	0.14%
ING Thornburg Value Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING UBS U.S. Small Cap Growth Portfolio	2.55%
ING Van Kampen Comstock Portfolio	98.84%
ING Van Kampen Equity and Income Portfolio	38.73%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2007. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Foreign Taxes Paid	Per Share Amount
ING JPMorgan International Portfolio	$1,905,234	$0.0513
ING Oppenheimer Global Portfolio	$3,491,628	$0.0224
ING Templeton Foreign Equity Portfolio	$162,181	$0.0124

Listed below are the detail by country and per share amounts related to the foreign tax credit.

ING JPMorgan International Portfolio

Country	Gross Income	Gross Income Per Share	Foreign Taxes Paid Under Section 853	Foreign Tax Credit Per Share
Australia	$237,764	$0.0064	$—	$—
Belgium	595,444	0.0160	89,317	0.0024
Bermuda	244,778	0.0066	—	—
Brazil	416,630	0.0112	—	—
Egypt	18,649	0.0005	—	—
Finland	265,469	0.0071	39,820	0.0011
France	3,584,725	0.0965	537,259	0.0145
Germany	949,165	0.0256	96,773	0.0026
Greece	54,065	0.0015	—	—
Ireland	214,510	0.0058	—	—
Italy	2,059,513	0.0555	308,927	0.0083
Japan	2,077,110	0.0559	145,399	0.0039
Mexico	41,605	0.0011	—	—
Netherlands	667,265	0.0180	100,090	0.0027
South Korea	63,641	0.0017	10,475	0.0003
Spain	475,350	0.0128	71,260	0.0019
Sweden	282,809	0.0076	42,893	0.0012
Switzerland	2,842,808	0.0765	425,889	0.0114
Taiwan	185,665	0.0050	37,133	0.0010
United Kingdom	6,039,936	0.1626	—	—
Total	$21,316,900		$1,905,234	$0.0513
Other Domestic Income	1,324,842
Total	$22,641,742

TAX INFORMATION (UNAUDITED) (CONTINUED)

ING Oppenheimer Global Portfolio

Country	Gross Income	Gross Income Per Share	Foreign Taxes Paid Under Section 853	Foreign Tax Credit Per Share
Australia	$12,471	$0.0001	$—	$—
Bermuda	75,168	0.0005	—	—
Brazil	975,163	0.0062	—	—
Canada	1,235,747	0.0079	185,362	0.0012
Cayman Islands	11,939,344	0.0765	—	—
Denmark	130,183	0.0008	17,985	0.0001
Finland	1,061,719	0.0068	159,258	0.0010
France	5,080,908	0.0326	762,115	0.0049
Germany	2,689,254	0.0172	402,152	0.0026
Hong Kong	158,553	0.0010	—	—
India	1,027,052	0.0066	—	—
Italy	365,044	0.0023	54,757	0.0004
Japan	3,595,766	0.0230	251,783	0.0016
Mexico	1,404,348	0.0090	—	—
Netherlands	827,975	0.0053	118,254	0.0008
Norway	105,324	0.0007	15,799	0.0001
Panama	989,325	0.0063	—	—
Singapore	101,788	0.0007	—	—
South Korea	1,245,417	0.0080	205,494	0.0013
Spain	540,522	0.0035	81,078	0.0005
Sweden	4,071,638	0.0261	610,337	0.0039
Switzerland	1,863,109	0.0119	250,728	0.0016
Taiwan	1,887,109	0.0121	376,526	0.0024
United Kingdom	10,968,875	0.0703	—	—
Total	$52,351,803		$3,491,628	$0.0224
Other Domestic Income	13,288,542
Total	$65,640,345

ING Templeton Foreign Equity Portfolio

Country	Gross Income	Gross Income Per Share	Foreign Taxes Paid Under Section 853	Foreign Tax Credit Per Share
Australia	$72,276	$0.0055	$—	$—
Austria	24,209	0.0018	3,631	0.0003
Belgium	10,950	0.0008	1,598	0.0001
Brazil	24,649	0.0019	—	—
Canada	21,787	0.0017	2,942	0.0002
Cayman Islands	1,272	0.0001	—	—
China	51,005	0.0039	—	—
European Community	214	0.0000	—	—
Finland	59,835	0.0046	8,975	0.0007
France	255,615	0.0195	35,161	0.0027
Germany	151,062	0.0115	16,354	0.0013
Hong Kong	49,350	0.0038	—	—
India	17,188	0.0013	—	—
Italy	157,673	0.0120	23,651	0.0018
Japan	28,819	0.0022	2,017	0.0002
Mexico	13,793	0.0011	—	—
Netherlands	93,949	0.0072	13,765	0.0010
Norway	20,936	0.0016	3,141	0.0002
Portugal	28,129	0.0021	4,219	0.0003
Singapore	72,826	0.0055	—	—
South Africa	5,508	0.0004	—	—
South Korea	62,675	0.0048	10,281	0.0008
Spain	131,763	0.0100	19,649	0.0015
Sweden	20,830	0.0016	3,125	0.0002
Switzerland	65,807	0.0050	9,936	0.0008
Taiwan	18,686	0.0014	3,737	0.0003
United Kingdom	680,340	0.0518	—	—
Total	$2,141,146		$162,181	$0.0124
Other Domestic Income	573,125
Total	$2,714,271

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	November 2007 -Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 1997 -Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	January 2005 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Directors who are "Interested Persons":

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007)	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(2) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC,(4) ING Funds Services, LLC,(5) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Directors"), shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer Executive Vice President	January 2005 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 (Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 (March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Partners, Inc. was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.

2  To approve a "Manager-of-Managers" arrangement for certain Portfolios to permit the Portfolios' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios' shareholders.

3  To approve the conversion of certain Portfolios' investment objectives from fundamental to non-fundamental.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1		483,022,915	8,616,966	—	—	491,639,881
John V. Boyer	1		482,570,195	9,069,686	—	—	491,639,881
Patricia W. Chadwick	1		482,229,198	9,410,683	—	—	491,639,881
Robert W. Crispin	1		482,001,918	9,637,963	—	—	491,639,881
Peter S. Drotch	1		482,473,676	9,166,205	—	—	491,639,881
J. Michael Earley	1		482,066,524	9,573,357	—	—	491,639,881
Patrick W. Kenny	1		482,349,381	9,290,500	—	—	491,639,881
Shaun P. Mathews	1		482,345,787	9,294,094	—	—	491,639,881
Sheryl K. Pressler	1		481,846,320	9,793,561	—	—	491,639,881
David W.C. Putnam	1		481,635,830	10,004,051	—	—	491,639,881
Roger B. Vincent	1		482,354,446	9,285,435	—	—	491,639,881
ING American Century Large Company Value Portfolio	2		4,150,452	358,606	—	—	4,509,058
ING Baron Asset Portfolio	2		2,025,998	—	—		2,025,998
ING Baron Small Cap Growth Portfolio	2		14,281,034	3,159,547	262,023	—	17,702,604
ING Columbia Small Cap Value II Portfolio	2		11,535,700	639,265	205,491	—	12,380,456
ING Davis Venture Value Portfolio	2		9,898,293	641,064	92,936	—	10,632,293
ING JPMorgan International Portfolio	3		28,254,254	2,862,720	711,685	—	31,828,659
ING Legg Mason Partners Aggressive Growth Portfolio	2		20,996,397	654,524	148,221	—	21,799,142
ING Legg Mason Partners Aggressive Growth Portfolio	3		20,998,075	655,190	145,877	—	21,799,142
ING Lord Abbett U.S. Government Securities Portfolio	2		3,254,135	—	5	—	3,254,140
ING Neuberger Berman Regency Portfolio	2		1,412,150	—	26,126	—	1,438,276
ING Neuberger Berman Partners Portfolio	2		31,496,605	2,978,410	519,044	—	34,994,059
ING Oppenheimer Global Portfolio	2		78,164,854	3,524,047	841,352	—	82,530,253
ING Oppenheimer Strategic Income Portfolio	2		21,753,125	1,180,213	31,150	—	22,964,488
ING Pioneer High Yield Portfolio	2		10,036,550	—	—	—	10,036,550
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	2		61,392,534	7,080,038	614,180	—	69,086,751
ING Templeton Foreign Equity Portfolio	2		6,726,167	195,089	56,902	—	6,978,158
ING Thornburg Value Portfolio	3		3,928,944	989,071	50,827	—	4,968,842
ING UBS U.S. Small Cap Growth Portfolio	2		3,064,209	—	—	—	3,064,209
ING Van Kampen Comstock Portfolio	2		58,694,881	4,119,382	863,096	—	63,677,359
ING Van Kampen Equity and Income Portfolio	2		12,551,037	579,844	49,919	—	13,180,800
ING T. Rowe Price Growth Equity Portfolio	3	**	10,446,448	999,458	185,998	—	11,631,903
ING UBS U.S. Large Cap Equity Portfolio	2	**	12,124,816	724,176	161,603	—	13,010,595
ING UBS U.S. Large Cap Equity Portfolio	3	**	12,279,750	553,752	177,094	—	13,010,595

*  All proposals passed at this meeting.

**  The Shareholder Meeting for ING T. Rowe Price Growth Equity Portfolio and ING UBS U.S. Large Cap Equity Portfolio was adjourned to November 21, 2007.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING Partners, Inc. was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve a "Manager-of-Managers" arrangement for certain Portfolios to permit the Portfolios' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios' shareholders.

3  To approve the conversion of certain Portfolios' investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING UBS U.S. Large Cap Equity Portfolio	2	29,609,527	1,146,110	477,834	—	31,233,471
ING UBS U.S. Large Cap Equity Portfolio	3	29,305,735	1,428,039	499,697	—	31,233,471
ING T. Rowe Price Growth Equity Portfolio	3	11,294,617	941,835	430,763	—	12,667,215

*  All proposals passed at this meeting.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of the Portfolios, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services, LLC (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with one or more sub-advisers to each Portfolio (the "Sub-Advisers").

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Portfolios' Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to one of the two IRCs, which provides oversight regarding, among other matters, investment performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of each Portfolio. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio's investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Funds; and (10) other information relevant to the Board's evaluations.

For each Portfolio, its Initial Class of shares were used for purposes of certain comparisons to the funds in its SPG. Initial Class shares generally were selected so that the class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Portfolio's SPG were selected based upon criteria designed to mirror the Portfolio class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios' investment portfolios. The Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

noted the resources that the Adviser has committed to the Board and to its IRCs to assist the Board and its committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance. Such changes could include, for example, changes in personnel who are responsible for managing a Portfolio's portfolio and/or changing the Sub-Adviser to a Portfolio.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios and other Funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer.

The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis," below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm's-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and affiliated Sub-Advisers' profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in Rule 12b-1 fees payable by a Fund; the merger of certain Funds with and into comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Fund's performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm's-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING American Century Large Company Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the three-month, year-to-date, three-year and five-year periods, but outperformed its Morningstar category median for the three-month and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (3) the Portfolio underperformed its style specific benchmark for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it outperformed; and (4) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) there was a change in sub-adviser to the Portfolio in April 2005 to address the Board's concerns about performance; (2) in December 2006, there was a modification to the Portfolio's portfolio management team; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (4) Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board considered Management's agreement to put into place, at the direction of the Board following the 2007 contract renewal process, limits on the Portfolio's expenses, to become effective January 1, 2008.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account that: (1) in April 2006, a mid-cap sleeve, managed by new portfolio managers, was added to the Portfolio to address capacity constraints; and (2) in November 2006 the Portfolio's portfolio management team was modified.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into consideration: (1) in April 2006 the Portfolio's sub-advisory fee was reduced in conjunction with the addition of the new mid-cap sleeve; and (2) in January 2007, at the direction of the Board following the 2006 contract renewal process, Management implemented limits on the Portfolio's expenses.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2006 the Portfolio's investment strategy was changed in conjunction with the addition of a new mid-cap sleeve managed by new portfolio managers, and its portfolio management team was modified in November 2006, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Baron Asset Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation and stock selection had on the Portfolio's performance; and (2) the Portfolio launched in January 2006, and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Baron Asset Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account: (1) the advisory fee waivers that Management had put into place, which lower the effective management fee rate payable by the Portfolio; and (2) in July 2007 Management had implemented breakpoint discounts on the Portfolio's advisory fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in January 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis regarding the negative effect of stock selection on the Portfolio's more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter and year-to-date periods, the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value II Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Value Portfolio (formerly ING Davis Venture Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and five-year period, but underperformed for the year-to-date, one-year, and three-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and five-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) in October 2005, a new Sub-Adviser and portfolio management team assumed responsibility for managing the Portfolio's assets; and (2) Management's analysis regarding the rationale for underperformance in certain periods, including its analysis regarding the negative effect of sector allocation on the Portfolio's more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is above the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Sub-Adviser and portfolio managers to the Portfolio in October 2005, and it is reasonable to assess whether longer-term performance improves as a result of these changes; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date, one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's representations that it is exploring alternatives to address the Board's concerns about the Portfolio's underperformance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, except that it outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation and stock selection had on the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Partners Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation and stock selection had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (3) Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Legg Mason Partners Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar Category for the most recent calendar quarter, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding the alternatives that Management was exploring with the Board to address the Board's concerns about the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett U.S. Government Securities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett U.S. Government Securities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that: (1) the Portfolio was launched in January 2006 and therefore had limited operating history for the purpose of analyzing Portfolio performance; (2) Management's representations that it was exploring opportunities to address the Board's concerns about underperformance, including a possible merger of the Portfolio with and into another ING Fund, which would be completed during 2008 if approved by the Portfolio's shareholders and by the Board; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Lord Abbett U.S. Government Securities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Lord Abbett U.S. Government Securities Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is below the median and below the average management fees of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, as well as measures proposed to address the Board's performance concerns, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Neuberger Berman Partners Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Neuberger Berman Partners Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category median for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Neuberger Berman Partners Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Neuberger Berman Regency Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Neuberger Berman Regency Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in December 2005 and therefore had limited operating history for the purpose of analyzing Portfolio performance; (2) Management's analysis regarding the Sub-Adviser's rationale for under performance, including the negative effect of stock selection in the consumer discretionary sector; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Neuberger Berman Regency Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Neuberger Berman Regency Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is above the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in December 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING OpCap Balanced Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and five-year periods, the second quintile for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account Management's representations about improvements in the Portfolio's performance during the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board considered Management's agreement to put into place, at the direction of the Board following the 2007 contract renewal process, limits on the Portfolio's expenses, to become effective January 1, 2008.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and five-year periods, and the third quintile for the year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management's representations regarding the changes to the Portfolio's portfolio management team implemented in April 2007.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING PIMCO Total Return Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into consideration that, at the direction of the Board following the 2006 contract renewal process, Management implemented breakpoints on the Portfolio's administrative fees.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the portfolio managers to the Portfolio in April 2007, and it is reasonable to assess whether longer-term performance improves as a result of this change; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

primary benchmark for all periods presented, with the exception of the most recent calendar quarter and one-year period during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance during certain periods; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the most recent calendar quarter.

In analyzing this performance data the Board took into account that the Portfolio launched in January 2006, and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that (a) the management fee (inclusive of a 10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio of the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in January 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio (formerly ING MFS Capital Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, the second quintile for the three-year period, and the third quintile for the five-year period.

In analyzing this performance data, the Board took into account that in August 2006 a new Sub-Adviser was engaged to manage the Portfolio to address the Board's concerns about performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio (formerly ING MFS Capital Opportunities Portfolio), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 a new Sub-Adviser assumed responsibility for management of the Portfolio, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category median for the one- and three- year periods, the second quintile for the most recent calendar quarter and five-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and one-year periods, but outperformed for the year-to-date period; and (3) the Portfolio is ranked in the third quintile of its Morningstar category median for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2006, and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into consideration Management's waiver of a portion of the Portfolio's management fee, which resulted in a lower effective management fee for the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the fourth quintile for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the reasons for underperformance, including the negative effect of sector allocation and stock selection on performance; (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (3) Management's expectation that longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board considered Management's agreement to put into place, at the direction of the Board following the 2007 contract renewal process, limits on the Portfolio's expenses, to become effective January 1, 2008.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, and the second quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIPI

(1207-022908)

Funds

Annual Report

December 31, 2007

Service Class ("Class S") and
Adviser Class ("Class ADV")

ING Partners, Inc.

■  ING Fidelity® VIP Contrafund® Portfolio*

■  ING Fidelity® VIP Equity-Income Portfolio*

■  ING Fidelity® VIP Growth Portfolio*

■  ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	8

Report of Independent Registered Public Accounting Firm	10

Statements of Assets and Liabilities	11

Statements of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	23

Portfolio of Investments	30

Shareholder Meeting Information	34

Tax Information	35

Director and Officer Information	36

Advisory Contract Approval Discussion	42

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product ("GDP") growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

For the year ended December 31, 2007, the Portfolio's Class S and Class ADV shares returned 16.92% and 16.69%, respectively, compared to the S&P 500® Index(1), which returned 5.49%.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	16.92%	15.37%
Class ADV	16.69%	15.05%
S&P 500® Index(1)	5.49%	10.68	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the year ended December 31, 2007, the Portfolio's Class S and Class ADV shares returned 0.97% and 0.69%, respectively, compared to the Russell 3000® Value Index(1), which returned (1.01)%.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	0.97%	8.97%
Class ADV	0.69%	8.57%
Russell 3000® Value Index(1)	(1.01)%	11.41	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1) The Russell 3000® Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Growth Portfolio (the "Portfolio") seeks capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Growth Portfolio Annual Report.

For the year ended December 31, 2007, the Portfolio's Class S and Class ADV shares returned 26.37% and 26.01%, respectively, compared to the Russell 3000® Growth Index(1), which returned 11.40%.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	26.37%	12.37%
Class ADV†	26.01%	11.93%
Russell 3000® Growth Index(1)	11.40%	10.80	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

† On May 5, 2006, all outstanding shares of Class ADV were fully redeemed. On October 30, 2006, Class ADV re-commenced operations. The returns for Class ADV include the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period between May 6, 2006 to October 29, 2006.

(1) The Russell 3000® Growth Index is an index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP MID CAP PORTFOLIO

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the year ended December 31, 2007, the Portfolio's Class S and Class ADV shares returned 15.00% and 14.64%, respectively, compared to the S&P MidCap 400® Index(1), which returned 7.98%.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	15.00%	16.27%
Class ADV	14.64%	15.93%
S&P MidCap 400® Index(1)	7.98%	13.18	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1) The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Fidelity VIP Contrafund Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class S	$1,000.00	$1,075.80	1.18%	$6.17
Class ADV	1,000.00	1,074.60	1.43	7.48
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.26	1.18%	$6.01
Class ADV	1,000.00	1,018.00	1.43	7.27

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the affiliated master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal one-half year.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Fidelity VIP Equity-Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class S	$1,000.00	$931.90	1.10%	$5.36
Class ADV	1,000.00	930.70	1.35	6.57
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.66	1.10%	$5.60
Class ADV	1,000.00	1,018.40	1.35	6.87
ING Fidelity VIP Growth Portfolio
Actual Portfolio Return
Class S	$1,000.00	$1,125.20	1.20%	$6.43
Class ADV	1,000.00	1,123.90	1.45	7.76
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.16	1.20%	$6.11
Class ADV	1,000.00	1,017.90	1.45	7.37
ING Fidelity VIP Mid Cap Portfolio
Actual Portfolio Return
Class S	$1,000.00	$1,026.20	1.20%	$6.13
Class ADV	1,000.00	1,024.30	1.45	7.40
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.16	1.20%	$6.11
Class ADV	1,000.00	1,017.90	1.45	7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the affiliated master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity Income Portfolio, ING Fidelity VIP Growth Portfolio, and ING Fidelity VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from November 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2008

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Fidelity VIP Contrafund Portfolio	ING Fidelity VIP Equity-Income Portfolio	ING Fidelity VIP Growth Portfolio	ING Fidelity VIP Mid Cap Portfolio
ASSETS:
Investments in affiliated master fund(1) at value*	$422,571,126	$54,530,249	$38,276,563	$80,944,465
Cash	312	704	2	36
Receivables:
Affiliated investment securities sold	830,454	62,020	181,940	391,368
Fund shares sold	6,680	642	15	3,355
Total assets	423,408,572	54,593,615	38,458,520	81,339,224
LIABILITIES:
Payable for affiliated investment securities purchased	6,422	88	—	3,282
Payable for fund shares redeemed	830,712	62,574	181,955	391,441
Payable to affiliates	107,135	13,991	9,520	21,166
Total liabilities	944,269	76,653	191,475	415,889
NET ASSETS	$422,464,303	$54,516,962	$38,267,045	$80,923,335
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$372,894,000	$53,714,218	$31,336,970	$71,919,142
Undistributed net investment income	20,598,762	1,075,675	22,952	163,189
Accumulated net realized gain on affiliated master fund	83,515,267	4,907,380	903,361	4,557,508
Net unrealized appreciation or depreciation on affiliated master fund	(54,543,726)	(5,180,311)	6,003,762	4,283,496
NET ASSETS	$422,464,303	$54,516,962	$38,267,045	$80,923,335
* Cost of investments in affiliated master fund	$477,114,852	$59,710,560	$32,272,801	$76,660,969
Class S:
Net assets	$414,722,901	$53,572,983	$38,239,128	$77,608,355
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,172,252	4,443,895	2,707,180	4,938,188
Net asset value and redemption price per share	$14.72	$12.06	$14.13	$15.72
Class ADV:
Net assets	$7,741,402	$943,979	$27,917	$3,314,980
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	529,508	79,053	1,982	212,569
Net asset value and redemption price per share	$14.62	$11.94	$14.09	$15.59

(1)  The affiliated master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Fidelity VIP Contrafund Portfolio	ING Fidelity VIP Equity-Income Portfolio	ING Fidelity VIP Growth Portfolio	ING Fidelity VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from affiliated master fund(1)	$2,941,138	$904,908	$81,443	$312,620
Interest	44	3	—	5
Total investment income	2,941,182	904,911	81,443	312,625
EXPENSES:
Distribution and service fees
Class S	776,124	116,228	66,335	149,444
Class ADV	35,930	5,166	122	13,944
Administrative service fees	158,822	23,763	13,280	31,284
Total expenses	970,876	145,157	79,737	194,672
Net investment income	1,970,306	759,754	1,706	117,953
REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED MASTER FUND:
Distributions of realized gains from affiliated master fund	100,293,694	4,569,416	23,719	4,432,281
Net realized gain on sales of affiliated master fund	1,864,343	668,690	908,162	185,737
Net realized gain on affiliated master fund	102,158,037	5,238,106	931,881	4,618,018
Net change in unrealized appreciation or depreciation on affiliated master fund	(55,789,807)	(6,157,491)	5,160,396	2,935,542
Net realized and unrealized gain (loss) on affiliated master fund and net realized gain distribution from affiliated master fund	46,368,230	(919,385)	6,092,277	7,553,560
Increase (decrease) in net assets resulting from operations	$48,338,536	$(159,631)	$6,093,983	$7,671,513

(1)  The affiliated master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity VIP Contrafund Portfolio		ING Fidelity VIP Equity-Income Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,970,306	$1,194,478	$759,754	$595,138
Net realized gain on affiliated master fund	102,158,037	17,642,137	5,238,106	3,091,385
Net change in unrealized appreciation or depreciation on affiliated master fund	(55,789,807)	(2,829,162)	(6,157,491)	553,400
Increase (decrease) in net assets resulting from operations	48,338,536	16,007,453	(159,631)	4,239,923
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	(1,252,172)	—	(836,704)	—
Class ADV	(12,185)	—	(16,751)	—
Net realized gains:
Class S	(17,199,853)	(22,772)	(2,784,603)	(24,482)
Class ADV	(386,039)	(698)	(62,662)	(577)
Total distributions	(18,850,249)	(23,470)	(3,700,720)	(25,059)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	161,358,701	152,796,791	27,321,682	21,831,009
Dividends reinvested	18,850,249	23,470	3,700,720	25,059
	180,208,950	152,820,261	31,022,402	21,856,068
Cost of shares redeemed	(11,476,560)	(5,906,700)	(6,684,616)	(2,368,517)
Net increase in net assets resulting from capital share transactions	168,732,390	146,913,561	24,337,786	19,487,551
Net increase in net assets	198,220,677	162,897,544	20,477,435	23,702,415
NET ASSETS:
Beginning of year	224,243,626	61,346,082	34,039,527	10,337,112
End of year	$422,464,303	$224,243,626	$54,516,962	$34,039,527
Undistributed net investment income at end of year	$20,598,762	$1,259,972	$1,075,675	$848,423

See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity VIP Growth Portfolio		ING Fidelity VIP Mid Cap Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$1,706	$(27,089)	$117,953	$(54,809)
Net realized gain on affiliated master fund	931,881	487,638	4,618,018	1,189,458
Net change in unrealized appreciation or depreciation on affiliated master fund	5,160,396	418,050	2,935,542	935,565
Increase in net assets resulting from operations	6,093,983	878,599	7,671,513	2,070,214
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	—	—	(45,625)	—
Net realized gains:
Class S	(463,744)	(20,310)	(1,054,533)	(14,205)
Class ADV	(429)	—	(48,540)	(1,042)
Total distributions	(464,173)	(20,310)	(1,148,698)	(15,247)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,651,816	12,365,025	35,867,528	34,788,020
Dividends reinvested	464,173	20,310	1,148,698	15,247
	20,115,989	12,385,335	37,016,226	34,803,267
Cost of shares redeemed	(4,932,973)	(6,469,105)	(3,368,052)	(1,671,925)
Net increase in net assets resulting from capital share transactions	15,183,016	5,916,230	33,648,174	33,131,342
Net increase in net assets	20,812,826	6,774,519	40,170,989	35,186,309
NET ASSETS:
Beginning of year	17,454,219	10,679,700	40,752,346	5,566,037
End of year	$38,267,045	$17,454,219	$80,923,335	$40,752,346
Undistributed net investment income at end of year	$22,952	$—	$163,189	$40,472

See Accompanying Notes to Financial Statements
14

ING FIDELITY® VIP CONTRAFUND PORTFOLIO

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,				November 15, 2004(1) to December 31,
	2007	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.37	12.03		10.34	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.11	*	(0.01)	0.00 **
Net realized and unrealized gain on affiliated master fund	$2.11	1.23		1.70	0.34
Total from investment operations	$2.20	1.34		1.69	0.34
Less distributions from:
Net investment income	$0.06	—		—	—
Net realized gains on affiliated master fund	$0.79	0.00	**	—	—
Total distributions	$0.85	0.00	**	—	—
Net asset value, end of period	$14.72	13.37		12.03	10.34
Total Return(2)%	16.92	11.16		16.34	3.40
Ratios and Supplemental Data:
Net assets, end of period (000's)	$414,723	217,927		57,988	33
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.30	0.30		0.30	0.30
Net investment income (loss) excluding expenses of the master fund(3)%	0.63	0.84		(0.29)	(0.30)
Portfolio turnover rate(4)%	35	16		5	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

	Class S
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.20	1.21	1.21	1.23	†
Expenses including expenses net of all reductions of the master fund(3)%	1.19	1.20	1.19	1.21	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.20	1.21	1.21	1.23	†
Portfolio turnover rate of master fund(3)%	134	75	60	64	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
15

ING FIDELITY® VIP CONTRAFUND PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31,				November 15, 2004(1) to December 31,
	2007	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.28	11.99		10.34	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.07	*	(0.03)	(0.01)
Net realized and unrealized gain on affiliated master fund	$2.12	1.22		1.68	0.35
Total from investment operations	$2.15	1.29		1.65	0.34
Less distributions from:
Net investment income	$0.02	—		—	—
Net realized gains on affiliated master fund	$0.79	0.00	**	—	—
Total distributions	$0.81	0.00	**	—	—
Net asset value, end of period	$14.62	13.28		11.99	10.34
Total Return(2)%	16.69	10.78		15.96	3.40
Ratios and Supplemental Data:
Net assets, end of period (000's)	$7,741	6,317		3,358	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.55	0.55		0.55	0.55
Net investment income (loss) excluding expenses of the master fund(3)%	0.24	0.53		(0.50)	(0.55)
Portfolio turnover rate(4)%	35	16		5	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

	Class ADV
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.45	1.46	1.46	1.48	†
Expenses including expenses net of all reductions of the master fund(3)%	1.44	1.45	1.44	1.46	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.45	1.46	1.46	1.48	†
Portfolio turnover rate of master fund(3)%	134	75	60	64	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
16

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

FINANCIAL
HIGHLIGHTS

	Class S
	Year Ended December 31,				November 15, 2004(1) to December 31,
	2007	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.94	10.83		10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.21	0.33	*	(0.01)	0.00 **
Net realized and unrealized gain (loss) on affiliated master fund	$(0.05)	1.79		0.56	0.28
Total from investment operations	$0.16	2.12		0.55	0.28
Less distributions from:
Net investment income	$0.24	—		—	—
Net realized gains on affiliated master fund	$0.80	0.01		—	—
Total distributions	$1.04	0.01		—	—
Net asset value, end of period	$12.06	12.94		10.83	10.28
Total Return(2)%	0.97	19.61		5.35	2.80
Ratios and Supplemental Data:
Net assets, end of period (000's)	$53,573	33,038		10,259	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.30	0.30		0.30	0.30
Net investment income (loss) excluding expenses of the master fund(3)%	1.61	2.77		(0.30)	(0.30)
Portfolio turnover rate(4)%	24	25		22	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

	Class S
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.10	1.12	1.11	1.13	†
Expenses including expenses net of all reductions of the master fund(3)%	1.10	1.12	1.10	1.12	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.10	1.12	1.11	1.13	†
Portfolio turnover rate of master fund(3)%	20	22	19	22	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
17

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

	Class ADV
	Year Ended December 31,					November 15, 2004(1) to December 31,
	2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.83		10.78		10.27	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.13	*	0.33	*	(0.03)	(0.01)
Net realized and unrealized gain (loss) on affiliated master fund	$(0.01)		1.73		0.54	0.28
Total from investment operations	$0.12		2.06		0.51	0.27
Less distributions from:
Net investment income	$0.21		—		—	—
Net realized gains on affiliated master fund	$0.80		0.01		—	—
Total distributions	$1.01		0.01		—	—
Net asset value, end of period	$11.94		12.83		10.78	10.27
Total Return(2)%	0.69		19.14		4.97	2.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$944		1,002		78	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.55		0.55		0.55	0.55
Net investment income (loss) excluding expenses of the master fund(3)%	1.01		2.80		(0.44)	(0.55)
Portfolio turnover rate(4)%	24		25		22	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

	Class ADV
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.35	1.37	1.36	1.38	†
Expenses including expenses net of all reductions of the master fund(3)%	1.35	1.37	1.35	1.37	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.35	1.37	1.36	1.38	†
Portfolio turnover rate of master fund(3)%	20	22	19	22	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
18

ING FIDELITY® VIP GROWTH PORTFOLIO

FINANCIAL
HIGHLIGHTS

	Class S
	Year Ended December 31,				November 15, 2004(1) to December 31,
	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.38		10.73	10.21	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*	(0.02)	(0.01)	(0.00)*
Net realized and unrealized gain on affiliated master fund	$2.98		0.68	0.53	0.21
Total from investment operations	$2.98		0.66	0.52	0.21
Less distributions from:
Net realized gains on affiliated master fund	$0.23		0.01	—	—
Total distributions	$0.23		0.01	—	—
Net asset value, end of period	$14.13		11.38	10.73	10.21
Total Return(2)%	26.37		6.19	5.09	2.10
Ratios and Supplemental Data:
Net assets, end of period (000's)	$38,239		17,434	10,679	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.30		0.30	0.30	0.30
Net investment income (loss) excluding expenses of the master fund(3)%	0.01		(0.18)	(0.28)	(0.30)
Portfolio turnover rate(4)%	18		43	29	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases and sales of the master fund.

*  Amount is more than $(0.005) or less than $0.005.

	Class S
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.20	1.24	1.22	1.23	†
Expenses including expenses net of all reductions of the master fund(3)%	1.19	1.22	1.18	1.20	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.20	1.24	1.22	1.23	†
Portfolio turnover rate of master fund(3)%	109	114	79	72	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
19

ING FIDELITY® VIP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

	Class ADV
	Year Ended December 31, 2007	October 30, 2006(5) to December 31, 2006	January 1, 2006 to May 4, 2006(5)	Year Ended December 31, 2005	November 15, 2004(1) to December 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.38	11.34	10.68	10.20	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.01)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gain on affiliated master fund	$2.96	0.05	0.53	0.53	0.21
Total from investment operations	$2.94	0.04	0.52	0.48	0.20
Less distributions from:
Net realized gains on affiliated master fund	$0.23	—	—	—	—
Total distributions	$0.23	—	—	—	—
Net asset value, end of period	$14.09	11.38	11.20	10.68	10.20
Total Return(2)%	26.01	0.35	4.87	4.71	2.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$28	21	1	1	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.55	0.55	0.55	0.55	0.55
Net investment loss excluding expenses of the master fund(3)%	(0.16)	(0.55)	(0.20)	(0.25)	(0.55)
Portfolio turnover rate(4)%	18	43	43	29	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases and sales of the master fund.

(5)  Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

	Class ADV
	Year Ended December 31, 2007	October 30, 2006(5) to December 31, 2006	January 1, 2006 to May 4, 2006(5)	Year Ended December 31, 2005	November 15, 2004(1) to December 31, 2004
Expenses including gross expenses of the master fund(3)%	1.45	1.49	1.49	1.47	1.48	†
Expenses including expenses net of all reductions of the master fund(3)%	1.44	1.47	1.47	1.43	1.45	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.45	1.49	1.49	1.47	1.48	†
Portfolio turnover rate of master fund(3)%	109	114	114	79	72	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
20

ING FIDELITY® VIP MID CAP PORTFOLIO

FINANCIAL
HIGHLIGHTS

	Class S
	Year Ended December 31,					November 15, 2004(1) to December 31,
	2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.92		12.42		10.56	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	(0.03	)*	(0.01)	(0.00)**
Net realized and unrealized gain on affiliated master fund	$2.05		1.54		1.87	0.56
Total from investment operations	$2.08		1.51		1.86	0.56
Less Distributions from:
Net investment income	$0.01		—		—	—
Net realized gains on affiliated master fund	$0.27		0.01		—	—
Total Distributions	$0.28		0.01		—	—
Net asset value, end of period	$15.72		13.92		12.42	10.56
Total Return(2)%	15.00		12.15		17.61	5.60
Ratios and Supplemental Data:
Net assets, end of period (000's)	$77,608		38,562		4,065	17
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.30		0.30		0.30	0.30
Net investment income (loss) excluding expenses of the master fund(3)%	0.20		(0.24)		(0.32)	(0.30)
Portfolio turnover rate(4)%	12		12		14	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases and sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

	Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	November 15, 2004(1) to December 31, 2004
Expenses including gross expenses of the master fund(3)%	1.21	1.23	1.24	1.26	†
Expenses including expenses net of all reductions of the master fund(3)%	1.20	1.21	1.19	1.23	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.21	1.23	1.24	1.26	†
Portfolio turnover rate of master fund(3)%	113	149	107	55	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
21

ING FIDELITY® VIP MID CAP PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

	Class ADV
	Year Ended December 31,				November 15, 2004(1) to December 31,
	2007	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.84	12.39		10.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.05	)*	(0.02)	(0.00)**
Net realized and unrealized gain on affiliated master fund	$2.03	1.51		1.86	0.55
Total from investment operations	$2.02	1.46		1.84	0.55
Less Distributions from:
Net realized gains on affiliated master fund	$0.27	0.01		—	—
Total Distributions	$0.27	0.01		—	—
Net asset value, end of period	$15.59	13.84		12.39	10.55
Total Return(2)%	14.64	11.77		17.44	5.50
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,315	2,190		1,501	1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.55	0.55		0.55	0.55
Net investment loss excluding expenses of the master fund(3)%	(0.06)	(0.40)		(0.48)	(0.55)
Portfolio turnover rate(4)%	12	12		14	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases and sales of the master fund.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

	Class ADV
	Year Ended December 31,			November 15, 2004(1) to December 31,
	2007	2006	2005	2004
Expenses including gross expenses of the master fund(3)%	1.46	1.48	1.49	1.51	†
Expenses including expenses net of all reductions of the master fund(3)%	1.45	1.46	1.44	1.48	†
Expenses including expenses net of voluntary waivers, if any, of the master fund(3)%	1.46	1.48	1.49	1.51	†
Portfolio turnover rate of master fund(3)%	113	149	107	55	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by ING Directed Services, LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. At December 31, 2007 there were thirty-eight separate investment series which comprise the Fund. The four Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("Contrafund"); ING Fidelity® VIP Equity-Income Portfolio ("Equity-Income"), ING Fidelity® VIP Growth Portfolio ("Growth") and ING Fidelity® VIP Mid Cap Portfolio ("Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Contrafund seeks long-term capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company.

Equity-Income seeks reasonable income and also considers the potential for capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Growth seeks capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Mid Cap seeks long-term growth of capital by investing all of its assets in the Service Class 2 Shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company.

Each Portfolio in this report operates as a "feeder fund" which means the only investment security is a separate mutual fund, the master funds: VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio (each a "Master Fund" and collectively, the "Master Funds"). VIP Contrafund Portfolio is a series of Fidelity Variable Insurance Products Fund II; VIP Equity-Income Portfolio and VIP Growth Portfolio are series of Fidelity Variable Insurance Products Fund; and VIP Mid Cap Growth Portfolio is a series of Fidelity Variable Insurance Products Fund III. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. Typically, the Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2007, Contrafund, Equity-Income, Growth and Mid Cap Portfolios each held 1.7% or less of their respective Master Fund.

The Portfolios offer two classes of shares, referred to as Service Class (Class "S") and Adviser Class (Class "ADV"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shareholders of Class ADV of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser Class shares after an exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or the "Distributor"). DSL serves as the investment adviser to each Portfolio. IFD and DSL are both indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. The Board of Directors ("Board") intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Fidelity Management & Research Company ("FMR") serves as manager to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46%, 0.56%, and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Fund, DSL may charge an annual advisory fee to a respective Portfolio at annual rates equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of the Master Funds were as follows:

Portfolio	Purchases	Sales
Contrafund	$263,063,959	$110,892,277
Equity Income	32,717,249	11,273,263
Growth	19,701,416	4,980,414
Mid Cap	40,333,868	7,635,774

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Class ADV shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFD as the Fund's Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class ADV shares.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued Administrative Service Fee	Accrued Distribution Fee	Total
Contrafund	$17,583	$89,552	$107,135
Equity-Income	2,298	11,693	13,991
Growth	1,586	7,934	9,520
Mid Cap	3,411	17,755	21,166

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At December 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Contrafund (99.74%); Equity-Income (99.60%); Growth (99.96%); Mid Cap (99.62%).

The Trust has adopted a Retirement Policy ("Policy") covering all independent directors of the Portfolio who will have served as an independent director for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Fidelity VIP Contrafund (Number of Shares)
Shares sold	11,233,736	11,899,717	118,842	239,767
Dividends reinvested	1,355,770	1,862	29,433	57
Shares redeemed	(721,415)	(416,699)	(94,324)	(44,327)
Net increase in shares outstanding	11,868,091	11,484,880	53,951	195,497
Fidelity VIP Contrafund ($)
Shares sold	$159,693,325	$149,782,783	$1,665,376	$3,014,008
Dividends reinvested	18,452,025	22,772	398,224	698
Shares redeemed	(10,138,909)	(5,352,587)	(1,337,651)	(554,113)
Net increase	$168,006,441	$144,452,968	$725,949	$2,460,593
	Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Fidelity VIP Equity-Income (Number of Shares)
Shares sold	2,086,783	1,802,997	23,188	77,569
Dividends reinvested	290,402	2,138	6,420	51
Shares redeemed	(487,257)	(198,437)	(28,657)	(6,778)
Net increase in shares outstanding	1,889,928	1,606,698	951	70,842
Fidelity VIP Equity-Income ($)
Shares sold	$27,022,729	$20,947,596	$298,953	$883,413
Dividends reinvested	3,621,307	24,482	79,413	577
Shares redeemed	(6,319,144)	(2,290,414)	(365,472)	(78,103)
Net increase	$24,324,892	$18,681,664	$12,894	$805,887

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 7 — CAPITAL SHARES (continued)

	Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Fidelity VIP Growth (Number of Shares)
Shares sold	1,520,557	1,124,091	3,893	2,495
Dividends reinvested	36,573	1,960	34	—
Shares redeemed	(381,368)	(590,138)	(3,752)	(788)
Net increase in shares outstanding	1,175,762	535,913	175	1,707
Fidelity VIP Growth ($)
Shares sold	$19,599,609	$12,336,946	$52,207	$28,079
Dividends reinvested	463,744	20,310	429	—
Shares redeemed	(4,882,310)	(6,460,226)	(50,663)	(8,879)
Net increase	$15,181,043	$5,897,030	$1,973	$19,200
	Class S		Class ADV
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Fidelity VIP Mid Cap (Number of Shares)
Shares sold	2,285,513	2,544,937	75,712	61,632
Dividends reinvested	72,714	1,092	3,230	80
Shares redeemed	(190,942)	(102,288)	(24,673)	(24,563)
Net increase in shares outstanding	2,167,285	2,443,741	54,269	37,149
Fidelity VIP Mid Cap ($)
Shares sold	$34,715,923	$33,967,125	$1,151,605	$820,895
Dividends reinvested	1,100,158	14,205	48,540	1,042
Shares redeemed	(2,995,720)	(1,351,628)	(372,332)	(320,297)
Net increase	$32,820,361	$32,629,702	$827,813	$501,640

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) On Investments
Contrafund	$18,632,841	$(18,632,841)
Equity-Income	320,953	(320,953)
Growth	21,246	(21,246)
Mid Cap	50,389	(50,389)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Contrafund	$1,454,608	$17,395,641	$23,470	$—
Equity-Income	959,239	2,741,481	25,059	—
Growth	262,206	201,967	20,310	—
Mid Cap	89,615	1,059,083	13,176	2,071

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Contrafund	$20,601,929	$83,513,911	$(54,545,536)
Equity-Income	1,075,675	4,907,384	(5,180,314)
Growth	22,952	905,631	6,001,493
Mid Cap	163,189	4,562,163	4,278,842

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 10 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

29

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
15,388,606	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Shares		$422,571,126
	Total Investments in Securities (Cost $477,114,852)*	100.0%	$422,571,126
	Other Assets and Liabilities - Net	(0.0)	(106,823)
	Net Assets	100.0%	$422,464,303

*  Cost for federal income tax purposes is $477,116,662.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(54,545,536)
Net Unrealized Depreciation	$(54,545,536)

See Accompanying Notes to Financial Statements
30

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
2,313,545	Fidelity® VIP Equity-Income Portfolio - Service Class 2 Shares		$54,530,249
	Total Investments in Securities (Cost $59,710,560)*	100.0%	$54,530,249
	Other Assets and Liabilities - Net	(0.0)	(13,287)
	Net Assets	100.0%	$54,516,962

*  Cost for federal income tax purposes is $59,710,563.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(5,180,314)
Net Unrealized Depreciation	$(5,180,314)

See Accompanying Notes to Financial Statements
31

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
857,258	Fideility® VIP Growth Portfolio - Service Class 2 shares		$38,276,563
	Total Investments in Securities (Cost $32,272,801)*	100.0%	$38,276,563
	Other Assets and Liabilities - Net	0.0	(9,518)
	Net Assets	100.0%	$38,267,045

*  Cost for federal income tax purposes is $32,275,070.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,001,493
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$6,001,493

See Accompanying Notes to Financial Statements
32

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
2,271,806	Fidelity® VIP MidCap Portfolio - Service Class 2 Shares		$80,944,465
	Total Investments in Securities (Cost $76,660,969)*	100.0%	$80,944,465
	Other Assets and Liabilities - Net	(0.0)	(21,130)
	Net Assets	100.0%	$80,923,335

*  Cost for federal income tax purposes is $76,665,623.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,278,842
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,278,842

See Accompanying Notes to Financial Statements
33

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners, Inc. was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the result is outlined below:

Matters:

1.  To approve the election of eleven nominees to the Boards of Trustees of the Portfolios.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1	483,022,915	8,616,966	—	—	491,639,881
John V. Boyer	1	482,570,195	9,069,686	—	—	491,639,881
Patricia W. Chadwick	1	482,229,198	9,410,683	—	—	491,639,881
Robert W. Crispin	1	482,001,918	9,637,963	—	—	491,639,881
Peter S. Drotch	1	482,473,676	9,166,205	—	—	491,639,881
J. Michael Earley	1	482,066,524	9,573,357	—	—	491,639,881
Patrick W. Kenny	1	482,349,381	9,290,500	—	—	491,639,881
Shaun P. Mathews	1	482,345,787	9,294,094	—	—	491,639,881
Sheryl K. Pressler	1	481,846,320	9,793,561	—	—	491,639,881
David W.C. Putnam	1	481,635,830	10,004,051	—	—	491,639,881
Roger B. Vincent	1	482,354,446	9,285,435	—	—	491,639,881

*  Proposal 1 passed at this meeting.

34

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0248
Class S	NII	$0.0572
All Classes	STCG	$0.0085
All Classes	LTCG	$0.7772
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.2137
Class S	NII	$0.2402
All Classes	STCG	$0.0297
All Classes	LTCG	$0.7697

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Growth Portfolio
All Classes	STCG	$0.1271
All Classes	LTCG	$0.0979
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$—
Class S	NII	$0.0115
All Classes	STCG	$0.0106
All Classes	LTCG	$0.2552

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	99.46%
ING Fidelity® VIP Equity-Income Portfolio	87.74%
ING Fidelity® VIP Growth Portfolio	7.98%
ING Fidelity® VIP Mid Cap Portfolio	37.22%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Fund are managed under the direction of the Funds' Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	November 2007 -Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 1997 -Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	January 2005 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

36

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Directors who are "Interested Persons":

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007)	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

37

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(2) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC,(4) ING Funds Services, LLC,(5) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Directors"), shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

38

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer Executive Vice President	January 2005 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 (Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 (March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

39

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

40

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contract will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not "interested persons" of the Company, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve the contract. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Directors, considered whether to renew the management agreement (the "Advisory Contract") between Directed Services, LLC (the "Adviser") and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 30, 2007 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the Advisory Contract, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory contracts. The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Portfolio. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2008, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio's investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (4) copy of the form of Advisory Contract; (5) a copy of the Adviser's Form ADV; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of the Advisory Contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of the Portfolio's performance by the Company's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board's evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. It should be noted that, as a technical matter, the performance of a Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio's SPG were selected based upon criteria designed to mirror the Portfolio's class being compared to the funds in the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolios.

In considering the Portfolios' Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shares of the Portfolio and other ING Funds, or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.

The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the Adviser's code of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted that each Portfolio invests all of its assets in a corresponding "Master Fund" managed by Fidelity Management & Research Company ("FMR"), and that FMR applies a "group rate" discount based upon the assets under FMR's management, lowering the management fees payable by the Master Funds at higher asset levels. The Board considered that these reductions would indirectly benefit the Portfolios. The Board also noted that any waivers to or reimbursements of advisory or other fees payable by the Master Funds would have an indirect benefit to the Portfolios.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered any existing fee waivers applicable to the fees payable by the Portfolios. In analyzing this fee data, the Board took into account that no advisory fees are charged when the Portfolios are invested in the corresponding Master Funds, and that advisory fees charged by the corresponding Master Funds are indirectly borne by Portfolio shareholders.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the Advisory Contract and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fee rate payable to the Adviser is reasonable for the services that the Adviser performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio's current Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Contrafund® Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Contrafund® Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"); and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the second quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"); and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Equity-Income Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Growth Portfolio (the "Growth Master Fund"); and (b) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most calendar recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"); and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Mid Cap Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFID (1207-022708)

Funds

Annual Report

December 31, 2007

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”) and Class T

ING Partners, Inc.

■	ING Solution Growth and Income Portfolio

■	ING Solution Growth Portfolio
■	ING Solution Income Portfolio

■	ING Solution 2015 Portfolio

■	ING Solution 2025 Portfolio

■	ING Solution 2035 Portfolio

■	ING Solution 2045 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun Mathews

President

ING Funds

January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%)

in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

ING Solution Portfolios consists of ING Solution Growth and Income Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio (each a “Portfolio” or collectively, the “Solution Portfolios”) each seek to achieve their investment objective by investing in other ING Funds (“Underlying Funds”) and use asset allocation strategies to determine how much to invest in the Underlying Funds.

Portfolio Specifics: Directed Services, LLC (“DSL” or “Investment Adviser”) is the investment adviser of each Portfolio. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”), a global financial institution active in the fields of insurance, banking and asset management.

ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus.

The following table illustrates the Target Sub-Asset Class Mix allocation as of December 31, 2007:

Target Sub-Asset Class Mix as of December 31, 2007 (as a percent of net assets)
	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
Target Sub-Asset Class Mix(1)
U.S. Large Cap Stocks — Blend	11.0%	16.0%	10.0%	13.0%	12.0%	10.0%	10.0%
U.S. Large Cap Stocks — Growth	9.0%	12.0%	2.0%	9.0%	14.0%	16.0%	17.0%
U.S. Large Cap Stocks — Value	9.0%	12.0%	3.0%	9.0%	14.0%	16.0%	17.0%
U.S. Mid Cap Stocks	2.0%	3.0%	—	3.0%	5.0%	7.0%	9.0%
U.S. Small Cap Stocks	2.0%	3.0%	—	3.0%	5.0%	7.0%	9.0%
Non-U.S./International Stocks	9.0%	11.0%	6.0%	7.0%	12.0%	15.0%	19.0%
Real Estate Investment Trusts (“REITs”)	8.0%	7.0%	9.0%	8.0%	7.0%	6.0%	4.0%
Intermediate-Term Bonds	33.0%	22.0%	42.0%	28.0%	15.0%	15.0%	5.0%
High Yield Bond	—	—	3.0%	4.0%	2.0%	—	—
Short-Term Bonds	14.0%	8.0%	20.0%	8.0%	8.0%	—	—
Treasury Inflation Protected Securities	3.0%	—	5.0%	5.0%	—	—	—
Emerging Markets Equity	—	2.0%	—	—	3.0%	5.0%	7.0%
International REITs	—	4.0%	—	3.0%	3.0%	3.0%	3.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION GROWTH AND INCOME PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2007
	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	0.00%
Class I	0.40%
Class S	0.20%
Dow Jones Moderate Portfolio Index(1)	4.10	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Moderate Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(2)	Since inception performance for the index is shown as of July 1, 2007.

5

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2007
	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	(1.90)%
Class I	(1.50)%
Class S	(1.70)%
Dow Jones Moderately Aggressive Portfolio Index(1)	(0.56	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Moderately Aggressive Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(2)	Since inception performance for the index is shown as of July 1, 2007.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	4.91%	5.81%		—
Class I	5.44%	6.36%		—
Class S	5.23%	6.10%		—
Class T	4.72%	—		5.23%
Dow Jones Target Today Index — Global Series(1)	6.48%	5.98	%(3)	5.94	%(4)
Composite Index(2)	4.75%	7.40	%(3)	6.77	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/2% Russell 1000® Growth Index/3% Russell 1000® Value Index/6% MSCI EAFE® Index/9% DJ Wilshire Real Estate Securities Index/42% LBAB Index/3% LB High Yield Index/20% LB 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index.

(3)	Since inception performance for the indices is shown as of May 1, 2005.
(4)	Since inception performance for the indices is shown as of September 1, 2005.

7

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	4.30%	8.16%		—
Class I	4.90%	8.77%		—
Class S	4.60%	8.48%		—
Class T	4.15%	—		7.01%
Dow Jones Target 2015 Index — Global Series(1)	7.78%	9.45	%(3)	8.33	%(4)
Composite Index(2)	4.34%	9.68	%(3)	8.56	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 13% S&P 500® Index/9% Russell 1000® Growth Index/9% Russell 1000® Value Index/3% Russell MidCap® Index/3% Russell 2000® Index/7% MSCI EAFE® Index/8% DJ Wilshire Real Estate Securities Index/28% LBAB Index/4% LB High Yield Index/8% LB 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	4.28%	9.64%		—
Class I	4.84%	10.30%		—
Class S	4.64%	9.97%		—
Class T	4.17%	—		8.10%
Dow Jones Target 2025 Index — Global Series(1)	8.31%	13.08	%(3)	11.37	%(4)
Composite Index(2)	4.89%	12.19	%(3)	10.76	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 12% S&P 500® Index/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/5% Russell MidCap® Index/5% Russell 2000® Index/12% MSCI EAFE® Index/7% DJ Wilshire Real Estate Securities Index/15% LBAB Index/2% LB High Yield Index/8% LB 1-3 Year Government/Credit Index/3% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

9

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	5.03%	11.01%		—
Class I	5.66%	11.62%		—
Class S	5.30%	11.31%		—
Class T	4.89%	—		9.31%
Dow Jones Target 2035 Index — Global Series(1)	8.48%	15.17	%(3)	13.08	%(4)
Composite Index(2)	5.52%	13.65	%(3)	12.00	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/16% Russell 1000® Growth Index/16% Russell 1000® Value Index/7% Russell MidCap® Index/7% Russell 2000® Index/15% MSCI EAFE® Index/6% DJ Wilshire Real Estate Securities Index/15% LBAB Index/5% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	5.51%	12.31%		—
Class I	5.96%	12.88%		—
Class S	5.79%	12.58%		—
Class T	5.27%	—		10.17%
Dow Jones Target 2045 Index — Global Series(1)	8.47%	15.44	%(3)	13.31	%(4)
Composite Index(2)	6.33%	15.23	%(3)	13.41	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/9% Russell MidCap® Index/9% Russell 2000® Index/19% MSCI EAFE® Index/4% DJ Wilshire Real Estate Securities Index/5% LBAB Index/7% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Solution Growth and Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2007**
Actual Portfolio Return
Class A(1)	$1,000.00	$1,000.00	0.62%	$3.13
Class I(1)	1,000.00	1,004.00	0.12	0.61
Class S(1)	1,000.00	1,002.00	0.37	1.87
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89

(1)	Commencement of operations for the Portfolio was July 2, 2007. Expenses paid reflect the 183-day period ended December 31, 2007.
*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Solution Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2007**
Actual Portfolio Return
Class A(1)	$1,000.00	$981.00	0.62%	$3.10
Class I(1)	1,000.00	985.00	0.12	0.60
Class S(1)	1,000.00	983.00	0.37	1.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
ING Solution Income Portfolio
Actual Portfolio Return
Class A	$1,000.00	$1,023.30	0.62%	$3.16
Class I	1,000.00	1,025.10	0.12	0.61
Class S	1,000.00	1,024.70	0.37	1.89
Class T	1,000.00	1,022.20	0.82	4.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18
ING Solution 2015 Portfolio
Actual Portfolio Return
Class A	$1,000.00	$1,003.20	0.62%	$3.13
Class I	1,000.00	1,006.80	0.12	0.61
Class S	1,000.00	1,005.50	0.37	1.87
Class T	1,000.00	1,003.30	0.82	4.14
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18
ING Solution 2025 Portfolio
Actual Portfolio Return
Class A	$1,000.00	$992.60	0.62%	$3.11
Class I	1,000.00	995.50	0.12	0.60
Class S	1,000.00	994.80	0.37	1.86
Class T	1,000.00	992.30	0.82	4.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

(1)	Commencement of operations for the Portfolio was July 2, 2007. Expenses paid reflect the 183-day period ended December 31, 2007.
*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Solution 2035 Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2007**
Actual Portfolio Return
Class A	$1,000.00	$993.70	0.62%	$3.12
Class I	1,000.00	996.40	0.12	0.60
Class S	1,000.00	994.30	0.37	1.86
Class T	1,000.00	993.00	0.82	4.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18
ING Solution 2045 Portfolio
Actual Portfolio Return
Class A	$1,000.00	$990.40	0.62%	$3.11
Class I	1,000.00	993.00	0.12	0.60
Class S	1,000.00	991.80	0.37	1.86
Class T	1,000.00	989.40	0.82	4.11
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Growth and Income Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 29, 2008

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at value*	$3,037	$2,980	$202,296,300
Receivables:
Fund shares sold	—	—	7,585,186
Dividends from affiliated underlying funds	30	24	1,882,169

Total assets	3,067	3,004	211,763,655

LIABILITIES:
Payable for investment purchased in affiliated underlying funds	30	24	9,287,776
Payable for fund shares redeemed	—	—	179,579
Payable to affiliates	—	—	72,813

Total liabilities	30	24	9,540,168

NET ASSETS	$3,037	$2,980	$202,223,487

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,027	$3,027	$193,883,386
Undistributed net investment income	45	31	3,814,234
Accumulated net realized gain on investments	8	8	3,253,656
Net unrealized appreciation or depreciation on investments	(43)	(86)	1,272,211

NET ASSETS	$3,037	$2,980	$202,223,487

* Cost of investments in affiliated underlying funds	$3,080	$3,066	$201,024,089

Class ADV:
Net assets	$1,010	$991	$93,759,925
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	101	101	8,126,853
Net asset value and redemption price per share	$10.00	$9.81	$11.54
Class I:
Net assets	$1,015	$996	$18,104,468
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	101	101	1,546,959
Net asset value and redemption price per share	$10.04	$9.85	$11.70
Class S:
Net assets	$1,012	$993	$88,723,289
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	101	101	7,628,603
Net asset value and redemption price per share	$10.02	$9.83	$11.63
Class T:
Net assets	n/a	n/a	$1,635,805
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	141,811
Net asset value and redemption price per share	n/a	n/a	$11.54

See Accompanying Notes to Financial Statements

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at value*	$584,375,838	$859,942,697	$679,656,787	$380,166,828
Receivables:
Investments in affiliated underlying funds sold	369,131	—	—	—
Fund shares sold	454,850	1,551,387	1,811,657	937,456
Dividends from affiliated underlying funds	4,728,581	6,760,343	4,921,771	1,279,841

Total assets	589,928,400	868,254,427	686,390,215	382,384,125

LIABILITIES:
Payable for investment purchased in affiliated underlying funds	4,728,581	7,742,711	6,528,080	2,099,355
Payable for fund shares redeemed	823,981	569,020	205,349	117,942
Payable to affiliates	220,381	326,412	261,375	143,217

Total liabilities	5,772,943	8,638,143	6,994,804	2,360,514

NET ASSETS	$584,155,457	$859,616,284	$679,395,411	$380,023,611

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$556,205,606	$815,758,635	$639,399,309	$357,783,019
Undistributed net investment income	10,350,134	11,353,908	8,776,610	4,082,363
Accumulated net realized gain on investments	12,980,541	24,316,319	21,810,741	12,198,845
Net unrealized appreciation on investments	4,619,176	8,187,422	9,408,751	5,959,384

NET ASSETS	$584,155,457	$859,616,284	$679,395,411	$380,023,611

* Cost of investments in affiliated underlying funds	$579,756,662	$851,755,275	$670,248,036	$374,207,444

Class ADV:
Net assets	$237,368,533	$345,763,167	$279,170,820	$148,649,274
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,355,279	27,193,910	21,164,634	10,884,914
Net asset value and redemption price per share	$12.26	$12.71	$13.19	$13.66
Class I:
Net assets	$41,863,369	$59,211,546	$44,254,174	$28,380,698
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,365,916	4,586,608	3,308,429	2,050,546
Net asset value and redemption price per share	$12.44	$12.91	$13.38	$13.84
Class S:
Net assets	$300,703,500	$446,724,187	$347,196,915	$199,687,696
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	24,328,982	34,847,615	26,119,145	14,528,016
Net asset value and redemption price per share	$12.36	$12.82	$13.29	$13.75
Class T:
Net assets	$4,220,055	$7,917,384	$8,773,502	$3,305,943
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	343,724	622,599	665,860	242,783
Net asset value and redemption price per share	$12.28	$12.72	$13.18	$13.62

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007	Year Ended December 31, 2007
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$48	$34	$4,344,061

Total investment income	48	34	4,344,061

EXPENSES:
Investment management fees	2	2	137,118
Distribution and service fees:
Class ADV	4	4	263,376
Class S	2	2	179,717
Class T	—	—	15,242
Administrative service fees	—	—	27,421

Total expenses	8	8	622,874
Net waived and reimbursed fees	—	—	(1,016)

Net expenses	8	8	621,858

Net investment income	40	26	3,722,203

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	13	16	780,746
Net realized gain (loss) on affiliated underlying funds	(3)	(6)	2,622,388
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(43)	(86)	(782,798)

Net realized and unrealized gain (loss) on affiliated underlying funds	(33)	(76)	2,620,336

Increase (decrease) in net assets resulting from operations	$7	$(50)	$6,342,539

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,606,342	$10,626,768	$7,105,326	$2,584,109

Total investment income	10,606,342	10,626,768	7,105,326	2,584,109

EXPENSES:
Investment management fees	433,954	645,320	513,853	278,725
Distribution and service fees:
Class ADV	765,846	1,131,678	891,286	462,134
Class S	619,488	932,568	745,043	408,719
Class T	32,819	68,748	70,145	26,707
Administrative service fees	86,784	129,055	102,763	55,741

Total expenses	1,938,891	2,907,369	2,323,090	1,232,026
Net waived and reimbursed fees	(2,187)	(4,583)	(4,676)	(1,781)

Net expenses	1,936,704	2,902,786	2,318,414	1,230,245

Net investment income	8,669,638	7,723,982	4,786,912	1,353,864

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	6,694,143	13,040,781	12,516,634	8,231,004
Net realized gain on affiliated underlying funds	8,039,797	15,085,748	13,390,104	6,763,395
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(7,974,407)	(14,894,305)	(10,954,687)	(5,337,828)

Net realized and unrealized gain on investments	6,759,533	13,232,224	14,952,051	9,656,571

Increase in net assets resulting from operations	$15,429,171	$20,956,206	$19,738,963	$11,010,435

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio
	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007
FROM OPERATIONS:
Net investment income	$40	$26
Net realized gain on affiliated underlying funds	10	10
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(43)	(86)

Increase (decrease) in net assets resulting from operations	7	(50)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,030	3,030

Net increase in net assets resulting from capital share transactions	3,030	3,030

Net increase in net assets	3,037	2,980

NET ASSETS:
Beginning of period	—	—

End of period	$3,037	$2,980

Undistributed net investment income at end of period	$45	$31

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Income Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$3,722,203	$806,760	$8,669,638	$2,208,440
Net realized gain on affiliated underlying funds	3,403,134	161,325	14,733,940	925,199
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(782,798)	2,057,529	(7,974,407)	12,537,767

Increase in net assets resulting from operations	6,342,539	3,025,614	15,429,171	15,671,406

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(374,184)	(4,748)	(929,591)	(16,429)
Class I	(67,894)	(713)	(173,501)	(6,011)
Class S	(451,344)	(5,235)	(1,359,222)	(26,675)
Class T	—	(3,528)	—	(9,123)
Net realized gains:
Class ADV	(52,417)	(968)	(272,277)	(8,506)
Class I	(9,059)	(142)	(46,931)	(2,991)
Class S	(65,686)	(1,137)	(407,766)	(14,550)
Class T	(1,873)	(729)	(7,683)	(4,772)

Total distributions	(1,022,457)	(17,200)	(3,196,971)	(89,057)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	144,337,737	88,382,379	335,555,784	289,918,561
Dividends reinvested	1,022,457	17,200	3,196,971	89,057

	145,360,194	88,399,579	338,752,755	290,007,618
Cost of shares redeemed	(28,865,911)	(11,798,218)	(48,897,153)	(29,363,311)

Net increase in net assets resulting from capital share transactions	116,494,283	76,601,361	289,855,602	260,644,307

Net increase in net assets	121,814,365	79,609,775	302,087,802	276,226,656

NET ASSETS:
Beginning of year	80,409,122	799,347	282,067,655	5,840,999

End of year	$202,223,487	$80,409,122	$584,155,457	$282,067,655

Undistributed net investment income at end of year	$3,814,234	$887,929	$10,350,134	$2,458,163

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2035 Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$7,723,982	$2,154,357	$4,786,912	$1,786,705
Net realized gain on affiliated underlying funds	28,126,529	2,574,296	25,906,738	1,893,585
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(14,894,305)	22,592,857	(10,954,687)	20,212,377

Increase in net assets resulting from operations	20,956,206	27,321,510	19,738,963	23,892,667

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,055,258)	(30,595)	(859,961)	(12,127)
Class I	(166,637)	(7,286)	(138,756)	(5,261)
Class S	(1,523,586)	(72,887)	(1,303,842)	(16,903)
Class T	—	(17,250)	—	(7,106)
Net realized gains:
Class ADV	(794,407)	(20,156)	(533,769)	(10,106)
Class I	(113,925)	(4,654)	(78,913)	(4,231)
Class S	(1,203,303)	(51,886)	(838,184)	(15,551)
Class T	(31,400)	(11,500)	(28,825)	(5,921)

Total distributions	(4,888,516)	(216,214)	(3,782,250)	(77,206)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	473,518,467	393,904,233	372,578,074	315,209,674
Dividends reinvested	4,888,516	216,214	3,782,250	77,206

	478,406,983	394,120,447	376,360,324	315,286,880
Cost of shares redeemed	(44,151,502)	(29,385,613)	(34,277,635)	(23,423,811)

Net increase in net assets resulting from capital share transactions	434,255,481	364,734,834	342,082,689	291,863,069

Net increase in net assets	450,323,171	391,840,130	358,039,402	315,678,530

NET ASSETS:
Beginning of year	409,293,113	17,452,983	321,356,009	5,677,479

End of year	$859,616,284	$409,293,113	$679,395,411	$321,356,009

Undistributed net investment income at end of year	$11,353,908	$2,742,172	$8,776,610	$2,298,752

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,353,864	$425,179
Net realized gain on affiliated underlying funds	14,994,399	916,604
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(5,337,828)	11,285,992

Increase in net assets resulting from operations	11,010,435	12,627,775

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(242,428)	(1,819)
Class I	(56,679)	(1,552)
Class S	(396,764)	(2,219)
Class T	—	(796)
Net realized gains:
Class ADV	(240,224)	(6,640)
Class I	(48,646)	(4,873)
Class S	(410,575)	(8,711)
Class T	(9,245)	(2,779)

Total distributions	(1,404,561)	(29,389)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	222,131,104	166,572,144
Dividends reinvested	1,404,561	29,389

	223,535,665	166,601,533
Cost of shares redeemed	(18,197,614)	(15,422,677)

Net increase in net assets resulting from capital share transactions	205,338,051	151,178,856

Net increase in net assets	214,943,925	163,777,242

NET ASSETS:
Beginning of year	165,079,686	1,302,444

End of year	$380,023,611	$165,079,686

Undistributed net investment income at end of year	$4,082,363	$690,414

See Accompanying Notes to Financial Statements

23

ING SOLUTION GROWTH AND INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I	Class S
	July 2, 2007 to December 31, 2007(1)		July 2, 2007 to December 31, 2007(1)	July 2, 2007 to December 31, 2007(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.13		0.15	0.14
Net realized and unrealized loss on investments	$(0.13)		(0.11)	(0.12)
Total from investment operations	$—		0.04	0.02
Net asset value, end of period	$10.00		10.04	10.02
Total Return(2)%	0.00	*	0.40	0.20
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1		1	1
Ratios to average net assets:
Expenses(3)(4)%	0.62		0.12	0.37
Net investment income(3)%	2.55		3.04	2.79
Portfolio turnover rate %	7		7	7

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Amount is less than 0.005%.

See Accompanying Notes to Financial Statements

24

ING SOLUTION GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S
	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.11	0.09
Net realized and unrealized loss on investments	$(0.27)	(0.26)	(0.26)
Total from investment operations	$(0.19)	(0.15)	(0.17)
Net asset value, end of period	$9.81	9.85	9.83
Total Return(2)%	(1.90)	(1.50)	(1.70)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1
Ratios to average net assets:
Expenses(3)(4)%	0.62	0.12	0.37
Net investment income(3)%	1.58	2.28	1.83
Portfolio turnover rate %	8	8	8
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

See Accompanying Notes to Financial Statements

25

ING SOLUTION INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV						Class I
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				April 29, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.08		10.36		10.02		11.18		10.41		10.02
Income (loss) from investment operations:
Net investment income	$0.32	*	0.57	*	0.54	*	0.37	*	0.42	*	0.29
Net realized and unrealized gain (loss) on investments	$0.22		0.17		(0.20)		0.24		0.37		0.10
Total from investment operations	$0.54		0.74		0.34		0.61		0.79		0.39
Less distributions from:
Net investment income	$0.07		0.02		—		0.08		0.02		—
Net realized gains on investments	$0.01		0.00	**	—		0.01		0.00	**	—
Total distributions	$0.08		0.02		—		0.09		0.02		—
Net asset value, end of period	$11.54		11.08		10.36		11.70		11.18		10.41
Total Return(2)%	4.91		7.21		3.39		5.44		7.66		3.89
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$93,760		20,477		188		18,104		3,053		1
Ratios to average net assets:
Expenses(3)(4)%	0.62		0.62		0.62		0.12		0.12		0.12
Net investment income(3)%	2.80		5.29		7.93		3.20		3.89		4.27
Portfolio turnover rate %	35		32		21		35		32		21

	Class S						Class T
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				August 31, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.13		10.39		10.02		11.03		10.34		10.28
Income (loss) from investment operations:
Net investment income	$0.30	*	0.36	*	0.36	*	0.20		0.10	*	0.12
Net realized and unrealized gain (loss) on investments	$0.28		0.40		0.01		0.32		0.61		(0.06)
Total from investment operations	$0.58		0.76		0.37		0.52		0.71		0.06
Less distributions from:
Net investment income	$0.07		0.02		—		—		0.02		—
Net realized gains on investments	$0.01		0.00	**	—		0.01		0.00	**	—
Total distributions	$0.08		0.02		—		0.01		0.02		—
Net asset value, end of period	$11.63		11.13		10.39		11.54		11.03		10.34
Total Return(2)%	5.23		7.37		3.69		4.72		6.93		0.58
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$88,723		54,634		507		1,636		2,245		103
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.37		0.37		0.37		0.87		0.87		0.87
Net expenses after expense waiver(3)(4)%	0.37		0.37		0.37		0.82		0.82		0.82
Net investment income after expense waiver(3)%	2.61		3.28		5.22		1.75		0.94		6.36
Portfolio turnover rate %	35		32		21		35		32		21
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

26

ING SOLUTION 2015 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV						Class I
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				April 29, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.84		10.74		10.04		11.95		10.80		10.04
Income from investment operations:
Net investment income	$0.24	*	0.40	*	0.44	*	0.30	*	0.33	*	0.11
Net realized and unrealized gain on investments	$0.27		0.73		0.26		0.28		0.85		0.65
Total from investment operations	$0.51		1.13		0.70		0.58		1.18		0.76
Less distributions from:
Net investment income	$0.07		0.02		—		0.07		0.02		—
Net realized gains on investments	$0.02		0.01		—		0.02		0.01		—
Total distributions	$0.09		0.03		—		0.09		0.03		—
Net asset value, end of period	$12.26		11.84		10.74		12.44		11.95		10.80
Total Return(2)%	4.30		10.54		6.97		4.90		10.96		7.57
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$237,369		71,923		1,032		41,863		14,384		1
Ratios to average net assets:
Expenses(3)(4)%	0.62		0.62		0.62		0.12		0.12		0.12
Net investment income(3)%	1.99		3.49		6.29		2.41		2.85		1.51
Portfolio turnover rate %	39		14		49		39		14		49

	Class S						Class T
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				August 31, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.90		10.77		10.04		11.81		10.74		10.53
Income from investment operations:
Net investment income	$0.24	*	0.29	*	0.27	*	0.17		0.04	*	0.13
Net realized and unrealized gain on investments	$0.31		0.87		0.46		0.32		1.06		0.08
Total from investment operations	$0.55		1.16		0.73		0.49		1.10		0.21
Less distributions from:
Net investment income	$0.07		0.02		—		—		0.02		—
Net realized gains on investments	$0.02		0.01		—		0.02		0.01		—
Total distributions	$0.09		0.03		—		0.02		0.03		—
Net asset value, end of period	$12.36		11.90		10.77		12.28		11.81		10.74
Total Return(2)%	4.60		10.78		7.27		4.15		10.26		1.99
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$300,704		191,100		4,114		4,220		4,661		694
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.37		0.37		0.37		0.87		0.87		0.87
Net expenses after expense waiver(3)(4)%	0.37		0.37		0.37		0.82		0.82		0.82
Net investment income after expense waiver(3)%	1.96		2.52		3.82		1.38		0.38		11.28
Portfolio turnover rate %	39		14		49		39		14		49

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

27

ING SOLUTION 2025 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV						Class I
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				April 29, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.28		10.97		10.05		12.41		11.03		10.05
Income from investment operations:
Net investment income	$0.15	*	0.27	*	0.24	*	0.22	*	0.22	*	0.05	*
Net realized and unrealized gain on investments	$0.37		1.09		0.68		0.38		1.21		0.93
Total from investment operations	$0.52		1.35		0.92		0.60		1.43		0.98
Less distributions from:
Net investment income	$0.05		0.02		—		0.06		0.03		—
Net realized gains on investments	$0.04		0.02		—		0.04		0.02		—
Total distributions	$0.09		0.04		—		0.10		0.05		—
Net asset value, end of period	$12.71		12.28		10.97		12.91		12.41		11.03
Total Return(2)%	4.28		12.37		9.15		4.84		12.94		9.75
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$345,763		100,091		944		59,212		17,540		36
Ratios to average net assets:
Expenses(3)(4)%	0.62		0.62		0.62		0.12		0.12		0.12
Net investment income(3)%	1.16		2.29		3.37		1.74		1.87		0.79
Portfolio turnover rate %	39		23		47		39		23		47

	Class S						Class T
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				August 31, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.34		11.00		10.05		12.25		10.97		10.68
Income from investment operations:
Net investment income	$0.15	*	0.19	*	0.24	*	0.07	*	0.02	*	0.08
Net realized and unrealized gain on investments	$0.42		1.19		0.71		0.44		1.31		0.21
Total from investment operations	$0.57		1.38		0.95		0.51		1.33		0.29
Less distributions from:
Net investment income	$0.05		0.02		—		—		0.03		—
Net realized gains on investments	$0.04		0.02		—		0.04		0.02		—
Total distributions	$0.09		0.04		—		0.04		0.05		—
Net asset value, end of period	$12.82		12.34		11.00		12.72		12.25		10.97
Total Return(2)%	4.64		12.59		9.45		4.17		12.09		2.72
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$446,724		282,074		15,503		7,917		9,588		971
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.37		0.37		0.37		0.87		0.87		0.87
Net expenses after expense waiver(3)(4)%	0.37		0.37		0.37		0.82		0.82		0.82
Net investment income after expense waiver(3)%	1.18		1.58		3.38		0.53		0.19		6.79
Portfolio turnover rate %	39		23		47		39		23		47
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

28

ING SOLUTION 2035 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV						Class I
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				April 29, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.65		11.13		10.07		12.76		11.19		10.07
Income from investment operations:
Net investment income	$0.12	*	0.31	*	0.34	*	0.19	*	0.22	*	0.98	*
Net realized and unrealized gain on investments	$0.51		1.23		0.72		0.53		1.37		0.14
Total from investment operations	$0.63		1.54		1.06		0.72		1.59		1.12
Less distributions from:
Net investment income	$0.05		0.01		—		0.06		0.01		—
Net realized gain on investments	$0.04		0.01		—		0.04		0.01		—
Total distributions	$0.09		0.02		—		0.10		0.02		—
Net asset value, end of period	$13.19		12.65		11.13		13.38		12.76		11.19
Total Return(2)%	5.03		13.91		10.53		5.66		14.29		11.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$279,171		73,683		542		44,254		16,647		20
Ratios to average net assets:
Expenses(3)(4)%	0.62		0.62		0.62		0.12		0.12		0.12
Net investment income(3)%	0.88		2.60		4.59		1.43		1.84		13.21
Portfolio turnover rate %	32		15		33		32		15		33

	Class S						Class T
	Year Ended December 31,				April 29, 2005(1) to December 31, 2005		Year Ended December 31,				August 31, 2005(1) to December 31, 2005
	2007		2006				2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.71		11.16		10.07		12.60		11.12		10.76
Income from investment operations:
Net investment income	$0.12	*	0.22	*	0.23	*	0.05		0.02	*	0.12
Net realized and unrealized gain on investments	$0.55		1.35		0.86		0.57		1.48		0.24
Total from investment operations	$0.67		1.57		1.09		0.62		1.50		0.36
Less distributions from:
Net investment income	$0.05		0.01		—		—		0.01		—
Net realized gain on investments	$0.04		0.01		—		0.04		0.01		—
Total distributions	$0.09		0.02		—		0.04		0.02		—
Net asset value, end of period	$13.29		12.71		11.16		13.18		12.60		11.12
Total Return(2)%	5.30		14.13		10.82		4.89		13.56		3.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$347,197		222,502		4,656		8,774		8,525		460
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.37		0.37		0.37		0.87		0.87		0.87
Net expenses after expense waiver(3)(4)%	0.37		0.37		0.37		0.82		0.82		0.82
Net investment income after expense waiver(3)%	0.93		1.85		3.16		0.38		0.18		15.26
Portfolio turnover rate %	32		15		33		32		15		33
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

29

ING SOLUTION 2045 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV					Class I
	Year Ended December 31,			April 29, 2005(1) to December 31, 2005		Year Ended December 31,			April 29, 2005(1) to December 31, 2005
	2007	2006				2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.01	11.35		10.08		13.13	11.40		10.08
Income from investment operations:
Net investment income	$0.05	0.15	*	0.19	*	0.12	0.12	*	0.08	*
Net realized and unrealized gain on investments	$0.66	1.53		1.08		0.66	1.64		1.24
Total from investment operations	$0.71	1.68		1.27		0.78	1.76		1.32
Less distributions from:
Net investment income	$0.03	0.00	**	—		0.04	0.01		—
Net realized gains on investments	$0.03	0.02		—		0.03	0.02		—
Total distributions	$0.06	0.02		—		0.07	0.03		—
Net asset value, end of period	$13.66	13.01		11.35		13.84	13.13		11.40
Total Return(2)%	5.51	14.82		12.60		5.96	15.38		13.10
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$148,649	36,741		334		28,381	10,442		2
Ratios to average net assets:
Expenses(3)(4)%	0.62	0.62		0.62		0.12	0.12		0.12
Net investment income(3)%	0.33	1.22		2.54		0.84	0.98		1.12
Portfolio turnover rate %	39	20		106		39	20		106

	Class S					Class T
	Year Ended December 31,			April 29, 2005(1) to December 31, 2005		Year Ended December 31,			August 31, 2005(1) to December 31, 2005
	2007	2006				2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.06	11.37		10.08		12.97	11.34		10.91
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.11	*	0.08	*	0.01	(0.04	)*	0.33	*
Net realized and unrealized gain on investments	$0.68	1.60		1.21		0.67	1.69		0.10
Total from investment operations	$0.75	1.71		1.29		0.68	1.65		0.43
Less distributions from:
Net investment income	$0.03	0.00	**	—		—	0.00	**	—
Net realized gains on investments	$0.03	0.02		—		0.03	0.02		—
Total distributions	$0.06	0.02		—		0.03	0.02		—
Net asset value, end of period	$13.75	13.06		11.37		13.62	12.97		11.34
Total Return(2)%	5.79	15.06		12.80		5.27	14.57		3.94
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$199,688	114,650		783		3,306	3,247		183
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.37	0.37		0.37		0.87	0.87		0.87
Net expenses after expense waiver(3)(4)%	0.37	0.37		0.37		0.82	0.82		0.82
Net investment income (loss) after expense waiver(3)%	0.54	0.90		1.11		0.06	(0.29)		9.02
Portfolio turnover rate %	39	20		106		39	20		106

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series, each of which has its own investment objective, policies and restrictions. As of December 31, 2007, the Fund consists of thirty-seven Portfolios. The seven Portfolios included in this report are: ING Solution Growth and Income Portfolio (“Solution Growth and Income”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”) and ING Solution 2045 Portfolio (“Solution 2045”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Growth and Income, Solution Growth and Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). The investment objectives of the Portfolios are as follows: Solution Growth and Income — seeks to provide a combination of total return and stability of principal through a diversified asset allocation strategy; Solution Growth — seeks to provide capital growth through a diversified asset allocation strategy; Solution Income — seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; and for each of Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Direct Services, LLC (“DSL” or “Investment Adviser”).

Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Portfolios offer at least three of the following four classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% of the first $500 million, 0.025% of the next $500 million, 0.02% of the next $1 billion and 0.01% of amounts over $2 billion based on each Portfolio’s average daily net assets. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and ING Fund Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Growth and Income	$3,294	$224
Solution Growth	3,302	246
Solution Income	167,200,432	48,046,387
Solution 2015	466,357,910	171,038,804
Solution 2025	691,498,471	253,195,652
Solution 2035	510,020,070	165,411,774
Solution 2045	314,220,229	107,413,636

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% and 0.50% of the Portfolio’s average daily net assets attributable to its Class ADV and Class T shares, respectively. The Distributor has contractually agreed to waive 0.05% for Class T shares so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2008.

The Fund has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S and T shares of each Portfolio. The Service Plan allows the Fund’s Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD at an annual rate of

0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service Fees	Total
Solution Income	$15,838	$3,167	$53,808	$72,813
Solution 2015	48,170	9,633	162,578	220,381
Solution 2025	71,153	14,230	241,029	326,412
Solution 2035	56,508	11,301	193,566	261,375
Solution 2045	31,612	6,322	105,283	143,217

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Directors of the Portfolio who will have served as an Independent Directors for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company — Solution Growth and Income (99.01%); Solution Growth (99.01%); Solution Income (79.52%); Solution 2015 (84.07%); Solution 2025 (85.16%); Solution 2035 (86.03%); Solution 2045 (86.57%).

ING National Trust — Solution Income (18.06%); Solution 2015 (14.22%); Solution 2025 (13.98%); Solution 2035 (12.75%); Solution 2045 (13.07%).

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class T
Solution Growth and Income	0.62%	0.12%	0.37%	N/A
Solution Growth	0.62%	0.12%	0.37%	N/A
Solution Income	0.62%	0.12%	0.37%	0.82%
Solution 2015	0.62%	0.12%	0.37%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2007, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV	Class I	Class S
	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007
Solution Growth and Income (Number of Shares)
Shares sold	101	101	101

Net increase in shares outstanding	101	101	101

Solution Growth and Income ($)
Shares sold	$1,010	$1,010	$1,010

Net increase	$1,010	$1,010	$1,010

	Class ADV	Class I	Class S
	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007	July 2, 2007(1) to December 31, 2007
Solution Growth (Number of Shares)
Shares sold	101	101	101

Net increase in shares outstanding	101	101	101

Solution Growth ($)
Shares sold	$1,010	$1,010	$1,010

Net increase	$1,010	$1,010	$1,010

	Class ADV		Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution Income (Number of Shares)
Shares sold	7,237,328	1,907,885	1,652,599	556,689
Dividends reinvested	38,021	545	6,774	81
Shares redeemed	(997,394)	(77,675)	(385,358)	(283,927)

Net increase in shares outstanding	6,277,955	1,830,755	1,274,015	272,843

Solution Income ($)
Shares sold	$82,362,845	$20,740,763	$18,979,355	$5,946,250
Dividends reinvested	426,601	5,716	76,953	855
Shares redeemed	(11,282,023)	(856,402)	(4,437,475)	(2,997,928)

Net increase	$71,507,423	$19,890,077	$14,618,833	$2,949,177

(1)	Commencement of operations.

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class S		Class T
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution Income (Number of Shares)
Shares sold	3,667,575	5,027,469	89,716	749,746
Dividends reinvested	45,755	606	167	407
Shares redeemed	(991,697)	(169,911)	(151,644)	(556,567)

Net increase (decrease) in shares outstanding	2,721,633	4,858,164	(61,761)	193,586

Solution Income ($)
Shares sold	$41,982,136	$53,762,702	$1,013,401	$7,932,664
Dividends reinvested	517,030	6,372	1,873	4,257
Shares redeemed	(11,422,695)	(1,813,910)	(1,723,718)	(6,129,978)

Net increase (decrease)	$31,076,471	$51,955,164	$(708,444)	$1,806,943

	Class ADV		Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2015 (Number of Shares)
Shares sold	14,429,321	6,105,141	2,938,413	1,541,635
Dividends reinvested	99,989	2,279	18,113	816
Shares redeemed	(1,250,862)	(126,726)	(794,396)	(338,766)

Net increase in shares outstanding	13,278,448	5,980,694	2,162,130	1,203,685

Solution 2015 ($)
Shares sold	$176,412,557	$69,935,176	$36,140,606	$17,405,454
Dividends reinvested	1,201,868	24,935	220,432	9,002
Shares redeemed	(15,207,346)	(1,480,275)	(9,783,725)	(3,787,325)

Net increase	$162,407,079	$68,479,836	$26,577,313	$13,627,131

	Class S		Class T
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2015 (Number of Shares)
Shares sold	9,824,043	16,004,205	191,986	2,061,655
Dividends reinvested	146,032	3,751	638	1,271
Shares redeemed	(1,704,508)	(326,494)	(243,672)	(1,732,735)

Net increase (decrease) in shares outstanding	8,265,567	15,681,462	(51,048)	330,191

Solution 2015 ($)
Shares sold	$120,665,807	$179,620,021	$2,336,814	$22,957,910
Dividends reinvested	1,766,988	41,225	7,683	13,895
Shares redeemed	(20,959,510)	(3,706,649)	(2,946,572)	(20,389,062)

Net increase (decrease)	$101,473,285	$175,954,597	$(602,075)	$2,582,743

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class ADV		Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2025 (Number of Shares)
Shares sold	19,838,440	8,235,636	3,738,402	1,754,814
Dividends reinvested	147,855	4,539	22,144	1,059
Shares redeemed	(946,702)	(171,857)	(587,751)	(345,323)

Net increase in shares outstanding	19,039,593	8,068,318	3,172,795	1,410,550

Solution 2025 ($)
Shares sold	$252,696,867	$97,202,839	$47,618,442	$20,311,966
Dividends reinvested	1,849,665	50,751	280,562	11,941
Shares redeemed	(11,865,610)	(2,061,444)	(7,598,424)	(4,009,731)

Net increase	$242,680,922	$95,192,146	$40,300,580	$16,314,176

	Class S		Class T
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2025 (Number of Shares)
Shares sold	13,305,242	21,609,670	242,058	2,444,861
Dividends reinvested	216,420	11,111	2,508	2,576
Shares redeemed	(1,529,397)	(174,510)	(404,703)	(1,753,211)

Net increase (decrease) in shares outstanding	11,992,265	21,446,271	(160,137)	694,226

Solution 2025 ($)
Shares sold	$170,138,444	$248,578,051	$3,064,714	$27,811,377
Dividends reinvested	2,726,889	124,773	31,400	28,749
Shares redeemed	(19,564,309)	(2,033,538)	(5,123,159)	(21,280,900)

Net increase (decrease)	$153,301,024	$246,669,286	$(2,027,045)	$6,559,226

	Class ADV		Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2035 (Number of Shares)
Shares sold	15,692,755	5,836,546	2,408,122	1,598,144
Dividends reinvested	107,790	1,954	16,629	828
Shares redeemed	(462,668)	(60,452)	(420,452)	(296,587)

Net increase in shares outstanding	15,337,877	5,778,048	2,004,299	1,302,385

Solution 2035 ($)
Shares sold	$206,813,701	$70,492,067	$31,958,692	$18,948,312
Dividends reinvested	1,393,730	22,234	217,669	9,491
Shares redeemed	(6,028,697)	(756,495)	(5,614,492)	(3,509,479)

Net increase	$202,178,734	$69,757,806	$26,561,869	$15,448,324

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class S		Class T
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2035 (Number of Shares)
Shares sold	9,849,051	17,302,033	286,776	1,964,584
Dividends reinvested	164,518	2,842	2,229	1,148
Shares redeemed	(1,400,827)	(215,632)	(299,614)	(1,330,655)

Net increase (decrease) in shares outstanding	8,612,742	17,089,243	(10,609)	635,077

Solution 2035 ($)
Shares sold	$130,046,033	$202,986,613	$3,759,648	$22,782,682
Dividends reinvested	2,142,026	32,454	28,825	13,027
Shares redeemed	(18,697,541)	(2,529,800)	(3,936,905)	(16,628,037)

Net increase (decrease)	$113,490,518	$200,489,267	$(148,432)	$6,167,672

	Class ADV		Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2045 (Number of Shares)
Shares sold	8,364,192	2,819,182	1,535,768	1,075,065
Dividends reinvested	36,073	727	7,785	549
Shares redeemed	(338,761)	(25,954)	(288,482)	(280,285)

Net increase in shares outstanding	8,061,504	2,793,955	1,255,071	795,329

Solution 2045 ($)
Shares sold	$113,782,181	$35,057,716	$21,114,561	$12,980,615
Dividends reinvested	482,652	8,459	105,325	6,425
Shares redeemed	(4,627,426)	(320,552)	(4,002,764)	(3,369,963)

Net increase	$109,637,407	$34,745,623	$17,217,122	$9,617,077

	Class S		Class T
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Solution 2045 (Number of Shares)
Shares sold	6,251,430	8,983,495	131,307	878,375
Dividends reinvested	60,025	937	692	308
Shares redeemed	(559,627)	(277,134)	(139,533)	(644,531)

Net increase (decrease) in shares outstanding	5,751,828	8,707,298	(7,534)	234,152

Solution 2045 ($)
Shares sold	$85,467,661	$108,029,718	$1,766,701	$10,504,095
Dividends reinvested	807,339	10,930	9,245	3,575
Shares redeemed	(7,686,957)	(3,449,562)	(1,880,467)	(8,282,600)

Net increase (decrease)	$78,588,043	$104,591,086	$(104,521)	$2,225,070

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) On Investments
Solution Growth and Income	$(3)	$5	$(2)
Solution Growth	(3)	5	(2)
Solution Income	—	97,524	(97,524)
Solution 2015	—	1,684,647	(1,684,647)
Solution 2025	—	3,633,235	(3,633,235)
Solution 2035	—	3,993,505	(3,993,505)
Solution 2045	—	2,733,956	(2,733,956)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Solution Income	$984,130	$38,327	$16,646	$554
Solution 2015	2,966,927	230,044	82,410	6,647
Solution 2025	4,115,530	772,986	192,065	24,149
Solution 2035	3,317,791	464,459	67,553	9,653
Solution 2045	1,174,833	229,728	26,605	2,784

The tax-basis components of distributable earnings as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred		Unrealized Appreciation/ (Depreciation)
Solution Growth and Income	$45	$8	$—		$(44)
Solution Growth	31	10		(1)	(87)
Solution Income	5,960,842	1,514,256	—		865,003
Solution 2015	15,871,004	7,976,453	—		4,102,394
Solution 2025	20,430,739	16,190,995	—		7,235,915
Solution 2035	18,152,248	12,933,065	—		8,910,790
Solution 2045	9,022,184	7,643,551	—		5,574,857

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the “Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and “eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolio’s Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolio’s investment adviser may have failed to limit the availability of Solution 2025 and Solution 2035 for investment to “eligible investors” under the Code. Management has determined that it is more likely than not the Portfolios would sustain their tax positions relative to this matter.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

Foreign Securities: Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying

Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

40

ING SOLUTION PORTFOLIOS	PORTFOLIO ASSET ALLOCATION AS OF DECEMBER 31, 2007

The following table illustrates the asset allocation of the underlying portfolios as of December 31, 2007 (as a percent of net assets).

Underlying Affiliated Funds		ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
ING American Century Large Company Value Portfolio — Class I	%	2.0	3.0	2.0		2.0		4.0		4.0		4.5
ING Baron Asset Portfolio — Class I	%	—	—	—		—		1.0		1.0		1.5
ING Baron Small Cap Growth Portfolio — Class I	%	—	—	—		—		1.0		2.0		2.0
ING BlackRock Inflation Protected Bond Portfolio — Class I	%	3.1	—	5.0		5.1		—		—		—
ING BlackRock Large Cap Value Portfolio — Class I	%	2.0	3.0	—		2.0		3.0		4.0		4.0
ING Columbia Small Cap Value II Portfolio — Class I	%	—	—	—		—		—		—		1.9
ING Davis New York Venture Portfolio — Class I	%	2.5	3.5	1.5		2.5		3.0		3.0		3.0
ING Global Real Estate Portfolio — Class I	%	—	2.0	—		2.0		2.0		2.0		2.0
ING JPMorgan Emerging Markets Equity Portfolio — Class I	%	—	1.0	—		—		2.0		4.0		5.0
ING JPMorgan Mid Cap Value Portfolio — Class I	%	—	—	—		—		1.0		1.0		1.5
ING Julius Baer Foreign Portfolio — Class I	%	5.0	7.1	—		4.0		7.1		7.1		10.1
ING Legg Mason Partners Aggressive Growth Portfolio — Class I	%	2.4	2.9	—		2.4		3.9		4.4		5.0
ING Legg Mason Value Portfolio — Class I	%	2.4	3.4	1.5		2.4		3.0		3.0		3.0
ING Limited Maturity Bond Portfolio — Class I	%	12.1	7.1	16.0		7.1		7.1		—		—
ING Marsico Growth Portfolio — Class I	%	2.5	3.0	—		2.4		4.0		4.4		5.0
ING Marsico International Opportunities Portfolio — Class I	%	—	—	—		2.0		3.0		4.0		5.0
ING Oppenheimer Strategic Income Portfolio — Class I	%	—	—	5.0		7.1		—		—		—
ING PIMCO Total Return Portfolio — Class I	%	10.2	3.0	19.2		6.1		—		—		—
ING T. Rowe Price Equity Income Portfolio — Class I	%	3.0	3.0	1.0		3.0		3.0		4.0		4.0
ING T. Rowe Price Growth Equity Portfolio — Class I	%	3.9	6.0	2.0		4.0		6.0		7.0		7.0
ING UBS U.S. Large Cap Equity Portfolio — Class I	%	3.9	5.9	3.9		4.9		3.9		3.9		3.0
ING UBS U.S. Small Cap Growth Portfolio — Class I	%	—	—	—		—		1.0		2.0		2.0
ING Van Kampen Comstock Portfolio — Class I	%	—	—	—		2.0		3.9		4.0		4.5
ING Van Kampen Growth and Income Portfolio	%	2.0	3.0	—		—		—		—		—
ING Van Kampen Real Estate Portfolio — Class I	%	3.9	4.9	3.9		3.9		2.9		1.9		1.9
ING VP Index Plus International Equity Portfolio — Class I	%	5.0	7.0	7.0		4.0		6.0		8.1		9.1
ING VP Index Plus Large-Cap Portfolio — Class I	%	3.9	5.9	3.9		4.9		3.9		3.0		3.0
ING VP Index Plus Mid-Cap Portfolio — Class I	%	1.0	2.0	—		2.0		2.0		3.0		3.9
ING VP Intermediate Bond Portfolio — Class I	%	25.3	20.4	25.2		20.3		18.4		15.3		5.1
ING VP Real Estate Portfolio — Class I	%	2.9	1.0	2.9		2.0		2.0		2.0		1.0
ING VP Small Company Portfolio — Class I	%	1.0	1.9	—		1.9		1.9		1.9		2.0
Other assets and liabilities — Net	%	—	—	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0	100.0	100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change daily.

41

ING SOLUTION GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
4	ING American Century Large Company Value Portfolio — Class I	$60
9	ING BlackRock Inflation Protected Bond Portfolio — Class I	93
4	ING BlackRock Large Cap Value Portfolio — Class I	60
4	ING Davis New York Venture Portfolio — Class I	75
8	ING Julius Baer Foreign Portfolio — Class I	152
7	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	74
2	ING Legg Mason Value Portfolio — Class I	74
33	ING Limited Maturity Bond Portfolio — Class I	367
4	ING Marsico Growth Portfolio — Class I	75
26	ING PIMCO Total Return Portfolio — Class I	310
6	ING T. Rowe Price Equity Income Portfolio — Class I	90
2	ING T. Rowe Price Growth Equity Portfolio — Class I	120
11	ING UBS U.S. Large Cap Equity Portfolio — Class I	119
2	ING Van Kampen Growth and Income Portfolio — Class I	60
4	ING Van Kampen Real Estate Portfolio — Class I	118
11	ING VP Index Plus International Equity Portfolio — Class I	152
7	ING VP Index Plus Large-Cap Portfolio — Class I	120
2	ING VP Index Plus Mid-Cap Portfolio — Class I	30
58	ING VP Intermediate Bond Portfolio — Class I	769
6	ING VP Real Estate Portfolio — Class I	89
2	ING VP Small Company Portfolio — Class I	30

Total Investments in Securities (Cost $3,080)*	100.0%	$3,037
Other Assets and Liabilities - Net	—	—

Net Assets	100.0%	$3,037

*	Cost for federal income tax purposes is $3,081.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$47
Gross Unrealized Depreciation	(91)

Net Unrealized Depreciation	$(44)

See Accompanying Notes to Financial Statements

42

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
6	ING American Century Large Company Value Portfolio — Class I	$89
6	ING BlackRock Large Cap Value Portfolio — Class I	89
5	ING Davis New York Venture Portfolio — Class I	104
5	ING Global Real Estate Portfolio — Class I	59
1	ING JPMorgan Emerging Markets Equity Portfolio — Class I	30
11	ING Julius Baer Foreign Portfolio — Class I	211
5	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	88
10	ING Legg Mason Value Portfolio — Class I	103
19	ING Limited Maturity Bond Portfolio — Class I	211
2	ING Marsico Growth Portfolio — Class I	88
8	ING PIMCO Total Return Portfolio — Class I	91
6	ING T. Rowe Price Equity Income Portfolio — Class I	89
3	ING T. Rowe Price Growth Equity Portfolio — Class I	178
17	ING UBS U.S. Large Cap Equity Portfolio — Class I	176
3	ING Van Kampen Growth and Income Portfolio — Class I	89
5	ING Van Kampen Real Estate Portfolio — Class I	145
15	ING VP Index Plus International Equity Portfolio — Class I	210
10	ING VP Index Plus Large-Cap Portfolio — Class I	177
3	ING VP Index Plus Mid-Cap Portfolio — Class I	59
46	ING VP Intermediate Bond Portfolio — Class I	607
2	ING VP Real Estate Portfolio — Class I	29
3	ING VP Small Company Portfolio — Class I	58

Total Investments in Securities (Cost $3,066)*	100.0%	$2,980
Other Assets and Liabilities - Net	—	—

Net Assets	100.0%	$2,980

*	Cost for federal income tax purposes is $3,067.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$31
Gross Unrealized Depreciation	(118)

Net Unrealized Depreciation	$(87)

See Accompanying Notes to Financial Statements

43

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
275,391	ING American Century Large Company Value Portfolio — Class I	$3,976,653
990,702	ING BlackRock Inflation Protected Bond Portfolio — Class I	10,204,230
144,998	ING Davis New York Venture Portfolio — Class I	2,986,954
281,337	ING Legg Mason Value Portfolio — Class I	2,965,287
2,926,858	ING Limited Maturity Bond Portfolio — Class I	32,458,861
907,185	ING Oppenheimer Strategic Income Portfolio — Class I	10,160,473
3,295,410	ING PIMCO Total Return Portfolio — Class I	38,852,883
130,486	ING T. Rowe Price Equity Income Portfolio — Class I	1,991,223
64,389	ING T. Rowe Price Growth Equity Portfolio — Class I	3,985,039
745,891	ING UBS U.S. Large Cap Equity Portfolio — Class I	7,913,908
274,711	ING Van Kampen Real Estate Portfolio — Class I	7,842,997
996,502	ING VP Index Plus International Equity Portfolio — Class I	14,120,432
437,476	ING VP Index Plus Large-Cap Portfolio — Class I	7,931,447
3,854,924	ING VP Intermediate Bond Portfolio — Class I	51,000,648
386,470	ING VP Real Estate Portfolio — Class I	5,905,265

Total Investments in Securities (Cost $201,024,089)*	100.0%	$202,296,300
Other Assets and Liabilities - Net	(0.0)	(72,813)

Net Assets	100.0%	$202,223,487

*	Cost for federal income tax purposes is $201,431,297.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,629,813
Gross Unrealized Depreciation	(2,764,810)

Net Unrealized Appreciation	$865,003

See Accompanying Notes to Financial Statements

44

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
800,251	ING American Century Large Company Value Portfolio — Class I	$11,555,631
2,881,948	ING BlackRock Inflation Protected Bond Portfolio — Class I	29,684,068
820,364	ING BlackRock Large Cap Value Portfolio — Class I	11,550,723
702,281	ING Davis New York Venture Portfolio — Class I	14,466,989
961,118	ING Global Real Estate Portfolio — Class I	11,610,311
1,272,689	ING Julius Baer Foreign Portfolio — Class I	23,519,300
297,139	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	14,354,791
1,362,231	ING Legg Mason Value Portfolio — Class I	14,357,913
3,724,120	ING Limited Maturity Bond Portfolio — Class I	41,300,495
752,289	ING Marsico Growth Portfolio — Class I	14,398,803
683,368	ING Marsico International Opportunities Portfolio — Class I	11,692,435
3,693,989	ING Oppenheimer Strategic Income Portfolio — Class I	41,372,679
3,027,512	ING PIMCO Total Return Portfolio — Class I	35,694,370
1,137,601	ING T. Rowe Price Equity Income Portfolio — Class I	17,359,791
374,244	ING T. Rowe Price Growth Equity Portfolio — Class I	23,161,968
2,711,061	ING UBS U.S. Large Cap Equity Portfolio — Class I	28,764,358
917,795	ING Van Kampen Comstock Portfolio — Class I	11,518,328
795,951	ING Van Kampen Real Estate Portfolio — Class I	22,724,405
1,655,679	ING VP Index Plus International Equity Portfolio — Class I	23,460,977
1,590,231	ING VP Index Plus Large-Cap Portfolio — Class I	28,830,883
625,552	ING VP Index Plus Mid-Cap Portfolio — Class I	11,466,364
8,971,075	ING VP Intermediate Bond Portfolio — Class I	118,687,321
749,344	ING VP Real Estate Portfolio — Class I	11,449,973
582,462	ING VP Small Company Portfolio — Class I	11,392,962

Total Investments in Securities (Cost $579,756,662)*	100.0%	$584,375,838
Other Assets and Liabilities - Net	(0.0)	(220,381)

Net Assets	100.0%	$584,155,457

*	Cost for federal income tax purposes is $580,273,444.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,894,097
Gross Unrealized Depreciation	(9,791,703)

Net Unrealized Appreciation	$4,102,394

See Accompanying Notes to Financial Statements

45

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
2,365,931	ING American Century Large Company Value Portfolio — Class I	$34,164,042
699,693	ING Baron Asset Portfolio — Class I	8,515,258
428,393	ING Baron Small Cap Growth Portfolio — Class I	8,452,186
1,819,045	ING BlackRock Large Cap Value Portfolio — Class I	25,612,151
1,245,767	ING Davis New York Venture Portfolio — Class I	25,662,795
1,420,661	ING Global Real Estate Portfolio — Class I	17,161,580
637,233	ING JPMorgan Emerging Markets Equity Portfolio — Class I	17,103,345
540,664	ING JPMorgan Mid Cap Value Portfolio — Class I	8,526,269
3,292,225	ING Julius Baer Foreign Portfolio — Class I	60,840,310
702,798	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	33,952,163
2,416,479	ING Legg Mason Value Portfolio — Class I	25,469,690
5,504,908	ING Limited Maturity Bond Portfolio — Class I	61,049,435
1,779,314	ING Marsico Growth Portfolio — Class I	34,056,078
1,515,236	ING Marsico International Opportunities Portfolio — Class I	25,925,690
1,681,644	ING T. Rowe Price Equity Income Portfolio — Class I	25,661,889
829,831	ING T. Rowe Price Growth Equity Portfolio — Class I	51,358,214
3,206,832	ING UBS U.S. Large Cap Equity Portfolio — Class I	34,024,483
877,478	ING UBS U.S. Small Cap Growth Portfolio — Class I	8,432,565
2,713,465	ING Van Kampen Comstock Portfolio — Class I	34,053,982
881,795	ING Van Kampen Real Estate Portfolio — Class I	25,175,261
3,671,122	ING VP Index Plus International Equity Portfolio — Class I	52,019,799
1,881,025	ING VP Index Plus Large-Cap Portfolio — Class I	34,102,980
924,732	ING VP Index Plus Mid-Cap Portfolio — Class I	16,950,329
11,934,614	ING VP Intermediate Bond Portfolio — Class I	157,894,948
1,108,323	ING VP Real Estate Portfolio — Class I	16,935,177
861,047	ING VP Small Company Portfolio — Class I	16,842,078

Total Investments in Securities (Cost $851,755,275)*	100.0%	$859,942,697
Other Assets and Liabilities - Net	(0.0)	(326,413)

Net Assets	100.0%	$859,616,284

*	Cost for federal income tax purposes is $852,706,782.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,554,482
Gross Unrealized Depreciation	(15,318,567)

Net Unrealized Appreciation	$7,235,915

See Accompanying Notes to Financial Statements

46

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,873,616	ING American Century Large Company Value Portfolio — Class I	$27,055,015
554,099	ING Baron Asset Portfolio — Class I	6,743,386
678,510	ING Baron Small Cap Growth Portfolio — Class I	13,387,012
1,920,706	ING BlackRock Large Cap Value Portfolio — Class I	27,043,547
986,539	ING Davis New York Venture Portfolio — Class I	20,322,712
1,125,360	ING Global Real Estate Portfolio — Class I	13,594,344
1,009,553	ING JPMorgan Emerging Markets Equity Portfolio — Class I	27,096,412
428,161	ING JPMorgan Mid Cap Value Portfolio — Class I	6,752,094
2,607,103	ING Julius Baer Foreign Portfolio — Class I	48,179,268
626,130	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	30,248,362
1,913,659	ING Legg Mason Value Portfolio — Class I	20,169,967
1,585,206	ING Marsico Growth Portfolio — Class I	30,340,835
1,599,894	ING Marsico International Opportunities Portfolio — Class I	27,374,185
1,775,622	ING T. Rowe Price Equity Income Portfolio — Class I	27,095,988
766,679	ING T. Rowe Price Growth Equity Portfolio — Class I	47,449,788
2,538,823	ING UBS U.S. Large Cap Equity Portfolio — Class I	26,936,915
1,389,802	ING UBS U.S. Small Cap Growth Portfolio — Class I	13,355,998
2,148,841	ING Van Kampen Comstock Portfolio — Class I	26,967,957
465,690	ING Van Kampen Real Estate Portfolio — Class I	13,295,437
3,876,216	ING VP Index Plus International Equity Portfolio — Class I	54,925,980
1,117,099	ING VP Index Plus Large-Cap Portfolio — Class I	20,252,997
1,098,474	ING VP Index Plus Mid-Cap Portfolio — Class I	20,135,028
7,875,728	ING VP Intermediate Bond Portfolio — Class I	104,195,882
876,959	ING VP Real Estate Portfolio — Class I	13,399,938
681,889	ING VP Small Company Portfolio — Class I	13,337,740

Total Investments in Securities (Cost $670,248,036)*	100.0%	$679,656,787
Other Assets and Liabilities - Net	(0.0)	(261,376)

Net Assets	100.0%	$679,395,411

*	Cost for federal income tax purposes is $670,745,997.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,367,965
Gross Unrealized Depreciation	(12,457,175)

Net Unrealized Appreciation	$8,910,790

See Accompanying Notes to Financial Statements

47

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,181,604	ING American Century Large Company Value Portfolio — Class I	$17,062,366
465,929	ING Baron Asset Portfolio — Class I	5,670,357
380,365	ING Baron Small Cap Growth Portfolio — Class I	7,504,600
1,076,711	ING BlackRock Large Cap Value Portfolio — Class I	15,160,088
712,601	ING Columbia Small Cap Value II Portfolio — Class I	7,468,061
553,037	ING Davis New York Venture Portfolio — Class I	11,392,559
630,574	ING Global Real Estate Portfolio — Class I	7,617,328
707,229	ING JPMorgan Emerging Markets Equity Portfolio — Class I	18,982,035
360,029	ING JPMorgan Mid Cap Value Portfolio — Class I	5,677,662
2,087,811	ING Julius Baer Foreign Portfolio — Class I	38,582,740
389,997	ING Legg Mason Partners Aggressive Growth Portfolio — Class I	18,840,751
1,072,767	ING Legg Mason Value Portfolio — Class I	11,306,963
987,376	ING Marsico Growth Portfolio — Class I	18,898,372
1,121,073	ING Marsico International Opportunities Portfolio — Class I	19,181,564
995,379	ING T. Rowe Price Equity Income Portfolio — Class I	15,189,491
429,785	ING T. Rowe Price Growth Equity Portfolio — Class I	26,599,376
1,068,268	ING UBS U.S. Large Cap Equity Portfolio — Class I	11,334,322
779,106	ING UBS U.S. Small Cap Growth Portfolio — Class I	7,487,211
1,355,179	ING Van Kampen Comstock Portfolio — Class I	17,007,494
260,585	ING Van Kampen Real Estate Portfolio — Class I	7,439,699
2,444,515	ING VP Index Plus International Equity Portfolio — Class I	34,638,777
626,607	ING VP Index Plus Large-Cap Portfolio — Class I	11,360,390
821,049	ING VP Index Plus Mid-Cap Portfolio — Class I	15,049,831
1,471,632	ING VP Intermediate Bond Portfolio — Class I	19,469,696
246,603	ING VP Real Estate Portfolio — Class I	3,768,100
382,259	ING VP Small Company Portfolio — Class I	7,476,995

Total Investments in Securities (Cost $374,207,444)*	100.0%	$380,166,828
Other Assets and Liabilities - Net	(0.0)	(143,217)

Net Assets	100.0%	$380,023,611

*	Cost for federal income tax purposes is $374,591,971.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,723,554
Gross Unrealized Depreciation	(7,148,697)

Net Unrealized Appreciation	$5,574,857

See Accompanying Notes to Financial Statements

48

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Partners, Inc. was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Directors of the Portfolios.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Total shares voted

Colleen D. Baldwin	1	483,022,915	8,616,966	491,639,881

John V. Boyer	1	482,570,195	9,069,686	491,639,881

Patricia W. Chadwick	1	482,229,198	9,410,683	491,639,881

Robert W. Crispin	1	482,001,918	9,637,963	491,639,881

Peter S. Drotch	1	482,473,676	9,166,205	491,639,881

J. Michael Earley	1	482,066,524	9,573,357	491,639,881

Patrick W. Kenny	1	482,349,381	9,290,500	491,639,881

Shaun P. Mathews	1	482,345,787	9,294,094	491,639,881

Sheryl K. Pressler	1	481,846,320	9,793,561	491,639,881

David W.C. Putnam	1	481,635,830	10,004,051	491,639,881

Roger B. Vincent	1	482,354,446	9,285,435	491,639,881

*	Proposal 1 passed at this meeting.

49

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount
ING Solution Income Portfolio
Class ADV	NII	$0.0721
Class I	NII	$0.0757
Class S	NII	$0.0694
Class T	NII	$—
All Classes	STCG	$0.0071
All Classes	LTCG	$0.0030
ING Solution 2015 Portfolio
Class ADV	NII	$0.0676
Class I	NII	$0.0732
Class S	NII	$0.0660
Class T	NII	$—
All Classes	STCG	$0.0136
All Classes	LTCG	$0.0062
ING Solution 2025 Portfolio
Class ADV	NII	$0.0534
Class I	NII	$0.0588
Class S	NII	$0.0509
Class T	NII	$—
All Classes	STCG	$0.0257
All Classes	LTCG	$0.0145
ING Solution 2035 Portfolio
Class ADV	NII	$0.0580
Class I	NII	$0.0633
Class S	NII	$0.0560
Class T	NII	$—
All Classes	STCG	$0.0247
All Classes	LTCG	$0.0113
ING Solution 2045 Portfolio
Class ADV	NII	$0.0330
Class I	NII	$0.0381
Class S	NII	$0.0316
Class T	NII	$—
All Classes	STCG	$0.0221
All Classes	LTCG	$0.0106

NII – Net investment income

STCG – Short-term capital gain

LTCG – Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Income Portfolio	0.85%
ING Solution 2015 Portfolio	2.59%
ING Solution 2025 Portfolio	4.37%
ING Solution 2035 Portfolio	4.14%
ING Solution 2045 Portfolio	5.82%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

See Accompanying Notes to Financial Statements

50

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 1997 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	January 2005 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

51

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Directors who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006- Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present);ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)

Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

52

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory contract will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Company, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve the contract. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Directors, considered whether to renew the Investment Advisory Agreement (the “Advisory Contract”) between Directed Services, LLC (the “Adviser”) and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 30, 2007 meeting, the Board voted to renew the Portfolios’ Advisory Contract. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the Portfolios’ Advisory Contract, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory arrangements for the Funds in the ING Funds complex.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory contracts. The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Portfolio. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2008, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (4) a copy of the form of Advisory Contract; (5) a copy of the Adviser’s Form ADV; (6) the Adviser’s financial statements; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and designated benchmarks; (8) independent analyses of each Portfolio’s performance by the Company’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board’s evaluations.

For each Portfolio, its Initial Class of shares was used for purposes of certain comparisons to the funds in its SPG. Initial Class shares generally were selected so that the Portfolios’ class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management, under which it oversees the sub-advisers to the underlying Funds in which the Portfolios invest. The Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolios.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds, or among the ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the Adviser’s code of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, while each Portfolio is subject to a level advisory fee rate, the Board noted that any breakpoints in advisory fee schedules of certain underlying Funds in which the Portfolios invest would result in a lower advisory fee rate for the underlying Fund when the Fund achieves sufficient asset levels to receive a breakpoint discount. Further, each Portfolio benefits from expense limits and waivers of certain fees, and the Board also considered the extent to which economies of scale could be realized through such limitations and waivers.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. If a fee rate offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered any fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing the Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Solution Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Solution Income Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Solution 2015 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Adviser to continue to manage the Portfolio to evaluate performance. Based on these conclusions and

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Solution 2025 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Solution 2025 Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Adviser to continue to manage the Portfolio to evaluate performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Solution 2035 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Adviser to continue to manage the Portfolio to evaluate performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that: (1) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Solution 2045 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Solution 2045 Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Adviser to continue to manage the Portfolio to evaluate performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF THE ADVISORY CONTRACT FOR ING SOLUTION GROWTH AND INCOME PORTFOLIO AND ING SOLUTION GROWTH PORTFOLIO

Section 15 of the 1940 Act mandates that, when a series of the Company enters into a new advisory arrangement, the Board, including a majority of the Independent Directors, must approve the new arrangement. Therefore, in order for a new series of the Company to be launched, the Board must approve the Advisory Contract for that series prior to the commencement of its operations. At a meeting held on May 10, 2007, the Board approved the Advisory Contract for ING Solution Growth and Income Portfolio and ING Solution Growth Portfolio, each a new series of the Company, for an initial, two-year term that commenced on June 2, 2007.

In determining whether to approve the Advisory Contract for each of these Portfolios, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Advisory Contract, and the proposed policies and procedures for the Portfolios, should be approved. The materials provided to the Board in support of the new advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolios that discusses, among other things, the Adviser’s experience and expertise in the management of other Funds within the ING Funds complex, including the five other

61

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Solution Portfolios; (2) information about the new Portfolios’ proposed investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolios that compare the Portfolios’ proposed fee structures to their comparable SPGs and Morningstar/Lipper category medians; (4) supporting documentation, including a copy of the form of Advisory Contract for the Portfolios; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight and management of Funds in the ING Funds complex (including the other ING Solution Portfolios).

At the May 2007 Board meeting at which the Advisory Contract was approved with respect to the new Portfolios, the Board considered that the Portfolios would be subject to the Company’s standard policies and procedures previously approved by the Board for other series of the Company and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolios, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds in the ING Funds complex.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the new Portfolios took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolios under the proposed Advisory Contract; (2) the Adviser’s experience in managing other Funds within the ING Funds complex, including similar Funds-of-Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Portfolios; (5) the costs for the services to be provided by the Adviser, including that the proposed advisory fees would not be subject to breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolios, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.02% administration fee) for each Portfolio is below the median and the average management fees of the funds in the Portfolio’s SPG, and (b) the estimated expense ratio for the Portfolio is below the median and average expense ratios of the funds in the Portfolio’s SPG; (7) the projected profitability of the Adviser; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Funds, including other Funds-of-Funds and asset allocation products; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the May 2007 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolios.

After its deliberation, the Board reached the following conclusions: (1) each Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) each Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program and the representations of the Company’s CCO in materials provided to the Board in advance of the May 2007 meeting. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolios. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

62

Investment Adviser

Directed Services, LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL	(1207-022908)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $653,000 for year ended December 31, 2007 and $638,250 for year ended December 31, 2006.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $74,700 for year ended December 31, 2007 and $77,025 for year ended December 31, 2006.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $176,537 in the year ended December 31, 2007 and $184,760 in the year ended December 31, 2006.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  February 23, 2007

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2007

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

13

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $391,637 for year ended December 31, 2007 and $986,810 for year ended December 31, 2006.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                 Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                 Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2008

16